UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05387

Franklin Mutual Series Funds

(Exact name of registrant as specified in charter)

101 John F. Kennedy Parkway, Short Hills, NJ 07078-2705

(Address of principal executive offices) (Zip code)

Craig S. Tyle, One Franklin Parkway, San Mateo, CA 94403-1906

(Name and address of agent for service)

Registrant’s telephone number, including area code: (210) 912-2100

Date of fiscal year end: 12/31

Date of reporting period: 12/31/19

Item 1.	Reports to Stockholders.

    Sign up for electronic delivery at franklintempleton.com/edelivery

Internet Delivery of Fund Reports Unless You Request Paper Copies: Effective January 1, 2021, as permitted by the SEC, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request them from the Fund or your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you have not signed up for electronic delivery, we would encourage you to join fellow shareholders who have. You may elect to receive shareholder reports and other communications electronically from the Fund by calling (800) 632-2301 or by contacting your financial intermediary.

You may elect to continue to receive paper copies of all your future shareholder reports free of charge by contacting your financial intermediary or, if you invest directly with a Fund, calling (800) 632-2301 to let the Fund know of your request. Your election to receive reports in paper will apply to all funds held in your account.

FRANKLIN TEMPLETON

Successful investing begins with ambition. And achievement only comes when you reach for it. That’s why we continually strive to deliver better outcomes for investors. No matter what your goals are, our deep, global investment expertise allows us to offer solutions that can help.

During our more than 70 years of experience, we’ve managed through all kinds of markets—up, down and those in between. We’re always preparing for what may come next. It’s because of this, combined with our strength as one of the world’s largest asset managers that we’ve earned the trust of millions of investors around the world.

Dear Franklin Mutual Beacon Fund Shareholder:

As we enter 2020, the factors that lifted stocks to record highs in 2019—accommodative central bank monetary policies and progress on a proposed trade deal between the U.S. and China—continue to be sources of optimism for growth. The near-term threat of recession has eased, with the U.S. economy showing resilience as low unemployment and moderately rising wages have encouraged consumer spending, which has supported the expansion. In contrast, business investment and exports were weak in 2019, but there are nascent signs of increasing industrial activity.

Tariffs, trade battles and geopolitical conflict may continue to dominate headlines in 2020 and account for a disproportionate source of market volatility. The U.S. and China agreed in principle to a phase-one trade agreement in late 2019. However, a re-escalation of the tariff dispute between the world’s two largest economies is not out of the question, as negotiations on a phase-two trade agreement are scheduled to start after the anticipated phase-one signing ceremony in January. There was clarity on Brexit as British voters delivered a resounding election victory to Prime Minister Boris Johnson and his Conservative Party, which should pave the way for a conclusive exit agreement. The terms of U.K. departure, however, must still be finalized. Late in the period, tensions in the Middle East were on the rise, following the death of an American contractor in Iraq in late December and a retaliatory U.S. military strike two days later.

During the period, we took advantage of market turbulence to seek out a larger number of stocks whose risk/reward profiles turned more favorable. Subsequently, we used the market appreciation to exit from or trim select positions that reached or exceeded our estimates of intrinsic value. Market volatility continues to present occasional opportunities in individual stocks, and in certain sectors, notably those considered to be economically sensitive. We continue to focus on situations in which company-specific actions are more important than economic improvement in driving shareholder value.

Valuation is an essential factor in our analysis, and we always ask ourselves if current and potential investments represent an attractive balance of risk and reward. Amid the all-time highs reached by the Standard & Poor’s® 500 Index (S&P 500®) during the period, we maintained our focus on individual securities and the prospects for each business in the context of its valuation and the backdrop of potential political and economic risks.

We continue to adhere to a bottom-up stock selection process that is disciplined, driven by rigorous fundamental analysis, and that attempts to limit downside risk. In our view, actively investing in underappreciated and misunderstood companies with identifiable catalysts for unlocking shareholder value can offer meaningful upside potential and a degree of downside protection in periods of financial market turbulence.

We recognize the important role of financial advisors in today’s markets and encourage investors to continue to seek their advice. Amid changing markets and economic conditions, we are confident investors with a well-diversified portfolio and a patient, long-term outlook will be well positioned for the years ahead.

On the following pages, the Fund’s portfolio management team reviews investment decisions that pertain to performance during the past 12 months considering the

Not FDIC Insured | May Lose Value | No Bank Guarantee

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economic environment and other factors. Please remember all securities markets fluctuate, as do mutual fund share prices.

We thank you for investing with Franklin Templeton, welcome your questions and comments, and look forward to continuing to serve your investment needs in the years ahead.

Sincerely,

Peter A. Langerman

Chairman, President and Chief Executive Officer

Franklin Mutual Advisers, LLC

This letter reflects our analysis and opinions as of December 31, 2019, unless otherwise indicated. The information is not a complete analysis of every aspect of any market, country, industry, security or fund. Statements of fact are from sources considered reliable.

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ANNUAL REPORT

Franklin Mutual Beacon Fund

This annual report for Franklin Mutual Beacon Fund covers the fiscal year ended December 31, 2019.

Your Fund’s Goal and Main Investments

The Fund seeks capital appreciation, which may occasionally be short term, with income as a secondary goal. Under normal market conditions, the Fund invests primarily in equity securities of U.S. and foreign companies that we believe are available at market prices less than their intrinsic value. The equity securities in which the Fund invests are primarily common stock, with a current focus on mid- and large-cap companies. To a lesser extent, the Fund also invests in merger arbitrage securities and the debt and equity of distressed companies. The Fund may invest a substantial portion, potentially up to 100% of its assets, in foreign securities, which may include sovereign debt and participations in foreign government debt. The Geographic Composition bar chart on this page lists the leading countries where the Fund invests.

Performance Overview

The Fund’s Class Z shares posted a +24.96% cumulative total return for the 12 months ended December 31, 2019. In comparison, the Fund’s benchmark, the MSCI World Index (USD), which tracks stock performance in global developed markets, posted a +28.40% total return.1 You can find more of the Fund’s performance data in the Performance Summary beginning on page 8.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Economic and Market Overview

Global developed and emerging market stocks, as measured by the MSCI All Country World Index (USD), posted a +27.30% total return during the 12 months ended December 31, 2019.1 Although global economic growth

Geographic Composition*

Based on Total Net Assets as of 12/31/19

*Figures are stated as a percentage of total and may not equal 100% or may be negative due to rounding, use of any derivatives, unsettled trades or other factors. The Fund held 39.6% of total net assets in foreign securities.

slowed from 2018, interest-rate cuts from many central banks and the easing of trade tensions near period-end contributed to the generally positive environment for equities worldwide. Reflecting investor optimism and slowing but resilient economic growth, stocks advanced in every major region of the globe.

In the U.S., solid economic growth also supported equities, as healthy consumer spending and a strong labor market kept the economy afloat. The unemployment rate fell during the year, reaching 3.5% in September, November and December 2019, the lowest recorded unemployment rate in 50 years.2 Wages also grew, albeit at a moderate pace, and inflation remained persistently low. In addition, deficit spending by the U.S. government boosted current growth at the expense of long-term debt. Despite the strength in the

1. Source: Morningstar.

The index is unmanaged and includes reinvestment of any income or distributions. It does not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

2. Source: U.S. Bureau of Labor Statistics.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

The SOI begins on page 17.

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consumer sector, some parts of the economy struggled, particularly heavy industry. Annual industrial production contracted late in the reporting period, manufacturing output stalled and capital spending declined.

The U.S. Federal Reserve (Fed) provided a substantial boost to equity markets early in the reporting period as it shifted to a more accommodative monetary policy. In January 2019, the Fed signaled the end of its tightening cycle and cut the federal funds rate three times thereafter, lowering it to a range of 1.50%–1.75%. Stocks responded positively to the interest-rate cuts and gained further in December 2019 after the Fed indicated it would likely leave interest rates unchanged in 2020.

Growth slowed overall in the eurozone, particularly in Germany and Italy. Germany, which is heavily reliant on exports, was adversely affected by the trade conflict between the U.S. and China and the resulting slowdown in global trade. In Italy, political uncertainty and budget concerns caused the country’s annual gross domestic product (GDP) growth to stall in 2019’s first quarter before modestly improving in the second and third quarters. Despite sluggish economic conditions, European developed market equities, as measured by the MSCI Europe Index-NR (Local Currency), posted a +23.75% total return for the 12-month period, as easing trade tensions buoyed investor optimism and an electoral victory by the Conservative Party in the U.K. alleviated uncertainty surrounding Brexit.3 Although the European Central Bank left its headline refinancing rate unchanged, it lowered the deposit rate and restarted its bond-buying stimulus program, further supporting stocks.

Economic growth in Asia was relatively solid overall, despite slowdowns in several large emerging market countries, such as China and India. Japan’s economy grew amid the Bank of Japan’s sizable stimulus program. The trade war between the U.S. and China provided the backdrop for Asian stocks, which rose and fell in sync with investor sentiment regarding a trade deal. A phase one trade agreement between the two countries reached in December 2019 propelled Asian developed and emerging market stocks, which ultimately ended with a +19.23% total return over the 12-month period, as measured by the MSCI All Country Asia Index (USD).4

Emerging market stocks overall experienced several sharp selloffs and subsequent rebounds throughout the reporting period before ending with gains. In aggregate, economic growth slowed somewhat from 2018 but remained solid, although there was some variation among individual countries. Many central banks in emerging markets cut interest rates throughout the reporting period, which, along with resilient GDP growth, provided a supportive environment for equities. Russian stocks posted the highest returns among emerging markets as the threat of further sanctions receded and a solid fiscal environment reassured investors. Overall, global emerging markets, as measured by the MSCI Emerging Markets Index (USD), posted a +18.90% total return for the 12-month period.1

Investment Strategy

At Franklin Mutual Series, we are committed to our distinctive value approach to investing, which we believe can generate above-average risk-adjusted returns over time for our shareholders. Our major investment strategy is investing in undervalued stocks. When selecting undervalued equities, we are attracted to what we believe are fundamentally strong companies with healthy balance sheets, high-quality assets, substantial free cash flow and shareholder-oriented management teams and whose stocks are trading at discounts to our assessment of the companies’ intrinsic or business value. We also look for asset-rich companies whose shares may be trading at depressed levels due to concerns over short-term earnings disappointments, litigation, management strategy or other perceived negatives. This strict value approach is not only intended to improve the likelihood of capital appreciation, but also reduces the risk of substantial declines, in our opinion. While the vast majority of our undervalued equity investments are made in publicly traded companies globally, we may invest occasionally in privately held companies as well.

To a lesser extent, we complement this more traditional investment strategy with two others. One is distressed investing, a highly specialized field that has proven quite profitable during certain periods over the years. Distressed investing is complex and can take many forms. The most common distressed investment the Fund undertakes is the purchase of financially troubled or bankrupt companies’ debt at a substantial discount to face value. After the financially distressed company is reorganized, often in bankruptcy court, the old debt is typically replaced with new securities issued by the financially stronger company.

The other piece of our investment strategy is participating in arbitrage situations, another highly specialized field. When companies announce proposed mergers or takeovers,

3. Source: Morningstar. Net Returns (NR) include income net of tax withholding when dividend are paid.

4. Source: MSCI.

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commonly referred to as deals, the target company may trade at a discount to the bid it ultimately accepts. One form of arbitrage involves purchasing the target company’s stock when it is trading below the value we believe it would receive in a deal. In keeping with our commitment to a relatively conservative investment approach, we typically focus our arbitrage efforts on announced deals, and avoid rumored deals or other situations we consider relatively risky. In addition, it is our practice to hedge the Fund’s currency exposure when we deem it advantageous for our shareholders.

What is meant by “hedge”?

To hedge an investment is to take a position intended to offset potential losses that may be incurred by a companion financial instrument. Hedging an investment may also offset potential gains.

Manager’s Discussion

The end of a decade is a natural time for reflection about the years that have just passed and to look ahead to what the next 10 might have in store. Across Wall Street, we see many prognostications, and while we are not in the forecasting business, we do allow ourselves to think about investment opportunities over such an extended time period. But experience has taught us that while trying to predict the exact course of markets and/or economic and political events that will drive them may be fun, it is not all that useful.

As 2010 began, the global economy was still recovering from the Global Financial Crisis. The U.S. government owned significant portions of the banking and automotive sectors. The Fed had already started quantitative easing (QE), with QE 2 and QE 3 still to come. In Europe, concerns about Greece’s finances were emerging, and in China the effects of 2009’s massive stimulus programs were starting to take hold.

Over the subsequent years we saw ongoing, global QE, culminating in trillions of dollars of debt yielding negative interest rates. The European Union (EU) was in continuous upheaval, with Greece threatening to leave, but eventually staying in the eurozone; the U.K. pursuing and achieving Brexit; and ongoing strain between core members Germany, France, Italy and Spain. In the U.S., average annual economic growth was restrained and finished the decade

Top 10 Sectors/Industries

Based on Equity Securities as of 12/31/19

% of Total Net Assets

Pharmaceuticals	12.9%

Banks	9.3%

Software	8.1%

Technology Hardware, Storage & Peripherals	6.6%

Media	5.6%

Health Care Equipment & Supplies	3.9%

Electrical Equipment	3.7%

Tobacco	3.7%

Textiles, Apparel & Luxury Goods	3.5%

Entertainment	3.4%

below 2%, trailing the minimum 3% expectation of prior decades. Strong corporate profits and lower corporate tax rates were bright spots.

Equity markets delivered a very good decade—one of the best in history—with the MSCI World Index (USD) and the S&P 500 posting average annual total returns of +10.08% and +13.56%, respectively.5 During the decade, Franklin Mutual Beacon Fund, Class Z posted an average annual total return of +9.81%, a solid absolute return that nonetheless lagged the MSCI World Index (USD), its benchmark. The Fund’s value strategy, which seeks to identify mispriced securities and limit downside risk, was out of favor in an environment that generally encouraged investors to assume more risk. Conversely, the Fund’s Class Z shares posted an average annual total return of +5.36% in the prior decade, compared with +0.23% for the MSCI World Index (USD).1 Our active investment approach focusing on individual opportunities was more conducive to the prior decade’s greater volatility.

In our view, going forward we expect more political and monetary uncertainty and economic growth in unexpected places. Corporate profits will have good years and bad years. Some industries will be massively disrupted, while others will find a way to adjust and prosper, even within the context of artificial intelligence and machine learning. Recent events, such as the coronavirus outbreak, have caused, and may continue to cause, uncertainty and volatility in the Chinese economy, potentially leading to vulnerability in 2020 global growth expectations. As for investment positioning, we

5. Source: Morningstar.

The indexes are unmanaged and include reinvestment of any income or distributions. They do not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

See www.franklintempletondatasources.com for additional data provider information.

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intend to avoid forecasts that would lead us to make the Fund’s success dependent on a specific set of outcomes. Rather, we will seek to continue with our time-tested value process and complement it with new tools that enhance our security evaluation and selection process. To that end, we have integrated risk and quantitative portfolio analysis tools that provide us with fresh insights about performance, and help us identify companies and securities that we believe satisfy our investors’ goals of risk-adjusted returns that are not wholly dependent on any one economic or political scenario.

Fund Performance

Turning to Fund performance, top positive contributors included Charter Communications, JPMorgan Chase and Novartis. JPMorgan Chase and Novartis are listed among the Fund’s largest positions in the Top 10 Equity Holdings table on this page.

Shares of U.S.-based cable operator Charter Communications surged after the company reported operating and financial results that were broadly ahead of consensus estimates. Capital expenditures were lower than expected and drove free cash flow, which was used during the period to buy back $3.1 billion of the company’s stock. The market was anticipating share repurchases totaling $2.25 billion. Revenue accelerated 5.1% compared with consensus forecasts of 4.5%. The increased revenue, however, did not reflect the impact of a broad-based increase in per subscriber fees implemented during the period, which could drive revenue growth and margin expansion in 2020. According to the company’s management, there has not been a meaningful decrease in customers as a result of the higher per subscriber fees.

The stock price of U.S.-based banking company JPMorgan Chase trended up during the year but rose sharply after it reported third-quarter earnings that beat consensus estimates. The results were broad based, with stronger-than-expected revenues from the company’s consumer and investment banking divisions. A reduction in net interest income, which declines when interest rates fall, was less than expected, mitigated by revenue from JPMorgan Chase’s diversified banking operation.

The market responded positively to Novartis’ announcement of the official process and dates for its tax-free spinoff of Alcon, its eye care device and consumer products business. In addition, the Switzerland-based drug maker made good progress on its pipeline and delivered solid operational results. The company’s share price pulled back later in the period due to concerns about pharmaceutical drug pricing

Top 10 Equity Holdings

12/31/19

Company Sector/Industry, Country	% of Total Net Assets

Novartis AG	4.0%
Pharmaceuticals, Switzerland

Medtronic PLC	3.9%
Health Care Equipment & Supplies, U.S.

GlaxoSmithKline PLC	3.8%
Pharmaceuticals, U.K.

Sensata Technologies Holding PLC	3.7%
Electrical Equipment, U.S.

Samsung Electronics Co. Ltd.	3.7%
Technology Hardware, Storage & Peripherals, South Korea

British American Tobacco PLC	3.7%
Tobacco, U.K.

The Walt Disney Co.	3.4%
Entertainment, U.S.

Wells Fargo & Co.	3.4%
Banks, U.S.

The Hartford Financial Services Group Inc.	3.2%
Insurance, U.S.

JPMorgan Chase & Co.	3.2%
Banks, U.S.

and fallout from a subsidiary’s data manipulation regarding gene therapy Zolgensma. Zolgensma remains on the market, although the U.S. Food and Drug Administration was critical of the delay in informing them of the issue. We believe Novartis’ innovative product pipeline remains underappreciated and that the company’s management has room to further improve operating margins.

During the period under review, Fund investments that detracted from performance included Indiabulls Housing Finance, Baidu and Dufry (not held at period-end).

Shares of Indiabulls Housing Finance, an India-based consumer finance company, declined beginning in June following an unsubstantiated allegation of fraudulent loans, which the company vigorously disputed. After declining dramatically, the company’s stock price recovered modestly in late 2019 after India’s Ministry of Corporate Affairs filed an affidavit in the Delhi High Court stating that the five loans, which were the subject of the false claim were repaid or are standard accounts.

Shares of China-based internet search firm Baidu slid after the company posted a 2019 first-quarter loss, attributable to a weaker Chinese economy and increased governmental regulation that hindered advertising sales growth. Earnings

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improved in subsequent quarters, but the overhang from the U.S.-China trade dispute hampered the stock price.

Management continues to invest heavily in its video-streaming platform and other initiatives, such as artificial intelligence. We believe these investments may help Baidu further diversify its business into new growth markets.

The share price of Dufry, a Switzerland-based operator of global duty-free and duty-paid stores in airports and other transportation-related facilities, fell earlier in 2019 due to foreign exchange and economic pressures, particularly related to its business in Latin America. Dufry’s stock rallied in November 2019 after the company beat third-quarter consensus estimates for revenue and free cash flow.

During the period, the Fund held currency forwards and futures seeking to hedge most of the currency risk of the portfolio’s non-U.S. dollar investments. The hedges had a modestly positive overall impact on the Fund’s performance.

What is a currency forward?

A currency forward is a direct agreement between the Fund and a counterparty to buy or sell a foreign currency in exchange for another currency at a specific exchange rate on a future date.

What is a future?

A future is an agreement between the Fund and a counterparty made through a U.S. or foreign futures exchange to buy or sell an underlying instrument or asset at a specific price on a future date.

As fellow shareholders, we found recent relative performance disappointing, but it is not uncommon for our strategy to lag the equity markets at times. We remain committed to our disciplined, value investment approach as we seek to generate attractive, long-term, risk-adjusted returns for shareholders.

Thank you for your participation in Franklin Mutual Beacon Fund. We look forward to continuing to serve your investment needs.

Christian Correa, CFA Co-Portfolio Manager

Mandana Hormozi Co-Portfolio Manager

Aman Gupta, CFA Co-Portfolio Manager

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2019, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

CFA® is a trademark owned by CFA Institute.

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Performance Summary as of December 31, 2019

The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 12/31/191

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 5.50% and the minimum is 0%. Class A: 5.50% maximum initial sales charge. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return[2]	Average Annual Total Return[3]

Z
1-Year	+24.96%	+24.96%

5-Year	+46.00%	+7.86%

10-Year	+154.88%	+9.81%

A4
1-Year	+24.69%	+17.86%

5-Year	+44.23%	+6.39%

10-Year	+147.92%	+8.89%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 10 for Performance Summary footnotes.

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PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment1

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

Class Z (1/1/10–12/31/19)

Class A (1/1/10–12/31/19)

See page 10 for Performance Summary footnotes.

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PERFORMANCE SUMMARY

Distributions (1/1/19–12/31/19)

Share Class	Net Investment Income	Short-Term Capital Gain	Long-Term Capital Gain	Total

Z	$0.3613	$0.1106	$0.2819	$0.7538

A	$0.3228	$0.1106	$0.2819	$0.7153

C	$0.1809	$0.1106	$0.2819	$0.5734

R	$0.2850	$0.1106	$0.2819	$0.6775

R6	$0.3714	$0.1106	$0.2819	$0.7639

Total Annual Operating Expenses6

Share Class	With Fee Waiver	Without Fee Waiver
Z	0.81%	0.81%
A	1.06%	1.06%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Value securities may not increase in price as anticipated or may decline further in value. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments. Because the Fund may invest its assets in companies in a specific region, including Europe, it is subject to greater risks of adverse developments in that region and/or the surrounding regions than a fund that is more broadly diversified geographically. Current political and financial uncertainty surrounding the European Union may increase market volatility and the economic risk of investing in companies in Europe. Smaller-company stocks have exhibited greater price volatility than larger-company stocks, particularly over the short term. The Fund’s investments in companies engaged in mergers, reorganizations or liquidations also involve special risks as pending deals may not be completed on time or on favorable terms. The Fund may invest in lower-rated bonds, which entail higher credit risk. The Fund’s prospectus also includes a description of the main investment risks.

1. The Fund has a fee waiver associated with any investment it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through 4/30/20. Fund investment results reflect the fee waiver; without this waiver, the results would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

4. Prior to 9/10/18, these shares were offered at a higher initial sales charge of 5.75%, thus actual returns (with sales charges) would have differed. Average annual total returns (with sales charges) have been restated to reflect the current maximum initial sales charge of 5.50%.

5. Source: Morningstar. The MSCI World Index (USD) is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed markets.

6. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

See www.franklintempletondatasources.com for additional data provider information.

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Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual		Hypothetical
		(actual return after expenses)		(5% annual return before expenses)
			Expenses		Expenses	Net
	Beginning	Ending	Paid During	Ending	Paid During	Annualized
Share	Account	Account	Period	Account	Period	Expense
Class	Value 7/1/19	Value 12/31/19	7/1/19–12/31/191, [2]	Value 12/31/19	7/1/19–12/31/191, [2]	Ratio[2]

Z	$1,000	$1,095.90	$4.23	$1,021.17	$ 4.08	0.80%
A	$1,000	$1,095.10	$5.54	$1,019.91	$ 5.35	1.05%
C	$1,000	$1,090.50	$9.48	$1,016.13	$ 9.15	1.80%
R	$1,000	$1,093.20	$6.86	$1,018.65	$ 6.61	1.30%
R6	$1,000	$1,096.50	$3.91	$1,021.48	$ 3.77	0.74%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 184/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include acquired fund fees and expenses.

franklintempleton.com	Annual Report	11

FRANKLIN MUTUAL SERIES FUNDS

Financial Highlights

Franklin Mutual Beacon Fund

		Year Ended December 31,
	2019	2018	2017	2016	2015

Class Z

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$13.76	$16.61	$15.30	$14.30	$16.59

Income from investment operations[a]:

Net investment income[b]	0.33	0.29	0.29	0.37 [c]	0.29

Net realized and unrealized gains (losses)	3.06	(1.68)	1.90	1.93	(0.99)

Total from investment operations	3.39	(1.39)	2.19	2.30	(0.70)

Less distributions from:

Net investment income	(0.36)	(0.31)	(0.31)	(0.37)	(0.37)

Net realized gains	(0.39)	(1.15)	(0.57)	(0.93)	(1.22)

Total distributions	(0.75)	(1.46)	(0.88)	(1.30)	(1.59)

Net asset value, end of year	$16.40	$13.76	$16.61	$15.30	$14.30

Total return	24.96%	(8.24)%	14.39%	16.11%	(4.14)%

Ratios to average net assets

Expenses[d,e]	0.81% [f]	0.80% [f]	0.78%	0.80%	0.84% [f]

Expenses incurred in connection with securities sold short	0.02%	0.01%	—%	0.01%	0.04%

Net investment income	2.11%	1.77%	1.78%	2.48% [c]	1.73%

Supplemental data

Net assets, end of year (000’s)	$2,600,744	$2,271,217	$2,700,327	$2,564,120	$2,420,165

Portfolio turnover rate	30.72%	47.20%	24.80%	30.94%	35.80%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.10 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.81%.

dIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(d).

eBenefit of expense reduction rounds to less than 0.01%.

fBenefit of waiver and payments by affiliates rounds to less than 0.01%.

12	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN MUTUAL SERIES FUNDS

FINANCIAL HIGHLIGHTS

Franklin Mutual Beacon Fund (continued)

		Year Ended December 31,
	2019	2018	2017	2016	2015

Class A

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$13.63	$16.47	$15.18	$14.20	$16.47

Income from investment operations[a]:

Net investment income[b]	0.29	0.25	0.25	0.33 [c]	0.24

Net realized and unrealized gains (losses)	3.03	(1.67)	1.87	1.91	(0.97)

Total from investment operations	3.32	(1.42)	2.12	2.24	(0.73)

Less distributions from:

Net investment income	(0.32)	(0.27)	(0.26)	(0.33)	(0.32)

Net realized gains	(0.39)	(1.15)	(0.57)	(0.93)	(1.22)

Total distributions	(0.71)	(1.42)	(0.83)	(1.26)	(1.54)

Net asset value, end of year	$16.24	$13.63	$16.47	$15.18	$14.20

Total return[d]	24.69%	(8.49)%	14.09%	15.80%	(4.33)%

Ratios to average net assets

Expenses[e,f]	1.06% [g]	1.05% [g]	1.03%	1.05%	1.12% [g]

Expenses incurred in connection with securities sold short	0.02%	0.01%	—%	0.01%	0.04%

Net investment income	1.86%	1.52%	1.53%	2.23% [c]	1.45%

Supplemental data

Net assets, end of year (000’s)	$1,028,482	$890,294	$983,048	$992,306	$1,019,568

Portfolio turnover rate	30.72%	47.20%	24.80%	30.94%	35.80%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.10 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.56%.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

eIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(d).

fBenefit of expense reduction rounds to less than 0.01%.

gBenefit of waiver and payments by affiliates rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	13

FRANKLIN MUTUAL SERIES FUNDS

FINANCIAL HIGHLIGHTS

Franklin Mutual Beacon Fund (continued)

		Year Ended December 31,
	2019	2018	2017	2016	2015

Class C

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$13.65	$16.34	$15.06	$14.10	$16.36

Income from investment operations[a]:

Net investment income[b]	0.17	0.13	0.12	0.22 [c]	0.12

Net realized and unrealized gains (losses)	3.04	(1.65)	1.86	1.88	(0.96)

Total from investment operations	3.21	(1.52)	1.98	2.10	(0.84)

Less distributions from:

Net investment income	(0.18)	(0.02)	(0.13)	(0.21)	(0.20)

Net realized gains	(0.39)	(1.15)	(0.57)	(0.93)	(1.22)

Total distributions	(0.57)	(1.17)	(0.70)	(1.14)	(1.42)

Net asset value, end of year	$16.29	$13.65	$16.34	$15.06	$14.10

Total return[d]	23.74%	(9.19)%	13.25%	14.94%	(5.06)%

Ratios to average net assets

Expenses[e,f]	1.81% [g]	1.80% [g]	1.78%	1.80%	1.84% [g]

Expenses incurred in connection with securities sold short	0.02%	0.01%	—%	0.01%	0.04%

Net investment income	1.11%	0.77%	0.78%	1.48% [c]	0.73%

Supplemental data

Net assets, end of year (000’s)	$52,620	$59,828	$260,113	$275,138	$285,333

Portfolio turnover rate	30.72%	47.20%	24.80%	30.94%	35.80%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.10 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.81%.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

eIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(d).

fBenefit of expense reduction rounds to less than 0.01%.

gBenefit of waiver and payments by affiliates rounds to less than 0.01%.

14	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN MUTUAL SERIES FUNDS

FINANCIAL HIGHLIGHTS

Franklin Mutual Beacon Fund (continued)

	Year Ended December 31,
	2019	2018	2017	2016	2015

Class R

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$13.46	$16.28	$15.01	$14.05	$16.33

Income from investment operations[a]:

Net investment income[b]	0.24	0.20	0.21	0.30 [c]	0.20

Net realized and unrealized gains (losses)	3.01	(1.64)	1.84	1.89	(0.97)

Total from investment operations	3.25	(1.44)	2.05	2.19	(0.77)

Less distributions from:

Net investment income	(0.29)	(0.23)	(0.21)	(0.30)	(0.29)

Net realized gains	(0.39)	(1.15)	(0.57)	(0.93)	(1.22)

Total distributions	(0.68)	(1.38)	(0.78)	(1.23)	(1.51)

Net asset value, end of year	$16.03	$13.46	$16.28	$15.01	$14.05

Total return	24.33%	(8.65)%	13.76%	15.58%	(4.61)%

Ratios to average net assets

Expenses[d,e]	1.31% [f]	1.30% [f]	1.28%	1.30%	1.34% [f]

Expenses incurred in connection with securities sold short	0.02%	0.01%	—%	0.01%	0.04%

Net investment income	1.61%	1.27%	1.28%	1.98% [c]	1.23%

Supplemental data

Net assets, end of year (000’s)	$1,769	$1,662	$1,601	$2,035	$2,343

Portfolio turnover rate	30.72%	47.20%	24.80%	30.94%	35.80%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.10 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.31%.

dIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(d).

eBenefit of expense reduction rounds to less than 0.01%.

fBenefit of waiver and payments by affiliates rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	15

FRANKLIN MUTUAL SERIES FUNDS

FINANCIAL HIGHLIGHTS

Franklin Mutual Beacon Fund (continued)

	Year Ended December 31,
	2019	2018	2017	2016	2015

Class R6

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$13.75	$16.60	$15.30	$14.30	$16.58

Income from investment operations[a]:

Net investment income[b]	0.34	0.30	0.37	0.38 [c]	0.30

Net realized and unrealized gains (losses)	3.07	(1.68)	1.82	1.93	(0.98)

Total from investment operations	3.41	(1.38)	2.19	2.31	(0.68)

Less distributions from:

Net investment income	(0.37)	(0.32)	(0.32)	(0.38)	(0.38)

Net realized gains	(0.39)	(1.15)	(0.57)	(0.93)	(1.22)

Total distributions	(0.76)	(1.47)	(0.89)	(1.31)	(1.60)

Net asset value, end of year	$16.40	$13.75	$16.60	$15.30	$14.30

Total return	25.13%	(8.18)%	14.42%	16.20%	(3.98)%

Ratios to average net assets

Expenses before waiver and payments by affiliates[d]	0.76%	0.75%	0.72%	0.71%	0.74%

Expenses net of waiver and payments by affiliates[d,e]	0.74%	0.73%	0.71%	0.71%	0.74% [f]

Expenses incurred in connection with securities sold short	0.02%	0.01%	—%	0.01%	0.04%

Net investment income	2.18%	1.84%	1.85%	2.57% [c]	1.83%

Supplemental data

Net assets, end of year (000’s)	$90,220	$79,358	$106,845	$604	$48,844

Portfolio turnover rate	30.72%	47.20%	24.80%	30.94%	35.80%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.10 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.90%.

dIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(d).

eBenefit of expense reduction rounds to less than 0.01%.

fBenefit of waiver and payments by affiliates rounds to less than 0.01%.

16	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN MUTUAL SERIES FUNDS

Statement of Investments, December 31, 2019

Franklin Mutual Beacon Fund

	Country	Shares/ Rights/ Warrants	Value

Common Stocks and Other Equity Interests 89.1%

Aerospace & Defense 2.5%

BAE Systems PLC	United Kingdom	12,866,872	$96,250,552

Auto Components 0.0%†

[a,b,c] International Automotive Components Group Brazil LLC	Brazil	2,846,329	103,322

Banks 9.3%

JPMorgan Chase & Co.	United States	866,030	120,724,582

Standard Chartered PLC	United Kingdom	10,733,493	101,274,603

Wells Fargo & Co.	United States	2,408,650	129,585,370

			351,584,555

Chemicals 2.2%

BASF SE	Germany	1,114,194	84,154,692

Communications Equipment 2.7%

Cisco Systems Inc.	United States	2,098,742	100,655,666

Consumer Finance 2.7%

Capital One Financial Corp.	United States	1,003,098	103,228,815

Diversified Financial Services 1.7%

[a] M&G PLC	United Kingdom	19,901,470	62,522,366

Diversified Telecommunication Services 1.8%

Koninklijke KPN NV	Netherlands	22,591,444	66,656,845

Electrical Equipment 3.7%

[a] Sensata Technologies Holding PLC	United States	2,626,802	141,505,824

Entertainment 3.4%

The Walt Disney Co.	United States	897,700	129,834,351

Equity Real Estate Investment Trusts (REITs) 2.7%

Brixmor Property Group Inc.	United States	4,722,700	102,057,547

Food Products 2.7%

The Kraft Heinz Co.	United States	3,192,437	102,573,001

Health Care Equipment & Supplies 3.9%

Medtronic PLC	United States	1,281,090	145,339,660

Hotels, Restaurants & Leisure 1.7%

Sands China Ltd.	Macau	11,770,400	62,913,024

Insurance 3.2%

The Hartford Financial Services Group Inc.	United States	2,017,900	122,627,783

Interactive Media & Services 1.7%

[a] Baidu Inc., ADR	China	504,347	63,749,461

IT Services 3.1%

Cognizant Technology Solutions Corp., A	United States	1,870,330	115,997,867

Media 5.6%

[a] Charter Communications Inc., A	United States	204,487	99,192,554

[a] Discovery Inc., C	United States	3,439,423	104,868,007

[a] iHeartMedia Inc., A	United States	416,304	7,035,538

[a,b] iHeartMedia Inc., B	United States	7,025	100,914

franklintempleton.com	Annual Report	17

FRANKLIN MUTUAL SERIES FUNDS

STATEMENT OF INVESTMENTS

Franklin Mutual Beacon Fund (continued)

	Country	Shares/ Rights/ Warrants	Value

Common Stocks and Other Equity Interests (continued)

Media (continued)

[a] iHeartMedia Inc., wts., A, 5/01/39	United States	418	$7,064

			211,204,077

Oil, Gas & Consumable Fuels 2.4%

Caltex Australia Ltd.	Australia	742,312	17,682,627

Royal Dutch Shell PLC, A	United Kingdom	2,503,893	73,471,080

			91,153,707

Pharmaceuticals 12.9%

Allergan PLC	United States	298,700	57,102,479

[a] Bristol-Myers Squibb Co., rts., 2/01/49	United States	574,700	1,729,847

Eli Lilly & Co.	United States	588,112	77,295,560

GlaxoSmithKline PLC	United Kingdom	6,044,376	142,417,377

Merck & Co. Inc.	United States	640,129	58,219,733

Novartis AG, ADR	Switzerland	1,574,971	149,134,004

			485,899,000

Software 8.1%

[a] Check Point Software Technologies Ltd.	Israel	791,712	87,848,364

NortonLifeLock Inc.	United States	4,522,056	115,402,869

Oracle Corp.	United States	1,911,500	101,271,270

			304,522,503

Technology Hardware, Storage & Peripherals 2.9%

Western Digital Corp.	United States	1,717,900	109,035,113

Textiles, Apparel & Luxury Goods 3.5%

Cie Financiere Richemont SA	Switzerland	734,796	57,757,023

Tapestry Inc.	United States	2,714,300	73,204,671

			130,961,694

Thrifts & Mortgage Finance 1.0%

Indiabulls Housing Finance Ltd.	India	8,676,627	38,084,501

Tobacco 3.7%

British American Tobacco PLC	United Kingdom	3,250,051	139,100,887

Total Common Stocks and Other Equity Interests (Cost $2,570,246,565)			3,361,716,813

Preferred Stocks 6.6%

Automobiles 2.9%

[d] Porsche Automobil Holding SE, 3.316%, pfd	Germany	1,451,423	108,469,817

Technology Hardware, Storage & Peripherals 3.7%

[d] Samsung Electronics Co. Ltd., 3.119%, pfd	South Korea	3,571,169	140,253,006

Total Preferred Stocks (Cost $140,382,977)			248,722,823

18	Annual Report	franklintempleton.com

FRANKLIN MUTUAL SERIES FUNDS

STATEMENT OF INVESTMENTS

Franklin Mutual Beacon Fund (continued)

	Country	Principal Amount	Value

Corporate Notes and Senior Floating Rate Interests 1.6%
Frontier Communications Corp.,
senior note, 10.50%, 9/15/22	United States	$16,691,000	$8,183,797
senior note, 11.00%, 9/15/25	United States	23,907,000	11,654,662
[e,f] Veritas U.S. Inc,
Term Loan B1, 6.299%, (1-month USD LIBOR + 4.50%), 1/27/23	United States	14,399,189	13,919,221
Term Loan B1, 6.445%, (3-month USD LIBOR + 4.50%), 1/27/23	United States	2,766,189	2,673,984
[g] Veritas U.S. Inc./Veritas Bermuda Ltd.,
senior note, 144A, 7.50%, 2/01/23	United States	2,766,000	2,767,148
senior note, 144A, 10.50%, 2/01/24	United States	22,708,000	21,071,094

Total Corporate Notes and Senior Floating Rate Interests (Cost $76,702,881)			60,269,906

		Shares

Companies in Liquidation 0.0%†
[a,b,h] Clear Channel Communications Inc., Contingent Distribution	United States	18,873,000	—
[a,b,h] iHeartCommunications Inc., Contingent Distribution	United States	20,894,418	—
[a,b,h] Tribune Media, Litigation Trust, Contingent Distribution	United States	499,183	—
[a,b,h] Vistra Energy Corp., Litigation Trust, Contingent Distribution	United States	46,282,735	25,456
[a,b,h] Walter Energy Inc., Litigation Trust, Contingent Distribution	United States	5,229,000	—

Total Companies in Liquidation (Cost $1,456,075)			25,456

Total Investments before Short Term Investments (Cost $2,788,788,498)			3,670,734,998

		Principal Amount

Short Term Investments 2.7%

U.S. Government and Agency Securities 2.7%
[i] U.S. Treasury Bill,
1/02/20 - 5/21/20	United States	$59,500,000	59,281,925
[j] 3/05/20 - 5/28/20	United States	45,000,000	44,857,793

Total U.S. Government and Agency Securities (Cost $104,097,270)			104,139,718

Total Investments (Cost $2,892,885,768) 100.0%			3,774,874,716

Securities Sold Short (0.6)%			(22,902,996)

Other Assets, less Liabilities 0.6%			21,862,442

Net Assets 100.0%			$3,773,834,162

		Shares

[k] Securities Sold Short (Proceeds $19,775,446) (0.6)%
Common Stocks (0.6)%
Biotechnology (0.6)%
AbbVie Inc	United States	258,674	(22,902,996)

franklintempleton.com	Annual Report	19

FRANKLIN MUTUAL SERIES FUNDS

STATEMENT OF INVESTMENTS

Franklin Mutual Beacon Fund (continued)

†Rounds to less than 0.1% of net assets.

aNon-income producing.

bFair valued using significant unobservable inputs. See Note 13 regarding fair value measurements.

cSee Note 10 regarding restricted securities.

dVariable rate security. The rate shown represents the yield at period end.

eThe coupon rate shown represents the rate at period end.

fSee Note 1(f) regarding senior floating rate interests.

gSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. At December 31, 2019, the aggregate value of these securities was $23,838,242, representing 0.6% of net assets.

hContingent distributions represent the right to receive additional distributions, if any, during the reorganization of the underlying company. Shares represent total underlying principal of debt securities.

iThe security was issued on a discount basis with no stated coupon rate.

jA portion or all of the security has been segregated as collateral for securities sold short and/or open forward exchange contracts. At December 31, 2019, the aggregate value of these securities pledged amounted to $20,897,213, representing 0.6% of net assets.

kSee Note 1(d) regarding securities sold short.

At December 31, 2019, the Fund had the following futures contracts outstanding. See Note 1(c).

Futures Contracts

Description	Type	Number of Contracts	Notional Amount*	Expiration Date	Value/ Unrealized Appreciation (Depreciation)
Currency Contracts
EUR/USD	Short	825	$116,345,625	3/16/20	$(1,119,204)
GBP/USD	Short	1,141	94,788,575	3/16/20	(728,971)

Total Futures Contracts					$(1,848,175)

*As of period end.

20	Annual Report	franklintempleton.com

FRANKLIN MUTUAL SERIES FUNDS

STATEMENT OF INVESTMENTS

Franklin Mutual Beacon Fund (continued)

At December 31, 2019, the Fund had the following forward exchange contracts outstanding. See Note 1(c).

Forward Exchange Contracts

Currency	Counterparty[a]	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Exchange Contracts
Euro	BOFA	Buy	2,249,565	$2,511,868	1/15/20	$ 13,335	$—
Euro	BOFA	Sell	10,940,338	12,175,532	1/15/20	—	(105,320)
Euro	HSBK	Buy	1,622,992	1,823,529	1/15/20	—	(1,673)
Euro	HSBK	Sell	882,000	996,660	1/15/20	6,589	—
Euro	HSBK	Sell	7,403,383	8,264,778	1/15/20	—	(45,738)
Euro	SSBT	Sell	2,152,974	2,406,946	1/15/20	—	(9,830)
Euro	UBSW	Sell	6,679,233	7,565,830	1/15/20	68,193	—
Euro	UBSW	Sell	14,603,974	16,295,411	1/15/20	—	(97,978)
British Pound	BOFA	Sell	1,326,025	1,662,636	1/16/20	—	(94,452)
British Pound	HSBK	Sell	23,938,359	30,260,694	1/16/20	—	(1,459,537)
South Korean Won	HSBK	Buy	19,581,884,700	16,906,440	1/17/20	38,784	—
South Korean Won	HSBK	Sell	39,913,553,071	33,423,564	1/17/20	—	(1,115,713)
South Korean Won	UBSW	Buy	4,971,463,348	4,219,899	1/17/20	82,167	—
South Korean Won	UBSW	Sell	52,909,145,306	44,710,929	1/17/20	—	(1,074,110)
Australian Dollar	HSBK	Sell	278,978	196,322	2/14/20	357	—
Australian Dollar	HSBK	Sell	4,311,978	2,971,392	2/14/20	—	(57,511)
Australian Dollar	UBSW	Sell	19,761,990	13,646,784	2/14/20	—	(234,822)
British Pound	BOFA	Sell	9,776,019	12,101,929	2/14/20	—	(862,424)
British Pound	HSBK	Sell	16,417,853	20,023,676	2/14/20	—	(1,748,666)
British Pound	SSBT	Sell	19,266,872	23,551,783	2/14/20	—	(1,998,755)
British Pound	UBSW	Sell	1,778,621	2,215,187	2/14/20	—	(143,511)
Euro	BOFA	Sell	2,052,641	2,294,872	2/18/20	—	(14,149)
Euro	HSBK	Sell	2,539,067	2,842,683	2/18/20	—	(13,519)
Euro	SSBT	Sell	3,351,281	3,730,091	2/18/20	—	(39,771)
Euro	UBSW	Sell	3,670,729	4,112,595	2/18/20	—	(16,615)
Euro	HSBK	Sell	1,081,059	1,204,124	4/07/20	—	(15,749)
Euro	SSBT	Sell	31,433,239	35,201,606	4/07/20	—	(267,843)
Euro	UBSW	Sell	25,060,819	28,068,794	4/07/20	—	(209,980)
British Pound	BOFA	Sell	7,692,076	9,949,301	4/24/20	—	(270,489)
British Pound	HSBK	Sell	5,014,534	6,486,522	4/24/20	—	(175,849)
South Korean Won	HSBK	Sell	49,720,899,763	42,843,794	5/15/20	—	(348,786)
South Korean Won	UBSW	Sell	43,248,030,258	37,378,475	5/15/20	—	(191,120)
Euro	SSBT	Sell	10,049,351	11,266,428	5/21/20	—	(104,419)
Euro	UBSW	Sell	10,049,351	11,267,283	5/21/20	—	(103,564)
British Pound	BOFA	Sell	1,645,098	2,209,533	5/22/20	22,237	—
British Pound	BOFA	Sell	22,191,307	29,123,611	5/22/20	—	(381,591)
British Pound	HSBK	Sell	1,990,889	2,673,426	5/22/20	26,372	—
British Pound	HSBK	Sell	51,311,772	66,910,969	5/22/20	—	(1,312,339)

franklintempleton.com	Annual Report	21

FRANKLIN MUTUAL SERIES FUNDS

STATEMENT OF INVESTMENTS

Franklin Mutual Beacon Fund (continued)

Forward Exchange Contracts (continued)

Currency	Counterparty[a]	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Exchange Contracts (continued)
British Pound	UBSW	Sell	1,645,098	$2,210,999	5/22/20	$ 23,703	$—

Total Forward Exchange Contracts						$281,737	$(12,515,823)

Net unrealized appreciation (depreciation)							$(12,234,086)

aMay be comprised of multiple contracts with the same counterparty, currency and settlement date.

See Note 11 regarding other derivative information.

See Abbreviations on page 40.

22	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN MUTUAL SERIES FUNDS

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

December 31, 2019

Franklin Mutual Beacon Fund

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$2,892,885,768
Value - Unaffiliated issuers	$3,774,874,716
Cash	320,471
Receivables:
Capital shares sold	1,261,930
Dividends and interest	9,654,523
European Union tax reclaims	3,389,044
Deposits with brokers for:
Securities sold short	23,355,775
Futures contracts	4,421,280
Unrealized appreciation on OTC forward exchange contracts	281,737
Other assets	1,452,845

Total assets	3,819,012,321

Liabilities:
Payables:
Investment securities purchased	961,436
Capital shares redeemed	3,853,593
Management fees	2,136,795
Distribution fees	260,489
Transfer agent fees	526,696
Trustees’ fees and expenses	302,524
Variation margin on futures contracts	1,325,530
Securities sold short, at value (proceeds $19,775,446)	22,902,996
Unrealized depreciation on OTC forward exchange contracts	12,515,823
Accrued expenses and other liabilities	392,277

Total liabilities	45,178,159

Net assets, at value	$3,773,834,162

Net assets consist of:
Paid-in capital	$2,878,837,071
Total distributable earnings (losses)	894,997,091

Net assets, at value	$3,773,834,162

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	23

FRANKLIN MUTUAL SERIES FUNDS

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (continued)

December 31, 2019

Franklin Mutual Beacon Fund

Class Z:
Net assets, at value	$2,600,743,834

Shares outstanding	158,538,329

Net asset value and maximum offering price per share	$16.40

Class A:
Net assets, at value	$1,028,481,778

Shares outstanding	63,328,967

Net asset value per share[a]	$16.24

Maximum offering price per share (net asset value per share ÷ 94.50%)	$17.19

Class C:
Net assets, at value	$52,619,909

Shares outstanding	3,230,426

Net asset value and maximum offering price per share[a]	$16.29

Class R:
Net assets, at value	$1,768,705

Shares outstanding	110,330

Net asset value and maximum offering price per share	$16.03

Class R6:
Net assets, at value	$90,219,936

Shares outstanding	5,501,592

Net asset value and maximum offering price per share	$16.40

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

24	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN MUTUAL SERIES FUNDS

FINANCIAL STATEMENTS

Statement of Operations

for the year ended December 31, 2019

Franklin Mutual Beacon Fund

Investment income:
Dividends: (net of foreign taxes)*
Unaffiliated issuers	$88,645,922
Interest:
Unaffiliated issuers	15,386,504
Income from securities loaned:
Unaffiliated issuers (net of fees and rebates)	322,938
Non-controlled affiliates (Note 3f)	21,748

Total investment income	104,377,112

Expenses:
Management fees (Note 3a)	24,166,236
Distribution fees: (Note 3c)
Class A	2,416,817
Class C	571,965
Class R	8,412
Transfer agent fees: (Note 3e)
Class Z	2,122,730
Class A	831,616
Class C	49,203
Class R	1,448
Class R6	37,267
Custodian fees (Note 4)	276,260
Reports to shareholders	180,506
Registration and filing fees	144,453
Professional fees[a]	(119,971)
Trustees’ fees and expenses	215,588
Dividends on securities sold short	695,220
Other	86,781

Total expenses	31,684,531
Expense reductions (Note 4)	(18,205)
Expenses waived/paid by affiliates (Note 3f and 3g)	(23,721)

Net expenses	31,642,605

Net investment income	72,734,507

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	25,638,802
Foreign currency transactions	135,604
Forward exchange contracts	22,896,380
Futures contracts	6,145,223
Securities sold short	(3,686,145)

Net realized gain (loss)	51,129,864

Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	695,558,896
Translation of other assets and liabilities denominated in foreign currencies	(15,549)
Forward exchange contracts	(14,968,234)
Futures contracts	(2,058,651)
Securities sold short	(13,251,876)
Change in deferred taxes on unrealized appreciation	1,170,447

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	25

FRANKLIN MUTUAL SERIES FUNDS

FINANCIAL STATEMENTS

Statement of Operations (continued)

for the year ended December 31, 2019

Franklin Mutual Beacon Fund

Net change in unrealized appreciation (depreciation)	666,435,033

Net realized and unrealized gain (loss)	717,564,897

Net increase (decrease) in net assets resulting from operations	$790,299,404

*Foreign taxes withheld on dividends	$3,724,597

aIncludes unaffiliated reimbursement of legal fees incurred in connection with certain Fund holdings.

26	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN MUTUAL SERIES FUNDS

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

Franklin Mutual Beacon Fund

	Year Ended December 31,
	2019	2018

Increase (decrease) in net assets:
Operations:
Net investment income	$72,734,507	$63,233,210
Net realized gain (loss)	51,129,864	325,997,036
Net change in unrealized appreciation (depreciation)	666,435,033	(694,921,118)

Net increase (decrease) in net assets resulting from operations	790,299,404	(305,690,872)

Distributions to shareholders:
Class Z	(117,204,577)	(221,433,179)
Class A	(44,297,307)	(83,941,345)
Class C	(1,880,966)	(5,683,570)
Class R	(73,857)	(157,769)
Class R6	(4,118,811)	(7,782,384)

Total distributions to shareholders	(167,575,518)	(318,998,247)

Capital share transactions: (Note 2)
Class Z	(100,073,026)	540,717
Class A	(29,105,095)	72,748,807
Class C	(17,741,717)	(185,991,052)
Class R	(184,983)	390,017
Class R6	(4,143,408)	(12,575,413)

Total capital share transactions	(151,248,229)	(124,886,924)

Net increase (decrease) in net assets	471,475,657	(749,576,043)
Net assets:
Beginning of year	3,302,358,505	4,051,934,548

End of year	$3,773,834,162	$3,302,358,505

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	27

FRANKLIN MUTUAL SERIES FUNDS

Notes to Financial Statements

Franklin Mutual Beacon Fund

1.  Organization and Significant Accounting Policies

Franklin Mutual Series Funds (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of seven separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Franklin Mutual Beacon Fund (Fund) is included in this report. The Fund offers five classes of shares: Class Z, Class A, Class C, Class R and Class R6. Class C shares automatically convert to Class A shares after they have been held for 10 years. Each class of shares may differ by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees due to differing arrangements for distribution and transfer agent fees.

The following summarizes the Fund’s significant accounting policies.

a.  Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share each business day as of 4 p.m. Eastern time or the regularly scheduled close of the New York Stock Exchange (NYSE), whichever is earlier. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The Fund may utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities and derivative financial instruments listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of 4 p.m. Eastern time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.

Investments in open-end mutual funds are valued at the closing NAV.

Certain derivative financial instruments trade in the OTC market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

28	Annual Report	franklintempleton.com

FRANKLIN MUTUAL SERIES FUNDS

NOTES TO FINANCIAL STATEMENTS

Franklin Mutual Beacon Fund (continued)

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every Fund’s business day. Occasionally, events occur between the time at which trading in a foreign security is completed and 4 p.m. Eastern time that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at 4 p.m. Eastern time. In order to minimize the potential for these differences, the VC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the Fund’s NAV is not calculated, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b.  Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c.  Derivative Financial Instruments

The Fund invested in derivative financial instruments in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown in the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

Derivative counterparty credit risk is managed through a formal evaluation of the creditworthiness of all potential counterparties. The Fund attempts to reduce its exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, or early termination. Termination events applicable to the counterparty include certain deteriorations in the credit

franklintempleton.com	Annual Report	29

FRANKLIN MUTUAL SERIES FUNDS

NOTES TO FINANCIAL STATEMENTS

Franklin Mutual Beacon Fund (continued)

1. Organization and Significant Accounting

Policies (continued)

c.  Derivative Financial Instruments (continued)

quality of the counterparty. Termination events applicable to the Fund include failure of the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA master agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. However, absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement. At December 31, 2019, the Fund had OTC derivatives in a net liability position of $12,234,086 and the aggregate value of collateral pledged for such contracts was $9,300,101.

Collateral requirements differ by type of derivative. Collateral or initial margin requirements are set by the broker or exchange clearing house for exchange traded and centrally cleared derivatives. Initial margin deposited is held at the exchange and can be in the form of cash and/or securities. For OTC derivatives traded under an ISDA master agreement, posting of collateral is required by either the Fund or the applicable counterparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of the agreement. Generally, collateral is determined at the close of Fund business each day and any additional collateral required due to changes in derivative values may be delivered by the Fund or the counterparty the next business day, or within a few business days. Collateral pledged and/or received by the Fund for OTC derivatives, if any, is held in segregated accounts with the Fund’s custodian/counterparty broker and can be in the form of cash and/or securities. Unrestricted cash may be invested according to the Fund’s investment objectives. To the extent that the amounts due to the Fund from its counterparties are not subject to collateralization or are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance.

The Fund entered into exchange traded futures contracts primarily to manage exposure to certain foreign currencies. A futures contract is an agreement between the Fund and a counterparty to buy or sell an asset at a specified price on a future date. Required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable in the Statement of Assets and Liabilities.

The Fund entered into OTC forward exchange contracts primarily to manage exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

See Note 11 regarding other derivative information.

d.   Securities Sold Short

The Fund is engaged in selling securities short, which obligates the Fund to replace a borrowed security with the same security at current fair value. The Fund incurs a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a gain if the price of the security declines between those dates. Gains are limited to the price at which the Fund sold the security short, while losses are potentially unlimited in size.

The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale to the extent necessary to meet margin requirements until the short position is closed out. A deposit must also be maintained with the Fund’s custodian/counterparty broker consisting of cash and/or securities having a value equal to a specified percentage of the value of the securities sold short. The Fund is obligated to pay fees for borrowing the securities sold short and is required to pay the counterparty any dividends and/or interest due on securities sold short. Such dividends and/or interest and any security borrowing fees are recorded as an expense to the Fund.

e.  Securities Lending

The Fund participates in an agency based securities lending program to earn additional income. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the fair value of the loaned securities. Collateral is maintained over the life of the loan in an amount

30	Annual Report	franklintempleton.com

FRANKLIN MUTUAL SERIES FUNDS

NOTES TO FINANCIAL STATEMENTS

Franklin Mutual Beacon Fund (continued)

not less than 100% of the fair value of loaned securities, as determined at the close of Fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is deposited into a joint cash account with other funds and is used to invest in a money market fund managed by Franklin Advisers, Inc., an affiliate of the Fund, and/or a joint repurchase agreement. The Fund may receive income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. Income from securities loaned, net of fees paid to the securities lending agent and/or third-party vendor, is reported separately in the Statement of Operations. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. If the borrower defaults on its obligation to return the securities loaned, the Fund has the right to repurchase the securities in the open market using the collateral received. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower. At December 31, 2019, the Fund had no securities on loan.

f.  Senior Floating Rate Interests

The Fund invests in senior secured corporate loans that pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR). Senior secured corporate loans often require prepayment of principal from excess cash flows or at the discretion of the borrower. As a result, actual maturity may be substantially less than the stated maturity. Senior secured corporate loans in which the Fund invests are generally readily marketable, but may be subject to certain restrictions on resale. On July 27, 2017, the United Kingdom’s Financial Conduct Authority announced its intention to cease sustaining LIBOR after 2021. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. As such, the potential effect of a transition away from LIBOR on the Fund or the Fund’s investments that use or may use a floating rate based on LIBOR cannot yet be determined.

g.  Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

As a result of several court cases, in certain countries across the European Union, the Fund filed additional tax reclaims for previously withheld taxes on dividends earned in those countries (EU reclaims). These additional filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the European Union, as well as a number of related judicial proceedings. Income recognized, if any, for EU reclaims is reflected as other income in the Statement of Operations and any related receivable, if any, is reflected as European Union tax reclaims in the Statement of Assets and Liabilities. When uncertainty exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these EU reclaims, and the potential timing of payment, no amounts are reflected in the financial statements. For U.S. income tax purposes, EU reclaims received by the Fund, if any, reduce the amounts of foreign taxes Fund shareholders can use as tax credits in their individual income tax returns.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of December 31, 2019, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on the statute of limitations in each jurisdiction in which the Fund invests.

franklintempleton.com	Annual Report	31

FRANKLIN MUTUAL SERIES FUNDS

NOTES TO FINANCIAL STATEMENTS

Franklin Mutual Beacon Fund (continued)

1.  Organization and Significant Accounting

Policies (continued)

h.  Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income and dividends declared on securities sold short are recorded on the ex-dividend date except for certain dividends from securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust or based on the ratio of number of shareholders of each Fund to the combined number of shareholders of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, excluding class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses.

i.  Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

j.  Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2.  Shares of Beneficial Interest

At December 31, 2019, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,

	2019		2018

	Shares	Amount	Shares	Amount

Class Z Shares:

Shares sold	6,417,333	$99,580,274	8,257,116	$133,575,147

Shares issued in reinvestment of distributions	6,936,116	109,259,281	15,183,241	206,770,472

Shares redeemed	(19,916,799)	(308,912,581)	(20,924,183)	(339,804,902)

Net increase (decrease)	(6,563,350)	$(100,073,026)	2,516,174	$540,717

32	Annual Report	franklintempleton.com

FRANKLIN MUTUAL SERIES FUNDS

NOTES TO FINANCIAL STATEMENTS

Franklin Mutual Beacon Fund (continued)

	Year Ended December 31,
	2019		2018
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold[a]	5,986,582	$92,355,623	13,762,741	$220,038,461
Shares issued in reinvestment of distributions	2,768,759	43,071,568	6,066,419	81,741,950
Shares redeemed	(10,754,960)	(164,532,286)	(14,199,056)	(229,031,604)

Net increase (decrease)	(1,999,619)	$(29,105,095)	5,630,104	$72,748,807

Class C Shares:
Shares sold	389,809	$5,961,650	777,745	$12,227,859
Shares issued in reinvestment of distributions	118,043	1,813,172	398,415	5,563,069
Shares redeemed[a]	(1,659,137)	(25,516,539)	(12,713,218)	(203,781,980)

Net increase (decrease)	(1,151,285)	$(17,741,717)	(11,537,058)	$(185,991,052)

Class R Shares:
Shares sold	11,975	$176,283	27,604	$454,716
Shares issued in reinvestment of distributions	4,826	73,857	11,829	157,768
Shares redeemed	(29,881)	(435,123)	(14,360)	(222,467)

Net increase (decrease)	(13,080)	$(184,983)	25,073	$390,017

Class R6 Shares:
Shares sold	1,239,238	$19,145,578	1,125,287	$18,530,681
Shares issued in reinvestment of distributions	260,098	4,098,079	570,780	7,773,465
Shares redeemed	(1,768,710)	(27,387,065)	(2,360,255)	(38,879,559)

Net increase (decrease)	(269,374)	$(4,143,408)	(664,188)	$(12,575,413)

aMay include a portion of Class C shares that were automatically converted to Class A.

3.  Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Mutual Advisers, LLC (Franklin Mutual)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

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FRANKLIN MUTUAL SERIES FUNDS

NOTES TO FINANCIAL STATEMENTS

Franklin Mutual Beacon Fund (continued)

3.  Transactions with Affiliates (continued)

a.  Management Fees

The Fund pays an investment management fee to Franklin Mutual based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.675%	Up to and including $5 billion
0.645%	Over $5 billion, up to and including $7 billion
0.625%	Over $7 billion, up to and including $10 billion
0.615%	In excess of $10 billion

b.  Administrative Fees

Under an agreement with Franklin Mutual, FT Services provides administrative services to the Fund. The fee is paid by Franklin Mutual based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c.  Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class Z and Class R6 shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund’s Class C and R compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate for each class. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.35%

Class C	1.00%

Class R	0.50%

The Board has set the current rate at 0.25% per year for Class A shares until further notice and approval by the Board.

d.  Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the year:

Sales charges retained net of commissions paid to unaffiliated brokers/dealers	$68,377
CDSC retained	$8,404

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NOTES TO FINANCIAL STATEMENTS

Franklin Mutual Beacon Fund (continued)

e.  Transfer Agent Fees

Each class of shares pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations. The fees are based on an annualized asset based fee of 0.02% plus a transaction based fee. In addition, each class reimburses Investor Services for out of pocket expenses incurred and, except for Class R6, reimburses shareholder servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the year ended December 31, 2019, the Fund paid transfer agent fees of $3,042,264, of which $1,522,842 was retained by Investor Services.

f.  Investments in Affiliated Management Investment Companies

The Fund invests in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment companies, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. During the year ended December 31, 2019, the Fund held investments in affiliated management investment companies as follows:

	Value at Beginning of Year	Purchases	Sales	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value at End of Year		Number of Shares Held at End of Year	Income from securities loaned
Non-Controlled Affiliates

Institutional Fiduciary Trust Money Market Portfolio, 1.26%	$—	$51,845,000	$(51,845,000)	$ —	$ —	$—	[a]	—	$21,748

aAs of December 31, 2019, no longer held by the Fund.

g.  Waiver and Expense Reimbursements

Investor Services has contractually agreed in advance to waive or limit its fees so that the Class R6 transfer agent fees do not exceed 0.02% based on the average net assets of the class until April 30, 2020.

h.  Interfund Transactions

The Fund engaged in purchases and sales of investments with funds or other accounts that have common investment managers (or affiliated investment managers), directors, trustees or officers. During the year ended December 31, 2019, these purchase and sale transactions aggregated $10,152,941 and $5,196,414, respectively.

4.  Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2019, the custodian fees were reduced as noted in the Statement of Operations.

5.  Independent Trustees’ Retirement Plan

On January 1, 1993, the Trust adopted an Independent Trustees’ Retirement Plan (Plan). The Plan is an unfunded defined benefit plan that provides benefit payments to Trustees whose length of service and retirement age meets the eligibility requirements of the Plan. Benefits under the Plan are based on years of service and fees paid to each trustee at the time of retirement. Effective in December 1996, the Plan was closed to new participants.

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FRANKLIN MUTUAL SERIES FUNDS

NOTES TO FINANCIAL STATEMENTS

Franklin Mutual Beacon Fund (continued)

5.  Independent Trustees’ Retirement Plan (continued)

During the year ended December 31, 2019, the Fund’s projected benefit obligation and benefit payments under the Plan were as follows:

[a]Projected benefit obligation at December 31, 2019	$302,524
[b]Increase in projected benefit obligation	$29,884
Benefit payments made to retired trustees	$(4,543)

aThe projected benefit obligation is included in trustees’ fees and expenses in the Statement of Assets and Liabilities.

bThe increase in projected benefit obligation is included in trustees’ fees and expenses in the Statement of Operations.

6.  Income Taxes

The tax character of distributions paid during the years ended December 31, 2019 and 2018, was as follows:

	2019	2018

Distributions paid from:
Ordinary income	$104,017,656	$65,063,571
Long term capital gain	63,557,862	253,934,676

	$167,575,518	$318,998,247

At December 31, 2019, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

Cost of investments	$2,869,289,065

Unrealized appreciation	$978,284,742
Unrealized depreciation	(109,679,492)

Net unrealized appreciation (depreciation)	$868,605,250

Distributable earnings:
Undistributed ordinary income	$11,206,405
Undistributed long term capital gains	12,030,908

Total distributable earnings	$23,237,313

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatment of foreign currency transactions.

The Fund utilized a tax accounting practice to treat a portion of the proceeds from capital shares redeemed as a distribution from realized capital gains.

7.  Investment Transactions

Purchases and sales of investments (excluding short term securities and securities sold short) for the year ended December 31, 2019, aggregated $1,048,561,695 and $1,223,172,180, respectively.

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NOTES TO FINANCIAL STATEMENTS

Franklin Mutual Beacon Fund (continued)

8.  Credit Risk and Defaulted Securities

The Fund may purchase the pre-default or defaulted debt of distressed companies. Distressed companies are financially troubled and could be or are already involved in financial restructuring or bankruptcy. Risks associated with purchasing these securities include the possibility that the bankruptcy or other restructuring process takes longer than expected, or that distributions in restructuring are less than anticipated, either or both of which may result in unfavorable consequences to the Fund. If it becomes probable that the income on debt securities, including those of distressed companies, will not be collected, the Fund discontinues accruing income and recognizes an adjustment for uncollectible interest.

At December 31, 2019, the Fund did not hold any distressed company securities for which interest recognition has been discontinued.

9.  Concentration of Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local, regional and global economic, political and social conditions, which may result in greater market volatility. Current political and financial uncertainty surrounding the European Union may increase market volatility and the economic risk of investing in securities in Europe. In addition, certain foreign securities may not be as liquid as U.S. securities.

10.  Restricted Securities

The Fund invests in securities that are restricted under the Securities Act of 1933 (1933 Act). Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.

At December 31, 2019, investments in restricted securities, excluding securities exempt from registration under the 1933 Act, were as follows:

Shares	Issuer	Acquisition Date	Cost	Value

2,846,329	International Automotive Components Group Brazil LLC, (Value is 0.0%† of Net Assets)	4/13/06 -12/26/08	$1,890,264	$103,322

†Rounds to less than 0.1% of net assets.

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FRANKLIN MUTUAL SERIES FUNDS

NOTES TO FINANCIAL STATEMENTS

Franklin Mutual Beacon Fund (continued)

11.  Other Derivative Information

At December 31, 2019, investments in derivative contracts are reflected in the Statement of Assets and Liabilities as follows:

	Asset Derivatives		Liability Derivatives

Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value

Foreign exchange contracts	Variation margin on futures contracts	$—	Variation margin on futures contracts	$1,848,175	[a]

	Unrealized appreciation on OTC forward exchange contracts	281,737	Unrealized depreciation on OTC forward exchange contracts	12,515,823

Totals		$281,737		$14,363,998

[a]This amount reflects the cumulative appreciation (depreciation) of futures contracts as reported in the Statement of Investments. Only the variation margin receivable/ payable at year end is separately reported within the Statement of Assets and Liabilities. Prior variation margin movements were recorded to cash upon receipt or payment.

For the year ended December 31, 2019, the effect of derivative contracts in the Statement of Operations was as follows:

Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Operations Location	Net Realized Gain (Loss) for the Year	Statement of Operations Location	Net Change in Unrealized Appreciation (Depreciation) for the Year

	Net realized gain (loss) from:		Net change in unrealized appreciation (depreciation) on:

Foreign exchange contracts	Forward exchange contracts	$22,896,380	Forward exchange contracts	$(14,968,234)
	Futures contracts	6,145,223	Futures contracts	(2,058,651)

Totals		$29,041,603		$(17,026,885)

For the year ended December 31, 2019, the average month end notional amount of futures contracts represented $215,135,753. The average month end contract value of forward exchange contracts was $447,054,197.

See Note 1(c) regarding derivative financial instruments.

12.  Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matured on February 7, 2020. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Effective February 7, 2020, the Borrowers renewed the Global Credit Facility for a one year term, maturing February 5, 2021, for a total of $2 billion.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the year ended December 31, 2019, the Fund did not use the Global Credit Facility.

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NOTES TO FINANCIAL STATEMENTS

Franklin Mutual Beacon Fund (continued)

13. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments

•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

A summary of inputs used as of December 31, 2019, in valuing the Fund’s assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total

Assets:
Investments in Securities:[a]
Equity Investments:[b]
Auto Components	$—	$—	$103,322	$103,322
Media	211,103,163	—	100,914	211,204,077
All Other Equity Investments	3,399,132,237	—	—	3,399,132,237
Corporate Notes and Senior Floating Rate Interests	—	60,269,906	—	60,269,906
Companies in Liquidation	—	—	25,456[c]	25,456
Short Term Investments	104,139,718	—	—	104,139,718

Total Investments in Securities	$3,714,375,118	$60,269,906	$229,692	$3,774,874,716

Other Financial Instruments:
Forward Exchange Contracts	$—	$281,737	$—	$281,737

Liabilities:
Other Financial Instruments:
Securities Sold Short[a]	$22,902,996	$—	$—	$22,902,996
Futures Contracts	1,848,175	—	—	1,848,175
Forward Exchange Contracts	—	12,515,823	—	12,515,823

Total Other Financial Instruments	$24,751,171	$12,515,823	$—	$37,266,994

aFor detailed categories, see the accompanying Statement of Investments.

bIncludes common and preferred stocks as well as other equity interests.

cIncludes securities determined to have no value at December 31, 2019.

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 financial instruments at the beginning and/or end of the year.

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FRANKLIN MUTUAL SERIES FUNDS

NOTES TO FINANCIAL STATEMENTS

Franklin Mutual Beacon Fund (continued)

14. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure other than those already disclosed in the financial statements.

Abbreviations

Counterparty		Currency		Selected Portfolio

BOFA	Bank of America Corp.	EUR	Euro	ADR	American Depositary Receipt
HSBK	HSBC Bank PLC	GBP	British Pound	LIBOR	London InterBank Offered Rate
SSBT	State Street Bank and Trust Co., N.A.	USD	United States Dollar
UBSW	UBS AG

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FRANKLIN MUTUAL SERIES FUNDS

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Franklin Mutual Series Funds and Shareholders of Franklin Mutual Beacon Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Franklin Mutual Beacon Fund (the “Fund”) (one of the funds constituting Franklin Mutual Series Funds), including the schedule of investments, as of December 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of Franklin Mutual Beacon Fund (one of the funds constituting Franklin Mutual Series Funds) at December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Franklin investment companies since 1987.

Boston, Massachusetts

February 21, 2020

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FRANKLIN MUTUAL SERIES FUNDS

Franklin Mutual Beacon Fund

Tax Information (unaudited)

Under Section 852(b)(3)(C) of the Internal Revenue Code, the Fund hereby reports the maximum amount allowable but no less than $68,396,529 as a long term capital gain dividend for the fiscal year ended December 31, 2019.

Under Section 871(k)(2)(C) of the Internal Revenue Code, the Fund hereby reports the maximum amount allowable but no less than $24,935,470 as a short term capital gain dividend for purposes of the tax imposed under Section 871(a)(1)(A) of the Internal Revenue Code for the fiscal year ended December 31, 2019.

Under Section 854(b)(1)(A) of the Internal Revenue Code, the Fund hereby reports 30.22% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2019.

Under Section 854(b)(1)(B) of the Internal Revenue Code, the Fund hereby reports the maximum amount allowable but no less than $67,686,024 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Internal Revenue Code for the fiscal year ended December 31, 2019. Distributions, including qualified dividend income, paid during calendar year 2019 will be reported to shareholders on Form 1099-DIV by mid-February 2020. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

Under Section 871(k)(1)(C) of the Internal Revenue Code, the Fund hereby reports the maximum amount allowable but no less than $8,721,730 as interest related dividends for purposes of the tax imposed under Section 871(a)(1)(A) of the Internal Revenue Code for the fiscal year ended December 31, 2019.

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Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during at least the past five years and number of U.S. registered portfolios overseen in the Franklin Templeton fund complex, are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Independent Board Members

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Edward I. Altman, Ph.D. (1941)	Trustee	Since 1987	12	None
c/o Franklin Mutual Advisers, LLC
101 John F. Kennedy Parkway
Short Hills, NJ 07078-2716

Principal Occupation During at Least the Past 5 Years:

Max L. Heine Professor of Finance, Emeritus and Director of The Credit and Debt Markets Research Program, Salomon Center, Stern School of Business, New York University; editor and author of numerous financial publications; financial consultant; an adviser to numerous financial and publishing organizations; and formerly, Vice Director, Salomon Center, Stern School of Business, New York University.

Ann Torre Bates (1958) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2716	Trustee and Chairperson	Trustee since 1995 and Chairperson since January 2020	33	Ares Capital Corporation (specialty finance company) (2010-present), United Natural Foods, Inc. (distributor of natural, organic and specialty foods) (2013-present), Allied Capital Corporation (financial services) (2003-2010), SLM Corporation (Sallie Mae) (1997-2014) and Navient Corporation (loan management, servicing and asset recovery) (2014-2016).

Principal Occupation During at Least the Past 5 Years:

Director of various companies; and formerly, Executive Vice President and Chief Financial Officer, NHP Incorporated (manager of multifamily housing) (1995-1997); and Vice President and Treasurer, US Airways, Inc. (until 1995).

Burton J. Greenwald (1929) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2716	Trustee	Since 2002	12	Franklin Templeton Emerging Markets Debt Opportunities Fund PLC (1999-present) and Fiduciary International Ireland Limited (1999-2015).

Principal Occupation During at Least the Past 5 Years:

Managing Director, B.J. Greenwald Associates (management consultants to the financial services industry); and formerly, Chairman, Fiduciary Trust International Funds; Executive Vice President, L.F. Rothschild Fund Management, Inc.; President and Director, Merit Mutual Funds; President, Underwriting Division and Director, National Securities & Research Corporation; Governor, Investment Company Institute; and Chairman, ICI Public Information Committee.

Jan Hopkins Trachtman (1947) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2716	Trustee	Since 2009	12	FinTech Acquisition Corp. III (special purpose fintech acquisition company) (2018-present)

Principal Occupation During at Least the Past 5 Years:

President and Founder, The Jan Hopkins Group (communications consulting firm); serves on Alumni Advisory Board of Knight Bagehot Fellowship; and formerly, President, Economic Club of New York (2007-2015); Anchor/Correspondent, CNN Financial News (until 2003); Managing Director and Head of Client Communications, Citigroup Private Bank (until 2005); Off-Air reporter, ABC News’ World News Tonight; and Editor, CBS Network News.

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FRANKLIN MUTUAL SERIES FUNDS

Independent Board Members (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Keith Mitchell (1954)	Trustee	Since 2009	12	None
c/o Franklin Mutual Advisers, LLC
101 John F. Kennedy Parkway
Short Hills, NJ 07078-2716

Principal Occupation During at Least the Past 5 Years:

Director of various boards of asset management firms; and formerly, Managing Member, Mitchell, Hartley & Bechtel Advisers, LLC (formerly, Mitchell Advisers, LLC) (advisory firm) (2003-2015) and Managing Director, Putman Lovell NBF.

David W. Niemiec (1949) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2716	Trustee	Since 2015	33	Hess Midstream LP (oil and gas midstream infrastructure) (2017-present).

Principal Occupation During at Least the Past 5 Years:

Advisor, Saratoga Partners (private equity fund); and formerly, Managing Director, Saratoga Partners (1998-2001) and SBC Warburg Dillon Read (investment banking) (1997-1998); Vice Chairman, Dillon, Read & Co. Inc. (investment banking) (1991-1997); and Chief Financial Officer, Dillon, Read & Co. Inc. (1982-1997).

Charles Rubens II (1930)	Trustee	Since 1998	12	None
c/o Franklin Mutual Advisers, LLC
101 John F. Kennedy Parkway
Short Hills, NJ 07078-2716

Principal Occupation During at Least the Past 5 Years:
Private investor and president of non-profit organizations; and formerly, an executive of Time, Inc.; and Trustee of Colorado College.

Robert E. Wade (1946)	Trustee	Since 1991	33	El Oro Ltd (investments) (2003-2019).
c/o Franklin Mutual Advisers, LLC
101 John F. Kennedy Parkway
Short Hills, NJ 07078-2716

Principal Occupation During at Least the Past 5 Years:
Attorney at law engaged in private practice as a sole practitioner (1972-2008) and member of various boards.

Gregory H. Williams (1943)	Trustee	Since 2015	12	None
c/o Franklin Mutual Advisers, LLC
101 John F. Kennedy Parkway
Short Hills, NJ 07078-2716

Principal Occupation During at Least the Past 5 Years:

Private investor; Consultant; and formerly, President, University of Cincinnati (2009-2012); President, The City College of New York (2001-2009); Dean, College of Law, Ohio State University (1993-2001); and Associate Vice President, Academic Affairs and Professor of Law, University of Iowa (1977-1993).

Interested Board Members and Officers
Name,Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

**Gregory E. Johnson (1961)	Trustee	Since 2007	144	None
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:

Chairman of the Board, Member – Office of the Chairman, Director and Chief Executive Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 39 of the investment companies in Franklin Templeton; Vice Chairman, Investment Company Institute; and formerly, President, Franklin Resources, Inc. (1994-2015).

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Interested Board Members and Officers (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

**Peter A. Langerman (1955) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2716	Trustee, President, and Chief Executive Officer – Investment Management	Trustee since 2007, President, and Chief Executive Officer – Investment Management since 2005	7	None

Principal Occupation During at Least the Past 5 Years:

Chairman of the Board, Chief Executive Officer and President, Franklin Mutual Advisers, LLC; and officer and/or director, as the case may be, of three of the investment companies in Franklin Templeton.

Alison E. Baur (1964) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2012	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Deputy General Counsel, Franklin Templeton; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 41 of the investment companies in Franklin Templeton.

Breda M. Beckerle (1958) 280 Park Avenue New York, NY 10017	Interim Chief Compliance Officer	Since January 2020	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Chief Compliance Officer, Fiduciary Investment Management International, Inc., Franklin Advisers, Inc., Franklin Advisory Services, LLC, Franklin Mutual Advisers, LLC, Franklin Templeton Institutional, LLC; and officer of 41 of the investment companies in Franklin Templeton.

Steven J. Gray (1955) One Franklin Parkway San Mateo, CA 94403-1906	Vice President and Secretary	Vice President since 2009 and Secretary since 2005	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton; Vice President, Franklin Templeton Distributors, Inc. and FASA, LLC; and officer of 41 of the investment companies in Franklin Templeton.

Matthew T. Hinkle (1971) One Franklin Parkway San Mateo, CA 94403-1906	Chief Executive Officer – Finance and Administration	Since 2017	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Senior Vice President, Franklin Templeton Services, LLC; officer of 41 of the investment companies in Franklin Templeton; and formerly, Vice President, Global Tax (2012-April 2017) and Treasurer/Assistant Treasurer, Franklin Templeton (2009-2017).

Robert G. Kubilis (1973) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Chief Financial Officer, Chief Accounting Officer and Treasurer	Since 2012	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Treasurer, U.S. Fund Administration & Reporting; and officer of 15 of the investment companies in Franklin Templeton.

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FRANKLIN MUTUAL SERIES FUNDS

Interested Board Members and Officers (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Robert Lim (1948) One Franklin Parkway San Mateo, CA 94403-1906	Vice President – AML Compliance	Since 2016	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Vice President, Franklin Templeton Companies, LLC; Chief Compliance Officer, Franklin Templeton Distributors, Inc. and Franklin Templeton Investor Services, LLC; and officer of 44 of the investment companies in Franklin Templeton Investments.

Navid J. Tofigh (1972) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2015	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Associate General Counsel; and officer of 41 of the investment companies in Franklin Templeton.

Craig S. Tyle (1960) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2005	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

General Counsel and Executive Vice President, Franklin Resources, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 41 of the investment companies in Franklin Templeton.

Lori A. Weber (1964) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Vice President	Since 2011	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Senior Associate General Counsel, Franklin Templeton; Assistant Secretary, Franklin Resources, Inc.; Vice President and Secretary, Templeton Investment Counsel, LLC; and officer of 41 of the investment companies in Franklin Templeton.

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FRANKLIN MUTUAL SERIES FUNDS

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton fund complex. These portfolios have a common investment manager or affiliated investment managers.

**Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Franklin Resources, Inc. (Resources), which is the parent company of the Fund’s investment manager and distributor. Peter A. Langerman is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer of Franklin Mutual Advisers, LLC, which is the Fund’s investment manager.

Note 1: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the U.S. Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund’s Board has determined that there is at least one such financial expert on the Audit Committee and has designated each of Edward I. Altman, Ph.D., Ann Torre Bates and David W. Niemiec as an audit committee financial expert. The Board believes that Messrs. Altman and Niemiec and Ms. Bates qualify as such an expert in view of their extensive business background and experience. Mr. Altman has served as a member of the Fund Audit Committee since 1987. He currently serves as a Max L. Hine Professor of Finance, Emeritus and Director of The Credit and Debt Markets Research Program, Salomon Center, Stern School of Business, New York University. Ms. Bates has served as a member of the Fund Audit Committee since 1995. She currently serves as a director of Ares Capital Corporation (2010-present) and United Natural Foods, Inc. (2013-present) and was formerly a director of Navient Corporation from 2014 to 2016, SLM Corporation from 1997 to 2014 and Allied Capital Corporation from 2003 to 2010, Executive Vice President and Chief Financial Officer of NHP Incorporated from 1995 to 1997 and Vice President and Treasurer of US Airways, Inc. until 1995. Mr. Niemiec has served as a member of the Fund Audit Committee since 2015, currently serves as an Advisor to Saratoga Partners and was formerly its Managing Director from 1998 to 2001 and serves as a director of Hess Midstream LP (2017-present). Mr. Niemiec was formerly a director of Emeritus Corporation from 1999 to 2010 and OSI Pharmaceuticals, Inc. from 2006 to 2010, Managing Director of SBC Warburg Dillon Read from 1997 to 1998, and was Vice Chairman from 1991 to 1997 and Chief Financial Officer from 1982 to 1997 of Dillon, Read & Co. Inc. As a result of such background and experience, the Board believes that Messrs. Altman and Niemiec and Ms. Bates have each acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Messrs. Altman and Niemiec and Ms. Bates are independent Board members as that term is defined under the applicable U.S. Securities and Exchange Commission Rules and Releases.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request. Shareholders may call (800) DIAL BEN/342-5236 to request the SAI.

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FRANKLIN MUTUAL SERIES FUNDS

FRANKLIN MUTUAL BEACON FUND

Shareholder Information

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust, on behalf of the Fund, files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year as an exhibit to its report on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive the Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

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Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

Annual Report and Shareholder Letter Franklin Mutual Beacon Fund

Investment Manager	Distributor	Shareholder Services
Franklin Mutual Advisers, LLC	Franklin Templeton Distributors, Inc.	(800) 632-2301 - (Class A, C, R &
	(800) DIAL BEN® / 342-5236	R6)
	franklintempleton.com	(800) 448-FUND - (Class Z)

© 2020 Franklin Templeton Investments. All rights reserved.	476 A 02/20

Sign up for electronic delivery at franklintempleton.com/edelivery

Internet Delivery of Fund Reports Unless You Request Paper Copies: Effective January 1, 2021, as permitted by the SEC, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request them from the Fund or your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you have not signed up for electronic delivery, we would encourage you to join fellow shareholders who have. You may elect to receive shareholder reports and other communications electronically from the Fund by calling (800) 632-2301 or by contacting your financial intermediary.

You may elect to continue to receive paper copies of all your future shareholder reports free of charge by contacting your financial intermediary or, if you invest directly with a Fund, calling (800) 632-2301 to let the Fund know of your request. Your election to receive reports in paper will apply to all funds held in your account.

FRANKLIN TEMPLETON

Successful investing begins with ambition. And achievement only comes when you reach for it. That’s why we continually strive to deliver better outcomes for investors. No matter what your goals are, our deep, global investment expertise allows us to offer solutions that can help.

During our more than 70 years of experience, we’ve managed through all kinds of markets—up, down and those in between. We’re always preparing for what may come next. It’s because of this, combined with our strength as one of the world’s largest asset managers that we’ve earned the trust of millions of investors around the world.

Dear Franklin Mutual Global Discovery Fund Shareholder:

As we enter 2020, the factors that lifted stocks to record highs in 2019—accommodative central bank monetary policies and progress on a proposed trade deal between the U.S. and China—continue to be sources of optimism for growth. The near-term threat of recession has eased, with the U.S. economy showing resilience as low unemployment and moderately rising wages have encouraged consumer spending, which has supported the expansion. In contrast, business investment and exports were weak in 2019, but there are nascent signs of increasing industrial activity.

Tariffs, trade battles and geopolitical conflict may continue to dominate headlines in 2020 and account for a disproportionate source of market volatility. The U.S. and China agreed in principle to a phase-one trade agreement in late 2019. However, a re-escalation of the tariff dispute between the world’s two largest economies is not out of the question, as negotiations on a phase-two trade agreement are scheduled to start after the anticipated phase-one signing ceremony in January. There was clarity on Brexit as British voters delivered a resounding election victory to Prime Minister Boris Johnson and his Conservative Party, which should pave the way for a conclusive exit agreement. The terms of U.K. departure, however, must still be finalized. Late in the period, tensions in the Middle East were on the rise, following the death of an American contractor in Iraq in late December and a retaliatory U.S. military strike two days later.

During the period, we took advantage of market turbulence to seek out a larger number of stocks whose risk/reward profiles turned more favorable. Subsequently, we used the market appreciation to exit from or trim select positions that reached or exceeded our estimates of intrinsic value. Market volatility continues to present occasional opportunities in individual stocks, and in certain sectors, notably those considered to be economically sensitive. We continue to focus on situations in which company-specific actions are more important than economic improvement in driving shareholder value.

Valuation is an essential factor in our analysis, and we always ask ourselves if current and potential investments represent an attractive balance of risk and reward. Amid the all-time highs reached by the Standard & Poor’s® 500 Index (S&P 500®) during the period, we maintained our focus on individual securities and the prospects for each business in the context of its valuation and the backdrop of potential political and economic risks.

We continue to adhere to a bottom-up stock selection process that is disciplined, driven by rigorous fundamental analysis, and that attempts to limit downside risk. In our view, actively investing in underappreciated and misunderstood companies with identifiable catalysts for unlocking shareholder value can offer meaningful upside potential and a degree of downside protection in periods of financial market turbulence.

We recognize the important role of financial advisors in today’s markets and encourage investors to continue to seek their advice. Amid changing markets and economic conditions, we are confident investors with a well-diversified portfolio and a patient, long-term outlook will be well positioned for the years ahead.

On the following pages, the Fund’s portfolio management team reviews investment decisions that pertain to performance during the past 12 months considering the

Not FDIC Insured | May Lose Value | No Bank Guarantee

franklintempleton.com	Not part of the annual report	1

economic environment and other factors. Please remember all securities markets fluctuate, as do mutual fund share prices.

We thank you for investing with Franklin Templeton, welcome your questions and comments, and look forward to continuing to serve your investment needs in the years ahead.

Sincerely,

Peter A. Langerman

Chairman, President and Chief Executive Officer

Franklin Mutual Advisers, LLC

This letter reflects our analysis and opinions as of December 31, 2019, unless otherwise indicated. The information is not a complete analysis of every aspect of any market, country, industry, security or fund. Statements of fact are from sources considered reliable.

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ANNUAL REPORT

Franklin Mutual Global Discovery Fund

This annual report for Franklin Mutual Global Discovery Fund covers the fiscal year ended December 31, 2019. The reorganization of Franklin Mutual International Fund into Franklin Mutual Global Discovery Fund, as approved by shareholders, was completed on February 21, 2020. Shares of Franklin Mutual International Fund share classes A, C, R, R6 and Z were exchanged for shares in Franklin Mutual Global Discovery Fund share classes A, C, R, R6 and Z, respectively. We welcome the former shareholders of Franklin Mutual International Fund that now own shares of Franklin Mutual Global Discovery Fund.

Your Fund’s Goal and Main Investments

The Fund seeks capital appreciation. Under normal market conditions, the Fund invests primarily in equity securities of U.S. and foreign companies that we believe are available at market prices less than their intrinsic value. The equity securities in which the Fund invests are primarily common stock, with a current focus on mid- and large cap companies. To a lesser extent, the Fund also invests in merger arbitrage securities and the debt and equity of distressed companies. The Fund may invest a substantial portion, potentially up to 100% of its assets, in foreign securities, which may include sovereign debt and participations in foreign government debt. The Geographic Composition bar chart on this page lists the leading countries where the Fund invests.

Performance Overview

The Fund’s Class Z shares posted a +24.70% cumulative total return for the 12 months ended December 31, 2019. For comparison, the Fund’s benchmark, the MSCI World Index (USD), which tracks stock performance in global developed markets, posted a +28.40% total return.1 You can find more of the Fund’s performance data in the Performance Summary beginning on page 9.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Geographic Composition*

Based on Total Net Assets as of 12/31/19

*Figures are stated as a percentage of total and may not equal 100% or may be negative due to rounding, use of any derivatives, unsettled trades or other factors.

Economic and Market Overview

Global developed and emerging market stocks, as measured by the MSCI All Country World Index (USD), posted a +27.30% total return during the 12 months ended December 31, 2019.1 Although global economic growth slowed from 2018, interest-rate cuts from many central banks and the easing of trade tensions near period-end contributed to the generally positive environment for equities worldwide. Reflecting investor optimism and slowing but resilient economic growth, stocks advanced in every major region of the globe.

In the U.S., solid economic growth also supported equities, as healthy consumer spending and a strong labor market kept the economy afloat. The unemployment rate fell during

1. Source: Morningstar.

The index is unmanaged and includes reinvestment of any income or distributions. It does not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

The SOI begins on page 18.

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FRANKLIN MUTUAL GLOBAL DISCOVERY FUND

the year, reaching 3.5% in September, November and December 2019, the lowest recorded unemployment rate in 50 years.2 Wages also grew, albeit at a moderate pace, and inflation remained persistently low. In addition, deficit spending by the U.S. government boosted current growth at the expense of long-term debt. Despite the strength in the consumer sector, some parts of the economy struggled, particularly heavy industry. Annual industrial production contracted late in the reporting period, manufacturing output stalled and capital spending declined.

The U.S. Federal Reserve (Fed) provided a substantial boost to equity markets early in the reporting period as it shifted to a more accommodative monetary policy. In January 2019, the Fed signaled the end of its tightening cycle and cut the federal funds rate three times thereafter, lowering it to a range of 1.50%–1.75%. Stocks responded positively to the interest-rate cuts and gained further in December 2019 after the Fed indicated it would likely leave interest rates unchanged in 2020.

Growth slowed overall in the eurozone, particularly in Germany and Italy. Germany, which is heavily reliant on exports, was adversely affected by the trade conflict between the U.S. and China and the resulting slowdown in global trade. In Italy, political uncertainty and budget concerns caused the country’s annual gross domestic product (GDP) growth to stall in 2019’s first quarter before modestly improving in the second and third quarters. Despite sluggish economic conditions, European developed market equities, as measured by the MSCI Europe Index-NR (Local Currency), posted a +23.75% total return for the 12-month period, as easing trade tensions buoyed investor optimism and an electoral victory by the Conservative Party in the U.K. alleviated uncertainty surrounding Brexit.3 Although the European Central Bank left its headline refinancing rate unchanged, it lowered the deposit rate and restarted its bond-buying stimulus program, further supporting stocks.

Economic growth in Asia was relatively solid overall, despite slowdowns in several large emerging market countries, such as China and India. Japan’s economy grew amid the Bank of Japan’s sizable stimulus program. The trade war between the U.S. and China provided the backdrop for Asian stocks, which rose and fell in sync with investor sentiment regarding a trade deal. A phase one trade agreement between the two countries reached in December 2019 propelled Asian developed and emerging market stocks, which ultimately ended with a +19.23% total return over the 12-month period, as measured by the MSCI All Country Asia Index (USD).4

Emerging market stocks overall experienced several sharp selloffs and subsequent rebounds throughout the reporting period before ending with gains. In aggregate, economic growth slowed somewhat from 2018 but remained solid, although there was some variation among individual countries. Many central banks in emerging markets cut interest rates throughout the reporting period, which, along with resilient GDP growth, provided a supportive environment for equities. Russian stocks posted the highest returns among emerging markets as the threat of further sanctions receded and a solid fiscal environment reassured investors. Overall, global emerging markets, as measured by the MSCI Emerging Markets Index (USD), posted a +18.90% total return for the 12-month period.1

Investment Strategy

At Franklin Mutual Series, we are committed to our distinctive value approach to investing, which we believe can generate above-average risk-adjusted returns over time for our shareholders. Our major investment strategy is investing in undervalued stocks. When selecting undervalued equities, we are attracted to what we believe are fundamentally strong companies with healthy balance sheets, high-quality assets, substantial free cash flow and shareholder-oriented management teams and whose stocks are trading at discounts to our assessment of the companies’ intrinsic or business value. We also look for asset-rich companies whose shares may be trading at depressed levels due to concerns over short-term earnings disappointments, litigation, management strategy or other perceived negatives. This strict value approach is not only intended to improve the likelihood of capital appreciation, but also reduces the risk of substantial declines, in our opinion. While the vast majority of our undervalued equity investments are made in publicly traded companies globally, we may invest occasionally in privately held companies as well.

To a lesser extent, we complement this more traditional investment strategy with two others. One is distressed investing, a highly specialized field that has proven quite profitable during certain periods over the years. Distressed investing is complex and can take many forms. The most common distressed investment the Fund undertakes is the purchase of financially troubled or bankrupt companies’ debt at a substantial discount to face value. After the financially

2. Source: U.S. Bureau of Labor Statistics.

3. Source: Morningstar. Net Returns (NR) include income net of tax withholding when dividend are paid.

4. Source: MSCI.

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FRANKLIN MUTUAL GLOBAL DISCOVERY FUND

distressed company is reorganized, often in bankruptcy court, the old debt is typically replaced with new securities issued by the financially stronger company.

The other piece of our investment strategy is participating in arbitrage situations, another highly specialized field. When companies announce proposed mergers or takeovers, commonly referred to as deals, the target company may trade at a discount to the bid it ultimately accepts. One form of arbitrage involves purchasing the target company’s stock when it is trading below the value we believe it would receive in a deal. In keeping with our commitment to a relatively conservative investment approach, we typically focus our arbitrage efforts on announced deals, and avoid rumored deals or other situations we consider relatively risky. In addition, it is our practice to hedge the Fund’s currency exposure when we deem it advantageous for our shareholders.

What is meant by “hedge”?

To hedge an investment is to take a position intended to offset potential losses that may be incurred by a companion financial instrument. Hedging an investment may also offset potential gains.

Manager’s Discussion

The end of a decade is a natural time for reflection about the years that have just passed and to look ahead to what the next 10 might have in store. Across Wall Street, we see many prognostications, and while we are not in the forecasting business, we do allow ourselves to think about investment opportunities over such an extended time period. But experience has taught us that while trying to predict the exact course of markets and/or economic and political events that will drive them may be fun, it is not all that useful.

As 2010 began, the global economy was still recovering from the Global Financial Crisis. The U.S. government owned significant portions of the banking and automotive sectors. The Fed had already started quantitative easing (QE), with QE 2 and QE 3 still to come. In Europe, concerns about Greece’s finances were emerging, and in China the effects of 2009’s massive stimulus programs were starting to take hold.

Over the subsequent years we saw ongoing, global QE, culminating in trillions of dollars of debt yielding negative

Top 10 Sectors/Industries

Based on Equity Securities as of 12/31/19

% of Total Net Assets

Banks	11.4%

Oil, Gas & Consumable Fuels	10.7%

Pharmaceuticals	10.2%

Insurance	9.5%

Technology Hardware, Storage & Peripherals	5.1%

Software	4.3%

Automobiles	3.8%

Tobacco	3.1%

Health Care Equipment & Supplies	3.0%

Media	2.9%

interest rates. The European Union (EU) was in continuous upheaval, with Greece threatening to leave, but eventually staying in the eurozone; the U.K. pursuing and achieving Brexit; and ongoing strain between core members Germany, France, Italy and Spain. In the U.S., average annual economic growth was restrained and finished the decade below 2%, trailing the minimum 3% expectation of prior decades. Strong corporate profits and lower corporate tax rates were bright spots.

Equity markets delivered a very good decade—one of the best in history—with the MSCI World Index (USD) and the S&P 500 posting average annual total returns of +10.08% and +13.56%, respectively.5 During the decade, Franklin Mutual Global Discovery Fund, Class Z posted an average annual total return of +8.07%, a solid absolute return that nonetheless lagged the MSCI World Index (USD), its benchmark. The Fund’s value strategy, which seeks to identify mispriced securities and limit downside risk, was out of favor in an environment that generally encouraged investors to assume more risk. Conversely, the Fund’s Class Z shares posted an average annual total return of +8.72% in the prior decade, compared with +0.23% for the MSCI World Index (USD).1 Our active investment approach focusing on individual opportunities was more conducive to the prior decade’s greater volatility.

In our view, going forward we expect more political and monetary uncertainty and economic growth in unexpected places. Corporate profits will have good years and bad years. Some industries will be massively disrupted, while others will find a way to adjust and prosper, even within the

5. Source: Morningstar.

The indexes are unmanaged and include reinvestment of any income or distributions. They do not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

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FRANKLIN MUTUAL GLOBAL DISCOVERY FUND

context of artificial intelligence and machine learning. Recent events, such as the coronavirus outbreak, have caused, and may continue to cause, uncertainty and volatility in the Chinese economy, potentially leading to vulnerability in 2020 global growth expectations. As for investment positioning, we intend to avoid forecasts that would lead us to make the Fund’s success dependent on a specific set of outcomes. Rather, we will seek to continue with our time-tested value process and complement it with new tools that enhance our security evaluation and selection process. To that end, we have integrated risk and quantitative portfolio analysis tools that provide us with fresh insights about performance, and help us identify companies and securities that we believe satisfy our investors’ goals of risk-adjusted returns that are not wholly dependent on any one economic or political scenario.

Fund Performance

Turning to Fund performance, top positive contributors included U.S.-based companies Charter Communications, Citigroup and Walt Disney. Citigroup and Walt Disney are listed among the Fund’s largest positions in the Top 10 Equity Holdings table on this page.

Shares of cable operator Charter Communications surged after the company reported operating and financial results that were broadly ahead of consensus estimates. Capital expenditures were lower than expected and drove free cash flow, which was used during the period to buy back $3.1 billion of the company’s stock. The market was anticipating share repurchases totaling $2.25 billion. Revenue accelerated 5.1% compared with consensus forecasts of 4.5%. The increased revenue, however, did not reflect the impact of a broad-based increase in per subscriber fees implemented during the period, which could drive revenue growth and margin expansion in 2020. According to the company’s management, there has not been a meaningful decrease in customers as a result of the higher per subscriber fees.

Investors bid up shares of bank and financial services provider Citigroup following the release of third-quarter earnings that beat consensus expectations. Highlights included increases in deposits of 6% quarter-over-quarter and 11% year-over-year; growth in revenues and purchase volumes in the North America-branded credit cards division by 11% and 7% year-over-year, respectively; and strong results in the bank’s Asian operations across the board.

Top 10 Equity Holdings

12/31/19

Company Sector/Industry, Country	% of Total Net Assets

Novartis AG Pharmaceuticals, Switzerland	3.1%

GlaxoSmithKline PLC Pharmaceuticals, U.K.	3.1%

Medtronic PLC Health Care Equipment & Supplies, U.S.	3.0%

Samsung Electronics Co. Ltd. Technology Hardware, Storage & Peripherals, South Korea	2.6%

The Walt Disney Co. Entertainment, U.S.	2.5%

Volkswagen AG Automobiles, Germany	2.5%

British American Tobacco PLC Tobacco, U.K.	2.2%

Kinder Morgan Inc. Oil, Gas & Consumable Fuels, U.S.	2.2%

The Hartford Financial Services Group Inc. Insurance, U.S.	2.2%

Citigroup Inc. Banks, U.S.	2.1%

Management also repurchased 76 million, or 3.3%, of outstanding shares of the company during the period.

Shares of family entertainment and media enterprise Walt Disney surged in late 2019. The rally was kicked off by an earnings report characterized by across-the-board outperformance of Disney legacy assets and a better-than-expected outlook for fiscal-year 2020 earnings. The company’s stock continued to rise following the successful launch of Disney+, its subscription video on-demand streaming service, which reported more than 10 million subscribers on the first day of service, exceeding forecasts. The box office performance of Frozen II, which set a record for Thanksgiving-weekend receipts, also helped boost the stock’s performance.

During the period under review, Fund investments that detracted from performance included U.S.-based companies Occidental Petroleum (not held at period-end), Walgreens Boots Alliance and Clear Channel Outdoor Holdings.6

6. Clear Channel Outdoor Holdings is listed as Clear Channel Communications in the SOI. Clear Channel Communications is the prior name of iHeartMedia, the former parent company of Clear Channel Outdoor Holdings.

See www.franklintempletondatasources.com for additional data provider information.

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The stock of Occidental Petroleum, a petroleum and chemical products company, traded lower in 2019 as investors struggled to accept its acquisition of Anadarko Petroleum, during a period in which energy stocks were under pressure from falling crude oil prices. The acquired Permian Basin assets complement Occidental’s existing portfolio, and we believe the considerable free cash flow generated from Anadarko’s Gulf of Mexico operations combined with the disposal of non-core assets, could help reduce debt and support the dividend. However, the company’s profile was riskier than it was pre-acquisition, and we exited the position.

Shares of drug store services provider Walgreens Boots Alliance began to sell off early in 2019, when the chief financial officer cited negative industry trends in drug prices and pharmacy benefit manager (PBM) reimbursement rates. Shares also fell in reaction to the company’s limited success in offsetting those challenges by increasing its volume of drug sales or renegotiating with PBMs. These pressures, and weakness in both its U.S. and U.K. stores, resulted in a cut to full-year guidance in April. However, Walgreens is reducing costs throughout the enterprise, and is attempting to reduce exposure to lower margin categories within the front of its stores, which we believe can help boost growth and profitability over the longer term. The company’s share price rallied in early November based on news that global investment firm KKR had approached the company about taking it private via a leveraged buyout that would likely be the largest in history. However, the stock retreated later when deal terms failed to materialize.

Shares of outdoor advertising company Clear Channel Outdoor Holdings weakened after the company sold 100 million shares of stock in July, shortly after emerging from bankruptcy and separating from mass media company iHeart Communications. Clear Channel Outdoor announced it is using the stock proceeds to repurchase the debt of Clear Channel Worldwide Holdings, a subsidiary. Following the equity issuance, which was dilutive and at a depressed price, Clear Channel Outdoor reported mixed earnings. The strength of domestic operations was overshadowed by significantly lower international results, driven primarily by a 51%-owned China joint venture. We believe the company’s assets represent compelling value relative to domestic and international peers.

During the period, the Fund held currency forwards and futures seeking to hedge most of the currency risk of the portfolio’s non-U.S. dollar investments. The hedges had a modestly positive overall impact on the Fund’s performance.

What is a currency forward?

A currency forward is a direct agreement between the Fund and a counterparty to buy or sell a foreign currency in exchange for another currency at a specific exchange rate on a future date.

What is a future?

A future is an agreement between the Fund and a counterparty made through a U.S. or foreign futures exchange to buy or sell an underlying instrument or asset at a specific price on a future date.

As fellow shareholders, we found recent relative performance disappointing, but it is not uncommon for our strategy to lag the equity markets at times. We remain committed to our disciplined, value investment approach as we seek to generate attractive, long-term, risk-adjusted returns for shareholders.

Thank you for your participation in Franklin Mutual Global Discovery Fund. We look forward to continuing to serve your investment needs.

Peter A. Langerman Co-Portfolio Manager

Timothy Rankin, CFA Co-Portfolio Manager

Christian Correa, CFA Co-Portfolio Manager

CFA® is a trademark owned by CFA Institute.

franklintempleton.com	Annual Report	7

FRANKLIN MUTUAL GLOBAL DISCOVERY FUND

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2019, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

8	Annual Report	franklintempleton.com

FRANKLIN MUTUAL GLOBAL DISCOVERY FUND

Performance Summary as of December 31, 20191

The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 12/31/191

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 5.50% and the minimum is 0%. Class A: 5.50% maximum initial sales charge. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return[2]	Average Annual Total Return[3]

Z
1-Year	+24.70%	+24.70%

5-Year	+33.28%	+5.91%

10-Year	+117.24%	+8.07%

A4
1-Year	+24.37%	+17.54%

5-Year	+31.56%	+4.45%

10-Year	+111.35%	+7.16%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 11 for Performance Summary footnotes.

franklintempleton.com	Annual Report	9

FRANKLIN MUTUAL GLOBAL DISCOVERY FUND

PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment1

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

Class Z (1/1/10–12/31/19)

Class A (1/1/10–12/31/19)

See page 11 for Performance Summary footnotes.

10	Annual Report	franklintempleton.com

FRANKLIN MUTUAL GLOBAL DISCOVERY FUND

PERFORMANCE SUMMARY

Distributions (1/1/19–12/31/19)

Share Class	Net Investment Income	Short-Term Capital Gain	Long-Term Capital Gain	Total

Z	$0.6965	$0.1084	$1.4426	$2.2475

A	$0.6178	$0.1084	$1.4426	$2.1688

C	$0.3366	$0.1084	$1.4426	$1.8876

R	$0.5279	$0.1084	$1.4426	$2.0789

R6	$0.7313	$0.1084	$1.4426	$2.2823

Total Annual Operating Expenses6

Share Class	With Fee Waiver	Without Fee Waiver

Z	0.98%	0.98%

A	1.23%	1.23%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Value securities may not increase in price as anticipated or may decline further in value. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments. To the extent that the Fund focuses on particular countries, regions, industries, sectors or types of investment from time to time, the Fund may be subject to greater risks of adverse developments in such areas of focus than a fund that invests in a wider variety of countries, regions, industries, sectors or investments. Financial services companies are subject to extensive government regulation that may affect their profitability in many ways, including by limiting the amount and types of loans and other commitments they can make, and the interest rates and fees they can charge. Because the Fund may invest its assets in companies in a specific region, including Europe, it is subject to greater risks of adverse developments in that region and/or the surrounding regions than a fund that is more broadly diversified geographically. Current political and financial uncertainty surrounding the European Union may increase market volatility and the economic risk of investing in companies in Europe. Smaller-company stocks have exhibited greater price volatility than larger-company stocks, particularly over the short term. The Fund’s investments in companies engaged in mergers, reorganizations or liquidations also involve special risks as pending deals may not be completed on time or on favorable terms. The Fund may invest in lower-rated bonds, which entail higher credit risk. The Fund’s prospectus also includes a description of the main investment risks.

1. The Fund has a fee waiver associated with any investment it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through 4/30/20. Fund investment results reflect the fee waiver; without this waiver, the results would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.
4. Prior to 9/10/18, these shares were offered at a higher initial sales charge of 5.75%, thus actual returns (with sales charges) would have differed. Average annual total returns (with sales charges) have been restated to reflect the current maximum initial sales charge of 5.50%.

5. Source: Morningstar. The MSCI World Index (USD) is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed markets.

6. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

See www.franklintempletondatasources.com for additional data provider information.

franklintempleton.com	Annual Report	11

FRANKLIN MUTUAL GLOBAL DISCOVERY FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)
Share Class	Beginning Account Value 7/1/19	Ending Account Value 12/31/19	Expenses Paid During Period 7/1/19–12/31/191, [2]	Ending Account Value 12/31/19	Expenses Paid During Period 7/1/19–12/31/191, [2]	Net Annualized Expense Ratio[2]

Z	$1,000	$1,084.30	$ 5.20	$1,020.21	$ 5.04	0.99%
A	$1,000	$1,083.20	$ 6.51	$1,018.95	$ 6.31	1.24%
C	$1,000	$1,079.00	$10.43	$1,015.17	$10.11	1.99%
R	$1,000	$1,081.80	$ 7.82	$1,017.69	$ 7.58	1.49%
R6	$1,000	$1,084.80	$ 4.68	$1,020.72	$ 4.53	0.89%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 184/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include acquired fund fees and expenses.

12	Annual Report	franklintempleton.com

FRANKLIN MUTUAL SERIES FUNDS

Financial Highlights

Franklin Mutual Global Discovery Fund

		Year Ended December 31,
	2019	2018	2017	2016		2015

Class Z

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$26.86	$32.42	$31.12	$29.35		$33.32

Income from investment operations[a]:

Net investment income[b]	0.67	0.58	0.76 [c]	0.67	[d]	0.53

Net realized and unrealized gains (losses)	5.91	(4.13)	2.29	3.08		(1.71)

Total from investment operations	6.58	(3.55)	3.05	3.75		(1.18)

Less distributions from:

Net investment income	(0.70)	(0.64)	(0.79)	(0.69)		(0.55)

Net realized gains	(1.55)	(1.37)	(0.96)	(1.29)		(2.24)

Total distributions	(2.25)	(2.01)	(1.75)	(1.98)		(2.79)

Net asset value, end of year	$31.19	$26.86	$32.42	$31.12		$29.35

Total return	24.70%	(10.78)%	9.84%	12.86%		(3.36)%

Ratios to average net assets

Expenses[e,f]	1.00% [g]	0.97% [g]	0.96%	0.99%	[g]	0.99% [g]

Expenses incurred in connection with securities sold short	0.02%	—% [h]	—%	0.01%		0.02%

Net investment income	2.20%	1.82%	2.30% [c]	2.27%	[d]	1.56%

Supplemental data

Net assets, end of year (000’s)	$5,176,787	$5,114,274	$7,175,981	$8,354,865		$9,132,752

Portfolio turnover rate	14.08%	14.70%	17.50%	17.01%		21.79%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.20 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.68%.

dNet investment income per share includes approximately $0.10 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.94%.

eIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(d).

fBenefit of expense reduction rounds to less than 0.01%.

gBenefit of waiver and payments by affiliates rounds to less than 0.01%.

hRounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	13

FRANKLIN MUTUAL SERIES FUNDS

FINANCIAL HIGHLIGHTS

Franklin Mutual Global Discovery Fund (continued)

		Year Ended December 31,
	2019	2018	2017	2016		2015

Class A

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$26.32	$31.80	$30.57	$28.86		$32.81

Income from investment operations[a]:

Net investment income[b]	0.58	0.49	0.66 [c]	0.59	[d]	0.42

Net realized and unrealized gains (losses)	5.78	(4.04)	2.25	3.01		(1.67)

Total from investment operations	6.36	(3.55)	2.91	3.60		(1.25)

Less distributions from:

Net investment income	(0.62)	(0.56)	(0.72)	(0.60)		(0.46)

Net realized gains	(1.55)	(1.37)	(0.96)	(1.29)		(2.24)

Total distributions	(2.17)	(1.93)	(1.68)	(1.89)		(2.70)

Net asset value, end of year	$30.51	$26.32	$31.80	$30.57		$28.86

Total return[e]	24.37%	(10.99)%	9.57%	12.56%		(3.63)%

Ratios to average net assets

Expenses[f,g]	1.25% [h]	1.22% [h]	1.21%	1.24%	[h]	1.27% [h]

Expenses incurred in connection with securities sold short	0.02%	—% [i]	—%	0.01%		0.02%

Net investment income	1.95%	1.57%	2.05% [c]	2.02%	[d]	1.28%

Supplemental data

Net assets, end of year (000’s)	$7,683,644	$7,461,444	$9,589,033	$10,498,722		$11,274,721

Portfolio turnover rate	14.08%	14.70%	17.50%	17.01%		21.79%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.20 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.43%.

dNet investment income per share includes approximately $0.10 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.69%.

eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

fIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(d).

gBenefit of expense reduction rounds to less than 0.01%.

hBenefit of waiver and payments by affiliates rounds to less than 0.01%.

iRounds to less than 0.01%.

14	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN MUTUAL SERIES FUNDS

FINANCIAL HIGHLIGHTS

Franklin Mutual Global Discovery Fund (continued)

		Year Ended December 31,
	2019	2018	2017	2016		2015

Class C

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$26.25	$31.44	$30.22	$28.55		$32.49

Income from investment operations[a]:

Net investment income[b]	0.36	0.26	0.41 [c]	0.36	[d]	0.18

Net realized and unrealized gains (losses)	5.74	(3.98)	2.23	2.97		(1.64)

Total from investment operations	6.10	(3.72)	2.64	3.33		(1.46)

Less distributions from:

Net investment income	(0.34)	(0.10)	(0.46)	(0.37)		(0.24)

Net realized gains	(1.55)	(1.37)	(0.96)	(1.29)		(2.24)

Total distributions	(1.89)	(1.47)	(1.42)	(1.66)		(2.48)

Net asset value, end of year	$30.46	$26.25	$31.44	$30.22		$28.55

Total return[e]	23.43%	(11.70)%	8.78%	11.70%		(4.33)%

Ratios to average net assets

Expenses[f,g]	2.00% [h]	1.97% [h]	1.96%	1.99%	[h]	1.99% [h]

Expenses incurred in connection with securities sold short	0.02%	—% [i]	—%	0.01%		0.02%

Net investment income	1.20%	0.82%	1.30% [c]	1.27%	[d]	0.56%

Supplemental data

Net assets, end of year (000’s)	$872,717	$1,054,412	$2,438,507	$2,758,563		$2,983,216

Portfolio turnover rate	14.08%	14.70%	17.50%	17.01%		21.79%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.20 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.68%.

dNet investment income per share includes approximately $0.10 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.94%.

eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

fIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(d).

gBenefit of expense reduction rounds to less than 0.01%.

hBenefit of waiver and payments by affiliates rounds to less than 0.01%.

iRounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	15

FRANKLIN MUTUAL SERIES FUNDS

FINANCIAL HIGHLIGHTS

Franklin Mutual Global Discovery Fund (continued)

		Year Ended December 31,
	2019	2018	2017	2016		2015

Class R

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$25.97	$31.37	$30.17	$28.51		$32.43

Income from investment operations[a]:

Net investment income[b]	0.50	0.41	0.57 [c]	0.50	[d]	0.35

Net realized and unrealized gains (losses)	5.69	(3.97)	2.22	2.98		(1.64)

Total from investment operations	6.19	(3.56)	2.79	3.48		(1.29)

Less distributions from:

Net investment income	(0.53)	(0.47)	(0.63)	(0.53)		(0.39)

Net realized gains	(1.55)	(1.37)	(0.96)	(1.29)		(2.24)

Total distributions	(2.08)	(1.84)	(1.59)	(1.82)		(2.63)

Net asset value, end of year	$30.08	$25.97	$31.37	$30.17		$28.51

Total return	24.09%	(11.24)%	9.31%	12.28%		(3.82)%

Ratios to average net assets

Expenses[e,f]	1.50% [g]	1.47% [g]	1.46%	1.49%	[g]	1.49% [g]

Expenses incurred in connection with securities sold short	0.02%	—% [h]	—%	0.01%		0.02%

Net investment income	1.70%	1.32%	1.80% [c]	1.77%	[d]	1.06%

Supplemental data

Net assets, end of year (000’s)	$251,089	$274,086	$398,692	$444,813		$468,425

Portfolio turnover rate	14.08%	14.70%	17.50%	17.01%		21.79%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.20 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.18%.

dNet investment income per share includes approximately $0.10 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.44%.

eIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(d).

fBenefit of expense reduction rounds to less than 0.01%.

gBenefit of waiver and payments by affiliates rounds to less than 0.01%.

hRounds to less than 0.01%.

16	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN MUTUAL SERIES FUNDS

FINANCIAL HIGHLIGHTS

Franklin Mutual Global Discovery Fund (continued)

		Year Ended December 31,
	2019	2018	2017	2016		2015

Class R6

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$26.85	$32.41	$31.13	$29.35		$33.33

Income from investment operations[a]:

Net investment income[b]	0.70	0.62	0.75 [c]	0.61	[d]	0.55

Net realized and unrealized gains (losses)	5.90	(4.13)	2.34	3.19		(1.69)

Total from investment operations	6.60	(3.51)	3.09	3.80		(1.14)

Less distributions from:

Net investment income	(0.73)	(0.68)	(0.85)	(0.73)		(0.60)

Net realized gains	(1.55)	(1.37)	(0.96)	(1.29)		(2.24)

Total distributions	(2.28)	(2.05)	(1.81)	(2.02)		(2.84)

Net asset value, end of year	$31.17	$26.85	$32.41	$31.13		$29.35

Total return	24.80%	(10.67)%	9.98%	13.02%		(3.23)%

Ratios to average net assets

Expenses before waiver and payments by affiliates[e]	0.90%	0.88%	0.84%	0.85%		0.84%

Expenses net of waiver and payments by affiliates[e,f]	0.89%	0.87%	0.84%	0.85%	[g]	0.84% [g]

Expenses incurred in connection with securities sold short	0.02%	—% [h]	—%	0.01%		0.02%

Net investment income	2.31%	1.92%	2.42% [c]	2.41%	[d]	1.71%

Supplemental data

Net assets, end of year (000’s)	$1,295,457	$1,418,812	$2,221,338	$528,617		$229,765

Portfolio turnover rate	14.08%	14.70%	17.50%	17.01%		21.79%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.20 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.80%.

dNet investment income per share includes approximately $0.10 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 2.08%.

eIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(d).

fBenefit of expense reduction rounds to less than 0.01%.

gBenefit of waiver and payments by affiliates rounds to less than 0.01%.

hRounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	17

FRANKLIN MUTUAL SERIES FUNDS

Statement of Investments, December 31, 2019

Franklin Mutual Global Discovery Fund

	Country	Shares/ Rights/ Units/ Warrants	Value

Common Stocks and Other Equity Interests 94.0%

Aerospace & Defense 1.1%
BAE Systems PLC	United Kingdom	21,584,405	$161,462,001

Auto Components 0.0%†
[a,b,c] International Automotive Components Group Brazil LLC	Brazil	3,819,425	138,645

Automobiles 1.3%
General Motors Co.	United States	5,350,852	195,841,183

Banks 11.4%
CIT Group Inc.	United States	2,644,958	120,689,434
Citigroup Inc.	United States	3,933,740	314,266,489
Citizens Financial Group Inc.	United States	6,918,710	280,968,813
First Horizon National Corp.	United States	7,743,203	128,227,442
ING Groep NV	Netherlands	12,428,617	148,970,120
JPMorgan Chase & Co.	United States	1,676,856	233,753,726
Standard Chartered PLC	United Kingdom	21,632,144	204,107,535
Wells Fargo & Co.	United States	5,713,404	307,381,135

			1,738,364,694

Building Products 1.6%
Johnson Controls International PLC	United States	6,119,300	249,116,703

Capital Markets 2.0%
Credit Suisse Group AG	Switzerland	12,875,441	174,373,641
Deutsche Bank AG	Germany	6,644,039	51,538,274
Guotai Junan Securities Co. Ltd.	China	41,520,689	73,532,270

			299,444,185

Chemicals 1.5%
BASF SE	Germany	2,946,786	222,569,739

Communications Equipment 0.9%
Cisco Systems Inc.	United States	2,838,530	136,135,899

Construction Materials 1.3%
LafargeHolcim Ltd., B	Switzerland	3,691,245	204,846,646

Consumer Finance 1.5%
Capital One Financial Corp.	United States	2,190,465	225,420,753

Containers & Packaging 1.1%
International Paper Co.	United States	3,679,148	169,424,765

Diversified Financial Services 1.9%
[a] M&G PLC	United Kingdom	24,508,843	76,996,867
Voya Financial Inc.	United States	3,426,353	208,939,006

			285,935,873

Diversified Telecommunication Services 0.6%
Koninklijke KPN NV	Netherlands	33,853,948	99,887,257

Electric Utilities 1.5%
Enel SpA	Italy	29,478,178	233,788,319

18	Annual Report	franklintempleton.com

FRANKLIN MUTUAL SERIES FUNDS

STATEMENT OF INVESTMENTS

Franklin Mutual Global Discovery Beacon Fund (continued)

	Country	Shares/ Rights/ Units/ Warrants	Value

Common Stocks and Other Equity Interests (continued)

Energy Equipment & Services 1.2%
Schlumberger Ltd.	United States	4,741,000	$190,588,200

Entertainment 2.5%
The Walt Disney Co.	United States	2,621,361	379,127,441

Food & Staples Retailing 1.1%
Walgreens Boots Alliance Inc.	United States	2,833,972	167,090,989

Food Products 1.4%
The Kraft Heinz Co.	United States	6,492,200	208,594,386

Health Care Equipment & Supplies 3.0%
Medtronic PLC	United States	3,987,784	452,414,095

Health Care Providers & Services 1.9%
CVS Health Corp.	United States	3,993,966	296,711,734

Hotels, Restaurants & Leisure 2.6%
Accor SA	France	5,757,306	269,560,163
Sands China Ltd.	Macau	25,499,100	136,293,202

			405,853,365

Independent Power & Renewable Electricity Producers 0.1%
Vistra Energy Corp.	United States	865,902	19,907,087

Industrial Conglomerates 1.2%
General Electric Co.	United States	16,950,050	189,162,558

Insurance 9.5%
[a] Alleghany Corp.	United States	76,761	61,375,793
American International Group Inc.	United States	5,102,618	261,917,382
China Pacific Insurance Group Co. Ltd., H	China	44,491,587	175,287,363
Chubb Ltd.	United States	1,032,198	160,671,941
Everest Re Group Ltd.	United States	282,300	78,151,932
The Hartford Financial Services Group Inc.	United States	5,478,587	332,933,732
NN Group NV	Netherlands	7,550,480	286,370,371
RSA Insurance Group PLC	United Kingdom	13,308,282	99,693,526

			1,456,402,040

IT Services 1.4%
Cognizant Technology Solutions Corp., A	United States	3,420,390	212,132,588

Machinery 0.9%
CNH Industrial NV	United Kingdom	5,804,196	63,724,242
CNH Industrial NV, special voting	United Kingdom	7,338,645	80,570,951

			144,295,193

Media 2.9%
[a] Charter Communications Inc., A	United States	521,865	253,146,274
[a] DISH Network Corp., A.	United States	4,143,726	146,977,961
[a] iHeartMedia Inc., A	United States	2,634,302	44,519,704
[a,b] iHeartMedia Inc., B	United States	44,430	638,237

franklintempleton.com	Annual Report	19

FRANKLIN MUTUAL SERIES FUNDS

STATEMENT OF INVESTMENTS

Franklin Mutual Global Discovery Fund (continued)

	Country	Shares/ Rights/ Units/ Warrants	Value

Common Stocks and Other Equity Interests (continued)
Media (continued)
[a] iHeartMedia Inc., wts., A, 5/01/39	United States	292	$4,935

			445,287,111

Oil, Gas & Consumable Fuels 10.7%
BP PLC	United Kingdom	42,385,302	264,743,094
Caltex Australia Ltd.	Australia	3,375,504	80,407,940
Canadian Natural Resources Ltd.	Canada	7,822,700	253,005,852
Crescent Point Energy Corp.	Canada	19,234,400	85,759,415
JXTG Holdings Inc.	Japan	22,697,867	103,991,424
Kinder Morgan Inc.	United States	15,908,858	336,790,524
Plains All American Pipeline LP	United States	5,573,200	102,491,148
Royal Dutch Shell PLC, A (EUR Traded)	United Kingdom	2,415,625	70,881,055
Royal Dutch Shell PLC, A (GBP Traded)	United Kingdom	6,164,658	182,482,859
The Williams Cos. Inc.	United States	6,364,035	150,954,910

			1,631,508,221

Pharmaceuticals 10.2%
Allergan PLC	United States	739,800	141,427,566
[a] Bristol-Myers Squibb Co., rts., 2/01/49	United States	2,290,100	6,893,201
Eli Lilly & Co.	United States	1,984,017	260,759,354
GlaxoSmithKline PLC	United Kingdom	19,924,824	469,468,010
Merck & Co. Inc.	United States	2,179,073	198,186,689
Novartis AG, ADR	Switzerland	5,028,476	476,146,393

			1,552,881,213

Semiconductors & Semiconductor Equipment 1.1%
[a] Renesas Electronics Corp.	Japan	23,512,917	162,269,959

Software 4.3%
[a] Avaya Holdings Corp.	United States	537	7,250
[a] Avaya Holdings Corp., wts., 12/15/22	United States	401,411	481,693
[a] Check Point Software Technologies Ltd.	Israel	2,433,172	269,984,765
NortonLifeLock Inc.	United States	9,568,159	244,179,418
Oracle Corp.	United States	2,836,800	150,293,664

			664,946,790

Specialty Retail 0.7%
Dufry AG	Switzerland	1,124,346	111,568,959

Technology Hardware, Storage & Peripherals 5.1%
Hewlett Packard Enterprise Co.	United States	10,039,360	159,224,250
Samsung Electronics Co. Ltd.	South Korea	8,138,650	392,855,189
Western Digital Corp.	United States	3,527,471	223,888,584

			775,968,023

Textiles, Apparel & Luxury Goods 0.7%
Cie Financiere Richemont SA	Switzerland	1,357,307	106,688,131

20	Annual Report	franklintempleton.com

FRANKLIN MUTUAL SERIES FUNDS

STATEMENT OF INVESTMENTS

Franklin Mutual Global Discovery Fund (continued)

	Country	Shares/ Rights/ Units/ Warrants	Value

Common Stocks and Other Equity Interests (continued)
Tobacco 3.1%
Altria Group Inc.	United States	2,606,727	$130,101,745
British American Tobacco PLC	United Kingdom	5,783,513	247,532,050
British American Tobacco PLC, ADR	United Kingdom	2,178,905	92,516,306

			470,150,101

Wireless Telecommunication Services 0.7%
Vodafone Group PLC	United Kingdom	53,001,778	103,022,884

Total Common Stocks and Other Equity Interests (Cost $10,983,253,534)			14,368,947,730

Preferred Stocks (Cost $391,187,079) 2.5%
Automobiles 2.5%
[d] Volkswagen AG, 2.758%, pfd	Germany	1,896,164	374,766,100

		Principal Amount

Corporate Notes 0.8%
Frontier Communications Corp.,
senior note, 10.50%, 9/15/22	United States	$117,895,000	57,805,333
senior note, 11.00%, 9/15/25	United States	133,179,000	64,924,763

Total Corporate Notes (Cost $233,271,255)			122,730,096

		Shares

Companies in Liquidation 0.0%†
[a,b,e] Clear Channel Communications Inc., Contingent Distribution	United States	95,618,000	—
[a,b,e] iHeartCommunications Inc., Contingent Distribution	United States	155,900,649	—
[a,b,e] Tribune Media, Litigation Trust, Contingent Distribution	United States	1,292,117	—
[a,b,e] Vistra Energy Corp., Litigation Trust, Contingent Distribution	United States	142,325,613	78,279
[a,b,e] Walter Energy Inc., Litigation Trust, Contingent Distribution	United States	30,996,000	—

Total Companies in Liquidation (Cost $4,500,343)			78,279

Total Investments before Short Term Investments (Cost $11,612,212,211)			14,866,522,205

franklintempleton.com	Annual Report	21

FRANKLIN MUTUAL SERIES FUNDS

STATEMENT OF INVESTMENTS

Franklin Mutual Global Discovery Fund (continued)

	Country	Principal Amount	Value

Short Term Investments 2.7%

U.S. Government and Agency Securities 2.7%
[f] FHLB, 1/02/20	United States	$58,500,000	$58,500,000
[f] U.S. Treasury Bill,
[g] 3/19/20 - 5/28/20	United States	147,000,000	146,317,914
1/02/20 - 6/25/20	United States	207,000,000	206,471,907

Total U.S. Government and Agency Securities (Cost $411,115,227)			411,289,821

Total Investments (Cost $12,023,327,438) 100.0%			15,277,812,026

Securities Sold Short (0.4)%			(56,724,656)

Other Assets, less Liabilities 0.4%			58,606,826

Net Assets 100.0%			$15,279,694,196

		Shares

[h] Securities Sold Short (Proceeds $46,496,765) (0.4)%
Common Stocks (0.4)%
Biotechnology (0.4)%
AbbVie Inc.	United States	640,667	(56,724,656)

†Rounds to less than 0.1% of net assets.

aNon-income producing.

bFair valued using significant unobservable inputs. See Note 15 regarding fair value measurements.

cSee Note 10 regarding restricted securities.

dVariable rate security. The rate shown represents the yield at period end.

eContingent distributions represent the right to receive additional distributions, if any, during the reorganization of the underlying company. Shares represent total underlying principal of debt securities.

fThe security was issued on a discount basis with no stated coupon rate.

gA portion or all of the security has been segregated as collateral for securities sold short and/or open forward exchange contracts. At December 31, 2019, the aggregate value of these securities pledged amounted to $57,795,263, representing 0.4% of net assets.

hSee Note 1(d) regarding securities sold short.

At December 31, 2019, the Fund had the following futures contracts outstanding. See Note 1(c).

Futures Contracts

Description	Type	Number of Contracts	Notional Amount*	Expiration Date	Value/ Unrealized Appreciation (Depreciation)

Currency Contracts
EUR/USD	Short	6,716	$947,123,900	3/16/20	$(9,102,815)
GBP/USD	Short	4,516	375,166,700	3/16/20	(2,868,036)

Total Futures Contracts.					$(11,970,851)

*As of period end.

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FRANKLIN MUTUAL SERIES FUNDS

STATEMENT OF INVESTMENTS

Franklin Mutual Global Discovery Fund (continued)

At December 31, 2019, the Fund had the following forward exchange contracts outstanding. See Note 1(c).

Forward Exchange Contracts

Currency	Counterparty[a]	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Exchange Contracts
Swiss Franc	HSBK	Sell	1,010,168	$1,025,059	1/13/20	$—	$(19,869)
Swiss Franc	UBSW	Sell	165,864,071	167,756,603	1/13/20	—	(3,814,826)
Euro	BOFA	Sell	17,251,299	19,222,412	1/15/20	—	(142,681)
Euro	HSBK	Buy	3,136,303	3,523,824	1/15/20	—	(3,232)
Euro	HSBK	Sell	11,417,652	12,759,398	1/15/20	—	(57,254)
Euro	SSBT	Sell	10,565,078	11,805,502	1/15/20	—	(54,108)
Euro	SSBT	Sell	18,607,519	21,252,764	1/15/20	365,275	—
Euro	UBSW	Sell	18,607,519	21,252,857	1/15/20	365,368	—
Euro	UBSW	Sell	34,750,608	38,763,320	1/15/20	—	(245,263)
British Pound	BOFA	Buy	4,452,866	5,468,134	1/16/20	432,268	—
British Pound	HSBK	Buy	1,589,771	1,982,508	1/16/20	124,066	—
British Pound	HSBK	Sell	107,887,669	136,390,754	1/16/20	—	(6,568,997)
South Korean Won	HSBK	Sell	76,419,913,382	64,149,562	1/17/20	—	(1,980,570)
South Korean Won	UBSW	Buy	16,464,488,950	13,975,460	1/17/20	272,120	—
South Korean Won	UBSW	Sell	169,693,662,365	143,511,124	1/17/20	—	(3,333,641)
Australian Dollar	HSBK	Sell	9,283,731	6,395,826	2/14/20	—	(125,434)
Australian Dollar	UBSW	Sell	103,664,903	71,604,164	2/14/20	—	(1,214,174)
British Pound	HSBK	Sell	28,194,389	34,552,233	2/14/20	—	(2,837,426)
British Pound	SSBT	Sell	25,703,449	31,309,114	2/14/20	—	(2,777,215)
British Pound	UBSW	Sell	11,693,465	14,536,127	2/14/20	—	(971,026)
Euro	BOFA	Sell	19,421,265	21,737,707	2/18/20	—	(109,309)
Euro	HSBK	Sell	5,989,529	6,685,932	2/18/20	—	(51,701)
Euro	SSBT	Sell	332,017,537	369,245,304	2/18/20	—	(4,241,835)
Euro	HSBK	Sell	18,360,647	20,449,666	4/07/20	—	(268,595)
Euro	SSBT	Sell	137,228,226	153,700,142	4/07/20	—	(1,148,986)
Euro	UBSW	Sell	147,048,966	164,652,586	4/07/20	—	(1,278,322)
British Pound	BOFA	Sell	20,981,128	27,137,747	4/24/20	—	(738,038)
British Pound	HSBK	Sell	51,057,024	66,149,335	4/24/20	—	(1,685,653)
South Korean Won	HSBK	Sell	134,167,316,764	115,638,972	5/15/20	—	(912,273)
South Korean Won	UBSW	Sell	88,415,822,339	76,412,517	5/15/20	—	(394,372)
Euro	BOFA	Sell	5,065,752	5,685,043	5/21/20	—	(46,858)
Euro	SSBT	Sell	101,841,644	114,185,085	5/21/20	—	(1,048,794)
Euro	UBSW	Sell	101,375,199	113,675,980	5/21/20	—	(1,030,117)
British Pound	BOFA	Sell	4,246,361	5,703,292	5/22/20	57,398	—
British Pound	BOFA	Sell	28,418,163	37,227,870	5/22/20	—	(556,462)
British Pound	HSBK	Sell	2,522,355	3,387,094	5/22/20	33,411	—
British Pound	HSBK	Sell	21,537,635	28,346,058	5/22/20	—	(290,036)
British Pound	UBSW	Sell	4,246,361	5,707,075	5/22/20	61,182	—

Total Forward Exchange Contracts						$1,711,088	$ (37,947,067)

Net unrealized appreciation (depreciation)							$ (36,235,979)

aMay be comprised of multiple contracts with the same counterparty, currency and settlement date.

See Note 11 regarding other derivative information.

See Abbreviations on page 41.

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FRANKLIN MUTUAL SERIES FUNDS

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

December 31, 2019

Franklin Mutual Global Discovery Fund

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$12,023,327,438

Value - Unaffiliated issuers	$15,277,812,026
Cash	281,389
Receivables:
Investment securities sold	19,224,518
Capital shares sold	5,247,674
Dividends and interest	47,475,384
European Union tax reclaims	8,492,372
Deposits with brokers for:
Securities sold short	57,847,053
Futures contracts	24,111,600
Unrealized appreciation on OTC forward exchange contracts	1,711,088
Other assets	2,874,819

Total assets	15,445,077,923

Liabilities:
Payables:
Investment securities purchased	21,391,186
Capital shares redeemed	23,529,183
Management fees	10,709,661
Distribution fees	2,464,068
Transfer agent fees	3,154,695
Trustees’ fees and expenses	1,158,979
Variation margin on futures contracts	6,346,273
Securities sold short, at value (proceeds $46,496,765)	56,724,656
Unrealized depreciation on OTC forward exchange contracts	37,947,067
Accrued expenses and other liabilities	1,957,959

Total liabilities	165,383,727

Net assets, at value	$15,279,694,196

Net assets consist of:
Paid-in capital	$11,962,720,902
Total distributable earnings (losses)	3,316,973,294

Net assets, at value	$15,279,694,196

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FRANKLIN MUTUAL SERIES FUNDS

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (continued)

December 31, 2019

Franklin Mutual Global Discovery Fund

Class Z:

Net assets, at value	$5,176,787,053

Shares outstanding	165,985,776

Net asset value and maximum offering price per share	$31.19

Class A:

Net assets, at value	$7,683,643,814

Shares outstanding	251,848,370

Net asset value per share[a]	$30.51

Maximum offering price per share (net asset value per share ÷ 94.50%)	$32.29

Class C:

Net assets, at value	$872,716,964

Shares outstanding	28,646,905

Net asset value and maximum offering price per share[a]	$30.46

Class R:

Net assets, at value	$251,089,192

Shares outstanding	8,348,468

Net asset value and maximum offering price per share	$30.08

Class R6:

Net assets, at value	$1,295,457,173

Shares outstanding	41,555,139

Net asset value and maximum offering price per share	$31.17

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

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FRANKLIN MUTUAL SERIES FUNDS

FINANCIAL STATEMENTS

Statement of Operations

for the year ended December 31, 2019

Franklin Mutual Global Discovery Fund

Investment income:
Dividends: (net of foreign taxes)*
Unaffiliated issuers	$446,808,092
Interest:
Unaffiliated issuers	49,202,150
Income from securities loaned:
Unaffiliated issuers (net of fees and rebates)	1,208,403
Non-controlled affiliates (Note 3f)	82,368
Other income (Note 1f)	1,746,322

Total investment income	499,047,335

Expenses:
Management fees (Note 3a)	129,605,427
Distribution fees: (Note 3c)
Class A	19,297,436
Class C	9,848,755
Class R	1,353,457
Transfer agent fees: (Note 3e)
Class Z	6,566,421
Class A	9,680,160
Class C	1,235,239
Class R	340,336
Class R6	385,223
Custodian fees (Note 4)	1,049,619
Reports to shareholders	1,332,538
Registration and filing fees	244,301
Professional fees[a]	(748,750)
Trustees’ fees and expenses	972,477
Dividends on securities sold short	2,706,278
Other	498,843

Total expenses	184,367,760
Expense reductions (Note 4)	(125,757)
Expenses waived/paid by affiliates (Note 3f and 3g)	(123,621)

Net expenses	184,118,382

Net investment income	314,928,953

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	520,594,188
Non-controlled affiliates (Note 3f and 12)	(23,807,201)
Foreign currency transactions	321,342
Forward exchange contracts	138,441,749
Futures contracts	58,028,854
Securities sold short	(16,081,292)

Net realized gain (loss)	677,497,640

Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	2,526,183,500
Non-controlled affiliates (Note 3f and 12)	24,864,834
Translation of other assets and liabilities denominated in foreign currencies	109,714
Forward exchange contracts	(68,504,004)

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FRANKLIN MUTUAL SERIES FUNDS

FINANCIAL STATEMENTS

Statement of Operations (continued)

for the year ended December 31, 2019

Franklin Mutual Global Discovery Fund

Futures contracts	(12,957,028)
Securities sold short	(44,940,557)

Net change in unrealized appreciation (depreciation)	2,424,756,459

Net realized and unrealized gain (loss)	3,102,254,099

Net increase (decrease) in net assets resulting from operations	$3,417,183,052

*Foreign taxes withheld on dividends	$22,378,684

aIncludes unaffiliated reimbursement of legal fees incurred in connection with certain Fund holdings.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	27

FRANKLIN MUTUAL SERIES FUNDS

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

Franklin Mutual Global Discovery Fund

	Year Ended December 31,

	2019	2018
Increase (decrease) in net assets:
Operations:
Net investment income	$314,928,953	$315,277,410
Net realized gain (loss)	677,497,640	1,263,045,185
Net change in unrealized appreciation (depreciation)	2,424,756,459	(3,569,979,292)

Net increase (decrease) in net assets resulting from operations	3,417,183,052	(1,991,656,697)

Distributions to shareholders:
Class Z	(361,251,360)	(374,006,499)
Class A	(528,196,610)	(521,977,539)
Class C	(53,529,898)	(57,992,699)
Class R	(17,206,023)	(18,330,147)
Class R6	(92,112,429)	(102,685,299)

Total distributions to shareholders	(1,052,296,320)	(1,074,992,183)

Capital share transactions: (Note 2)
Class Z	(733,602,714)	(1,016,045,824)
Class A	(931,107,368)	(656,381,733)
Class C	(339,610,836)	(1,164,168,030)
Class R	(64,450,784)	(70,948,671)
Class R6	(339,450,065)	(526,328,702)

Total capital share transactions	(2,408,221,767)	(3,433,872,960)

Net increase (decrease) in net assets	(43,335,035)	(6,500,521,840)
Net assets:
Beginning of year	15,323,029,231	21,823,551,071

End of year	$15,279,694,196	$15,323,029,231

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FRANKLIN MUTUAL SERIES FUNDS

Notes to Financial Statements

Franklin Mutual Global Discovery Fund

1.   Organization and Significant Accounting Policies

Franklin Mutual Series Funds (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of seven separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Franklin Mutual Global Discovery Fund (Fund) is included in this report. The Fund offers five classes of shares: Class Z, Class A, Class C, Class R and Class R6. Class C shares automatically convert to Class A shares after they have been held for 10 years. Each class of shares may differ by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees due to differing arrangements for distribution and transfer agent fees.

The following summarizes the Fund’s significant accounting policies.

a.   Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share each business day as of 4 p.m. Eastern time or the regularly scheduled close of the New York Stock Exchange (NYSE), whichever is earlier. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The Fund may utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities and derivative financial instruments listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of 4 p.m. Eastern time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.

Investments in open-end mutual funds are valued at the closing NAV.

Certain derivative financial instruments trade in the OTC market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

franklintempleton.com	Annual Report	29

FRANKLIN MUTUAL SERIES FUNDS

NOTES TO FINANCIAL STATEMENTS

Franklin Mutual Global Discovery Fund (continued)

1. Organization and Significant Accounting Policies (continued)

a.   Financial Instrument Valuation (continued)

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every Fund’s business day. Occasionally, events occur between the time at which trading in a foreign security is completed and 4 p.m. Eastern time that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at 4 p.m. Eastern time. In order to minimize the potential for these differences, the VC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the Fund’s NAV is not calculated, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b.   Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c.   Derivative Financial Instruments

The Fund invested in derivative financial instruments in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown in the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

Derivative counterparty credit risk is managed through a formal evaluation of the creditworthiness of all potential counterparties. The Fund attempts to reduce its exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain

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NOTES TO FINANCIAL STATEMENTS

Franklin Mutual Global Discovery Fund (continued)

counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, or early termination. Termination events applicable to the counterparty include certain deteriorations in the credit quality of the counterparty. Termination events applicable to the Fund include failure of the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA master agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. However, absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement. At December 31, 2019, the Fund had OTC derivatives in a net liability position of $36,235,979 and the aggregate value of collateral pledged for such contracts was $30,030,901.

Collateral requirements differ by type of derivative. Collateral or initial margin requirements are set by the broker or exchange clearing house for exchange traded and centrally cleared derivatives. Initial margin deposited is held at the exchange and can be in the form of cash and/or securities. For OTC derivatives traded under an ISDA master agreement, posting of collateral is required by either the Fund or the applicable counterparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of the agreement. Generally, collateral is determined at the close of Fund business each day and any additional collateral required due to changes in derivative values may be delivered by the Fund or the counterparty the next business day, or within a few business days. Collateral pledged and/or received by the Fund for OTC derivatives, if any, is held in segregated accounts with the Fund’s custodian/counterparty broker and can be in the form of cash and/or securities. Unrestricted cash may be invested according to the Fund’s investment objectives. To the extent that the amounts due to the Fund from its counterparties are not subject to collateralization or are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance.

The Fund entered into exchange traded futures contracts primarily to manage exposure to certain foreign currencies. A futures contract is an agreement between the Fund and a counterparty to buy or sell an asset at a specified price on a future date. Required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable in the Statement of Assets and Liabilities.

The Fund entered into OTC forward exchange contracts primarily to manage exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

See Note 11 regarding other derivative information.

d.   Securities Sold Short

The Fund is engaged in selling securities short, which obligates the Fund to replace a borrowed security with the same security at current fair value. The Fund incurs a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a gain if the price of the security declines between those dates. Gains are limited to the price at which the Fund sold the security short, while losses are potentially unlimited in size.

The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale to the extent necessary to meet margin requirements until the short position is closed out. A deposit must also be maintained with the Fund’s custodian/counterparty broker consisting of cash and/or securities having a value equal to a specified percentage of the value of the securities sold short. The Fund is obligated to pay fees for borrowing the securities sold short and is required to pay the counterparty any dividends and/or interest due on securities sold short. Such dividends and/or interest and any security borrowing fees are recorded as an expense to the Fund.

e.   Securities Lending

The Fund participates in an agency based securities lending program to earn additional income. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the fair value of the loaned securities. Collateral is maintained over the life of the loan in an amount

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NOTES TO FINANCIAL STATEMENTS

Franklin Mutual Global Discovery Fund (continued)

1. Organization and Significant Accounting Policies (continued)

e.   Securities Lending (continued)

not less than 100% of the fair value of loaned securities, as determined at the close of Fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is deposited into a joint cash account with other funds and is used to invest in a money market fund managed by Franklin Advisers, Inc., an affiliate of the Fund, and/or a joint repurchase agreement. The Fund may receive income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. Income from securities loaned, net of fees paid to the securities lending agent and/or third-party vendor, is reported separately in the Statement of Operations. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. If the borrower defaults on its obligation to return the securities loaned, the Fund has the right to repurchase the securities in the open market using the collateral received. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower. At December 31, 2019, the Fund had no securities on loan.

f.   Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

As a result of several court cases, in certain countries across the European Union, the Fund filed additional tax reclaims for previously withheld taxes on dividends earned in those countries (EU reclaims). These additional filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the European Union, as well as a number of related judicial proceedings. Income recognized, if any, for EU reclaims is reflected as other income in the Statement of Operations and any related receivable, if any, is reflected as European Union tax reclaims in the Statement of Assets and Liabilities. When uncertainty exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these EU reclaims, and the potential timing of payment, no amounts are reflected in the financial statements. For U.S. income tax purposes, EU reclaims received by the Fund, if any, reduce the amounts of foreign taxes Fund shareholders can use as tax credits in their individual income tax returns.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of December 31, 2019, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on the statute of limitations in each jurisdiction in which the Fund invests.

g.   Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income and dividends declared on securities sold short are recorded on the ex-dividend date except for certain dividends from securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect

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Franklin Mutual Global Discovery Fund (continued)

their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust or based on the ratio of number of shareholders of each Fund to the combined number of shareholders of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, excluding class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses.

h.  Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

i.  Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2.  Shares of Beneficial Interest

At December 31, 2019, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,

	2019		2018

	Shares	Amount	Shares	Amount

Class Z Shares:

Shares sold	12,263,198	$369,164,159	23,075,260	$743,381,791

Shares issued in reinvestment of distributions	10,621,505	326,481,046	12,874,929	339,549,151

Shares redeemed	(47,272,140)	(1,429,247,919)	(66,928,248)	(2,098,976,766)

Net increase (decrease)	(24,387,437)	$(733,602,714)	(30,978,059)	$(1,016,045,824)

Class A Shares:

Shares sold[a]	17,462,220	$518,262,717	39,540,409	$1,238,132,295

Shares issued in reinvestment of distributions	17,190,278	516,611,982	19,765,773	510,690,925

Shares redeemed	(66,274,047)	(1,965,982,067)	(77,371,791)	(2,405,204,953)

Net increase (decrease)	(31,621,549)	$(931,107,368)	(18,065,609)	$(656,381,733)

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Franklin Mutual Global Discovery Fund (continued)

2.  Shares of Beneficial Interest (continued)

	Year Ended December 31,

	2019		2018

	Shares	Amount	Shares	Amount

Class C Shares:

Shares sold	1,771,751	$52,145,801	3,686,938	$114,177,734

Shares issued in reinvestment of distributions	1,728,177	51,590,928	2,158,214	55,791,403

Shares redeemed[a]	(15,014,827)	(443,347,565)	(43,253,998)	(1,334,137,167)

Net increase (decrease)	(11,514,899)	$(339,610,836)	(37,408,846)	$(1,164,168,030)

Class R Shares:

Shares sold	673,375	$19,591,339	952,638	$29,475,566

Shares issued in reinvestment of distributions	571,874	16,917,190	699,971	17,846,355

Shares redeemed	(3,452,518)	(100,959,313)	(3,807,349)	(118,270,592)

Net increase (decrease)	(2,207,269)	$(64,450,784)	(2,154,740)	$(70,948,671)

Class R6 Shares:

Shares sold	5,767,180	$173,953,547	12,000,653	$384,806,245

Shares issued in reinvestment of distributions	2,704,420	83,110,071	3,572,465	94,139,840

Shares redeemed	(19,752,108)	(596,513,683)	(31,266,192)	(1,005,274,787)

Net increase (decrease)	(11,280,508)	$(339,450,065)	(15,693,074)	$(526,328,702)

aMay include a portion of Class C shares that were automatically converted to Class A.

3.  Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation

Franklin Mutual Advisers, LLC (Franklin Mutual)	Investment manager

Franklin Templeton Services, LLC (FT Services)	Administrative manager

Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter

Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

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NOTES TO FINANCIAL STATEMENTS

Franklin Mutual Global Discovery Fund (continued)

a.  Management Fees

The Fund pays an investment management fee to Franklin Mutual based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets

0.875%	Up to and including $4 billion

0.845%	Over $4 billion, up to and including $7 billion

0.825%	Over $7 billion, up to and including $10 billion

0.805%	Over $10 billion, up to and including $13 billion

0.785%	Over $13 billion, up to and including $16 billion

0.765%	Over $16 billion, up to and including $19 billion

0.745%	Over $19 billion, up to and including $22 billion

0.725%	Over $22 billion, up to and including $25 billion

0.705%	Over $25 billion, up to and including $28 billion

0.685%	In excess of $28 billion

For the year ended December 31, 2019, the gross effective investment management fee rate was 0.831% of the Fund’s average daily net assets.

b.  Administrative Fees

Under an agreement with Franklin Mutual, FT Services provides administrative services to the Fund. The fee is paid by Franklin Mutual based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c.  Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class Z and Class R6 shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund’s Class C and R compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate for each class. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.35%

Class C	1.00%

Class R	0.50%

The Board has set the current rate at 0.25% per year for Class A shares until further notice and approval by the Board.

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FRANKLIN MUTUAL SERIES FUNDS

NOTES TO FINANCIAL STATEMENTS

Franklin Mutual Global Discovery Fund (continued)

3. Transactions with Affiliates (continued)

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the year:

Sales charges retained net of commissions paid to unaffiliated brokers/dealers	$554,224
CDSC retained	$48,615

e.   Transfer Agent Fees

Each class of shares pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations. The fees are based on an annualized asset based fee of 0.02% plus a transaction based fee. In addition, each class reimburses Investor Services for out of pocket expenses incurred and, except for Class R6 reimburses shareholder servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the year ended December 31, 2019, the Fund paid transfer agent fees of $18,207,379, of which $7,566,749 was retained by Investor Services.

f.   Investments in Affiliated Management Investment Companies

The Fund invests in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment companies, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. During the year ended December 31, 2019, the Fund held investments in affiliated management investment companies as follows:

	Value at Beginning of Year	Purchases	Sales	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value at End of Year		Number of Shares Held at End of Year	Income from securities loaned
Non-Controlled Affiliates
Institutional Fiduciary Trust Money Market Portfolio, 1.26%	$—	$200,368,000	$(200,368,000)	$ —	$ —	$—	[a]	—	$82,368

aAs of December 31, 2019, no longer held by the Fund.

g.   Waiver and Expense Reimbursements

Investor Services has contractually agreed in advance to waive or limit its fees so that the Class R6 transfer agent fees do not exceed 0.02% based on the average net assets of the class until April 30, 2020.

h.   Interfund Transactions

The Fund engaged in purchases and sales of investments with funds or other accounts that have common investment managers (or affiliated investment managers), directors, trustees or officers. During the year ended December 31, 2019, these purchase and sale transactions aggregated $0 and $36,197,808, respectively.

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NOTES TO FINANCIAL STATEMENTS

Franklin Mutual Global Discovery Fund (continued)

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2019, the custodian fees were reduced as noted in the Statement of Operations.

5. Independent Trustees’ Retirement Plan

On January 1, 1993, the Trust adopted an Independent Trustees’ Retirement Plan (Plan). The Plan is an unfunded defined benefit plan that provides benefit payments to Trustees whose length of service and retirement age meets the eligibility requirements of the Plan. Benefits under the Plan are based on years of service and fees paid to each trustee at the time of retirement. Effective in December 1996, the Plan was closed to new participants.

During the year ended December 31, 2019, the Fund’s projected benefit obligation and benefit payments under the Plan were as follows:

[a]Projected benefit obligation at December 31, 2019	$1,158,979
[b]Increase in projected benefit obligation	$124,089
Benefit payments made to retired trustees	$(20,192)

aThe projected benefit obligation is included in trustees’ fees and expenses in the Statement of Assets and Liabilities.

bThe increase in projected benefit obligation is included in trustees’ fees and expenses in the Statement of Operations.

6. Income Taxes

The tax character of distributions paid during the years ended December 31, 2019 and 2018, was as follows:

	2019	2018
Distributions paid from:
Ordinary income	$355,756,491	$484,685,209
Long term capital gain	696,539,829	590,306,974

	$1,052,296,320	$1,074,992,183

At December 31, 2019, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

Cost of investments	$11,941,686,015

Unrealized appreciation	$4,091,134,419
Unrealized depreciation	(859,912,150)

Net unrealized appreciation (depreciation)	$3,231,222,269

Distributable earnings:
Undistributed ordinary income	$32,026,024
Undistributed long term capital gains	46,033,838

Total distributable earnings	$78,059,862

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatment of foreign currency transactions.

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FRANKLIN MUTUAL SERIES FUNDS

NOTES TO FINANCIAL STATEMENTS

Franklin Mutual Global Discovery Fund (continued)

6.  Income Taxes (continued)

The Fund utilized a tax accounting practice to treat a portion of the proceeds from capital shares redeemed as a distribution from realized capital gains.

7.  Investment Transactions

Purchases and sales of investments (excluding short term securities and securities sold short) for the year ended December 31, 2019, aggregated $2,102,139,834 and $5,211,927,979, respectively.

8.  Credit Risk and Defaulted Securities

The Fund may purchase the pre-default or defaulted debt of distressed companies. Distressed companies are financially troubled and could be or are already involved in financial restructuring or bankruptcy. Risks associated with purchasing these securities include the possibility that the bankruptcy or other restructuring process takes longer than expected, or that distributions in restructuring are less than anticipated, either or both of which may result in unfavorable consequences to the Fund. If it becomes probable that the income on debt securities, including those of distressed companies, will not be collected, the Fund discontinues accruing income and recognizes an adjustment for uncollectible interest.

At December 31, 2019, the Fund did not hold any distressed company securities for which interest recognition has been discontinued.

9.  Concentration of Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local, regional and global economic, political and social conditions, which may result in greater market volatility. Current political and financial uncertainty surrounding the European Union may increase market volatility and the economic risk of investing in securities in Europe. In addition, certain foreign securities may not be as liquid as U.S. securities.

10.  Restricted Securities

The Fund invests in securities that are restricted under the Securities Act of 1933 (1933 Act). Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.

At December 31, 2019, investments in restricted securities, excluding securities exempt from registration under the 1933 Act, were as follows:

Shares	Issuer	Acquisition Date	Cost	Value

3,819,425	International Automotive Components Group Brazil LLC, (Value is 0.0%† of Net Assets)	4/13/06 - 12/26/08	$2,536,498	$138,645

†Rounds to less than 0.1% of net assets.

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NOTES TO FINANCIAL STATEMENTS

Franklin Mutual Global Discovery Fund (continued)

11. Other Derivative Information

At December 31, 2019, investments in derivative contracts are reflected in the Statement of Assets and Liabilities as follows:

	Asset Derivatives		Liability Derivatives

Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value

Foreign exchange contracts	Variation margin on futures contracts	$—	Variation margin on futures contracts	$11,970,851	[a]

	Unrealized appreciation on OTC forward exchange contracts	1,711,088	Unrealized depreciation on OTC forward exchange contracts	37,947,067

Totals		$1,711,088		$49,917,918

aThis amount reflects the cumulative appreciation (depreciation) of futures contracts as reported in the Statement of Investments. Only the variation margin receivable/ payable at year end is separately reported within the Statement of Assets and Liabilities. Prior variation margin movements were recorded to cash upon receipt or payment.

For the year ended December 31, 2019, the effect of derivative contracts in the Statement of Operations was as follows:

Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Operations Location	Net Realized Gain (Loss) for the Year	Statement of Operations Location	Net Change in Unrealized Appreciation (Depreciation) for the Year

	Net realized gain (loss) from:		Net change in unrealized appreciation (depreciation) on:

Foreign exchange contracts	Forward exchange contracts	$138,441,749	Forward exchange contracts	$(68,504,004)

	Futures contracts	58,028,854	Futures contracts	(12,957,028)

Totals		$196,470,603		$(81,461,032)

For the year ended December 31, 2019, the average month end notional amount of futures contracts represented $1,408,222,955. The average month end contract value of forward exchange contracts was $2,158,919,843.

See Note 1(c) regarding derivative financial instruments.

12.   Holdings of 5% Voting Securities of Portfolio Companies

The 1940 Act defines “affiliated companies” to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. During the year ended December 31, 2019, investments in “affiliated companies” were as follows:

Name of Issuer	Value at Beginning of Year	Purchases	Sales	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value at End of Year		Number of Shares Held at End of Year	Dividend Income
Non-Controlled Affiliates
International Automotive Components Group North America LLC (Value is —% of Net Assets)	$4,230,537	$—	$(5,288,170)	$(23,807,201)	$24,864,834	$—	[a]	—	$—

aAs of December 31, 2019, no longer held by the Fund.

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FRANKLIN MUTUAL SERIES FUNDS

NOTES TO FINANCIAL STATEMENTS

Franklin Mutual Global Discovery Fund (continued)

13.   Upcoming Acquisitions/Reorganization

On July 16, 2019, the Board approved a proposal to reorganize Franklin Mutual International Fund (Acquired Fund) with and into the Fund (Surviving Fund). On December 6, 2019, shareholders of the Acquired Fund approved the proposal. Upon completion of the reorganization on or about February 21, 2020, assets in the Acquired Fund will be transferred into the Surviving Fund.

14.   Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matured on February 7, 2020. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Effective February 7, 2020, the Borrowers renewed the Global Credit Facility for a one year term, maturing February 5, 2021, for a total of $2 billion.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the year ended December 31, 2019, the Fund did not use the Global Credit Facility.

15.   Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments

•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

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FRANKLIN MUTUAL SERIES FUNDS

NOTES TO FINANCIAL STATEMENTS

Franklin Mutual Global Discovery Fund (continued)

A summary of inputs used as of December 31, 2019, in valuing the Fund’s assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total

Assets:
Investments in Securities:[a]
Equity Investments:[b]
Auto Components	$—	$—	$138,645	$138,645
Machinery	63,724,242	80,570,951	—	144,295,193
Media	444,648,874	—	638,237	445,287,111
All Other Equity Investments	14,153,992,881	—	—	14,153,992,881
Corporate Notes	—	122,730,096	—	122,730,096
Companies in Liquidation	—	—	78,279[c]	78,279
Short Term Investments	352,789,821	58,500,000	—	411,289,821

Total Investments in Securities	$15,015,155,818	$261,801,047	$855,161	$15,277,812,026

Other Financial Instruments:
Forward Exchange Contracts	$—	$1,711,088	$—	$1,711,088

Liabilities:
Other Financial Instruments:
Securities Sold Short[a]	$56,724,656	$—	$—	$56,724,656
Futures Contracts	11,970,851	—	—	11,970,851
Forward Exchange Contracts	—	37,947,067	—	37,947,067

Total Other Financial Instruments	$68,695,507	$37,947,067	$—	$106,642,574

aFor detailed categories, see the accompanying Statement of Investments.

bIncludes common and preferred stocks as well as other equity interests.

cIncludes securities determined to have no value at December 31, 2019.

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 financial instruments at the beginning and/or end of the year.

16.   Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure other than those already disclosed in the financial statements.

Abbreviations

Counterparty		Currency		Selected Portfolio

BOFA	Bank of America Corp.	EUR	Euro	ADR	American Depositary Receipt

HSBK	HSBC Bank PLC	GBP	British Pound	FHLB	Federal Home Loan Bank

SSBT	State Street Bank and Trust Co., N.A.	USD	United States Dollar

UBSW	UBS AG

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FRANKLIN MUTUAL SERIES FUNDS

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Franklin Mutual Series Funds and Shareholders of Franklin Mutual Global Discovery Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Franklin Mutual Global Discovery Fund (the “Fund”) (one of the funds constituting Franklin Mutual Series Funds), including the schedule of investments, as of December 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of Franklin Mutual Global Discovery Fund (one of the funds constituting Franklin Mutual Series Funds) at December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Franklin investment companies since 1987.

Boston, Massachusetts

February 21, 2020

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Franklin Mutual Global Discovery Fund

Tax Information (unaudited)

Under Section 852(b)(3)(C) of the Internal Revenue Code, the Fund hereby reports the maximum amount allowable but no less than $778,210,889 as a long term capital gain dividend for the fiscal year ended December 31, 2019.

Under Section 871(k)(2)(C) of the Internal Revenue Code, the Fund hereby reports the maximum amount allowable but no less than $51,805,373 as a short term capital gain dividend for purposes of the tax imposed under Section 871(a)(1)(A) of the Internal Revenue Code for the fiscal year ended December 31, 2019.

Under Section 854(b)(1)(A) of the Internal Revenue Code, the Fund hereby reports 49.26% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2019.

Under Section 854(b)(1)(B) of the Internal Revenue Code, the Fund hereby reports the maximum amount allowable but no less than $402,701,435 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Internal Revenue Code for the fiscal year ended December 31, 2019. Distributions, including qualified dividend income, paid during calendar year 2019 will be reported to shareholders on Form 1099-DIV by mid-February 2020. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

Under Section 871(k)(1)(C) of the Internal Revenue Code, the Fund hereby reports the maximum amount allowable but no less than $29,006,943 as interest related dividends for purposes of the tax imposed under Section 871(a)(1)(A) of the Internal Revenue Code for the fiscal year ended December 31, 2019.

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FRANKLIN MUTUAL SERIES FUNDS

Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during at least the past five years and number of U.S. registered portfolios overseen in the Franklin Templeton fund complex, are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Independent Board Members

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
Edward I. Altman, Ph.D. (1941) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2716	Trustee	Since 1987	12	None

Principal Occupation During at Least the Past 5 Years:
Max L. Heine Professor of Finance, Emeritus and Director of The Credit and Debt Markets Research Program, Salomon Center, Stern School of Business, New York University; editor and author of numerous financial publications; financial consultant; an adviser to numerous financial and publishing organizations; and formerly, Vice Director, Salomon Center, Stern School of Business, New York University.

Ann Torre Bates (1958) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2716	Trustee and Chairperson	Trustee since 1995 and Chairperson since January 2020	33	Ares Capital Corporation (specialty finance company) (2010-present), United Natural Foods, Inc. (distributor of natural, organic and specialty foods) (2013-present), Allied Capital Corporation (financial services) (2003-2010), SLM Corporation (Sallie Mae) (1997-2014) and Navient Corporation (loan management, servicing and asset recovery) (2014-2016).

Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Executive Vice President and Chief Financial Officer, NHP Incorporated (manager of multifamily housing) (1995-1997); and Vice President and Treasurer, US Airways, Inc. (until 1995).

Burton J. Greenwald (1929) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2716	Trustee	Since 2002	12	Franklin Templeton Emerging Markets Debt Opportunities Fund PLC (1999-present) and Fiduciary International Ireland Limited (1999-2015).

Principal Occupation During at Least the Past 5 Years:
Managing Director, B.J. Greenwald Associates (management consultants to the financial services industry); and formerly, Chairman, Fiduciary Trust International Funds; Executive Vice President, L.F. Rothschild Fund Management, Inc.; President and Director, Merit Mutual Funds; President, Underwriting Division and Director, National Securities & Research Corporation; Governor, Investment Company Institute; and Chairman, ICI Public Information Committee.

Jan Hopkins Trachtman (1947) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2716	Trustee	Since 2009	12	FinTech Acquisition Corp. III (special purpose fintech acquisition company) (2018-present)

Principal Occupation During at Least the Past 5 Years:
President and Founder, The Jan Hopkins Group (communications consulting firm); serves on Alumni Advisory Board of Knight Bagehot Fellowship; and formerly, President, Economic Club of New York (2007-2015); Anchor/Correspondent, CNN Financial News (until 2003); Managing Director and Head of Client Communications, Citigroup Private Bank (until 2005); Off-Air reporter, ABC News’ World News Tonight; and Editor, CBS Network News.

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Independent Board Members (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Keith Mitchell (1954) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2716	Trustee	Since 2009	12	None

Principal Occupation During at Least the Past 5 Years:
Director of various boards of asset management firms; and formerly, Managing Member, Mitchell, Hartley & Bechtel Advisers, LLC (formerly, Mitchell Advisers, LLC) (advisory firm) (2003-2015) and Managing Director, Putman Lovell NBF.

David W. Niemiec (1949) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2716	Trustee	Since 2015	33	Hess Midstream LP (oil and gas midstream infrastructure) (2017-present).

Principal Occupation During at Least the Past 5 Years:
Advisor, Saratoga Partners (private equity fund); and formerly, Managing Director, Saratoga Partners (1998-2001) and SBC Warburg Dillon Read (investment banking) (1997-1998); Vice Chairman, Dillon, Read & Co. Inc. (investment banking) (1991-1997); and Chief Financial Officer, Dillon, Read & Co. Inc. (1982-1997).

Charles Rubens II (1930) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2716	Trustee	Since 1998	12	None

Principal Occupation During at Least the Past 5 Years:
Private investor and president of non-profit organizations; and formerly, an executive of Time, Inc.; and Trustee of Colorado College.

Robert E. Wade (1946) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2716	Trustee	Since 1991	33	El Oro Ltd (investments) (2003-2019).

Principal Occupation During at Least the Past 5 Years:
Attorney at law engaged in private practice as a sole practitioner (1972-2008) and member of various boards.

Gregory H. Williams (1943) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2716	Trustee	Since 2015	12	None

Principal Occupation During at Least the Past 5 Years:
Private investor; Consultant; and formerly, President, University of Cincinnati (2009-2012); President, The City College of New York (2001-2009); Dean, College of Law, Ohio State University (1993-2001); and Associate Vice President, Academic Affairs and Professor of Law, University of Iowa (1977-1993).

Interested Board Members and Officers

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

**Gregory E. Johnson (1961) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2007	144	None

Principal Occupation During at Least the Past 5 Years:
Chairman of the Board, Member – Office of the Chairman, Director and Chief Executive Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 39 of the investment companies in Franklin Templeton; Vice Chairman, Investment Company Institute; and formerly, President, Franklin Resources, Inc. (1994-2015).

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FRANKLIN MUTUAL SERIES FUNDS

Interested Board Members and Officers (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

**Peter A. Langerman (1955) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2716	Trustee, President, and Chief Executive Officer – Investment Management	Trustee since 2007, President, and Chief Executive Officer – Investment Management since 2005	7	None

Principal Occupation During at Least the Past 5 Years:
Chairman of the Board, Chief Executive Officer and President, Franklin Mutual Advisers, LLC; and officer and/or director, as the case may be, of three of the investment companies in Franklin Templeton.

Alison E. Baur (1964) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2012	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Deputy General Counsel, Franklin Templeton; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 41 of the investment companies in Franklin Templeton.

Breda M. Beckerle (1958) 280 Park Avenue New York, NY 10017	Interim Chief Compliance Officer	Since January 2020	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Chief Compliance Officer, Fiduciary Investment Management International, Inc., Franklin Advisers, Inc., Franklin Advisory Services, LLC, Franklin Mutual Advisers, LLC, Franklin Templeton Institutional, LLC; and officer of 41 of the investment companies in Franklin Templeton.

Steven J. Gray (1955) One Franklin Parkway San Mateo, CA 94403-1906	Vice President and Secretary	Vice President since 2009 and Secretary since 2005	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton; Vice President, Franklin Templeton Distributors, Inc. and FASA, LLC; and officer of 41 of the investment companies in Franklin Templeton.

Matthew T. Hinkle (1971) One Franklin Parkway San Mateo, CA 94403-1906	Chief Executive Officer – Finance and Administration	Since 2017	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Templeton Services, LLC; officer of 41 of the investment companies in Franklin Templeton; and formerly, Vice President, Global Tax (2012-April 2017) and Treasurer/Assistant Treasurer, Franklin Templeton (2009-2017).

Robert G. Kubilis (1973) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Chief Financial Officer, Chief Accounting Officer and Treasurer	Since 2012	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Treasurer, U.S. Fund Administration & Reporting; and officer of 15 of the investment companies in Franklin Templeton.

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Interested Board Members and Officers (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Robert Lim (1948) One Franklin Parkway San Mateo, CA 94403-1906	Vice President – AML Compliance	Since 2016	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Vice President, Franklin Templeton Companies, LLC; Chief Compliance Officer, Franklin Templeton Distributors, Inc. and Franklin Templeton Investor Services, LLC; and officer of 44 of the investment companies in Franklin Templeton Investments.

Navid J. Tofigh (1972) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2015	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Associate General Counsel; and officer of 41 of the investment companies in Franklin Templeton.

Craig S. Tyle (1960) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2005	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
General Counsel and Executive Vice President, Franklin Resources, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 41 of the investment companies in Franklin Templeton.

Lori A. Weber (1964) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Vice President	Since 2011	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton; Assistant Secretary, Franklin Resources, Inc.; Vice President and Secretary, Templeton Investment Counsel, LLC; and officer of 41 of the investment companies in Franklin Templeton.

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FRANKLIN MUTUAL SERIES FUNDS

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton fund complex. These portfolios have a common investment manager or affiliated investment managers.

**Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Franklin Resources, Inc. (Resources), which is the parent company of the Fund’s investment manager and distributor. Peter A. Langerman is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer of Franklin Mutual Advisers, LLC, which is the Fund’s investment manager.

Note 1: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the U.S. Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund’s Board has determined that there is at least one such financial expert on the Audit Committee and has designated each of Edward I. Altman, Ph.D., Ann Torre Bates and David W. Niemiec as an audit committee financial expert. The Board believes that Messrs. Altman and Niemiec and Ms. Bates qualify as such an expert in view of their extensive business background and experience. Mr. Altman has served as a member of the Fund Audit Committee since 1987. He currently serves as a Max L. Hine Professor of Finance, Emeritus and Director of The Credit and Debt Markets Research Program, Salomon Center, Stern School of Business, New York University. Ms. Bates has served as a member of the Fund Audit Committee since 1995. She currently serves as a director of Ares Capital Corporation (2010-present) and United Natural Foods, Inc. (2013-present) and was formerly a director of Navient Corporation from 2014 to 2016, SLM Corporation from 1997 to 2014 and Allied Capital Corporation from 2003 to 2010, Executive Vice President and Chief Financial Officer of NHP Incorporated from 1995 to 1997 and Vice President and Treasurer of US Airways, Inc. until 1995. Mr. Niemiec has served as a member of the Fund Audit Committee since 2015, currently serves as an Advisor to Saratoga Partners and was formerly its Managing Director from 1998 to 2001 and serves as a director of Hess Midstream LP (2017-present). Mr. Niemiec was formerly a director of Emeritus Corporation from 1999 to 2010 and OSI Pharmaceuticals, Inc. from 2006 to 2010, Managing Director of SBC Warburg Dillon Read from 1997 to 1998, and was Vice Chairman from 1991 to 1997 and Chief Financial Officer from 1982 to 1997 of Dillon, Read & Co. Inc. As a result of such background and experience, the Board believes that Messrs. Altman and Niemiec and Ms. Bates have each acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Messrs. Altman and Niemiec and Ms. Bates are independent Board members as that term is defined under the applicable U.S. Securities and Exchange Commission Rules and Releases.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request. Shareholders may call (800) DIAL BEN/342-5236 to request the SAI.

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FRANKLIN MUTUAL SERIES FUNDS

FRANKLIN MUTUAL GLOBAL DISCOVERY FUND

Shareholder Information

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust, on behalf of the Fund, files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year as an exhibit to its report on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive the Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

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Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

Annual Report and Shareholder Letter Franklin Mutual Global Discovery Fund

Investment Manager	Distributor	Shareholder Services
Franklin Mutual Advisers, LLC	Franklin Templeton Distributors, Inc.	(800) 632-2301 - (Class A, C, R &
	(800) DIAL BEN® / 342-5236	R6)
	franklintempleton.com	(800) 448-FUND - (Class Z)

© 2020 Franklin Templeton Investments. All rights reserved.	477 A 02/20

    Sign up for electronic delivery at franklintempleton.com/edelivery

Internet Delivery of Fund Reports Unless You Request Paper Copies: Effective January 1, 2021, as permitted by the SEC, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request them from the Fund or your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you have not signed up for electronic delivery, we would encourage you to join fellow shareholders who have. You may elect to receive shareholder reports and other communications electronically from the Fund by calling (800) 632-2301 or by contacting your financial intermediary.

You may elect to continue to receive paper copies of all your future shareholder reports free of charge by contacting your financial intermediary or, if you invest directly with a Fund, calling (800) 632-2301 to let the Fund know of your request. Your election to receive reports in paper will apply to all funds held in your account.

FRANKLIN TEMPLETON

Successful investing begins with ambition. And achievement only comes when you reach for it. That’s why we continually strive to deliver better outcomes for investors. No matter what your goals are, our deep, global investment expertise allows us to offer solutions that can help.

During our more than 70 years of experience, we’ve managed through all kinds of markets—up, down and those in between. We’re always preparing for what may come next. It’s because of this, combined with our strength as one of the world’s largest asset managers that we’ve earned the trust of millions of investors around the world.

Dear Franklin Mutual European Fund Shareholder:

As we enter 2020, the factors that lifted stocks to record highs in 2019—accommodative central bank monetary policies and progress on a proposed trade deal between the U.S. and China—continue to be sources of optimism for growth. The near-term threat of recession has eased, with the U.S. economy showing resilience as low unemployment and moderately rising wages have encouraged consumer spending, which has supported the expansion. In contrast, business investment and exports were weak in 2019, but there are nascent signs of increasing industrial activity.

Tariffs, trade battles and geopolitical conflict may continue to dominate headlines in 2020 and account for a disproportionate source of market volatility. The U.S. and China agreed in principle to a phase-one trade agreement in late 2019. However, a re-escalation of the tariff dispute between the world’s two largest economies is not out of the question, as negotiations on a phase-two trade agreement are scheduled to start after the anticipated phase-one signing ceremony in January. There was clarity on Brexit as British voters delivered a resounding election victory to Prime Minister Boris Johnson and his Conservative Party, which should pave the way for a conclusive exit agreement. The terms of U.K. departure, however, must still be finalized. Late in the period, tensions in the Middle East were on the rise, following the death of an American contractor in Iraq in late December and a retaliatory U.S. military strike two days later.

During the period, we took advantage of market turbulence to seek out a larger number of stocks whose risk/reward profiles turned more favorable. Subsequently, we used the market appreciation to exit from or trim select positions that reached or exceeded our estimates of intrinsic value. Market volatility continues to present occasional opportunities in individual stocks, and in certain sectors, notably those considered to be economically sensitive. We continue to focus on situations in which company-specific actions are more important than economic improvement in driving shareholder value.

Valuation is an essential factor in our analysis, and we always ask ourselves if current and potential investments represent an attractive balance of risk and reward. Amid the all-time highs reached by the Standard & Poor’s® 500 Index (S&P 500®) during the period, we maintained our focus on individual securities and the prospects for each business in the context of its valuation and the backdrop of potential political and economic risks.

We continue to adhere to a bottom-up stock selection process that is disciplined, driven by rigorous fundamental analysis, and that attempts to limit downside risk. In our view, actively investing in underappreciated and misunderstood companies with identifiable catalysts for unlocking shareholder value can offer meaningful upside potential and a degree of downside protection in periods of financial market turbulence.

We recognize the important role of financial advisors in today’s markets and encourage investors to continue to seek their advice. Amid changing markets and economic conditions, we are confident investors with a well-diversified portfolio and a patient, long-term outlook will be well positioned for the years ahead.

On the following pages, the Fund’s portfolio management team reviews investment decisions that pertain to performance during the past 12 months considering the

Not FDIC Insured | May Lose Value | No Bank Guarantee

franklintempleton.com	Not part of the annual report	1

economic environment and other factors. Please remember all securities markets fluctuate, as do mutual fund share prices.

We thank you for investing with Franklin Templeton, welcome your questions and comments, and look forward to continuing to serve your investment needs in the years ahead.

Sincereiy,

Peter A. Langerman

Chairman, President and Chief Executive Officer

Franklin Mutual Advisers, LLC

This letter reflects our analysis and opinions as of December 31, 2019, unless otherwise indicated. The information is not a complete analysis of every aspect of any market, country, industry, security or fund. Statements of fact are from sources considered reliable.

Visit franklintempleton.com for fund updates, to access your account, or to find helpful financial planning tools.

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ANNUAL REPORT

Franklin Mutual European Fund

This annual report for Franklin Mutual European Fund covers the fiscal year ended December 31, 2019.

Your Fund’s Goal and Main Investments

The Fund seeks capital appreciation, which may occasionally be short term, with income as a secondary goal, by investing at least 80% of its total assets in securities of European companies that we believe are available at market prices less than their intrinsic value. The Fund invests primarily in equity securities, mainly common stocks, with a focus on mid- and large cap companies. To a lesser extent, the Fund also invests in merger arbitrage securities and the debt and equity of distressed companies. The Geographic Composition bar chart on this page lists the leading European countries where the Fund invests.

Performance Overview

The Fund’s Class Z shares posted a +22.28% cumulative total return for the 12 months ended December 31, 2019. For comparison, the Fund’s primary benchmark, the MSCI Europe Index-NR (Local Currency), which tracks equity performance in Europe’s developed markets, posted a +23.75% total return.1 Also for comparison, the Fund’s secondary benchmark, the MSCI Europe Index-NR (USD), posted a +23.77% total return.1 You can find more of the Fund’s performance data in the Performance Summary beginning on page 7.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Economic and Market Overview

Global developed and emerging market stocks, as measured by the MSCI All Country World Index (USD), posted a +27.30% total return during the 12 months ended December 31, 2019.1 Although global economic growth slowed from 2018, interest-rate cuts from many central banks and the easing of trade tensions near period-end

Geographic Composition*

Based on Total Net Assets as of 12/31/19

*Figures are stated as a percentage of total and may not equal 100% or may be negative due to rounding, use of any derivatives, unsettled trades or other factors.

contributed to the generally positive environment for equities worldwide. Reflecting investor optimism and slowing but resilient economic growth, stocks advanced in every major region of the globe.

Growth slowed overall in the eurozone, particularly in Germany and Italy. Germany, which is heavily reliant on exports, was adversely affected by the trade conflict between the U.S. and China and the resulting slowdown in global trade. In Italy, political uncertainty and budget concerns caused the country’s annual gross domestic product (GDP) growth to stall in 2019’s first quarter before modestly improving in the second and third quarters. Despite sluggish economic conditions, European developed market equities, as measured by the MSCI Europe Index-NR (Local

1. Source: Morningstar.

The index is unmanaged and includes reinvestment of any income or distributions. It does not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Net Returns (NR) include income net of tax withholding when dividends are paid.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

The SOI begins on page 16.

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Currency), posted a +23.75% total return for the 12-month period, as easing trade tensions buoyed investor optimism and an electoral victory by the Conservative Party in the U.K. alleviated uncertainty surrounding Brexit.1 Although the European Central Bank left its headline refinancing rate unchanged, it lowered the deposit rate and restarted its bond-buying stimulus program, further supporting stocks.

Investment Strategy

We follow a distinctive value investment approach that combines investments in what we believe are undervalued common stocks with, to a lesser extent, distressed debt investing and merger arbitrage. Our style aims to provide our shareholders with superior risk-adjusted results over time. We employ rigorous, fundamental analysis to find compelling situations. In our opinion, successful investing is as much about assessing risk and containing losses as it is about achieving profits. In choosing investments, we look at the market price of an individual company’s securities relative to our evaluation of its intrinsic value based on factors including book value, cash flow generation, long-term earnings potential and earnings multiples. We may invest in bankrupt or distressed companies if we believe the market overreacted to adverse developments or failed to appreciate positive changes, including restructuring. In addition, it is our practice to hedge the Fund’s currency exposure when we deem it advantageous for our shareholders.

What is meant by “hedge”?

To hedge an investment is to take a position intended to offset potential losses that may be incurred by a companion financial instrument. Hedging an investment may also offset potential gains.

Manager’s Discussion

The end of a decade is a natural time for reflection about the years that have just passed and to look ahead to what the next 10 might have in store. Across Wall Street, we see many prognostications, and while we are not in the forecasting business, we do allow ourselves to think about investment opportunities over such an extended time period. But experience has taught us that while trying to predict the exact course of markets and/or economic and political events that will drive them may be fun, it is not all that useful.

As 2010 began, the global economy was still recovering from the Global Financial Crisis. The U.S. government owned significant portions of the banking and automotive sectors. The Fed had already started quantitative easing (QE), with QE 2 and QE 3 still to come. In Europe, concerns about

Top 10 Sectors/Industries

Based on Equity Securities as of 12/31/19

% of Total Net Assets

Insurance	11.2%

Banks	10.7%

Oil, Gas & Consumable Fuels	8.7%

Pharmaceuticals	6.8%

Diversified Telecommunication Services	6.0%

Construction Materials	5.9%

Trading Companies & Distributors	5.1%

Machinery	5.1%

Auto Components	4.8%

Automobiles	3.1%

Greece’s finances were emerging, and in China the effects of 2009’s massive stimulus programs were starting to take hold.

Over the subsequent years we saw ongoing, global QE, culminating in trillions of dollars of debt yielding negative interest rates. The European Union (EU) was in continuous upheaval, with Greece threatening to leave, but eventually staying in the eurozone; the U.K. pursuing and achieving Brexit; and ongoing strain between core members Germany, France, Italy and Spain. In the U.S., average annual economic growth was restrained and finished the decade below 2%, trailing the minimum 3% expectation of prior decades. Strong corporate profits and lower corporate tax rates were bright spots.

Equity markets delivered a very good decade—one of the best in history—with the MSCI Europe Index-NR (Local Currency) posting an average annual total return of +7.20%.1 During the decade, Franklin Mutual European Fund, Class Z posted an average annual total return of +5.89%, a solid absolute return that nonetheless lagged its benchmark above. The Fund’s value strategy, which seeks to identify mispriced securities and limit downside risk, was out of favor in an environment that generally encouraged investors to assume more risk. Conversely, in the prior decade, the Fund’s Class Z shares posted an average annual total return of +9.04%, compared with -0.45% for the MSCI Europe Index-NR (Local Currency).1 Our active investment approach focusing on individual opportunities was more conducive to the prior decade’s greater volatility.

In our view, going forward we expect more political and monetary uncertainty and economic growth in unexpected places. Corporate profits will have good years and bad years. Some industries will be massively disrupted, while

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others will find a way to adjust and prosper, even within the context of artificial intelligence and machine learning. Recent events, such as the coronavirus outbreak, have caused, and may continue to cause, uncertainty and volatility in the Chinese economy, potentially leading to vulnerability in 2020 global growth expectations. As for investment positioning, we intend to avoid forecasts that would lead us to make the Fund’s success dependent on a specific set of outcomes. Rather, we will seek to continue with our time-tested value process and complement it with new tools that enhance our security evaluation and selection process. To that end, we have integrated risk and quantitative portfolio analysis tools that provide us with fresh insights about performance, and help us identify companies and securities that we believe satisfy our investors’ goals of risk-adjusted returns that are not wholly dependent on any one economic or political scenario.

Fund Performance

Turning to Fund performance, top positive contributors included LafargeHolcim, BE Semiconductor and Enel. LafargeHolcim is listed among the Fund’s largest positions in the Top 10 Equity Holdings table on this page.

Investors bid up shares of Switzerland-based LafargeHolcim, the world’s largest cement maker, as the company’s management made progress implementing the long-term strategic plan it presented in 2018, including growing sales, divestments in Asia and deleveraging. LafargeHolcim intends to grow by acquiring smaller cement companies in markets that it considers attractive, primarily Europe and North America, according to the plan. Also, some of the headwinds, notably rising energy costs and poor weather conditions, which hampered performance in 2018, abated in 2019.

The share price of Netherlands-based BE Semiconductor, a producer of integrated semiconductor assembly equipment, improved as a competitive dividend yield and an announcement of a stock buyback program earlier in the period attracted investors. The stock had sold off following the company’s warning about slowing growth and order cancellations, which our analysis indicated were transitory concerns. We closed the position by period-end as it approached our estimate of intrinsic value.

Shares of Italy-based utility Enel rose after the company’s management reported solid first-half financial results. The company expects organic growth to accelerate over the

Top 10 Equity Holdings

12/31/19

Company Sector/Industry, Country	% of Total Net Assets

LafargeHolcim Ltd. Construction Materials, Switzerland	3.9%

GlaxoSmithKline PLC Pharmaceuticals, U.K.	3.8%

Rexel SA Trading Companies & Distributors, France	3.6%

Hellenic Telecommunications Organization SA Diversified Telecommunication Services, Greece	3.4%

Standard Chartered PLC Banks, U.K.	3.3%

Volkswagen AG Automobiles, Germany	3.1%

Royal Dutch Shell PLC Oil, Gas & Consumable Fuels, U.K.	3.1%

Novartis AG Pharmaceuticals, Switzerland	3.0%

Direct Line Insurance Group PLC Insurance, U.K.	3.0%

Cie Generale des Etablissements Michelin SCA Auto Components, France	3.0%

medium term as its investments in renewable energy sources begin to pay off. Enel also expects to benefit from operational efficiencies and reduced costs after refinancing its debt at lower interest rates.

During the period under review, Fund investments that detracted from performance included Vossloh, Allied Irish Bank Group2 and Saras.

Shares of Vossloh, a Germany-based railroad infrastructure manufacturer that supplies global rail markets, declined in April after the company announced its performance program aimed at improving profitability. The program called for a 5% workforce reduction and divestment from unprofitable businesses.

The stock of Ireland-based Allied Irish Bank Group declined after the company reported weaker-than-anticipated earnings and higher expenses. The bank has a strong capital ratio and has been reducing the number of non-performing loans on its balance sheet, both of which are positive for the stock, in our view.

2. Listed as AIB Group in the SOI.

See www.franklintempletondatasources.com for additional data provider information.

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Shares of Saras, an Italy-based, diversified energy provider, after reaching a one-year low in June 2019, were lifted through October by stronger refinery margins and earnings. However, the company’s stock sold off late in 2019 on reports of weakening margins in its oil refining segment.

During the period, the Fund held currency forwards and futures seeking to hedge most of the currency risk of the portfolio’s non-U.S. dollar investments. The hedges had a modestly positive overall impact on the Fund’s performance.

What is a currency forward?

A currency forward is a direct agreement between the Fund and a counterparty to buy or sell a foreign currency in exchange for another currency at a specific exchange rate on a future date.

What is a future?

A future is an agreement between the Fund and a counterparty made through a U.S. or foreign futures exchange to buy or sell an underlying instrument or asset at a specific price on a future date.

As fellow shareholders, we found recent relative performance disappointing, but it is not uncommon for our strategy to diverge from European equity market returns at times. We remain committed to our disciplined, value investment approach as we seek to generate attractive, long-term, risk-adjusted returns for shareholders.

Thank you for your participation in Franklin Mutual European Fund. We look forward to continuing to serve your investment needs.

Katrina Dudley, CFA Co-Portfolio Manager

Mandana Hormozi Co-Portfolio Manager

Todd Ostrow Co-Portfolio Manager

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2019, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

CFA® is a trademark owned by CFA Institute.

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Performance Summary as of December 31, 2019

The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 12/31/19

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 5.50% and the minimum is 0%. Class A: 5.50% maximum initial sales charge. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return[1]	Average Annual Total Return[2]

Z
1-Year	+22.28%	+22.28%

5-Year	+23.94%	+4.39%

10-Year	+77.27%	+5.89%

A3
1-Year	+21.98%	+15.28%

5-Year	+22.40%	+2.96%

10-Year	+72.42%	+5.00%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 9 for Performance Summary footnotes.

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PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

Class Z (1/1/10–12/31/19)

Class A (1/1/10–12/31/19)

See page 9 for Performance Summary footnotes.

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PERFORMANCE SUMMARY

Distributions (1/1/19–12/31/19)

Share Class	Net Investment Income

Z	$0.5770

A	$0.5186

C	$0.3306

R	$0.4797

R6	$0.5973

Total Annual Operating Expenses5

Share Class

Z	1.04%

A	1.29%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Value securities may not increase in price as anticipated or may decline further in value. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments. Because the Fund may invest its assets in companies in a specific region, including Europe, it is subject to greater risks of adverse developments in that region and/or the surrounding regions than a fund that is more broadly diversified geographically. Current political and financial uncertainty surrounding the European Union may increase market volatility and the economic risk of investing in companies in Europe. The Fund’s investments in smaller-company stocks carry an increased risk of price fluctuation, especially over the short term. The Fund’s investments in companies engaged in mergers, reorganizations or liquidations also involve special risks as pending deals may not be completed on time or on favorable terms. The Fund’s prospectus also includes a description of the main investment risks.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

3. Prior to 9/10/18, these shares were offered at a higher initial sales charge of 5.75%, thus actual returns (with sales charges) would have differed. Average annual total returns (with sales charges) have been restated to reflect the current maximum initial sales charge of 5.50%.

4. Source: Morningstar. The MSCI Europe Index-NR (Local Currency and USD) is a market capitalization-weighted index designed to measure equity market performance of developed markets in Europe. The NR or Net Dividends Index reflects the deduction of withholding taxes on reinvested dividends.

5. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

See www.franklintempletondatasources.com for additional data provider information.

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Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)
Share Class	Beginning Account Value 7/1/19	Ending Account Value 12/31/19	Expenses Paid During Period 7/1/19–12/31/191, [2]	Ending Account Value 12/31/19	Expenses Paid During Period 7/1/19–12/31/191, [2]	Net Annualized Expense Ratio[2]

Z	$1,000	$1,091.70	$ 5.38	$1,020.06	$ 5.19	1.02%
A	$1,000	$1,090.50	$ 6.69	$1,018.80	$ 6.46	1.27%
C	$1,000	$1,086.40	$10.62	$1,015.02	$10.26	2.02%
R	$1,000	$1,089.80	$ 8.01	$1,017.54	$ 7.73	1.52%
R6	$1,000	$1,092.20	$ 4.90	$1,020.52	$ 4.74	0.93%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 184/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements, for Class R6.

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Financial Highlights

Franklin Mutual European Fund

	Year Ended December 31,

	2019	2018	2017	2016	2015

Class Z

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$17.89	$20.93	$19.20	$19.48	$20.86

Income from investment operations[a]:

Net investment income[b]	0.54	0.49	0.35	0.63 [c]	0.42

Net realized and unrealized gains (losses)	3.46	(2.80)	1.65	(0.17)	(0.27)

Total from investment operations	4.00	(2.31)	2.00	0.46	0.15

Less distributions from:

Net investment income	(0.58)	(0.73)	(0.27)	(0.47)	(0.46)

Net realized gains	—	—	—	(0.27)	(1.07)

Total distributions	(0.58)	(0.73)	(0.27)	(0.74)	(1.53)

Net asset value, end of year	$21.31	$17.89	$20.93	$19.20	$19.48

Total return	22.28%	(11.12)%	10.45%	2.40%	0.82%

Ratios to average net assets

Expenses[d]	1.04% [e]	1.04% [e,f]	1.04% [e]	1.06% [e,f]	1.05%

Expenses incurred in connection with securities sold short	—%	—% [g]	—%	—%	—% [g]

Net investment income	2.77%	2.38%	1.75%	3.42% [c]	1.93%

Supplemental data

Net assets, end of year (000’s)	$789,012	$958,149	$1,328,622	$1,175,972	$1,355,780

Portfolio turnover rate	12.16%	35.42%	17.33%	16.43%	32.59%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.17 per share related to a nonrecurring distribution. The amount, although initially recorded as dividend income, is subject to recharacterization once the issuer provides information regarding the actual composition of the distribution. Excluding this amount, the ratio of net investment income to average net assets would have been 2.50%.

dIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(d).

eBenefit of expense reduction rounds to less than 0.01%.

fBenefit of waiver and payments by affiliates rounds to less than 0.01%.

gRounds to less than 0.01%.

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FINANCIAL HIGHLIGHTS

Franklin Mutual European Fund (continued)

	Year Ended December 31,
	2019	2018	2017	2016	2015

Class A

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$17.37	$20.33	$18.66	$18.95	$20.33

Income from investment operations[a]:

Net investment income[b]	0.49	0.41	0.31	0.57 [c]	0.35

Net realized and unrealized gains (losses)	3.33	(2.69)	1.58	(0.18)	(0.26)

Total from investment operations	3.82	(2.28)	1.89	0.39	0.09

Less distributions from:

Net investment income	(0.52)	(0.68)	(0.22)	(0.41)	(0.40)

Net realized gains	—	—	—	(0.27)	(1.07)

Total distributions	(0.52)	(0.68)	(0.22)	(0.68)	(1.47)

Net asset value, end of year	$20.67	$17.37	$20.33	$18.66	$18.95

Total return[d]	21.98%	(11.29)%	10.14%	2.12%	0.57%

Ratios to average net assets

Expenses[e]	1.29% [f]	1.29% [f,g]	1.29% [f]	1.31% [f,g]	1.33%

Expenses incurred in connection with securities sold short	—%	—% [h]	—%	—%	—% [h]

Net investment income	2.52%	2.13%	1.50%	3.17% [c]	1.65%

Supplemental data

Net assets, end of year (000’s)	$512,218	$564,038	$714,915	$769,297	$1,033,307

Portfolio turnover rate	12.16%	35.42%	17.33%	16.43%	32.59%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.17 per share related to a nonrecurring distribution. The amount, although initially recorded as dividend income, is subject to recharacterization once the issuer provides information regarding the actual composition of the distribution. Excluding this amount, the ratio of net investment income to average net assets would have been 2.25%.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

eIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(d).

fBenefit of expense reduction rounds to less than 0.01%.

gBenefit of waiver and payments by affiliates rounds to less than 0.01%.

hRounds to less than 0.01%.

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FINANCIAL HIGHLIGHTS

Franklin Mutual European Fund (continued)

	Year Ended December 31,
	2019	2018	2017	2016	2015

Class C

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$17.56	$20.38	$18.70	$18.97	$20.37

Income from investment operations[a]:

Net investment income[b]	0.35	0.29	0.15	0.44 [c]	0.19

Net realized and unrealized gains (losses)	3.35	(2.72)	1.60	(0.19)	(0.25)

Total from investment operations	3.70	(2.43)	1.75	0.25	(0.06)

Less distributions from:

Net investment income	(0.33)	(0.39)	(0.07)	(0.25)	(0.27)

Net realized gains	—	—	—	(0.27)	(1.07)

Total distributions	(0.33)	(0.39)	(0.07)	(0.52)	(1.34)

Net asset value, end of year	$20.93	$17.56	$20.38	$18.70	$18.97

Total return[d]	21.01%	(11.96)%	9.37%	1.32%	(0.16)%

Ratios to average net assets

Expenses[e]	2.04% [f]	2.04% [f,g]	2.04% [f]	2.06% [f,g]	2.05%

Expenses incurred in connection with securities sold short	—%	—% [h]	—%	—%	—% [h]

Net investment income	1.77%	1.38%	0.75%	2.42% [c]	0.93%

Supplemental data

Net assets, end of year (000’s)	$61,743	$78,149	$179,123	$209,196	$291,752

Portfolio turnover rate	12.16%	35.42%	17.33%	16.43%	32.59%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.17 per share related to a nonrecurring distribution. The amount, although initially recorded as dividend income, is subject to recharacterization once the issuer provides information regarding the actual composition of the distribution. Excluding this amount, the ratio of net investment income to average net assets would have been 1.50%.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

eIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(d).

fBenefit of expense reduction rounds to less than 0.01%.

gBenefit of waiver and payments by affiliates rounds to less than 0.01%.

hRounds to less than 0.01%.

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FINANCIAL HIGHLIGHTS

Franklin Mutual European Fund (continued)

	Year Ended December 31,
	2019	2018	2017	2016	2015

Class R

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$17.05	$19.97	$18.35	$18.62	$20.04

Income from investment operations[a]:

Net investment income[b]	0.43	0.35	0.22	0.52 [c]	0.27

Net realized and unrealized gains (losses)	3.27	(2.64)	1.60	(0.18)	(0.23)

Total from investment operations	3.70	(2.29)	1.82	0.34	0.04

Less distributions from:

Net investment income	(0.48)	(0.63)	(0.20)	(0.34)	(0.39)

Net realized gains	—	—	—	(0.27)	(1.07)

Total distributions	(0.48)	(0.63)	(0.20)	(0.61)	(1.46)

Net asset value, end of year	$20.27	$17.05	$19.97	$18.35	$18.62

Total return	21.70%	(11.54)%	9.92%	1.86%	0.37%

Ratios to average net assets

Expenses[d]	1.54% [e]	1.54% [e,f]	1.54% [e]	1.56% [e,f]	1.55%

Expenses incurred in connection with securities sold short	—%	—% [g]	—%	—%	—% [g]

Net investment income	2.27%	1.88%	1.25%	2.92% [c]	1.43%

Supplemental data

Net assets, end of year (000’s)	$733	$731	$821	$626	$997

Portfolio turnover rate	12.16%	35.42%	17.33%	16.43%	32.59%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.17 per share related to a nonrecurring distribution. The amount, although initially recorded as dividend income, is subject to recharacterization once the issuer provides information regarding the actual composition of the distribution. Excluding this amount, the ratio of net investment income to average net assets would have been 2.00%.

dIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(d).

eBenefit of expense reduction rounds to less than 0.01%.

fBenefit of waiver and payments by affiliates rounds to less than 0.01%.

gRounds to less than 0.01%.

14	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN MUTUAL SERIES FUNDS

FINANCIAL HIGHLIGHTS

Franklin Mutual European Fund (continued)

	Year Ended December 31,
	2019	2018	2017	2016	2015

Class R6

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$17.87	$20.91	$19.19	$19.47	$20.85

Income from investment operations[a]:

Net investment income[b]	0.69	0.56	0.41	0.66 [c]	0.46

Net realized and unrealized gains (losses)	3.33	(2.85)	1.62	(0.17)	(0.28)

Total from investment operations	4.02	(2.29)	2.03	0.49	0.18

Less distributions from:

Net investment income	(0.60)	(0.75)	(0.31)	(0.50)	(0.49)

Net realized gains	—	—	—	(0.27)	(1.07)

Total distributions	(0.60)	(0.75)	(0.31)	(0.77)	(1.56)

Net asset value, end of year	$21.29	$17.87	$20.91	$19.19	$19.47

Total return	22.35%	(10.94)%	10.63%	2.53%	0.98%

Ratios to average net assets

Expenses before waiver and payments by affiliates[d]	0.94%	0.92%	0.88%	0.89%	0.89%

Expenses net of waiver and payments by affiliates[d]	0.93% [e]	0.91% [e]	0.88% [e]	0.89% [e,f]	0.89%

Expenses incurred in connection with securities sold short	—%	—% [g]	—%	—%	—% [g]

Net investment income	2.88%	2.51%	1.91%	3.59% [c]	2.09%

Supplemental data

Net assets, end of year (000’s)	$44,561	$149,796	$294,660	$311,784	$373,904

Portfolio turnover rate	12.16%	35.42%	17.33%	16.43%	32.59%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.17 per share related to a nonrecurring distribution. The amount, although initially recorded as dividend income, is subject to recharacterization once the issuer provides information regarding the actual composition of the distribution. Excluding this amount, the ratio of net investment income to average net assets would have been 2.67%.

dIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(d).

eBenefit of expense reduction rounds to less than 0.01%.

fBenefit of waiver and payments by affiliates rounds to less than 0.01%.

gRounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	15

FRANKLIN MUTUAL SERIES FUNDS

Statement of Investments, December 31, 2019

Franklin Mutual European Fund

	Country	Shares	Value

Common Stocks 90.7%
Aerospace & Defense 2.4%
BAE Systems PLC	United Kingdom	4,553,139	$34,059,727

Auto Components 3.0%
Cie Generale des Etablissements Michelin SCA	France	342,111	41,857,348

Banks 10.7%
AIB Group PLC	Ireland	3,552,062	12,372,627
Barclays PLC	United Kingdom	9,589,788	22,816,426
ING Groep NV	Netherlands	3,059,161	36,667,280
Standard Chartered PLC	United Kingdom	4,960,260	46,801,946
UniCredit SpA	Italy	2,221,742	32,440,275

			151,098,554

Capital Markets 1.2%
Deutsche Bank AG	Germany	2,148,475	16,665,870

Chemicals 2.7%
BASF SE	Germany	497,440	37,571,473

Commercial Services & Supplies 1.7%
G4S PLC	United Kingdom	8,137,683	23,495,940

Construction Materials 5.9%
HeidelbergCement AG	Germany	389,156	28,349,778
LafargeHolcim Ltd., B	Switzerland	978,029	54,275,986

			82,625,764

Diversified Financial Services 0.5%
[a] M&G PLC	United Kingdom	2,288,985	7,191,065

Diversified Telecommunication Services 6.0%
Hellenic Telecommunications Organization SA	Greece	3,014,871	48,213,447
Koninklijke KPN NV	Netherlands	12,263,002	36,182,416

			84,395,863

Electric Utilities 0.8%
Enel SpA	Italy	1,374,926	10,904,393

Energy Equipment & Services 1.0%
Tenaris SA, ADR	Italy	635,416	14,385,818

Health Care Providers & Services 1.5%
Fresenius SE and Co. KGaA	Germany	368,256	20,723,371

Hotels, Restaurants & Leisure 2.8%
Accor SA	France	834,577	39,075,344

Household Durables 1.2%
Husqvarna AB, B	Sweden	2,085,623	16,705,114

Household Products 0.8%
Reckitt Benckiser Group PLC	United Kingdom	145,144	11,782,142

Insurance 11.2%
ASR Nederland NV	Netherlands	852,316	31,886,482
Direct Line Insurance Group PLC	United Kingdom	10,211,469	42,264,312
Lancashire Holdings Ltd	United Kingdom	1,165,903	11,843,862
NN Group NV	Netherlands	855,360	32,441,614

16	Annual Report	franklintempleton.com

FRANKLIN MUTUAL SERIES FUNDS

STATEMENT OF INVESTMENTS

Franklin Mutual European Fund (continued)

	Country	Shares	Value

Common Stocks (continued)
Insurance (continued)
RSA Insurance Group PLC	United Kingdom	5,306,413	$39,750,813

			158,187,083

Machinery 5.1%
CNH Industrial NV	United Kingdom	2,270,191	24,924,417
CNH Industrial NV, special voting	United Kingdom	833,461	9,150,565
Vossloh AG	Germany	500,980	20,787,489
Weir Group PLC	United Kingdom	848,675	16,967,196

			71,829,667

Oil, Gas & Consumable Fuels 8.7%
BP PLC	United Kingdom	5,184,495	32,382,906
[a] Cairn Energy PLC	United Kingdom	11,140,689	30,248,335
Royal Dutch Shell PLC, A (EUR Traded)	United Kingdom	370,119	10,860,305
Royal Dutch Shell PLC, A (GBP Traded)	United Kingdom	1,095,418	32,425,969
Saras SpA	Italy	10,256,302	16,493,768

			122,411,283

Pharmaceuticals 6.8%
GlaxoSmithKline PLC	United Kingdom	2,282,483	53,779,785
Novartis AG	Switzerland	447,966	42,544,386

			96,324,171

Road & Rail 0.0%
[a,b,c,d] Euro Wagon LP	Jersey Islands	16,127,149	—

Software 2.5%
Avast PLC.	United Kingdom	5,837,250	35,006,628

Specialty Retail 2.9%
Dufry AG	Switzerland	255,528	25,356,067
Hornbach Holding AG & Co. KGaA	Germany	213,786	15,463,895

			40,819,962

Textiles, Apparel & Luxury Goods 1.0%
Cie Financiere Richemont SA	Switzerland	173,203	13,614,241

Tobacco 2.7%
British American Tobacco PLC	United Kingdom	881,269	37,717,962

Trading Companies & Distributors 5.1%
Kloeckner & Co. SE	Germany	3,031,653	21,351,041
Rexel SA	France	3,855,030	51,208,581

			72,559,622

Wireless Telecommunication Services 2.5%
Vodafone Group PLC	United Kingdom	18,316,426	35,602,788

Total Common Stocks (Cost $1,257,538,969)			1,276,611,193

Preferred Stocks 4.9%
Auto Components 1.8%
[e] Schaeffler AG, 5.713%, pfd	Germany	2,355,532	25,433,435

franklintempleton.com	Annual Report	17

FRANKLIN MUTUAL SERIES FUNDS

STATEMENT OF INVESTMENTS

Franklin Mutual European Fund (continued)

	Country	Shares	Value

Preferred Stocks (continued)
Automobiles 3.1%
[e] Volkswagen AG, 2.758%, pfd	Germany	221,849	$43,847,201

Total Preferred Stocks (Cost $62,346,594)			69,280,636

Total Investments before Short Term Investments (Cost $1,319,885,563)			1,345,891,829

		Principal Amount
Short Term Investments 4.2%

U.S. Government and Agency Securities 4.2%
[f] FHLB, 1/02/20	United States	$28,300,000	28,300,000
[f] U.S. Treasury Bill,
1/14/20 - 2/20/20	United States	15,000,000	14,983,420
[g] 1/02/20 - 5/28/20	United States	16,100,000	16,048,946

Total U.S. Government and Agency Securities (Cost $59,326,187)			59,332,366

Total Investments (Cost $1,379,211,750) 99.8%			1,405,224,195
Other Assets, less Liabilities 0.2%			3,043,173

Net Assets 100.0%			$1,408,267,368

aNon-income producing.

bSee Note 11 regarding holdings of 5% voting securities.

cFair valued using significant unobservable inputs. See Note 13 regarding fair value measurements.

dSee Note 9 regarding restricted securities.

eVariable rate security. The rate shown represents the yield at period end.

fThe security was issued on a discount basis with no stated coupon rate.

gA portion or all of the security has been segregated as collateral for open forward exchange contracts. At December 31, 2019, the aggregate value of these securities pledged amounted to $12,467,874, representing 0.9% of net assets.

At December 31, 2019, the Fund had the following futures contracts outstanding. See Note 1(c).

Futures Contracts

Description	Type	Number of Contracts	Notional Amount*	Expiration Date	Value/ Unrealized Appreciation (Depreciation)

Currency Contracts
EUR/USD	Short	2,580	$363,844,500	3/16/20	$(3,496,695)
GBP/USD	Short	1,900	157,842,500	3/16/20	(1,188,506)

Total Futures Contracts					$(4,685,201)

*As of period end.

18	Annual Report	franklintempleton.com

FRANKLIN MUTUAL SERIES FUNDS

STATEMENT OF INVESTMENTS

Franklin Mutual European Fund (continued)

At December 31, 2019, the Fund had the following forward exchange contracts outstanding. See Note 1(c).

Forward Exchange Contracts

Currency	Counterparty[a]	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Exchange Contracts
Swiss Franc	HSBK	Sell	293,124	$297,176	1/13/20	$—	$(6,034)
Swiss Franc	SSBT	Sell	4,489,599	4,558,130	1/13/20	—	(85,953)
Swiss Franc	UBSW	Sell	48,091,670	48,633,356	1/13/20	—	(1,113,141)
Euro	BOFA	Buy	6,331,857	7,057,786	1/15/20	49,910	—
Euro	BOFA	Sell	7,322,894	8,149,657	1/15/20	—	(70,508)
Euro	BOFA	Sell	10,106,099	11,427,774	1/15/20	83,380	—
Euro	HSBK	Buy	2,461,274	2,765,389	1/15/20	—	(2,536)
Euro	HSBK	Buy	9,955,315	11,062,400	1/15/20	112,734	—
Euro	HSBK	Sell	1,150,000	1,299,500	1/15/20	8,591	—
Euro	HSBK	Sell	5,999,414	6,706,468	1/15/20	—	(28,052)
Euro	SSBT	Buy	14,546,655	16,212,922	1/15/20	116,128	—
Euro	SSBT	Sell	5,890,446	6,582,451	1/15/20	—	(29,748)
Euro	SSBT	Sell	69,496,440	79,376,054	1/15/20	1,364,251	—
Euro	UBSW	Sell	11,971,400	13,365,150	1/15/20	—	(73,098)
Euro	UBSW	Sell	73,851,016	84,353,944	1/15/20	1,454,001	—
British Pound	HSBK	Sell	14,381,140	18,183,586	1/16/20	—	(872,570)
British Pound	HSBK	Sell	51,220,912	62,504,309	2/14/20	—	(5,421,706)
British Pound	SSBT	Sell	48,750,912	59,382,998	2/14/20	—	(5,267,454)
British Pound	UBSW	Sell	2,000,000	2,509,400	2/14/20	—	(142,877)
Euro	BOFA	Sell	2,641,107	2,945,901	2/18/20	—	(25,085)
Euro	HSBK	Sell	4,106,116	4,591,076	2/18/20	—	(27,900)
Euro	SSBT	Sell	2,658,139	2,965,659	2/18/20	—	(24,486)
Euro	UBSW	Sell	2,930,017	3,287,447	2/18/20	—	(8,535)
Swedish Krona	SSBT	Sell	155,812,671	16,651,011	2/18/20	—	(24,165)
Euro	SSBT	Sell	40,266,052	45,099,307	4/07/20	—	(337,140)
Euro	UBSW	Sell	40,266,052	45,099,066	4/07/20	—	(337,382)
British Pound	BOFA	Sell	5,134,163	6,648,541	4/24/20	—	(172,771)
British Pound	HSBK	Sell	44,393,484	57,685,826	4/24/20	—	(1,295,903)
Euro	SSBT	Sell	38,230,845	42,860,983	5/21/20	—	(397,241)
Euro	UBSW	Sell	38,230,845	42,864,233	5/21/20	—	(393,991)
British Pound	BOFA	Sell	2,725,656	3,660,831	5/22/20	36,843	—
British Pound	BOFA	Sell	21,115,377	27,618,891	5/22/20	—	(455,775)
British Pound	HSBK	Sell	374,483	502,868	5/22/20	4,960	—
British Pound	HSBK	Sell	23,356,317	30,361,690	5/22/20	—	(692,494)
British Pound	UBSW	Sell	2,725,656	3,663,260	5/22/20	39,271	—

Total Forward Exchange Contracts						$3,270,069	$(17,306,545)

Net unrealized appreciation (depreciation)							$(14,036,476)

aMay be comprised of multiple contracts with the same counterparty, currency and settlement date.

See Note 10 regarding other derivative information.

See Abbreviations on page 36.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	19

FRANKLIN MUTUAL SERIES FUNDS

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

December 31, 2019

Franklin Mutual European Fund

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$1,372,929,241
Cost - Controlled affiliates (Note 11)	6,282,509

Value - Unaffiliated issuers	$1,405,224,195
Value - Controlled affiliates (Note 11)	—
Cash	101,337
Foreign currency, at value (cost $1,040,224)	1,050,036
Receivables:
Investment securities sold	209,439
Capital shares sold	868,056
Dividends	7,095,261
European Union tax reclaims	3,344,659
Deposits with brokers for:
Futures contracts	9,653,520
Unrealized appreciation on OTC forward exchange contracts	3,270,069
Other assets	550,982

Total assets	1,431,367,554

Liabilities:
Payables:
Capital shares redeemed	1,184,195
Management fees	1,038,006
Distribution fees	161,600
Transfer agent fees	358,087
Trustees’ fees and expenses	135,246
Variation margin on futures contracts	2,591,761
Unrealized depreciation on OTC forward exchange contracts	17,306,545
Accrued expenses and other liabilities	324,746

Total liabilities	23,100,186

Net assets, at value	$1,408,267,368

Net assets consist of:
Paid-in capital	$1,382,777,787
Total distributable earnings (losses)	25,489,581

Net assets, at value	$1,408,267,368

20	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN MUTUAL SERIES FUNDS

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (continued)

December 31, 2019

Franklin Mutual European Fund

Class Z:
Net assets, at value	$789,011,534

Shares outstanding	37,033,279

Net asset value and maximum offering price per share	$21.31

Class A:
Net assets, at value	$512,217,940

Shares outstanding	24,781,732

Net asset value per share[a]	$20.67

Maximum offering price per share (net asset value per share ÷ 94.50%)	$21.87

Class C:
Net assets, at value	$ 61,742,943

Shares outstanding	2,949,273

Net asset value and maximum offering price per share[a]	$20.93

Class R:
Net assets, at value	$ 733,489

Shares outstanding	36,193

Net asset value and maximum offering price per share	$20.27

Class R6:
Net assets, at value	$ 44,561,462

Shares outstanding	2,093,536

Net asset value and maximum offering price per share	$21.29

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	21

FRANKLIN MUTUAL SERIES FUNDS

FINANCIAL STATEMENTS

Statement of Operations

for the year ended December 31, 2019

Franklin Mutual European Fund

Investment income:
Dividends: (net of foreign taxes)*
Unaffiliated issuers	$58,413,551
Interest:
Unaffiliated issuers	2,094,156

Total investment income	60,507,707

Expenses:
Management fees (Note 3a)	13,707,046
Distribution fees: (Note 3c)
Class A	1,408,316
Class C	713,161
Class R	3,551
Transfer agent fees: (Note 3e)
Class Z	1,112,329
Class A	755,446
Class C	95,637
Class R	952
Class R6	34,485
Custodian fees (Note 4)	213,868
Reports to shareholders	113,844
Registration and filing fees	110,950
Professional fees	171,983
Trustees’ fees and expenses	102,639
Other	56,917

Total expenses	18,601,124
Expense reductions (Note 4)	(33,318)
Expenses waived/paid by affiliates (Note 3f)	(10,369)

Net expenses	18,557,437

Net investment income	41,950,270

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	(17,256,708)
Foreign currency transactions	(592,668)
Forward exchange contracts	51,052,918
Futures contracts	21,548,807
Securities sold short	709,734

Net realized gain (loss)	55,462,083

Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	256,539,918
Translation of other assets and liabilities denominated in foreign currencies	(151,482)
Forward exchange contracts	(25,369,973)
Futures contracts	(5,063,994)
Securities sold short	(1,515,523)

Net change in unrealized appreciation (depreciation)	224,438,946

Net realized and unrealized gain (loss)	279,901,029

Net increase (decrease) in net assets resulting from operations	$321,851,299

*Foreign taxes withheld on dividends	$5,081,832

22	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN MUTUAL SERIES FUNDS

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

Franklin Mutual European Fund

	Year Ended December 31,

	2019	2018

Increase (decrease) in net assets:
Operations:
Net investment income	$41,950,270	$51,748,479
Net realized gain (loss)	55,462,083	168,364,634
Net change in unrealized appreciation (depreciation)	224,438,946	(457,535,035)

Net increase (decrease) in net assets resulting from operations	321,851,299	(237,421,922)

Distributions to shareholders:
Class Z	(20,967,947)	(39,537,213)
Class A	(12,671,231)	(21,635,584)
Class C	(972,882)	(2,285,511)
Class R	(16,815)	(26,901)
Class R6	(1,222,857)	(6,073,341)

Total distributions to shareholders	(35,851,732)	(69,558,550)

Capital share transactions: (Note 2)
Class Z	(321,483,450)	(197,936,001)
Class A	(150,432,479)	(56,127,793)
Class C	(29,238,553)	(84,206,336)
Class R	(117,087)	38,579
Class R6	(127,323,705)	(122,065,613)

Total capital share transactions	(628,595,274)	(460,297,164)

Net increase (decrease) in net assets	(342,595,707)	(767,277,636)
Net assets:
Beginning of year	1,750,863,075	2,518,140,711

End of year	$1,408,267,368	$1,750,863,075

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	23

FRANKLIN MUTUAL SERIES FUNDS

Notes to Financial Statements

Franklin Mutual European Fund

1. Organization and Significant Accounting Policies

Franklin Mutual Series Funds (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of seven separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Franklin Mutual European Fund (Fund) is included in this report. The Fund offers five classes of shares: Class Z, Class A, Class C, Class R and Class R6. Class C shares automatically convert to Class A shares after they have been held for 10 years. Each class of shares may differ by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees due to differing arrangements for distribution and transfer agent fees.

The following summarizes the Fund’s significant accounting policies.

a.   Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share each business day as of 4 p.m. Eastern time or the regularly scheduled close of the New York Stock Exchange (NYSE), whichever is earlier. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The Fund may utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities and derivative financial instruments listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of 4 p.m. Eastern time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.

Certain derivative financial instruments trade in the OTC market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every Fund’s business day. Occasionally,

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Franklin Mutual European Fund (continued)

events occur between the time at which trading in a foreign security is completed and 4 p.m. Eastern time that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at 4 p.m. Eastern time. In order to minimize the potential for these differences, the VC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the Fund’s NAV is not calculated, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b.  Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c.  Derivative Financial Instruments

The Fund invested in derivative financial instruments in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown in the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

Derivative counterparty credit risk is managed through a formal evaluation of the creditworthiness of all potential counterparties. The Fund attempts to reduce its exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, or early termination. Termination events applicable to the counterparty include certain deteriorations in the credit quality of the counterparty. Termination events applicable to the Fund include failure of the Fund to maintain certain net asset levels and/or limit the decline in net assets over various

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NOTES TO FINANCIAL STATEMENTS

Franklin Mutual European Fund (continued)

1.  Organization and Significant Accounting Policies (continued)

c.  Derivative Financial Instruments (continued)

periods of time. In the event of default or early termination, the ISDA master agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. However, absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement.

Collateral requirements differ by type of derivative. Collateral or initial margin requirements are set by the broker or exchange clearing house for exchange traded and centrally cleared derivatives. Initial margin deposited is held at the exchange and can be in the form of cash and/or securities. For OTC derivatives traded under an ISDA master agreement, posting of collateral is required by either the Fund or the applicable counterparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of the agreement. Generally, collateral is determined at the close of Fund business each day and any additional collateral required due to changes in derivative values may be delivered by the Fund or the counterparty the next business day, or within a few business days. Collateral pledged and/or received by the Fund for OTC derivatives, if any, is held in segregated accounts with the Fund’s custodian/counterparty broker and can be in the form of cash and/or securities. Unrestricted cash may be invested according to the Fund’s investment objectives. To the extent that the amounts due to the Fund from its counterparties are not subject to collateralization or are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance.

The Fund entered into exchange traded futures contracts primarily to manage exposure to certain foreign currencies. A futures contract is an agreement between the Fund and a counterparty to buy or sell an asset at a specified price on a future date. Required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable in the Statement of Assets and Liabilities.

The Fund entered into OTC forward exchange contracts primarily to manage exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

See Note 10 regarding other derivative information.

d.  Securities Sold Short

The Fund is engaged in selling securities short, which obligates the Fund to replace a borrowed security with the same security at current fair value. The Fund incurs a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a gain if the price of the security declines between those dates. Gains are limited to the price at which the Fund sold the security short, while losses are potentially unlimited in size.

The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale to the extent necessary to meet margin requirements until the short position is closed out. A deposit must also be maintained with the Fund’s custodian/counterparty broker consisting of cash and/or securities having a value equal to a specified percentage of the value of the securities sold short. The Fund is obligated to pay fees for borrowing the securities sold short and is required to pay the counterparty any dividends and/or interest due on securities sold short. Such dividends and/or interest and any security borrowing fees are recorded as an expense to the Fund. At December 31, 2019, the Fund had no securities sold short.

e.  Securities Lending

The Fund participates in an agency based securities lending program to earn additional income. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the fair value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the fair value of loaned securities, as determined at the close of Fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The

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NOTES TO FINANCIAL STATEMENTS

Franklin Mutual European Fund (continued)

collateral is deposited into a joint cash account with other funds and is used to invest in a money market fund managed by Franklin Advisers, Inc., an affiliate of the Fund, and/or a joint repurchase agreement. The Fund may receive income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. Income from securities loaned, net of fees paid to the securities lending agent and/or third-party vendor, is reported separately in the Statement of Operations. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. If the borrower defaults on its obligation to return the securities loaned, the Fund has the right to repurchase the securities in the open market using the collateral received. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower. At December 31, 2019, the Fund had no securities on loan.

f.  Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

As a result of several court cases, in certain countries across the European Union, the Fund filed additional tax reclaims for previously withheld taxes on dividends earned in those countries (EU reclaims). These additional filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the European Union, as well as a number of related judicial proceedings. Income recognized, if any, for EU reclaims is reflected as other income in the Statement of Operations and any related receivable, if any, is reflected as European Union tax reclaims in the Statement of Assets and Liabilities. When uncertainty exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these EU reclaims, and the potential timing of payment, no amounts are reflected in the financial statements. For U.S. income tax purposes, EU reclaims received by the Fund, if any, reduce the amounts of foreign taxes Fund shareholders can use as tax credits in their individual income tax returns.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of December 31, 2019, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on the statute of limitations in each jurisdiction in which the Fund invests.

g.  Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income and dividends declared on securities sold short are recorded on the ex-dividend date except for certain dividends from securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust or based on the ratio of

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NOTES TO FINANCIAL STATEMENTS

Franklin Mutual European Fund (continued)

1.  Organization and Significant Accounting Policies (continued)

g.  Security Transactions, Investment Income, Expenses and Distributions (continued)

number of shareholders of each Fund to the combined number of shareholders of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, excluding class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses.

h.  Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

i.  Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2.  Shares of Beneficial Interest

At December 31, 2019, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,

	2019		2018

	Shares	Amount	Shares	Amount

Class Z Shares:
Shares sold	4,771,932	$94,210,649	15,870,789	$328,884,286
Shares issued in reinvestment of distributions	916,245	19,535,245	2,023,721	37,225,839
Shares redeemed	(22,203,969)	(435,229,344)	(27,834,376)	(564,046,126)

Net increase (decrease)	(16,515,792)	$(321,483,450)	(9,939,866)	$(197,936,001)

Class A Shares:
Shares sold[a]	3,580,834	$69,916,200	6,861,993	$134,662,400
Shares issued in reinvestment of distributions	473,589	9,797,244	870,701	15,538,916
Shares redeemed	(11,746,709)	(230,145,923)	(10,421,209)	(206,329,109)

Net increase (decrease)	(7,692,286)	$(150,432,479)	(2,688,515)	$(56,127,793)

Class C Shares:
Shares sold	149,698	$2,911,176	486,940	$9,826,395
Shares issued in reinvestment of distributions	44,429	929,543	117,682	2,203,229
Shares redeemed[a]	(1,694,293)	(33,079,272)	(4,944,916)	(96,235,960)

Net increase (decrease)	(1,500,166)	$(29,238,553)	(4,340,294)	$(84,206,336)

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Franklin Mutual European Fund (continued)

	Year Ended December 31,

	2019		2018

	Shares	Amount	Shares	Amount

Class R Shares:
Shares sold	6,114	$118,329	8,109	$162,976
Shares issued in reinvestment of distributions	829	16,815	1,528	26,901
Shares redeemed	(13,638)	(252,231)	(7,860)	(151,298)

Net increase (decrease)	(6,695)	$(117,087)	1,777	$38,579

Class R6 Shares:
Shares sold	354,277	$7,045,227	1,059,999	$21,160,059
Shares issued in reinvestment of distributions	13,656	290,912	261,913	4,800,226
Shares redeemed	(6,655,454)	(134,659,844)	(7,032,513)	(148,025,898)

Net increase (decrease)	(6,287,521)	$(127,323,705)	(5,710,601)	$(122,065,613)

aMay include a portion of Class C shares that were automatically converted to Class A.

3.  Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation

Franklin Mutual Advisers, LLC (Franklin Mutual)	Investment manager

Franklin Templeton Services, LLC (FT Services)	Administrative manager

Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter

Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a.  Management Fees

The Fund pays an investment management fee to Franklin Mutual based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets

0.875%	Up to and including $1 billion

0.845%	Over $1 billion, up to and including $2 billion

0.825%	Over $2 billion, up to and including $5 billion

0.805%	In excess of $5 billion

For the year ended December 31, 2019, the gross effective investment management fee rate was 0.864% of the Fund’s average daily net assets.

b.  Administrative Fees

Under an agreement with Franklin Mutual, FT Services provides administrative services to the Fund. The fee is paid by Franklin Mutual based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

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Franklin Mutual European Fund (continued)

3. Transactions with Affiliates (continued)

c.   Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class Z and Class R6 shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund’s Class C and R compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate for each class. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.35%
Class C	1.00%
Class R	0.50%

The Board has set the current rate at 0.25% per year for Class A shares until further notice and approval by the Board.

d.   Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the year:

Sales charges retained net of commissions paid to unaffiliated brokers/dealers	$14,005
CDSC retained	$8,990

e.   Transfer Agent Fees

Each class of shares pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations. The fees are based on an annualized asset based fee of 0.02% plus a transaction based fee. In addition, each class reimburses Investor Services for out of pocket expenses incurred and, except for Class R6, reimburses shareholder servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the year ended December 31, 2019, the Fund paid transfer agent fees of $1,998,849, of which $703,150 was retained by Investor Services.

f.   Waiver and Expense Reimbursements

Investor Services has contractually agreed in advance to waive or limit its fees so that the Class R6 transfer agent fees do not exceed 0.02% based on the average net assets of the class until April 30, 2020.

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Franklin Mutual European Fund (continued)

g.   Interfund Transactions

The Fund engaged in purchases and sales of investments with funds or other accounts that have common investment managers (or affiliated investment managers), directors, trustees or officers. During the year ended December 31, 2019, these purchase and sale transactions aggregated $0 and $12,456,798, respectively.

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2019, the custodian fees were reduced as noted in the Statement of Operations.

5. Independent Trustees’ Retirement Plan

On January 1, 1993, the Trust adopted an Independent Trustees’ Retirement Plan (Plan). The Plan is an unfunded defined benefit plan that provides benefit payments to Trustees whose length of service and retirement age meets the eligibility requirements of the Plan. Benefits under the Plan are based on years of service and fees paid to each trustee at the time of retirement. Effective in December 1996, the Plan was closed to new participants.

During the year ended December 31, 2019, the Fund’s projected benefit obligation and benefit payments under the Plan were as follows:

[a]Projected benefit obligation at December 31, 2019	$135,246
[b]Increase in projected benefit obligation	$11,562
Benefit payments made to retired trustees	$(2,102)

aThe projected benefit obligation is included in trustees’ fees and expenses in the Statement of Assets and Liabilities.

bThe increase in projected benefit obligation is included in trustees’ fees and expenses in the Statement of Operations.

6. Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains.

At December 31, 2019, the capital loss carryforwards were as follows:

Capital loss carryforwards not subject to expiration:
Short term	$11,726,704

During the year ended December 31, 2019, the Fund utilized $27,402,502 of capital loss carryforwards.

The tax character of distributions paid during the years ended December 31, 2019 and 2018, was as follows:

	2019	2018

Distributions paid from ordinary income	$35,851,732	$69,558,550

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FRANKLIN MUTUAL SERIES FUNDS

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Franklin Mutual European Fund (continued)

6. Income Taxes (continued)

At December 31, 2019, the cost of investments, net unrealized appreciation (depreciation) and undistributed ordinary income for income tax purposes were as follows:

Cost of investments	$1,358,701,931

Unrealized appreciation	$185,031,521
Unrealized depreciation	(171,256,344)

Net unrealized appreciation (depreciation)	$13,775,177

Distributable earnings:
Undistributed ordinary income	$6,295,750

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatment of foreign currency transactions.

7. Investment Transactions

Purchases and sales of investments (excluding short term securities and securities sold short) for the year ended December 31, 2019, aggregated $178,687,099 and $746,768,210, respectively.

8. Concentration of Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local, regional and global economic, political and social conditions, which may result in greater market volatility. Current political and financial uncertainty surrounding the European Union may increase market volatility and the economic risk of investing in securities in Europe. In addition, certain foreign securities may not be as liquid as U.S. securities.

9. Restricted Securities

The Fund invests in securities that are restricted under the Securities Act of 1933 (1933 Act). Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.

At December 31, 2019, investments in restricted securities, excluding securities exempt from registration under the 1933 Act, were as follows:

		Acquisition
Shares	Issuer	Date	Cost	Value

16,127,149	Euro Wagon LP (Value is —% of Net Assets)	12/08/05 - 1/02/08	$6,282,509	$—

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Franklin Mutual European Fund (continued)

10. Other Derivative Information

At December 31, 2019, investments in derivative contracts are reflected in the Statement of Assets and Liabilities as follows:

	Asset Derivatives		Liability Derivatives

Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value

Foreign exchange contracts	Variation margin on futures contracts	$—	Variation margin on futures contracts	$4,685,201	[a]

	Unrealized appreciation on OTC forward exchange contracts	3,270,069	Unrealized depreciation on OTC forward exchange contracts	17,306,545
Totals		$3,270,069		$21,991,746

aThis amount reflects the cumulative appreciation (depreciation) of futures contracts as reported in the Statement of Investments. Only the variation margin receivable/ payable at year end is separately reported within the Statement of Assets and Liabilities. Prior variation margin movements were recorded to cash upon receipt or payment.

For the year ended December 31, 2019, the effect of derivative contracts in the Statement of Operations was as follows:

Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Operations Location	Net Realized Gain (Loss) for the Year	Statement of Operations Location	Net Change in Unrealized Appreciation (Depreciation) for the Year

	Net realized gain (loss) from:		Net change in unrealized appreciation (depreciation) on:

Foreign exchange contracts	Forward exchange contracts	$51,052,918	Forward exchange contracts	$(25,369,973)

	Futures contracts	21,548,807	Futures contracts	(5,063,994)
Totals		$72,601,725		$(30,433,967)

For the year ended December 31, 2019, the average month end notional amount of futures contracts represented $541,926,607. The average month end contract value of forward exchange contracts was $874,813,396.

At December 31, 2019, OTC derivative assets and liabilities are as follows:

	Gross Amounts of Assets and Liabilities Presented in the Statement of Assets and Liabilities

	Assets[a]	Liabilities[a]

Derivatives
Forward exchange contracts	$3,270,069	$17,306,545

aAbsent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

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Franklin Mutual European Fund (continued)

10. Other Derivative Information (continued)

At December 31, 2019, OTC derivative assets, which may be offset against OTC derivative liabilities and collateral received from the counterparty, are as follows:

		Amounts Not Offset in the Statement of Assets and Liabilities
	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments Available for Offset	Financial Instruments Collateral Received	Cash Collateral Received	Net Amount (Not less than zero)

Counterparty
BOFA	$ 170,133	$ (170,133)	$ —	$ —	$ —
HSBK	126,285	(126,285)	—	—	—
SSBT	1,480,379	(1,480,379)	—	—	—
UBSW	1,493,272	(1,493,272)	—	—	—

Total	$3,270,069	$(3,270,069)	$ —	$ —	$ —

At December 31, 2019, OTC derivative liabilities, which may be offset against OTC derivative assets and collateral pledged to the counterparty, are as follows:

		Amounts Not Offset in the Statement of Assets and Liabilities
	Gross Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments Available for Offset	Financial Instruments Collateral Pledged[a,b]	Cash Collateral Pledged	Net Amount (Not less than zero)

Counterparty
BOFA	$ 724,139	$ (170,133)	$ (190,864)	$ —	$ 363,142
HSBK	8,347,195	(126,285)	(8,220,910)	—	—
SSBT	6,166,187	(1,480,379)	(3,853,480)	—	832,328
UBSW	2,069,024	(1,493,272)	—	—	575,752

Total	$17,306,545	$(3,270,069)	$(12,265,254)	$ —	$1,771,222

aIn some instances, the collateral amounts disclosed in the table above were adjusted due to the requirement to limit collateral amounts to avoid the effect of overcollateralization. Actual collateral received and/or pledged may be more than the amounts disclosed herein.

bSee the accompanying Statement of Investments for securities pledged as collateral for derivatives.

See Note 1(c) regarding derivative financial instruments.

See Abbreviations on page 36.

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Franklin Mutual European Fund (continued)

11.  Holdings of 5% Voting Securities of Portfolio Companies

The 1940 Act defines “affiliated companies” to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. During the year ended December 31, 2019, investments in “affiliated companies” were as follows:

Name of Issuer	Value at Beginning of Year	Purchases	Sales	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value at End of Year	Number of Shares Held at End of Year	Dividend Income

Controlled Affiliates[a]

Euro Wagon LP (Value is —% of Net Assets)	$ —	$ —	$ —	$ —	$ —	$ —	16,127,149	$ —

aIssuer in which the Fund owns 25% or more of the outstanding voting securities.

12.  Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matured on February 7, 2020. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Effective February 7, 2020, the Borrowers renewed the Global Credit Facility for a one year term, maturing February 5, 2021, for a total of $2 billion.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the year ended December 31, 2019, the Fund did not use the Global Credit Facility.

13.  Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments

•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

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FRANKLIN MUTUAL SERIES FUNDS

NOTES TO FINANCIAL STATEMENTS

Franklin Mutual European Fund (continued)

13.  Fair Value Measurements (continued)

A summary of inputs used as of December 31, 2019, in valuing the Fund’s assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3		Total

Assets:
Investments in Securities:[a]
Equity Investments:[b]
Machinery	$62,679,102	$9,150,565	$—		$71,829,667
All Other Equity Investments	1,274,062,162	—	—	[c]	1,274,062,162
Short Term Investments	31,032,366	28,300,000	—		59,332,366

Total Investments in Securities	$1,367,773,630	$37,450,565	$—		$1,405,224,195

Other Financial Instruments:
Forward Exchange Contracts	$—	$3,270,069	$—		$3,270,069

Liabilities:
Other Financial Instruments:
Futures Contracts	$4,685,201	$—	$—		$4,685,201
Forward Exchange Contracts	—	17,306,545	—		17,306,545

Total Other Financial Instruments	$4,685,201	$17,306,545	$—		$21,991,746

aFor detailed categories, see the accompanying Statement of Investments.

bIncludes common and preferred stocks.

cIncludes securities determined to have no value at December 31, 2019.

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 financial instruments at the beginning and/or end of the year.

14.  Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure other than those already disclosed in the financial statements.

Abbreviations

Counterparty		Currency		Selected Portfolio

BOFA	Bank of America Corp.	EUR	Euro	ADR	American Depositary Receipt

HSBK	HSBC Bank PLC	GBP	British Pound	FHLB	Federal Home Loan Bank

SSBT	State Street Bank and Trust Co., N.A.	USD	United States Dollar

UBSW	UBS AG

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FRANKLIN MUTUAL SERIES FUNDS

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Franklin Mutual Series Funds and Shareholders of Franklin Mutual European Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Franklin Mutual European Fund (the “Fund”) (one of the funds constituting Franklin Mutual Series Funds), including the schedule of investments, as of December 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of Franklin Mutual European Fund (one of the funds constituting Franklin Mutual Series Funds) at December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Franklin investment companies since 1987.

Boston, Massachusetts

February 21, 2020

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FRANKLIN MUTUAL SERIES FUNDS

Franklin Mutual European Fund

Tax Information (unaudited)

Under Section 854(b)(1)(B) of the Internal Revenue Code, the Fund hereby reports the maximum amount allowable but no less than $56,246,676 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Internal Revenue Code for the fiscal year ended December 31, 2019. Distributions, including qualified dividend income, paid during calendar year 2019 will be reported to shareholders on Form 1099-DIV by mid-February 2020. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

At December 31, 2019, more than 50% of the Fund’s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. As shown in the table below, the Fund hereby reports to shareholders the foreign source income and foreign taxes paid, pursuant to Section 853 of the Internal Revenue Code. This written statement will allow shareholders of record on December 19, 2019, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The following table provides a detailed analysis of foreign tax paid, foreign source income and foreign source qualified dividends as reported by the Fund to shareholders of record.

Class	Foreign Tax Paid Per Share	Foreign Source Income Per Share	Foreign Source Qualified Dividends Per Share

Class Z	$0.0721	$0.7313	$0.6398

Class A	$0.0721	$0.6749	$0.5905

Class C	$0.0721	$0.4937	$0.4320

Class R	$0.0721	$0.6368	$0.5571

Class R6	$0.0721	$0.7495	$0.6557

Foreign Tax Paid Per Share is the amount per share available to you, as a tax credit (assuming you held your shares in the Fund for a minimum of 16 days during the 31-day period beginning 15 days before the ex-dividend date of the Fund’s distribution to which the foreign taxes relate), or, as a tax deduction.

Foreign Source Income Per Share is the amount per share of income dividends attributable to foreign securities held by the Fund, plus any foreign taxes withheld on these dividends. The amounts reported include foreign source qualified dividends that have not been adjusted for the rate differential applicable to such dividend income.1

Foreign Source Qualified Dividends Per Share is the amount per share of foreign source qualified dividends plus any foreign taxes withheld on these dividends. These amounts represent the portion of the Foreign Source Income Per Share that were derived from qualified foreign securities held by the Fund.1

At the beginning of each calendar year, shareholders will receive Form 1099-DIV which will include their share of taxes paid and foreign source income distributed during the prior calendar year. The Foreign Source Income reported on Form 1099-DIV has not been adjusted for the rate differential on foreign source qualified dividend income. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

1Qualified dividends are taxed at reduced long term capital gains tax rates. In determining the amount of foreign tax credit that may be applied against the U.S. tax liability of individuals receiving foreign source qualified dividends, adjustments may be required to the foreign tax credit limitation calculation to reflect the rate differential applicable to such dividend income. The rules however permit certain individuals to elect not to apply the rate differential adjustments for capital gains and/or dividends for any taxable year. Please consult your tax advisor and the instructions to Form 1116 for more information.

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FRANKLIN MUTUAL SERIES FUNDS

Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during at least the past five years and number of U.S. registered portfolios overseen in the Franklin Templeton fund complex, are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Independent Board Members

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Edward I. Altman, Ph.D. (1941)	Trustee	Since 1987	12	None
c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2716

Principal Occupation During at Least the Past 5 Years:

Max L. Heine Professor of Finance, Emeritus and Director of The Credit and Debt Markets Research Program, Salomon Center, Stern School of Business, New York University; editor and author of numerous financial publications; financial consultant; an adviser to numerous financial and publishing organizations; and formerly, Vice Director, Salomon Center, Stern School of Business, New York University.

Ann Torre Bates (1958) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2716	Trustee and Chairperson	Trustee since 1995 and Chairperson since January 2020	33	Ares Capital Corporation (specialty finance company) (2010-present), United Natural Foods, Inc. (distributor of natural, organic and specialty foods) (2013-present), Allied Capital Corporation (financial services) (2003-2010), SLM Corporation (Sallie Mae) (1997-2014) and Navient Corporation (loan management, servicing and asset recovery) (2014-2016).

Principal Occupation During at Least the Past 5 Years:

Director of various companies; and formerly, Executive Vice President and Chief Financial Officer, NHP Incorporated (manager of multifamily housing) (1995-1997); and Vice President and Treasurer, US Airways, Inc. (until 1995).

Burton J. Greenwald (1929) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2716	Trustee	Since 2002	12	Franklin Templeton Emerging Markets Debt Opportunities Fund PLC (1999-present) and Fiduciary International Ireland Limited (1999-2015).

Principal Occupation During at Least the Past 5 Years:

Managing Director, B.J. Greenwald Associates (management consultants to the financial services industry); and formerly, Chairman, Fiduciary Trust International Funds; Executive Vice President, L.F. Rothschild Fund Management, Inc.; President and Director, Merit Mutual Funds; President, Underwriting Division and Director, National Securities & Research Corporation; Governor, Investment Company Institute; and Chairman, ICI Public Information Committee.

Jan Hopkins Trachtman (1947) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2716	Trustee	Since 2009	12	FinTech Acquisition Corp. III (special purpose fintech acquisition company) (2018-present)

Principal Occupation During at Least the Past 5 Years:

President and Founder, The Jan Hopkins Group (communications consulting firm); serves on Alumni Advisory Board of Knight Bagehot Fellowship; and formerly, President, Economic Club of New York (2007-2015); Anchor/Correspondent, CNN Financial News (until 2003); Managing Director and Head of Client Communications, Citigroup Private Bank (until 2005); Off-Air reporter, ABC News’ World News Tonight; and Editor, CBS Network News.

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FRANKLIN MUTUAL SERIES FUNDS

Independent Board Members (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
Keith Mitchell (1954) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2716	Trustee	Since 2009	12	None

Principal Occupation During at Least the Past 5 Years:

Director of various boards of asset management firms; and formerly, Managing Member, Mitchell, Hartley & Bechtel Advisers, LLC (formerly, Mitchell Advisers, LLC) (advisory firm) (2003-2015) and Managing Director, Putman Lovell NBF.

David W. Niemiec (1949) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2716	Trustee	Since 2015	33	Hess Midstream LP (oil and gas midstream infrastructure) (2017-present).

Principal Occupation During at Least the Past 5 Years:

Advisor, Saratoga Partners (private equity fund); and formerly, Managing Director, Saratoga Partners (1998-2001) and SBC Warburg Dillon Read (investment banking) (1997-1998); Vice Chairman, Dillon, Read & Co. Inc. (investment banking) (1991-1997); and Chief Financial Officer, Dillon, Read & Co. Inc. (1982-1997).

Charles Rubens II (1930) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2716	Trustee	Since 1998	12	None

Principal Occupation During at Least the Past 5 Years:
Private investor and president of non-profit organizations; and formerly, an executive of Time, Inc.; and Trustee of Colorado College.

Robert E. Wade (1946) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2716	Trustee	Since 1991	33	El Oro Ltd (investments) (2003-2019).

Principal Occupation During at Least the Past 5 Years:
Attorney at law engaged in private practice as a sole practitioner (1972-2008) and member of various boards.

Gregory H. Williams (1943) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2716	Trustee	Since 2015	12	None

Principal Occupation During at Least the Past 5 Years:

Private investor; Consultant; and formerly, President, University of Cincinnati (2009-2012); President, The City College of New York (2001-2009); Dean, College of Law, Ohio State University (1993-2001); and Associate Vice President, Academic Affairs and Professor of Law, University of Iowa (1977-1993).

Interested Board Members and Officers

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
**Gregory E. Johnson (1961) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2007	144	None

Principal Occupation During at Least the Past 5 Years:

Chairman of the Board, Member – Office of the Chairman, Director and Chief Executive Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 39 of the investment companies in Franklin Templeton; Vice Chairman, Investment Company Institute; and formerly, President, Franklin Resources, Inc. (1994-2015).

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Interested Board Members and Officers (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
**Peter A. Langerman (1955) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2716	Trustee, President, and Chief Executive Officer – Investment Management	Trustee since 2007, President, and Chief Executive Officer – Investment Management since 2005	7	None

Principal Occupation During at Least the Past 5 Years:

Chairman of the Board, Chief Executive Officer and President, Franklin Mutual Advisers, LLC; and officer and/or director, as the case may be, of three of the investment companies in Franklin Templeton.

Alison E. Baur (1964) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2012	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Deputy General Counsel, Franklin Templeton; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 41 of the investment companies in Franklin Templeton.

Breda M. Beckerle (1958) 280 Park Avenue New York, NY 10017	Interim Chief Compliance Officer	Since January 2020	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Chief Compliance Officer, Fiduciary Investment Management International, Inc., Franklin Advisers, Inc., Franklin Advisory Services, LLC, Franklin Mutual Advisers, LLC, Franklin Templeton Institutional, LLC; and officer of 41 of the investment companies in Franklin Templeton.

Steven J. Gray (1955) One Franklin Parkway San Mateo, CA 94403-1906	Vice President and Secretary	Vice President since 2009 and Secretary since 2005	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Senior Associate General Counsel, Franklin Templeton; Vice President, Franklin Templeton Distributors, Inc. and FASA, LLC; and officer of 41 of the investment companies in Franklin Templeton.

Matthew T. Hinkle (1971) One Franklin Parkway San Mateo, CA 94403-1906	Chief Executive Officer – Finance and Administration	Since 2017	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Senior Vice President, Franklin Templeton Services, LLC; officer of 41 of the investment companies in Franklin Templeton; and formerly, Vice President, Global Tax (2012-April 2017) and Treasurer/Assistant Treasurer, Franklin Templeton (2009-2017).

Robert G. Kubilis (1973) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Chief Financial Officer, Chief Accounting Officer and Treasurer	Since 2012	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years: Treasurer, U.S. Fund Administration & Reporting; and officer of 15 of the investment companies in Franklin Templeton.

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FRANKLIN MUTUAL SERIES FUNDS

Interested Board Members and Officers (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
Robert Lim (1948) One Franklin Parkway San Mateo, CA 94403-1906	Vice President – AML Compliance	Since 2016	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Vice President, Franklin Templeton Companies, LLC; Chief Compliance Officer, Franklin Templeton Distributors, Inc. and Franklin Templeton Investor Services, LLC; and officer of 44 of the investment companies in Franklin Templeton Investments.

Navid J. Tofigh (1972) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2015	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years: Associate General Counsel; and officer of 41 of the investment companies in Franklin Templeton.

Craig S. Tyle (1960) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2005	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

General Counsel and Executive Vice President, Franklin Resources, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 41 of the investment companies in Franklin Templeton.

Lori A. Weber (1964) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Vice President	Since 2011	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Senior Associate General Counsel, Franklin Templeton; Assistant Secretary, Franklin Resources, Inc.; Vice President and Secretary, Templeton Investment Counsel, LLC; and officer of 41 of the investment companies in Franklin Templeton.

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FRANKLIN MUTUAL SERIES FUNDS

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

**Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Franklin Resources, Inc. (Resources), which is the parent company of the Fund’s investment manager and distributor. Peter A. Langerman is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer of Franklin Mutual Advisers, LLC, which is the Fund’s investment manager.

Note 1: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the U.S. Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund’s Board has determined that there is at least one such financial expert on the Audit Committee and has designated each of Edward I. Altman, Ph.D., Ann Torre Bates and David W. Niemiec as an audit committee financial expert. The Board believes that Messrs. Altman and Niemiec and Ms. Bates qualify as such an expert in view of their extensive business background and experience. Mr. Altman has served as a member of the Fund Audit Committee since 1987. He currently serves as a Max L. Hine Professor of Finance, Emeritus and Director of The Credit and Debt Markets Research Program, Salomon Center, Stern School of Business, New York University. Ms. Bates has served as a member of the Fund Audit Committee since 1995. She currently serves as a director of Ares Capital Corporation (2010-present) and United Natural Foods, Inc. (2013-present) and was formerly a director of Navient Corporation from 2014 to 2016, SLM Corporation from 1997 to 2014 and Allied Capital Corporation from 2003 to 2010, Executive Vice President and Chief Financial Officer of NHP Incorporated from 1995 to 1997 and Vice President and Treasurer of US Airways, Inc. until 1995. Mr. Niemiec has served as a member of the Fund Audit Committee since 2015, currently serves as an Advisor to Saratoga Partners and was formerly its Managing Director from 1998 to 2001 and serves as a director of Hess Midstream LP (2017-present). Mr. Niemiec was formerly a director of Emeritus Corporation from 1999 to 2010 and OSI Pharmaceuticals, Inc. from 2006 to 2010, Managing Director of SBC Warburg Dillon Read from 1997 to 1998, and was Vice Chairman from 1991 to 1997 and Chief Financial Officer from 1982 to 1997 of Dillon, Read & Co. Inc. As a result of such background and experience, the Board believes that Messrs. Altman and Niemiec and Ms. Bates have each acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Messrs. Altman and Niemiec and Ms. Bates are independent Board members as that term is defined under the applicable U.S. Securities and Exchange Commission Rules and Releases.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request. Shareholders may call (800) DIAL BEN/342-5236 to request the SAI.

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FRANKLIN MUTUAL SERIES FUNDS

FRANKLIN MUTUAL EUROPEAN FUND

Shareholder Information

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust, on behalf of the Fund, files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year as an exhibit to its report on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive the Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

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Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

Annual Report and Shareholder Letter Franklin Mutual European Fund

Investment Manager	Distributor	Shareholder Services
Franklin Mutual Advisers, LLC	Franklin Templeton Distributors, Inc.	(800) 632-2301 - (Class A, C, R &
	(800) DIAL BEN® / 342-5236	R6)
	franklintempleton.com	(800) 448-FUND - (Class Z)

© 2020 Franklin Templeton Investments. All rights reserved.	478 A 02/20

        Sign up for electronic delivery at franklintempleton.com/edelivery

Internet Delivery of Fund Reports Unless You Request Paper Copies: Effective January 1, 2021, as permitted by the SEC, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request them from the Fund or your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you have not signed up for electronic delivery, we would encourage you to join fellow shareholders who have. You may elect to receive shareholder reports and other communications electronically from the Fund by calling (800) 632-2301 or by contacting your financial intermediary.

You may elect to continue to receive paper copies of all your future shareholder reports free of charge by contacting your financial intermediary or, if you invest directly with a Fund, calling (800) 632-2301 to let the Fund know of your request. Your election to receive reports in paper will apply to all funds held in your account.

FRANKLIN TEMPLETON

Successful investing begins with ambition. And achievement only comes when you reach for it. That’s why we continually strive to deliver better outcomes for investors. No matter what your goals are, our deep, global investment expertise allows us to offer solutions that can help.

During our more than 70 years of experience, we’ve managed through all kinds of markets—up, down and those in between. We’re always preparing for what may come next. It’s because of this, combined with our strength as one of the world’s largest asset managers that we’ve earned the trust of millions of investors around the world.

Dear Franklin Mutual Quest Fund Shareholder:

As we enter 2020, the factors that lifted stocks to record highs in 2019—accommodative central bank monetary policies and progress on a proposed trade deal between the U.S. and China—continue to be sources of optimism for growth. The near-term threat of recession has eased, with the U.S. economy showing resilience as low unemployment and moderately rising wages have encouraged consumer spending, which has supported the expansion. In contrast, business investment and exports were weak in 2019, but there are nascent signs of increasing industrial activity.

Tariffs, trade battles and geopolitical conflict may continue to dominate headlines in 2020 and account for a disproportionate source of market volatility. The U.S. and China agreed in principle to a phase-one trade agreement in late 2019. However, a re-escalation of the tariff dispute between the world’s two largest economies is not out of the question, as negotiations on a phase-two trade agreement are scheduled to start after the anticipated phase-one signing ceremony in January. There was clarity on Brexit as British voters delivered a resounding election victory to Prime Minister Boris Johnson and his Conservative Party, which should pave the way for a conclusive exit agreement. The terms of U.K. departure, however, must still be finalized. Late in the period, tensions in the Middle East were on the rise, following the death of an American contractor in Iraq in late December and a retaliatory U.S. military strike two days later.

During the period, we took advantage of market turbulence to seek out a larger number of stocks whose risk/reward profiles turned more favorable. Subsequently, we used the market appreciation to exit from or trim select positions that reached or exceeded our estimates of intrinsic value. Market volatility continues to present occasional opportunities in individual stocks, and in certain sectors, notably those considered to be economically sensitive. We continue to focus on situations in which company-specific actions are more important than economic improvement in driving shareholder value.

Valuation is an essential factor in our analysis, and we always ask ourselves if current and potential investments represent an attractive balance of risk and reward. Amid the all-time highs reached by the Standard & Poor’s® 500 Index (S&P 500®) during the period, we maintained our focus on individual securities and the prospects for each business in the context of its valuation and the backdrop of potential political and economic risks.

We continue to adhere to a bottom-up stock selection process that is disciplined, driven by rigorous fundamental analysis, and that attempts to limit downside risk. In our view, actively investing in underappreciated and misunderstood companies with identifiable catalysts for unlocking shareholder value can offer meaningful upside potential and a degree of downside protection in periods of financial market turbulence.

We recognize the important role of financial advisors in today’s markets and encourage investors to continue to seek their advice. Amid changing markets and economic conditions, we are confident investors with a well-diversified portfolio and a patient, long-term outlook will be well positioned for the years ahead.

On the following pages, the Fund’s portfolio management team reviews investment decisions that pertain to performance during the past 12 months considering the

Not FDIC Insured | May Lose Value | No Bank Guarantee

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economic environment and other factors. Please remember all securities markets fluctuate, as do mutual fund share prices.

We thank you for investing with Franklin Templeton, welcome your questions and comments, and look forward to continuing to serve your investment needs in the years ahead.

Sincerely,

Peter A. Langerman

Chairman, President and Chief Executive Officer

Franklin Mutual Advisers, LLC

This letter reflects our analysis and opinions as of December 31, 2019, unless otherwise indicated. The information is not a complete analysis of every aspect of any market, country, industry, security or fund. Statements of fact are from sources considered reliable.

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ANNUAL REPORT

Franklin Mutual Quest Fund

This annual report for Franklin Mutual Quest Fund covers the fiscal year ended December 31, 2019.

Your Fund’s Goal and Main Investments

The Fund seeks capital appreciation, which may occasionally be short term, with income as a secondary goal. Under normal market conditions, the Fund invests substantially to primarily in equity securities of U.S. and foreign companies that we believe are available at market prices less than their intrinsic value. The equity securities in which the Fund invests are primarily common stock, with a current focus on mid- and large-cap companies. To a lesser extent, the Fund also invests in merger arbitrage securities and the debt and equity of distressed companies. The Fund may invest a substantial portion, potentially up to 100% of its assets, in foreign securities, which may include sovereign debt and participations in foreign government debt. The Geographic Composition bar chart on this page lists the leading countries where the Fund invests.

Performance Overview

The Fund’s Class Z shares posted a +12.40% cumulative total return for the 12 months ended December 31, 2019. In comparison, the Fund’s benchmark, the MSCI World Index (USD), which tracks stock performance in global developed markets, posted a total return of +28.40%.1 Also for comparison, the Fund’s secondary benchmark, the Bloomberg Barclays U.S. Corporate High Yield Index, which measures the U.S. corporate market of non-investment grade, fixed-rate corporate bonds, defined as the middle or lower ratings of Moody’s, Fitch and Standard & Poor’s, posted a +14.32% total return.1 You can find more of the Fund’s performance data in the Performance Summary beginning on page 9.

Geographic Composition*

Based on Total Net Assets as of 12/31/19

*Figures are stated as a percentage of total and may not equal 100% or may be negative due to rounding, use of any derivatives, unsettled trades or other factors.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Economic and Market Overview

Global developed and emerging market stocks, as measured by the MSCI All Country World Index (USD), posted a +27.30% total return during the 12 months ended December 31, 2019.1 Although global economic growth slowed from 2018, interest-rate cuts from many central banks and the easing of trade tensions near period-end contributed to the generally positive environment for equities worldwide. Reflecting investor optimism and slowing but resilient economic growth, stocks advanced in every major region of the globe.

1. Source: Morningstar.

The indexes are unmanaged and include reinvestment of any income or distributions. They do not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

The SOI begins on page 18.

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In the U.S., solid economic growth also supported equities, as healthy consumer spending and a strong labor market kept the economy afloat. The unemployment rate fell during the year, reaching 3.5% in September, November and December 2019, the lowest recorded unemployment rate in 50 years.2 Wages also grew, albeit at a moderate pace, and inflation remained persistently low. In addition, deficit spending by the U.S. government boosted current growth at the expense of long-term debt. Despite the strength in the consumer sector, some parts of the economy struggled, particularly heavy industry. Annual industrial production contracted late in the reporting period, manufacturing output stalled and capital spending declined.

The U.S. Federal Reserve (Fed) provided a substantial boost to equity markets early in the reporting period as it shifted to a more accommodative monetary policy. In January 2019, the Fed signaled the end of its tightening cycle and cut the federal funds rate three times thereafter, lowering it to a range of 1.50%–1.75%. Stocks responded positively to the interest-rate cuts and gained further in December 2019 after the Fed indicated it would likely leave interest rates unchanged in 2020.

Growth slowed overall in the eurozone, particularly in Germany and Italy. Germany, which is heavily reliant on exports, was adversely affected by the trade conflict between the U.S. and China and the resulting slowdown in global trade. In Italy, political uncertainty and budget concerns caused the country’s annual gross domestic product (GDP) growth to stall in 2019’s first quarter before modestly improving in the second and third quarters. Despite sluggish economic conditions, European developed market equities, as measured by the MSCI Europe Index-NR (Local Currency), posted a +23.75% total return for the 12-month period, as easing trade tensions buoyed investor optimism and an electoral victory by the Conservative Party in the U.K. alleviated uncertainty surrounding Brexit.3 Although the European Central Bank left its headline refinancing rate unchanged, it lowered the deposit rate and restarted its bond-buying stimulus program, further supporting stocks.

Economic growth in Asia was relatively solid overall, despite slowdowns in several large emerging market countries, such as China and India. Japan’s economy grew amid the Bank of Japan’s sizable stimulus program. The trade war between the U.S. and China provided the backdrop for Asian stocks, which rose and fell in sync with investor sentiment regarding a trade deal. A phase one trade agreement between the two countries reached in December 2019 propelled Asian developed and emerging market stocks, which ultimately ended with a +19.23% total return over the 12-month period, as measured by the MSCI All Country Asia Index (USD).4

Emerging market stocks overall experienced several sharp selloffs and subsequent rebounds throughout the reporting period before ending with gains. In aggregate, economic growth slowed somewhat from 2018 but remained solid, although there was some variation among individual countries. Many central banks in emerging markets cut interest rates throughout the reporting period, which, along with resilient GDP growth, provided a supportive environment for equities. Russian stocks posted the highest returns among emerging markets as the threat of further sanctions receded and a solid fiscal environment reassured investors. Overall, global emerging markets, as measured by the MSCI Emerging Markets Index (USD), posted a +18.90% total return for the 12-month period.1

Investment Strategy

At Franklin Mutual Series, we are committed to our distinctive value approach to investing, which we believe can generate above-average risk-adjusted returns over time for our shareholders. Our major investment strategy is investing in undervalued stocks. When selecting undervalued equities, we are attracted to what we believe are fundamentally strong companies with healthy balance sheets, high-quality assets, substantial free cash flow and shareholder-oriented management teams and whose stocks are trading at discounts to our assessment of the companies’ intrinsic or business value. We also look for asset-rich companies whose shares may be trading at depressed levels due to concerns over short-term earnings disappointments, litigation, management strategy or other perceived negatives. This strict value approach is not only intended to improve the likelihood of capital appreciation, but also reduces the risk of substantial declines, in our opinion. While the vast majority of our undervalued equity investments are made in publicly traded companies globally, we may invest occasionally in privately held companies as well.

To a lesser extent, we complement this more traditional investment strategy with two others. One is distressed investing, a highly specialized field that has proven quite profitable during certain periods over the years. Distressed investing is complex and can take many forms. The most

2. Source: U.S. Bureau of Labor Statistics.

3. Source: Morningstar. Net Returns (NR) include income net of withholding when dividends are paid.

4. Source: MSCI.

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common distressed investment the Fund undertakes is the purchase of financially troubled or bankrupt companies’ debt at a substantial discount to face value. After the financially distressed company is reorganized, often in bankruptcy court, the old debt is typically replaced with new securities issued by the financially stronger company.

The other piece of our investment strategy is participating in arbitrage situations, another highly specialized field. When companies announce proposed mergers or takeovers, commonly referred to as deals, the target company may trade at a discount to the bid it ultimately accepts. One form of arbitrage involves purchasing the target company’s stock when it is trading below the value we believe it would receive in a deal. In keeping with our commitment to a relatively conservative investment approach, we typically focus our arbitrage efforts on announced deals, and avoid rumored deals or other situations we consider relatively risky. The current percentages of the Fund’s assets devoted to these investment strategies are listed in the Asset Allocation bar chart on this page. In addition, it is our practice to hedge the Fund’s currency exposure when we deem it advantageous for our shareholders.

What is meant by “hedge”?

To hedge an investment is to take a position intended to offset potential losses that may be incurred by a companion financial instrument. Hedging an investment may also offset potential gains.

Manager’s Discussion

The end of a decade is a natural time for reflection about the years that have just passed and to look ahead to what the next 10 might have in store. Across Wall Street, we see many prognostications, and while we are not in the forecasting business, we do allow ourselves to think about investment opportunities over such an extended time period. But experience has taught us that while trying to predict the exact course of markets and/or economic and political events that will drive them may be fun, it is not all that useful.

As 2010 began, the global economy was still recovering from the Global Financial Crisis. The U.S. government owned significant portions of the banking and automotive sectors. The Fed had already started quantitative easing (QE), with QE 2 and QE 3 still to come. In Europe, concerns about

Asset Allocation*

Based on Total Net Assets as of 12/31/19

*Figures are stated as a percentage of total and may not equal 100% or may be negative due to rounding, use of any derivatives, unsettled trades or other factors.

Greece’s finances were emerging, and in China the effects of 2009’s massive stimulus programs were starting to take hold.

Over the subsequent years we saw ongoing, global QE, culminating in trillions of dollars of debt yielding negative interest rates. The European Union (EU) was in continuous upheaval, with Greece threatening to leave, but eventually staying in the eurozone; the U.K. pursuing and achieving Brexit; and ongoing strain between core members Germany, France, Italy and Spain. In the U.S., average annual economic growth was restrained and finished the decade below 2%, trailing the minimum 3% expectation of prior decades. Strong corporate profits and lower corporate tax rates were bright spots.

Equity markets delivered a very good decade—one of the best in history—with the MSCI World Index (USD) and the S&P 500 posting average annual total returns of +10.08% and +13.56%, respectively.1 During the decade, Franklin Mutual Quest Fund, Class Z posted an average annual total return of +6.91%, a solid absolute return that nonetheless lagged the MSCI World Index (USD), its benchmark. The Fund’s value strategy, which seeks to identify mispriced securities and limit downside risk, was out of favor in an environment that generally encouraged investors to assume more risk. Conversely, the Fund’s Class Z shares posted an average annual total return of +7.92% in the prior decade, compared with +0.23% for the MSCI World Index (USD).5 Our active investment approach focusing on individual opportunities was more conducive to the prior decade’s greater volatility.

5. Source: Morningstar.

The index is unmanaged and includes reinvestment of any income or distributions. It does not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

See www.franklintempletondatasources.com for additional data provider information.

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In our view, going forward we expect more political and monetary uncertainty and economic growth in unexpected places. Corporate profits will have good years and bad years. Some industries will be massively disrupted, while others will find a way to adjust and prosper, even within the context of artificial intelligence and machine learning. Recent events, such as the coronavirus outbreak, have caused, and may continue to cause, uncertainty and volatility in the Chinese economy, potentially leading to vulnerability in 2020 global growth expectations. As for investment positioning, we intend to avoid forecasts that would lead us to make the Fund’s success dependent on a specific set of outcomes. Rather, we will seek to continue with our time-tested value process and complement it with new tools that enhance our security evaluation and selection process. To that end, we have integrated risk and quantitative portfolio analysis tools that provide us with fresh insights about performance, and help us identify companies and securities that we believe satisfy our investors’ goals of risk-adjusted returns that are not wholly dependent on any one economic or political scenario.

Fund Performance

Turning to Fund performance, top positive contributors included British American Tobacco, Charter Communications and Voya Financial. British American Tobacco and Voya Financial are listed among the Fund’s largest positions in the Top 10 Equity Holdings table on page 7.

Shares of U.K.-based British American Tobacco rebounded in November, lifted by management’s guidance that revenue and profit would be in the upper half of its target range. Sentiment also improved following decisions by U.S. regulators that reversed previous stances on nicotine. The U.S. Department of Health and Human Services dropped a proposal to cut the level of nicotine in cigarettes, and the U.S. Food and Drug Administration removed nicotine from its regulatory agenda.

Shares of U.S.-based cable operator Charter Communications surged after the company reported operating and financial results that were broadly ahead of consensus estimates. Capital expenditures were lower than expected and drove free cash flow, which was used during the period to buy back $3.1 billion of the company’s stock. The market was anticipating share repurchases totaling $2.25 billion. Revenue accelerated 5.1% compared with consensus forecasts of 4.5%. The increased revenue, however, did not reflect the impact of a broad-based increase in per subscriber fees implemented during the period, which could drive revenue growth and margin expansion in 2020. According to the company’s management, there has not

Top 10 Sectors/Industries

Based on Equity Securities as of 12/31/19

% of Total Net Assets

Insurance	9.6%

Oil, Gas & Consumable Fuels	8.6%

Tobacco	7.8%

Media	7.8%

Pharmaceuticals	6.3%

Communications Equipment	3.5%

Diversified Financial Services	3.3%

Software	3.2%

Interactive Media & Services	2.4%

Aerospace & Defense	2.3%

been a meaningful decrease in customers as a result of the higher per subscriber fees.

Shares of U.S.-based investment and insurance company Voya Financial rallied in September after reporting earnings that beat consensus expectations, and the company expanded its stock buyback program. Voya’s shares also surged in December after the company announced that it was selling its individual life and other non-retirement annuities businesses to Resolution Life Group Holdings (not a Fund holding) for $1.7 billion. Voya’s management said it expects to use $600 million to $800 million of the proceeds to pay down debt and between $900 million and $1.1 billion for stock repurchases in 2020.

During the period under review, Fund investments that detracted from performance included Baidu, Envision Healthcare and Occidental Petroleum.

Shares of China-based internet search firm Baidu slid after the company posted a 2019 first-quarter loss, attributable to a weaker Chinese economy and increased governmental regulation that hindered advertising sales growth. Earnings improved in subsequent quarters, but the overhang from the U.S.-China trade dispute hampered the stock price. Management continues to invest heavily in its video-streaming platform and other initiatives, such as artificial intelligence. We believe these investments may help Baidu further diversify its business into new growth markets.

Our bond holdings of Envision Healthcare, a U.S.-based physician and ambulatory services company, declined in value following a rating agency downgrade of its senior secured and senior unsecured debt to B and CCC+, respectively. The move by Standard & Poor’s (S&P) follows a one-notch downgrade across the company’s ratings by Moody’s in September that dropped the unsecured rating to

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Caa2. S&P cited lower-than-expected cash flow as reason for the downgrade. Global investment firm KKR acquired Envision Healthcare in 2018 through a leveraged buyout. We maintain a position in Envision as it continues to offer an attractive yield.

The stock of Occidental Petroleum, a U.S.-based petroleum and chemical products company, traded lower in 2019 as investors struggled to accept its acquisition of Anadarko Petroleum, during a period in which energy stocks were under pressure from falling crude oil prices. We think the Anadarko deal should be highly beneficial to the company’s per share metrics, although the acquisition will make the company more dependent on oil prices, while significantly weakening its balance sheet. The acquired Permian Basin assets complement Occidental’s existing portfolio, and the considerable free cash flow generated from Anadarko’s Gulf of Mexico operations can help reduce debt and support its dividend. Occidental’s management is strengthening the company’s financial position by disposing of non-core assets, which is key to restoring investor confidence, in our view.

During the period, the Fund held currency forwards and futures seeking to hedge most of the currency risk of the portfolio’s non-U.S. dollar investments. The hedges had a modestly positive overall impact on the Fund’s performance.

What is a currency forward?

A currency forward is a direct agreement between the Fund and a counterparty to buy or sell a foreign currency in exchange for another currency at a specific exchange rate on a future date.

What is a future?

A future is an agreement between the Fund and a counterparty made through a U.S. or foreign futures exchange to buy or sell an underlying instrument or asset at a specific price on a future date.

As fellow shareholders, we found recent relative performance disappointing, but it is not uncommon for our strategy to lag the equity markets at times. We remain committed to our disciplined, value investment approach as we seek to generate attractive, long-term, risk-adjusted returns for shareholders.

Top 10 Equity Holdings

12/31/19

Company Sector/Industry, Country	% of Total Net Assets

British American Tobacco PLC Tobacco, U.K.	4.3%

Sorenson Communications LLC Communications Equipment, U.S.	3.5%

Eli Lilly & Co. Pharmaceuticals, U.S.	2.4%

Baidu Inc. Interactive Media & Services, China	2.4%

Voya Financial Inc. Diversified Financial Services, U.S.	2.3%

Discovery Inc. Media, U.S.	2.3%

Everest Re Group Ltd. Insurance, U.S.	2.3%

JXTG Holdings Inc. Oil, Gas & Consumable Fuels, Japan	2.1%

Liberty Global PLC Media, U.K.	2.1%

Imperial Brands PLC Tobacco, U.K.	2.0%

Thank you for your participation in Franklin Mutual Quest Fund. We look forward to continuing to serve your investment needs.

Shawn M. Tumulty Co-Portfolio Manager

Keith Luh, CFA Co-Portfolio Manager

CFA® is a trademark owned by CFA Institute.

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The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2019, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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Performance Summary as of December 31, 2019

The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 12/31/19

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 5.50% and the minimum is 0%. Class A: 5.50% maximum initial sales charge. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return[1]	Average Annual Total Return[2]

Z

1-Year	+12.40%	+12.40%

5-Year	+22.93%	+4.21%

10-Year	+94.98%	+6.91%

A3

1-Year	+12.14%	+5.99%

5-Year	+21.40%	+2.79%

10-Year	+89.74%	+6.01%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 11 for Performance Summary footnotes.

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PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

Class Z (1/1/10–12/31/19)

Class A (1/1/10–12/31/19)

See page 11 for Performance Summary footnotes.

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PERFORMANCE SUMMARY

Distributions (1/1/19–12/31/19)

Share Class	Net Investment Income

Z	$0.4954

A	$0.4582

C	$0.3334

R	$0.4192

R6	$0.5048

Total Annual Operating Expenses5

Share Class

Z	0.78%

A	1.03%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Value securities may not increase in price as anticipated or may decline further in value. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments. Because the Fund may invest its assets in companies in a specific region, including Europe, it is subject to greater risks of adverse developments in that region and/or the surrounding regions than a fund that is more broadly diversified geographically. Current political and financial uncertainty surrounding the European Union may increase market volatility and the economic risk of investing in companies in Europe. Smaller-company stocks have exhibited greater price volatility than larger-company stocks, particularly over the short term. The Fund’s investments in companies engaged in mergers, reorganizations or liquidations also involve special risks as pending deals may not be completed on time or on favorable terms. The Fund may invest in lower-rated bonds, which entail higher credit risk. The Fund’s prospectus also includes a description of the main investment risks.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

3. Prior to 9/10/18, these shares were offered at a higher initial sales charge of 5.75%, thus actual returns (with sales charges) would have differed. Average annual total returns (with sales charges) have been restated to reflect the current maximum initial sales charge of 5.50%..

4. Source: Morningstar. The MSCI World Index (USD) is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed markets. The Bloomberg Barclays U.S. Corporate High Yield Index measures the U.S. corporate market of non-investment grade, fixed-rate corporate bonds, defined as the middle or lower ratings of Moody’s, Fitch and Standard & Poor’s (Ba1/BB+/BB+).

5. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN MUTUAL QUEST FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)

Share Class	Beginning Account Value 7/1/19	Ending Account Value 12/31/19	Expenses Paid During Period 7/1/19–12/31/191,[2]	Ending Account Value 12/31/19	Expenses Paid During Period 7/1/19–12/31/191,[2]	Net Annualized Expense Ratio[2]

Z	$1,000	$1,044.20	$4.02	$1,021.27	$3.97	0.78%
A	$1,000	$1,042.90	$5.30	$1,020.01	$5.24	1.03%
C	$1,000	$1,039.40	$9.15	$1,016.23	$9.05	1.78%
R	$1,000	$1,041.50	$6.59	$1,018.75	$6.51	1.28%
R6	$1,000	$1,044.10	$3.71	$1,021.58	$3.67	0.72%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 184/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements, for Class R6.

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FRANKLIN MUTUAL SERIES FUNDS

Financial Highlights

Franklin Mutual Quest Fund

		Year Ended December 31,

	2019	2018	2017	2016	2015

Class Z

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$12.95	$15.83	$15.52	$14.47	$16.21

Income from investment operations[a]:

Net investment income[b]	0.45	0.48	0.58	0.87[c]	0.54

Net realized and unrealized gains (losses)	1.16	(1.58)	0.49	1.47	(1.45)

Total from investment operations	1.61	(1.10)	1.07	2.34	(0.91)

Less distributions from:

Net investment income	(0.50)	(0.58)	(0.63)	(1.01)	(0.68)

Net realized gains	—	(1.20)	(0.13)	(0.28)	(0.15)

Total distributions	(0.50)	(1.78)	(0.76)	(1.29)	(0.83)

Net asset value, end of year	$14.06	$12.95	$15.83	$15.52	$14.47

Total return	12.40%	(6.85)%	6.92%	16.26%	(5.55)%

Ratios to average net assets

Expenses[d,e]	0.78%	0.78%	0.79%	0.79%[f]	0.82%[f]

Expenses incurred in connection with securities sold short	0.02%	—%[g]	—%	0.01%	0.03%

Net investment income	3.22%	2.96%	3.65%	5.74%[c]	3.35%

Supplemental data

Net assets, end of year (000’s)	$3,042,387	$3,054,792	$3,667,351	$3,683,095	$3,577,696

Portfolio turnover rate	60.96%	115.52%	32.90%	44.04%	30.51%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.05 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 5.42%.

dIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(e).

eBenefit of expense reduction rounds to less than 0.01%.

fBenefit of waiver and payments by affiliates rounds to less than 0.01%.

gRounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	13

FRANKLIN MUTUAL SERIES FUNDS

FINANCIAL HIGHLIGHTS

Franklin Mutual Quest Fund (continued)

		Year Ended December 31,

	2019	2018	2017	2016	2015

Class A

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$12.75	$15.60	$15.32	$14.29	$16.02

Income from investment operations[a]:

Net investment income[b]	0.41	0.43	0.53	0.83[c]	0.49

Net realized and unrealized gains (losses)	1.14	(1.54)	0.46	1.45	(1.43)

Total from investment operations	1.55	(1.11)	0.99	2.28	(0.94)

Less distributions from:

Net investment income	(0.46)	(0.54)	(0.58)	(0.97)	(0.64)

Net realized gains	—	(1.20)	(0.13)	(0.28)	(0.15)

Total distributions	(0.46)	(1.74)	(0.71)	(1.25)	(0.79)

Net asset value, end of year	$13.84	$12.75	$15.60	$15.32	$14.29

Total return[d]	12.14%	(7.00)%	6.54%	16.04%	(5.85)%

Ratios to average net assets

Expenses[e,f]	1.03%	1.03%	1.04%	1.04% [g]	1.10% [g]

Expenses incurred in connection with securities sold short	0.02%	—% [h]	—%	0.01%	0.03%

Net investment income	2.97%	2.71%	3.40%	5.49%[c]	3.07%

Supplemental data

Net assets, end of year (000’s)	$1,035,699	$1,067,382	$1,153,870	$1,216,085	$1,203,508

Portfolio turnover rate	60.96%	115.52%	32.90%	44.04%	30.51%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.05 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 5.17%.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

eIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(e).

fBenefit of expense reduction rounds to less than 0.01%.

gBenefit of waiver and payments by affiliates rounds to less than 0.01%.

hRounds to less than 0.01%.

14	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN MUTUAL SERIES FUNDS

FINANCIAL HIGHLIGHTS

Franklin Mutual Quest Fund (continued)

		Year Ended December 31,

	2019	2018		2017	2016		2015

Class C

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$12.64	$15.35		$15.06	$14.08		$15.78

Income from investment operations[a]:

Net investment income[b]	0.30	0.29		0.41	0.70[c]		0.36

Net realized and unrealized gains (losses)	1.12	(1.49)		0.47	1.41		(1.39)

Total from investment operations	1.42	(1.20)		0.88	2.11		(1.03)

Less distributions from:

Net investment income	(0.33)	(0.31)		(0.46)	(0.85)		(0.52)

Net realized gains	—	(1.20)		(0.13)	(0.28)		(0.15)

Total distributions	(0.33)	(1.51)		(0.59)	(1.13)		(0.67)

Net asset value, end of year	$13.73	$12.64		$15.35	$15.06		$14.08

Total return[d]	11.26%	(7.77)%		5.89%	15.10%		(6.49)%

Ratios to average net assets

Expenses[e,f]	1.78%	1.78%		1.79%	1.79%	[g]	1.82% [g]

Expenses incurred in connection with securities sold short	0.02%	—%	[h]	—%	0.01%		0.03%

Net investment income	2.22%	1.96%		2.65%	4.74%[c]		2.35%

Supplemental data

Net assets, end of year (000’s)	$112,751	$141,619		$309,160	$343,624		$337,974

Portfolio turnover rate	60.96%	115.52%		32.90%	44.04%		30.51%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.05 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 4.42%.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

eIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(e).

fBenefit of expense reduction rounds to less than 0.01%.

gBenefit of waiver and payments by affiliates rounds to less than 0.01%.

hRounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	15

FRANKLIN MUTUAL SERIES FUNDS

FINANCIAL HIGHLIGHTS

Franklin Mutual Quest Fund (continued)

	Year Ended December 31,

	2019	2018	2017	2016		2015

Class R

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$12.54	$15.40	$15.14	$14.14		$15.87

Income from investment operations[a]:

Net investment income[b]	0.37	0.39	0.50	0.78	[c]	0.44

Net realized and unrealized gains (losses)	1.12	(1.53)	0.46	1.43		(1.40)

Total from investment operations	1.49	(1.14)	0.96	2.21		(0.96)

Less distributions from:

Net investment income	(0.42)	(0.52)	(0.57)	(0.93)		(0.62)

Net realized gains	—	(1.20)	(0.13)	(0.28)		(0.15)

Total distributions	(0.42)	(1.72)	(0.70)	(1.21)		(0.77)

Net asset value, end of year	$13.61	$12.54	$15.40	$15.14		$14.14

Total return	11.88%	(7.31)%	6.38%	15.69%		(6.03)%

Ratios to average net assets

Expenses[d,e]	1.28%	1.28%	1.29%	1.29%	[f]	1.32% [f]

Expenses incurred in connection with securities sold short	0.02%	—% [g]	—%	0.01%		0.03%

Net investment income	2.72%	2.46%	3.15%	5.24%	[c]	2.85%

Supplemental data

Net assets, end of year (000’s)	$3,415	$2,929	$1,774	$880		$898

Portfolio turnover rate	60.96%	115.52%	32.90%	44.04%		30.51%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.05 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 4.92%.

dIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(e).

eBenefit of expense reduction rounds to less than 0.01%.

fBenefit of waiver and payments by affiliates rounds to less than 0.01%.

gRounds to less than 0.01%.

16	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN MUTUAL SERIES FUNDS

FINANCIAL HIGHLIGHTS

Franklin Mutual Quest Fund (continued)

		Year Ended December 31,

	2019	2018	2017	2016		2015

Class R6

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$12.94	$15.81	$15.51	$14.45		$16.19

Income from investment operations[a]:

Net investment income[b]	0.46	0.49	0.64	0.88	[c]	0.55

Net realized and unrealized gains (losses)	1.15	(1.57)	0.43	1.48		(1.44)

Total from investment operations	1.61	(1.08)	1.07	2.36		(0.89)

Less distributions from:

Net investment income	(0.50)	(0.59)	(0.64)	(1.02)		(0.70)

Net realized gains	—	(1.20)	(0.13)	(0.28)		(0.15)

Total distributions	(0.50)	(1.79)	(0.77)	(1.30)		(0.85)

Net asset value, end of year	$14.05	$12.94	$15.81	$15.51		$14.45

Total return	12.40%	(6.73)%	6.94%	16.44%		(5.54)%

Ratios to average net assets

Expenses before waiver and payments by affiliates[d]	0.74%	0.74%	0.72%	0.71%		0.74%

Expenses net of waiver and payments by affiliates[d,e]	0.72%	0.72%	0.72%	0.71%	[f]	0.74% [f]

Expenses incurred in connection with securities sold short	0.02%	—% [g]	—%	0.01%		0.03%

Net investment income	3.28%	3.02%	3.72%	5.82%	[c]	3.43%

Supplemental data

Net assets, end of year (000’s)	$107,723	$116,012	$123,863	$52,277		$41,408

Portfolio turnover rate	60.96%	115.52%	32.90%	44.04%		30.51%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.05 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 5.50%.

dIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(e).

eBenefit of expense reduction rounds to less than 0.01%.

fBenefit of waiver and payments by affiliates rounds to less than 0.01%.

gRounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	17

FRANKLIN MUTUAL SERIES FUNDS

Statement of Investments, December 31, 2019

Franklin Mutual Quest Fund

	Country	Shares/ Rights/ Units/ Warrants	Value

Common Stocks and Other Equity Interests 67.0%
Aerospace & Defense 2.3%
BAE Systems PLC	United Kingdom	7,240,981	$54,166,111
Huntington Ingalls Industries Inc.	United States	186,900	46,889,472

			101,055,583

Auto Components 0.0%†
[a,b,c] International Automotive Components Group Brazil LLC	Brazil	2,548,299	92,503

Banks 0.5%
BNP Paribas SA	France	180,324	10,683,512
Wells Fargo & Co.	United States	189,200	10,178,960

			20,862,472

Chemicals 0.4%
[d] Advanced Emissions Solutions Inc.	United States	1,724,209	18,104,195

Commercial Services & Supplies 0.7%
[a] Advanced Disposal Services Inc.	United States	865,200	28,439,124

Communications Equipment 3.5%
[a,b,c,d] Sorenson Communications LLC, Membership Interests	United States	224,279	152,057,986

Diversified Consumer Services 0.0%
[a,b] Affinion Group Holdings Inc., wts., 4/10/24	United States	48,381	—

Diversified Financial Services 3.3%
[a] M&G PLC	United Kingdom	13,937,492	43,785,960
Voya Financial Inc.	United States	1,638,886	99,939,268

			143,725,228

Diversified Telecommunication Services 1.0%
AT&T Inc.	United States	720,975	28,175,703
[a] Intelsat SA	United States	1,002,495	7,047,540
[a] Zayo Group Holdings Inc.	United States	199,800	6,923,070

			42,146,313

Energy Equipment & Services 0.1%
Baker Hughes Co., A	United States	162,400	4,162,312

Food Products 1.2%
Bunge Ltd.	United States	627,878	36,134,379
Conagra Brands Inc.	United States	509,612	17,449,115

			53,583,494

Health Care Equipment & Supplies 1.2%
Envista Holdings Corp.	United States	721,049	21,371,893
Medtronic PLC	United States	250,543	28,424,103

			49,795,996

Independent Power & Renewable Electricity Producers 1.3%
Vistra Energy Corp.	United States	2,401,437	55,209,037

18	Annual Report	franklintempleton.com

FRANKLIN MUTUAL SERIES FUNDS

STATEMENT OF INVESTMENTS

Franklin Mutual Quest Fund (continued)

	Country	Shares/ Rights/ Units/ Warrants	Value

Common Stocks and Other Equity Interests (continued)
Insurance 9.6%
ASR Nederland NV	Netherlands	1,510,686	$56,517,139
[a] Brighthouse Financial Inc.	United States	1,987,579	77,972,724
Everest Re Group Ltd.	United States	353,566	97,881,211
The Hartford Financial Services Group Inc.	United States	1,044,190	63,455,426
Lancashire Holdings Ltd.	United Kingdom	45,105	458,201
NN Group NV	Netherlands	1,223,210	46,393,223
RSA Insurance Group PLC	United Kingdom	9,614,692	72,024,514

			414,702,438

Interactive Media & Services 2.4%
[a] Baidu Inc., ADR	China	805,393	101,801,675

IT Services 1.6%
Cognizant Technology Solutions Corp., A	United States	1,124,900	69,766,298

Machinery 1.6%
[a] Navistar International Corp.	United States	2,355,409	68,165,537

Media 7.8%
[a] Charter Communications Inc., A	United States	93,270	45,243,412
[a] Clear Channel Outdoor Holdings Inc.	United States	16,963,460	48,515,496
[a] Discovery Inc., C	United States	3,223,884	98,296,223
Gannett Co. Inc.	United States	2,768,935	17,665,805
[a] iHeartMedia Inc., A	United States	1,623,513	27,437,370
[a,b] iHeartMedia Inc., B	United States	23,770	341,456
[a] iHeartMedia Inc., wts., A, 5/01/39	United States	1,872	31,635
[a,d] Lee Enterprises Inc./IA	United States	3,245,968	4,609,275
[a,b,c,d] Lee Enterprises Inc., wts., 12/31/22	United States	1,110,000	130,691
[a] Liberty Global PLC, C.	United Kingdom	4,194,789	91,425,426

			333,696,789

Oil, Gas & Consumable Fuels 8.6%
BP PLC	United Kingdom	9,261,430	57,847,875
Caltex Australia Ltd.	Australia	582,961	13,886,724
Canadian Natural Resources Ltd.	Canada	182,800	5,912,213
JXTG Holdings Inc.	Japan	20,035,237	91,792,450
Kinder Morgan Inc.	United States	415,470	8,795,500
Marathon Oil Corp.	United States	3,163,559	42,961,131
Occidental Petroleum Corp.	United States	1,229,030	50,648,326
Plains All American Pipeline LP	United States	199,100	3,661,449
Royal Dutch Shell PLC, A	United Kingdom	1,467,136	43,049,789
The Williams Cos. Inc.	United States	2,208,222	52,379,026

			370,934,483

Pharmaceuticals 6.4%
Allergan PLC	United States	202,983	38,804,260
[a] Bristol-Myers Squibb Co., rts., 2/01/49	United States	295,300	888,853
Eli Lilly & Co.	United States	796,911	104,738,013
Novartis AG, ADR	Switzerland	529,806	50,167,330

franklintempleton.com	Annual Report	19

FRANKLIN MUTUAL SERIES FUNDS

STATEMENT OF INVESTMENTS

Franklin Mutual Quest Fund (continued)

	Country	Shares/ Rights/ Units/ Warrants	Value

Common Stocks and Other Equity Interests (continued)
Pharmaceuticals (continued)
Perrigo Co. PLC.	United States	1,564,842	$80,839,738

			275,438,194

Software 3.2%
[a] Avaya Holdings Corp.	United States	168	2,268
[a] Avaya Holdings Corp., wts., 12/15/22	United States	338,090	405,708
[a] Check Point Software Technologies Ltd.	Israel	517,511	57,423,021
NortonLifeLock Inc.	United States	1,505,152	38,411,479
Oracle Corp.	United States	769,800	40,784,004

			137,026,480

Specialty Retail 1.2%
Dufry AG	Switzerland	30,278	3,004,489
Tiffany & Co.	United States	153,164	20,470,369
[a,b,d] TRU Kids Parent LLC	United States	7,104	26,506,829
[a,b,d] Wayne Services Legacy Inc.	United States	7,104	—

			49,981,687

Tobacco 7.8%
Altria Group Inc.	United States	1,356,100	67,682,951
British American Tobacco PLC	United Kingdom	4,311,835	184,544,818
Imperial Brands PLC	United Kingdom	3,434,804	85,025,036

			337,252,805

Wireless Telecommunication Services 1.3%
Vodafone Group PLC	United Kingdom	28,081,388	54,583,557

Total Common Stocks and Other Equity Interests (Cost $2,738,111,836)			2,882,584,186

Convertible Preferred Stocks (Cost $26,071,880) 0.7%
Multi-Utilities 0.7%
Sempra Energy, 6.00%, cvt. pfd., A	United States	245,650	29,482,913

Preferred Stocks 1.4%
Auto Components 0.3%
[e] Schaeffler AG, 5.713%, pfd	Germany	1,365,000	14,738,343

Technology Hardware, Storage & Peripherals 1.1%
[e] Samsung Electronics Co. Ltd., 3.119%, pfd	South Korea	1,162,517	45,656,339

Total Preferred Stocks (Cost $32,648,785)			60,394,682

20	Annual Report	franklintempleton.com

FRANKLIN MUTUAL SERIES FUNDS

STATEMENT OF INVESTMENTS

Franklin Mutual Quest Fund (continued)

	Country	Principal Amount*	Value

Corporate Bonds, Notes and Senior Floating Rate Interests 16.5%
[f,g] Affinion Group Inc., Term Loan, 7.549%, (1-month USD LIBOR + 5.75%), 4/05/24	United States	$18,650,677	$16,055,118
[h] Banff Merger Sub Inc., senior note, 144A, 9.75%, 9/01/26	United States	50,000,000	50,751,250
Envision Healthcare Corp.,
[h] senior note, 144A, 8.75%, 10/15/26	United States	140,000,000	87,198,650
[f,g] Term Loan B, 5.549%, (1-month USD LIBOR + 3.75%), 10/11/25	United States	40,639,624	34,871,073
Frontier Communications Corp.,
[h] second lien, 144A, 8.50%, 4/01/26	United States	25,000,000	25,358,750
senior note, 8.875%, 9/15/20	United States	21,382,000	11,653,190
senior note, 10.50%, 9/15/22	United States	77,063,000	37,784,914
senior note, 11.00%, 9/15/25	United States	41,812,000	20,383,350
[h] senior secured note, first lien, 144A, 8.00%, 4/01/27	United States	20,000,000	20,937,000
[h] iHeartCommunications Inc., first lien, 144A, 4.75%, 1/15/28	United States	25,000,000	25,604,250
[h] Intelsat Connect Finance SA, senior note, 144A, 9.50%, 2/15/23	Luxembourg	47,845,000	33,596,759
Intelsat Jackson Holdings SA,
senior bond, 5.50%, 8/01/23	Luxembourg	39,750,000	34,320,945
[f,g] Term B-3 Loan, 5.682%, (3-month USD LIBOR + 3.75%), 11/27/23	Luxembourg	8,000,000	8,026,000
[d] Lee Enterprises Inc.,
[g] Second Lien Term Loan, 12.00%, 12/15/22	United States	34,317,486	34,210,244
[h] senior secured note, first lien, 144A, 9.50%, 3/15/22	United States	97,050,000	90,529,405
[h] Navistar International Corp., senior note, 144A, 6.625%, 11/01/25	United States	18,270,000	18,650,655
[d,f,g] Sorenson Communications LLC, Initial Term Loans, 8.445%, (3-month USD LIBOR + 6.50%), 3/14/24	United States	12,535,714	12,473,036
[f,g] Veritas U.S. Inc,
Term Loan B1, 6.299%, (1-month USD LIBOR + 4.50%), 1/27/23	United States	19,230,693	18,589,676
Term Loan B1, 6.445%, (3-month USD LIBOR + 4.50%), 1/27/23	United States	3,694,357	3,571,213
[h] Veritas U.S. Inc./Veritas Bermuda Ltd.,
senior note, 144A, 7.50%, 2/01/23	United States	3,682,000	3,683,528
senior note, 144A, 10.50%, 2/01/24	United States	30,222,000	28,043,447
[f,g] Windstream Services LLC,
[i] Revolving Commitment, 7.75%, (Prime + 3.00%), 4/24/20	United States	74,847,868	70,169,876
Term Loan B6, 9.75%, (Prime + 5.00%), 3/30/21	United States	12,922,000	12,398,194
[h] Zayo Group LLC/Zayo Capital Inc., senior note, 144A, 5.75%, 1/15/27	United States	9,923,000	10,112,505

Total Corporate Bonds, Notes and Senior Floating Rate Interests (Cost $839,443,742)			708,973,028

		Shares
Companies in Liquidation 0.0%†
[a,b,j] Clear Channel Communications Inc., Contingent Distribution	United States	72,867,000	—
[a,b,j] iHeartCommunications Inc., Contingent Distribution	United States	61,658,229	—
[a,b,j] Tribune Media, Litigation Trust, Contingent Distribution	United States	1,524,556	—
[a,b,j] Vistra Energy Corp., Litigation Trust, Contingent Distribution	United States	104,175,133	57,296
[a,b,j] Walter Energy Inc., Litigation Trust, Contingent Distribution	United States	7,443,000	—

Total Companies in Liquidation (Cost $3,234,626)			57,296

franklintempleton.com	Annual Report	21

FRANKLIN MUTUAL SERIES FUNDS

STATEMENT OF INVESTMENTS

Franklin Mutual Quest Fund (continued)

	Number of Contracts	Notional Amount	#	Value

Options Purchased 0.0%†
Calls - Exchange-Traded
Tiffany & Co., January Strike Price $130.00, Expires 1/17/20	500	50,000		$187,500

Puts - Exchange-Traded
Tiffany & Co., February Strike Price $100.00, Expires 2/21/20	500	50,000		—

Total Options Purchased (Cost $230,039)				187,500

Total Investments before Short Term Investments (Cost $3,639,740,908)				3,681,679,605

	Country	Principal Amount*
Short Term Investments 14.3%

U.S. Government and Agency Securities 14.3%
[k] FHLB, 1/02/20	United States	$54,100,000		54,100,000
[k] U.S. Treasury Bill,
1/16/20	United States	50,000,000		49,972,923
1/21/20	United States	50,000,000		49,961,341
1/23/20	United States	50,000,000		49,957,271
[l] 2/06/20 - 2/20/20	United States	58,000,000		57,900,974
[l]3/05/20	United States	50,000,000		49,868,969
3/19/20	United States	50,000,000		49,842,079
5/21/20	United States	80,000,000		79,526,722
1/02/20 - 5/28/20	United States	125,000,000		124,781,971
6/25/20	United States	50,000,000		49,627,882

Total U.S. Government and Agency Securities (Cost $615,315,019)				615,540,132

Total Investments (Cost $4,255,055,927) 99.9%				4,297,219,737
Options Written (0.0)%†				(1,454,500)
Securities Sold Short (0.8)%				(33,371,164)
Other Assets, less Liabilities 0.9%				39,580,323

Net Assets 100.0%				$4,301,974,396

	Number of Contracts	Notional Amount#
[m] Options Written (0.0)%†
Puts - Exchange-Traded
Allergan PLC, January Strike Price $150.00, Expires 1/17/20	500	50,000		(4,500)
Intelsat SA, January Strike Price $10.00, Expires 1/17/20	5,000	500,000		(1,450,000)
NortonLifeLock Inc., January Strike Price $20.00, Expires 1/17/20	354	35,400		—

Total Options Written (Premiums received $1,488,625)				$(1,454,500)

22	Annual Report	franklintempleton.com

FRANKLIN MUTUAL SERIES FUNDS

STATEMENT OF INVESTMENTS

Franklin Mutual Quest Fund (continued)

	Country	Shares	Value

[n] Securities Sold Short (0.8)%
Common Stocks (0.8)%
Biotechnology (0.4)%
AbbVie Inc.	United States	185,248	$(16,401,858)

Equity Real Estate Investment Trusts (REITs) (0.2)%
Seritage Growth Properties, A	United States	176,850	(7,088,148)

Internet & Direct Marketing Retail (0.1)%
Alibaba Group Holding Ltd., ADR.	China	32,000	(6,787,200)

Pharmaceuticals (0.1)%
Bristol-Myers Squibb Co.	United States	48,200	(3,093,958)

Total Securities Sold Short (Proceeds $27,549,135)			$(33,371,164)

†Rounds to less than 0.1% of net assets.

*The principal amount is stated in U.S. dollars unless otherwise indicated.

#Notional amount is the number of units specified in the contract, and can include currency units, bushels, shares, pounds, barrels or other units. Currency units are stated in U.S. dollars unless otherwise indicated.

aNon-income producing.

bFair valued using significant unobservable inputs. See Note 14 regarding fair value measurements.

cSee Note 10 regarding restricted securities.

dSee Note 12 regarding holdings of 5% voting securities.

eVariable rate security. The rate shown represents the yield at period end.

fThe coupon rate shown represents the rate at period end.

gSee Note 1(f) regarding senior floating rate interests.

hSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. At December 31, 2019, the aggregate value of these securities was $394,466,199, representing 9.2% of net assets.

iA portion or all of the security purchased on a delayed delivery basis. See Note 1(c).

jContingent distributions represent the right to receive additional distributions, if any, during the reorganization of the underlying company. Shares represent total underlying principal of debt securities.

kThe security was issued on a discount basis with no stated coupon rate.

lA portion or all of the security has been segregated as collateral for securities sold short, open forward exchange contracts and/or open written options contracts. At December 31, 2019, the aggregate value of these securities pledged amounted to $29,369,870, representing 0.7% of net assets.

mSee Note 1(d) regarding written options.

nSee Note 1(e) regarding securities sold short.

At December 31, 2019, the Fund had the following futures contracts outstanding. See Note 1(d).

Futures Contracts

Description	Type	Number of Contracts	Notional Amount*	Expiration Date	Value/ Unrealized Appreciation (Depreciation)
Currency Contracts
EUR/USD	Short	456	$64,307,400	3/16/20	$(619,019)
GBP/USD	Short	815	67,706,125	3/16/20	(470,278)

Total Futures Contracts					$(1,089,297)

*As of period end.

franklintempleton.com	Annual Report	23

FRANKLIN MUTUAL SERIES FUNDS

STATEMENT OF INVESTMENTS

Franklin Mutual Quest Fund (continued)

At December 31, 2019, the Fund had the following forward exchange contracts outstanding. See Note 1(d).

Forward Exchange Contracts

Currency	Counterparty[a]	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Exchange Contracts
Euro	BOFA	Buy	801,934	$902,376	1/15/20	$—	$(2,182)
Euro	BOFA	Buy	3,246,460	3,618,304	1/15/20	25,943	—
Euro	BOFA	Sell	1,207,142	1,343,499	1/15/20	—	(11,554)
Euro	HSBK	Buy	1,960,830	2,204,104	1/15/20	—	(3,013)
Euro	HSBK	Buy	4,540,126	5,044,531	1/15/20	51,895	—
Euro	HSBK	Sell	3,010,000	3,380,736	1/15/20	1,922	—
Euro	HSBK	Sell	3,953,824	4,425,495	1/15/20	—	(12,789)
Euro	SSBT	Buy	3,967,769	4,409,380	1/15/20	44,557	—
Euro	SSBT	Sell	944,130	1,055,268	1/15/20	—	(4,545)
Euro	SSBT	Sell	23,500,284	26,783,828	1/15/20	404,066	—
Euro	UBSW	Buy	1,300,000	1,456,221	1/15/20	3,067	—
Euro	UBSW	Sell	8,525,019	9,482,275	1/15/20	—	(87,309)
Euro	UBSW	Sell	20,645,285	23,580,461	1/15/20	405,520	—
British Pound	BOFA	Buy	200,000	264,626	1/16/20	390	—
British Pound	BOFA	Sell	1,899,342	2,401,219	1/16/20	—	(115,561)
British Pound	HSBK	Sell	7,998,000	10,079,853	1/16/20	—	(518,134)
British Pound	SSBT	Sell	4,100,000	5,031,828	1/16/20	—	(400,999)
South Korean Won	HSBK	Buy	488,257,140	421,547	1/17/20	967	—
South Korean Won	HSBK	Sell	6,691,185,784	5,605,906	1/17/20	—	(184,324)
South Korean Won	UBSW	Buy	1,456,517,549	1,236,328	1/17/20	24,073	—
South Korean Won	UBSW	Sell	7,038,538,567	5,945,409	1/17/20	—	(145,405)
Australian Dollar	HSBK	Sell	579,063	407,498	2/14/20	741	—
Australian Dollar	HSBK	Sell	1,756,404	1,225,445	2/14/20	—	(8,322)
Australian Dollar	UBSW	Sell	16,201,776	11,171,682	2/14/20	—	(209,091)
British Pound	BOFA	Sell	1,213,060	1,490,172	2/14/20	—	(118,514)
British Pound	HSBK	Sell	35,153,784	42,820,156	2/14/20	—	(3,798,624)
British Pound	SSBT	Sell	35,860,914	43,697,453	2/14/20	—	(3,859,079)
British Pound	UBSW	Sell	2,540,286	3,158,337	2/14/20	—	(210,433)
Euro	HSBK	Sell	360,085	401,235	4/07/20	—	(5,087)
British Pound	BOFA	Sell	3,030,008	3,911,075	4/24/20	—	(114,632)
British Pound	HSBK	Sell	82,126,841	106,700,323	4/24/20	—	(2,414,408)
South Korean Won	HSBK	Sell	26,789,185,654	23,113,581	5/15/20	—	(158,203)
South Korean Won	UBSW	Sell	13,913,507,234	12,025,494	5/15/20	—	(61,179)
British Pound	BOFA	Sell	11,372,469	14,963,123	5/22/20	—	(157,530)
British Pound	HSBK	Sell	50,106,954	65,195,089	5/22/20	—	(1,426,310)

Total Forward Exchange Contracts						$963,141	$(14,027,227)

Net unrealized appreciation (depreciation)							$(13,064,086)

aMay be comprised of multiple contracts with the same counterparty, currency and settlement date.

See Note 11 regarding other derivative information.

See Abbreviations on page 44.

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FRANKLIN MUTUAL SERIES FUNDS

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

December 31, 2019

Franklin Mutual Quest Fund

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$4,040,212,844
Cost - Non-controlled affiliates (Note 12)	214,843,083

Value - Unaffiliated issuers	$3,958,598,076
Value - Non-controlled affiliates (Note 12)	338,621,661
Cash	1,918,562
Foreign currency, at value (cost $11,000,061)	11,080,152
Receivables:
Investment securities sold	707,926
Capital shares sold	2,942,994
Dividends and interest	25,798,847
European Union tax reclaims	641,529
Deposits with brokers for:
Securities sold short	34,011,788
Futures contracts	2,800,620
Unrealized appreciation on OTC forward exchange contracts	963,141
Other assets	1,017,331

Total assets	4,379,102,627

Liabilities:
Payables:
Investment securities purchased	15,681,574
Capital shares redeemed	7,687,950
Management fees	2,458,686
Distribution fees	325,952
Transfer agent fees	489,363
Trustees’ fees and expenses	355,665
Variation margin on futures contracts.	904,327
Options written, at value (premiums received $1,488,625)	1,454,500
Securities sold short, at value (proceeds $27,549,135)	33,371,164
Unrealized depreciation on OTC forward exchange contracts	14,027,227
Accrued expenses and other liabilities.	371,823

Total liabilities	77,128,231

Net assets, at value	$4,301,974,396

Net assets consist of:
Paid-in capital	$4,585,790,989
Total distributable earnings (losses)	(283,816,593)

Net assets, at value	$4,301,974,396

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	25

FRANKLIN MUTUAL SERIES FUNDS

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (continued)

December 31, 2019

Franklin Mutual Quest Fund

Class Z:
Net assets, at value	$3,042,386,632

Shares outstanding	216,327,127

Net asset value and maximum offering price per share	$14.06

Class A:
Net assets, at value	$1,035,698,582

Shares outstanding	74,831,914

Net asset value per share[a]	$13.84

Maximum offering price per share (net asset value per share ÷ 94.50%)	$14.65

Class C:
Net assets, at value	$112,751,137

Shares outstanding	8,212,513

Net asset value and maximum offering price per share[a]	$13.73

Class R:
Net assets, at value	$3,415,358

Shares outstanding	250,970

Net asset value and maximum offering price per share	$13.61

Class R6:
Net assets, at value	$107,722,687

Shares outstanding	7,669,500

Net asset value and maximum offering price per share	$14.05

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

26	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN MUTUAL SERIES FUNDS

FINANCIAL STATEMENTS

Statement of Operations

for the year ended December 31, 2019

Franklin Mutual Quest Fund

Investment income:
Dividends: (net of foreign taxes)*
Unaffiliated issuers	$71,115,859
Non-controlled affiliates (Note 12)	2,776,405
Interest:
Unaffiliated issuers	86,877,249
Non-controlled affiliates (Note 12)	18,774,687

Total investment income	179,544,200

Expenses:
Management fees (Note 3a)	30,247,305
Distribution fees: (Note 3c)
Class A	2,724,511
Class C	1,307,001
Class R	18,225
Transfer agent fees: (Note 3e)
Class Z	2,614,935
Class A	908,782
Class C	109,007
Class R	3,041
Class R6	52,810
Custodian fees (Note 4)	153,948
Reports to shareholders	237,532
Registration and filing fees	158,229
Professional fees[a]	(380,032)
Trustees’ fees and expenses	278,109
Dividends on securities sold short	712,090
Other	121,359

Total expenses	39,266,852
Expense reductions (Note 4)	(48,450)
Expenses waived/paid by affiliates (Note 3f)	(29,265)

Net expenses	39,189,137

Net investment income	140,355,063

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:#
Unaffiliated issuers	(239,279,541)
Non-controlled affiliates (Note 12)	3,315,774
Written options	3,551,588
Foreign currency transactions	(191,291)
Forward exchange contracts	22,733,552
Futures contracts	4,034,394
Securities sold short	(32,152)

Net realized gain (loss)	(205,867,676)

Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	631,150,512
Non-controlled affiliates (Note 12)	(21,819,118)
Translation of other assets and liabilities denominated in foreign currencies	157,456
Forward exchange contracts	(23,337,473)
Written options	6,081,893

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	27

FRANKLIN MUTUAL SERIES FUNDS

FINANCIAL STATEMENTS

Statement of Operations (continued)

for the year ended December 31, 2019

Franklin Mutual Quest Fund

Futures contracts	(1,240,706)
Securities sold short	(7,162,287)

Net change in unrealized appreciation (depreciation)	583,830,277

Net realized and unrealized gain (loss)	377,962,601

Net increase (decrease) in net assets resulting from operations	$518,317,664

*Foreign taxes withheld on dividends	$2,317,815
#Net of foreign taxes	$392,774

aIncludes unaffiliated reimbursement of legal fees incurred in connection with certain Fund holdings.

28	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN MUTUAL SERIES FUNDS

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

Franklin Mutual Quest Fund

	Year Ended December 31,

	2019	2018

Increase (decrease) in net assets:
Operations:
Net investment income	$140,355,063	$143,898,637
Net realized gain (loss)	(205,867,676)	354,503,773
Net change in unrealized appreciation (depreciation)	583,830,277	(826,097,878)

Net increase (decrease) in net assets resulting from operations	518,317,664	(327,695,468)

Distributions to shareholders:
Class Z	(104,723,243)	(375,929,219)
Class A	(33,694,633)	(130,844,029)
Class C	(2,725,827)	(15,959,447)
Class R	(102,662)	(352,629)
Class R6	(3,763,980)	(14,194,157)

Total distributions to shareholders	(145,010,345)	(537,279,481)

Capital share transactions: (Note 2)
Class Z	(273,149,893)	(10,462,191)
Class A	(122,215,243)	126,783,503
Class C	(40,715,515)	(141,318,519)
Class R	223,722	1,767,885
Class R6	(18,209,640)	14,919,716

Total capital share transactions	(454,066,569)	(8,309,606)

Net increase (decrease) in net assets	(80,759,250)	(873,284,555)
Net assets:
Beginning of year	4,382,733,646	5,256,018,201

End of year	$4,301,974,396	$4,382,733,646

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	29

FRANKLIN MUTUAL SERIES FUNDS

Notes to Financial Statements

Franklin Mutual Quest Fund

1.  Organization and Significant Accounting Policies

Franklin Mutual Series Funds (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of seven separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Franklin Mutual Quest Fund (Fund) is included in this report. The Fund offers five classes of shares: Class Z, Class A, Class C, Class R and Class R6. Class C shares automatically convert to Class A shares after they have been held for 10 years. Each class of shares may differ by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees due to differing arrangements for distribution and transfer agent fees.

The following summarizes the Fund’s significant accounting policies.

a.  Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share each business day as of 4 p.m. Eastern time or the regularly scheduled close of the New York Stock Exchange (NYSE), whichever is earlier. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The Fund may utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities and derivative financial instruments listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of 4 p.m. Eastern time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.

Certain derivative financial instruments trade in the OTC market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every Fund’s business day. Occasionally,

30	Annual Report	franklintempleton.com

FRANKLIN MUTUAL SERIES FUNDS

NOTES TO FINANCIAL STATEMENTS

Franklin Mutual Quest Fund (continued)

events occur between the time at which trading in a foreign security is completed and 4 p.m. Eastern time that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at 4 p.m. Eastern time. In order to minimize the potential for these differences, the VC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the Fund’s NAV is not calculated, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b.  Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c.  Securities Purchased on a Delayed Delivery Basis

The Fund purchases securities on a delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

d.  Derivative Financial Instruments

The Fund invested in derivative financial instruments in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown in the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

franklintempleton.com	Annual Report	31

FRANKLIN MUTUAL SERIES FUNDS

NOTES TO FINANCIAL STATEMENTS

Franklin Mutual Quest Fund (continued)

1.  Organization and Significant Accounting Policies (continued)

d.  Derivative Financial Instruments (continued)

Derivative counterparty credit risk is managed through a formal evaluation of the creditworthiness of all potential counterparties. The Fund attempts to reduce its exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, or early termination. Termination events applicable to the counterparty include certain deteriorations in the credit quality of the counterparty. Termination events applicable to the Fund include failure of the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA master agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. However, absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement. At December 31, 2019, the Fund had OTC derivatives in a net liability position of $13,064,086 and the aggregate value of collateral pledged for such contracts was $9,281,578.

Collateral requirements differ by type of derivative. Collateral or initial margin requirements are set by the broker or exchange clearing house for exchange traded and centrally cleared derivatives. Initial margin deposited is held at the exchange and can be in the form of cash and/or securities. For OTC derivatives traded under an ISDA master agreement, posting of collateral is required by either the Fund or the applicable counterparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of the agreement. Generally, collateral is determined at the close of Fund business each day and any additional collateral required due to changes in derivative values may be delivered by the Fund or the counterparty the next business day, or within a few business days. Collateral pledged and/or received by the Fund for OTC derivatives, if any, is held in segregated accounts with the Fund’s custodian/counterparty broker and can be in the form of cash and/or securities. Unrestricted cash may be invested according to the Fund’s investment objectives. To the extent that the amounts due to the Fund from its counterparties are not subject to collateralization or are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance.

The Fund entered into exchange traded futures contracts primarily to manage exposure to certain foreign currencies. A futures contract is an agreement between the Fund and a counterparty to buy or sell an asset at a specified price on a future date. Required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable in the Statement of Assets and Liabilities.

The Fund entered into OTC forward exchange contracts primarily to manage exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

The Fund purchased or wrote exchange traded and/or OTC option contracts primarily to manage exposure to equity price risk. An option is a contract entitling the holder to purchase or sell a specific amount of shares or units of an asset or notional amount of a swap (swaption), at a specified price. When an option is purchased or written, an amount equal to the premium paid or received is recorded as an asset or liability, respectively. Upon exercise of an option, the acquisition cost or sales proceeds of the underlying investment is adjusted by any premium received or paid. Upon expiration of an option, any premium received or paid is recorded as a realized gain or loss. Upon closing an option other than through expiration or exercise, the difference between the premium received or paid and the cost to close the position is recorded as a realized gain or loss.

See Note 11 regarding other derivative information.

e.  Securities Sold Short

The Fund is engaged in selling securities short, which obligates the Fund to replace a borrowed security with the same security at current fair value. The Fund incurs a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a gain if the price of the

32	Annual Report	franklintempleton.com

FRANKLIN MUTUAL SERIES FUNDS

NOTES TO FINANCIAL STATEMENTS

Franklin Mutual Quest Fund (continued)

security declines between those dates. Gains are limited to the price at which the Fund sold the security short, while losses are potentially unlimited in size.

The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale to the extent necessary to meet margin requirements until the short position is closed out. A deposit must also be maintained with the Fund’s custodian/counterparty broker consisting of cash and/or securities having a value equal to a specified percentage of the value of the securities sold short. The Fund is obligated to pay fees for borrowing the securities sold short and is required to pay the counterparty any dividends and/or interest due on securities sold short. Such dividends and/or interest and any security borrowing fees are recorded as an expense to the Fund.

f.   Senior Floating Rate Interests

The Fund invests in senior secured corporate loans that pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR). Senior secured corporate loans often require prepayment of principal from excess cash flows or at the discretion of the borrower. As a result, actual maturity may be substantially less than the stated maturity. Senior secured corporate loans in which the Fund invests are generally readily marketable, but may be subject to certain restrictions on resale. On July 27, 2017, the United Kingdom’s Financial Conduct Authority announced its intention to cease sustaining LIBOR after 2021. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. As such, the potential effect of a transition away from LIBOR on the Fund or the Fund’s investments that use or may use a floating rate based on LIBOR cannot yet be determined.

g.   Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

As a result of several court cases, in certain countries across the European Union, the Fund filed additional tax reclaims for previously withheld taxes on dividends earned in those countries (EU reclaims). These additional filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the European Union, as well as a number of related judicial proceedings. Income recognized, if any, for EU reclaims is reflected as other income in the Statement of Operations and any related receivable, if any, is reflected as European Union tax reclaims in the Statement of Assets and Liabilities. When uncertainty exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these EU reclaims, and the potential timing of payment, no amounts are reflected in the financial statements. For U.S. income tax purposes, EU reclaims received by the Fund, if any, reduce the amounts of foreign taxes Fund shareholders can use as tax credits in their individual income tax returns.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of December 31, 2019, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on the statute of limitations in each jurisdiction in which the Fund invests.

h.   Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of

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NOTES TO FINANCIAL STATEMENTS

Franklin Mutual Quest Fund (continued)

1. Organization and Significant Accounting Policies (continued)

h.   Security Transactions, Investment Income, Expenses and Distributions (continued)

premium and accretion of discount on debt securities are included in interest income. Dividend income and dividends declared on securities sold short are recorded on the ex-dividend date except for certain dividends from securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust or based on the ratio of number of shareholders of each Fund to the combined number of shareholders of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, excluding class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses.

i.   Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

j.   Guarantees and Indemnifications

Under the Trust’s organizational documents its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. Shares of Beneficial Interest

At December 31, 2019, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,

	2019		2018

	Shares	Amount	Shares	Amount

Class Z Shares:
Shares sold	15,090,002	$210,921,808	19,486,438	$309,433,086
Shares issued in reinvestment of distributions	7,039,345	99,052,207	27,534,405	355,938,444
Shares redeemed	(41,662,846)	(583,123,908)	(42,815,519)	(675,833,721)

Net increase (decrease)	(19,533,499)	$(273,149,893)	4,205,324	$(10,462,191)

Class A Shares:
Shares sold[a]	8,918,707	$122,459,568	18,112,061	$282,062,168
Shares issued in reinvestment of distributions	2,357,320	32,648,125	10,086,321	128,317,894
Shares redeemed	(20,150,894)	(277,322,936)	(18,481,020)	(283,596,559)

Net increase (decrease)	(8,874,867)	$(122,215,243)	9,717,362	$126,783,503

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NOTES TO FINANCIAL STATEMENTS

Franklin Mutual Quest Fund (continued)

	Year Ended December 31,

	2019		2018

	Shares	Amount	Shares	Amount

Class C Shares:
Shares sold	1,166,930	$15,819,778	2,391,188	$36,406,068
Shares issued in reinvestment of distributions	195,226	2,680,611	1,234,078	15,734,249
Shares redeemed[a]	(4,357,765)	(59,215,904)	(12,562,392)	(193,458,836)

Net increase (decrease)	(2,995,609)	$(40,715,515)	(8,937,126)	$(141,318,519)

Class R Shares:
Shares sold	96,194	$1,289,422	121,081	$1,898,376
Shares issued in reinvestment of distributions	7,540	102,662	28,180	352,629
Shares redeemed	(86,277)	(1,168,362)	(30,958)	(483,120)

Net increase (decrease)	17,457	$223,722	118,303	$1,767,885

Class R6 Shares:
Shares sold	1,870,657	$26,089,722	2,288,195	$36,596,048
Shares issued in reinvestment of distributions	264,636	3,718,560	1,096,020	14,150,067
Shares redeemed	(3,434,204)	(48,017,922)	(2,247,945)	(35,826,399)

Net increase (decrease)	(1,298,911)	$(18,209,640)	1,136,270	$14,919,716

aMay include a portion of Class C shares that were automatically converted to Class A.

3.  Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation

Franklin Mutual Advisers, LLC (Franklin Mutual)	Investment manager

Franklin Templeton Services, LLC (FT Services)	Administrative manager

Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter

Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a.  Management Fees

The Fund pays an investment management fee to Franklin Mutual based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets

0.675%	Up to and including $5 billion

0.645%	Over $5 billion, up to and including $7 billion

0.625%	Over $7 billion, up to and including $10 billion

0.615%	In excess of $10 billion

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Franklin Mutual Quest Fund (continued)

3.  Transactions with Affiliates (continued)

b.  Administrative Fees

Under an agreement with Franklin Mutual, FT Services provides administrative services to the Fund. The fee is paid by Franklin Mutual based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c.  Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class Z and Class R6 shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund’s Class C and R compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate for each class. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.35%

Class C	1.00%

Class R	0.50%

The Board has set the current rate at 0.25% per year for Class A shares until further notice and approval by the Board.

d.  Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the year:

Sales charges retained net of commissions paid to unaffiliated brokers/dealers	$102,193

CDSC retained	$12,902

e.  Transfer Agent Fees

Each class of shares pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations. The fees are based on an annualized asset based fee of 0.02% plus a transaction based fee. In addition, each class reimburses Investor Services for out of pocket expenses incurred and, except for Class R6, reimburses shareholder servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the year ended December 31, 2019, the Fund paid transfer agent fees of $3,688,575, of which $1,983,018 was retained by Investor Services.

f.  Waiver and Expense Reimbursements

Investor Services has contractually agreed in advance to waive or limit its fees so that the Class R6 transfer agent fees do not exceed 0.02% based on the average net assets of the class until April 30, 2020.

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Franklin Mutual Quest Fund (continued)

g.  Interfund Transactions

The Fund engaged in purchases and sales of investments with funds or other accounts that have common investment managers (or affiliated investment managers), directors, trustees or officers. During the year ended December 31, 2019, these purchase and sale transactions aggregated $99,609,496 and $0, respectively.

4.  Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2019, the custodian fees were reduced as noted in the Statement of Operations.

5.  Independent Trustees’ Retirement Plan

On January 1, 1993, the Trust adopted an Independent Trustees’ Retirement Plan (Plan). The Plan is an unfunded defined benefit plan that provides benefit payments to Trustees whose length of service and retirement age meets the eligibility requirements of the Plan. Benefits under the Plan are based on years of service and fees paid to each trustee at the time of retirement. Effective in December 1996, the Plan was closed to new participants.

During the year ended December 31, 2019, the Fund’s projected benefit obligation and benefit payments under the Plan were as follows:

[a]Projected benefit obligation at December 31, 2019	$355,665

[b]Increase in projected benefit obligation	$35,608

Benefit payments made to retired trustees	$(5,782)

aThe projected benefit obligation is included in trustees’ fees and expenses in the Statement of Assets and Liabilities.

bThe increase in projected benefit obligation is included in trustees’ fees and expenses in the Statement of Operations.

6.  Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains.

At December 31, 2019, the capital loss carryforwards were as follows:

Capital loss carryforwards not subject to expiration:

Long term	$271,513,668

The tax character of distributions paid during the years ended December 31, 2019 and 2018, was as follows:

	2019	2018

Distributions paid from:

Ordinary income	$145,010,345	$242,783,398

Long term capital gain	—	294,496,083

	$145,010,345	$537,279,481

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NOTES TO FINANCIAL STATEMENTS

Franklin Mutual Quest Fund (continued)

6.  Income Taxes (continued)

At December 31, 2019, the cost of investments, net unrealized appreciation (depreciation) and undistributed ordinary income for income tax purposes were as follows:

Cost of investments	$4,263,203,026

Unrealized appreciation	$440,494,770

Unrealized depreciation	(469,607,353)

Net unrealized appreciation (depreciation)	$(29,112,583)

Distributable earnings:

Undistributed ordinary income	$1,845,930

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of wash sales and foreign currency transactions.

7.  Investment Transactions

Purchases and sales of investments (excluding short term securities and securities sold short) for the year ended December 31, 2019, aggregated $2,222,988,576 and $2,748,779,735, respectively.

8.  Credit Risk and Defaulted Securities

The Fund may purchase the pre-default or defaulted debt of distressed companies. Distressed companies are financially troubled and could be or are already involved in financial restructuring or bankruptcy. Risks associated with purchasing these securities include the possibility that the bankruptcy or other restructuring process takes longer than expected, or that distributions in restructuring are less than anticipated, either or both of which may result in unfavorable consequences to the Fund. If it becomes probable that the income on debt securities, including those of distressed companies, will not be collected, the Fund discontinues accruing income and recognizes an adjustment for uncollectible interest.

At December 31, 2019, the Fund did not hold any distressed company securities for which interest recognition has been discontinued.

9.  Concentration of Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local, regional and global economic, political and social conditions, which may result in greater market volatility. Current political and financial uncertainty surrounding the European Union may increase market volatility and the economic risk of investing in securities in Europe. In addition, certain foreign securities may not be as liquid as U.S. securities.

10.  Restricted Securities

The Fund invests in securities that are restricted under the Securities Act of 1933 (1933 Act). Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.

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NOTES TO FINANCIAL STATEMENTS

Franklin Mutual Quest Fund (continued)

At December 31, 2019, investments in restricted securities, excluding securities exempt from registration under the 1933 Act, were as follows:

Shares/ Warrants	Issuer	Acquisition Date	Cost	Value

2,548,299	International Automotive Components Group Brazil LLC	4/13/06 - 12/26/08	$1,692,334	$92,503

1,110,000	[a] Lee Enterprises Inc., wts., 12/31/22	3/31/14	1,490,026	130,691
224,279	[b] Sorenson Communications LLC, Membership Interests	4/30/14	—	152,057,986

	Total Restricted Securities (Value is 3.5% of Net Assets)		$3,182,360	$152,281,180

aThe Fund also invests in unrestricted securities or other investments in the issuer, valued at $129,348,924 as of December 31, 2019.

bThe Fund also invests in unrestricted securities or other investments in the issuer, valued at $12,473,036 as of December 31, 2019.

11.  Other Derivative Information

At December 31, 2019, investments in derivative contracts are reflected in the Statement of Assets and Liabilities as follows:

	Asset Derivatives			Liability Derivatives

Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value

Foreign exchange contracts	Variation margin on futures contracts	$—		Variation margin on futures contracts	$1,089,297	[a]

	Unrealized appreciation on OTC forward exchange contracts	963,141		Unrealized depreciation on OTC forward exchange contracts	14,027,227

Equity contracts	Investments in securities, at value	187,500	[b]	Options written, at value	1,454,500

Totals		$1,150,641			$16,571,024

aThis amount reflects the cumulative appreciation (depreciation) of futures contracts as reported in the Statement of Investments. Only the variation margin receivable/ payable at year end is separately reported within the Statement of Assets and Liabilities. Prior variation margin movements were recorded to cash upon receipt or payment.

bPurchased option contracts are included in investments in securities, at value in the Statement of Assets and Liabilities.

For the year ended December 31, 2019, the effect of derivative contracts in the Statement of Operations was as follows:

Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Operations Location	Net Realized Gain (Loss) for the Year		Statement of Operations Location	Net Change in Unrealized Appreciation (Depreciation) for the Year

	Net realized gain (loss) from:			Net change in unrealized appreciation (depreciation) on:

Foreign exchange contracts	Forward exchange contracts	$22,733,552		Forward exchange contracts	$(23,337,473)

	Futures contracts	4,034,394		Futures contracts	(1,240,706)

Equity contracts	Investments	(1,129,832)	[a]	Investments	870,984	[a]

	Written options	3,551,588		Written options	6,081,893

Totals		$29,189,702			$(17,625,302)

aPurchased option contracts are included in net realized gain (loss) from investments and net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

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NOTES TO FINANCIAL STATEMENTS

Franklin Mutual Quest Fund (continued)

11.   Other Derivative Information (continued)

For the year ended December 31, 2019, the average month end notional amount of futures contracts and options represented $144,793,454 and 993,546 shares, respectively. The average month end contract value of forward exchange contracts was $477,776,037.

See Note 1(d) regarding derivative financial instruments.

12.   Holdings of 5% Voting Securities of Portfolio Companies

The 1940 Act defines ‘‘affiliated companies” to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. During the year ended December 31, 2019, investments in “affiliated companies” were as follows:

Name of Issuer	Value at Beginning of Year	Purchases		Sales	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value at End of Year		Number of Shares/Units/ Warrants/ Principal Amount Held at End of Year		Investment Income
Non-Controlled Affiliates

											Dividends
Advanced Emissions Solutions Inc.	$18,190,405	$—		$—	$—	$(86,210)	$18,104,195		1,724,209		$1,724,209
Gannett Co. Inc.	37,084,199	—		(5,996,577)	119,111	— [a]	—	[a]	—	[a]	1,052,196
Lee Enterprises Inc./IA	10,179,206	—		(5,444,799)	438,041	(563,173)	4,609,275		3,245,968		—
Lee Enterprises Inc., wts., 12/31/22	217,582	—		—	—	(86,891)	130,691		1,110,000		—
Sorenson Communications LLC, Membership Interests	155,100,344	—		—	—	(3,042,358)	152,057,986		224,279		—
TRU Kids Parent LLC	—	34,810,099	[b]	—	—	(8,303,270)	26,506,829		7,104		—
Wayne Services Legacy Inc.	—	2,484,752	[b]	(3,727,125)[b]	1,242,373	—	—		7,104		—

	$220,771,736	$37,294,851		$(15,168,501)	$1,799,525	$(12,081,902)	$201,408,976				$2,776,405

											Interest
Lee Enterprises Inc., Second Lien Term Loan, 12.00%, 12/15/22	47,222,199	209,317	[b]	(12,427,697)[b]	148,076	(941,651)	34,210,244		34,317,486		2,445,712
Lee Enterprises Inc., senior secured note, first lien, 144A, 9.50%, 3/15/22	99,476,250	207,405	[b]	—	—	(9,154,250)	90,529,405		97,050,000		9,194,140
Sorenson Communications LLC, Initial Term Loan, 8.25%, 4/30/20	138,475,000	44,289	[b]	(139,170,854)	120,026	531,539	—	[c]	—		2,758,168
Sorenson Communications LLC, Initial Term Loans, 8.445%, 3/14/24	—	13,022,779	[b]	(964,285)	34,649	379,893	12,473,036		12,535,714		796,367
Sorenson Communications LLC, secured note, second lien, 144A, PIK, 9.00%, 10/31/20	94,738,498	222,447	[b]	(96,671,937)	1,144,350	566,642	—	[c]	—		2,875,990
Sorenson Holdings LLC/Finance Corp., senior note, 144A, PIK, 13.85%, 10/31/21	20,620,500	44,363	[b]	(19,614,622)	69,148	(1,119,389)	—	[c]	—		704,310

	$400,532,447	$13,750,600		$(268,849,395)	$1,516,249	$(9,737,216)	$137,212,685				$18,774,687
Total Affiliated Securities (Value is 7.9% of Net Assets)	$621,304,183	$51,045,451		$(284,017,896)	$3,315,774	$(21,819,118)	$338,621,661				$21,551,092

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NOTES TO FINANCIAL STATEMENTS

Franklin Mutual Quest Fund (continued)

aAs of December 31, 2019, no longer an affiliate.

bMay include accretion, amortization, partnership adjustments, and/or corporate actions.

cAs of December 31, 2019, no longer held by the Fund.

13. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matured on February 7, 2020. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Effective February 7, 2020, the Borrowers renewed the Global Credit Facility for a one year term, maturing February 5, 2021, for a total of $2 billion.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the year ended December 31, 2019, the Fund did not use the Global Credit Facility.

14. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments

•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

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NOTES TO FINANCIAL STATEMENTS

Franklin Mutual Quest Fund (continued)

14. Fair Value Measurements (continued)

A summary of inputs used as of December 31, 2019, in valuing the Fund’s assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total

Assets:
Investments in Securities:[a]

Equity Investments:[b]
Auto Components	$14,738,343	$—	$92,503	$14,830,846
Communications Equipment	—	—	152,057,986	152,057,986
Media	333,224,642	—	472,147	333,696,789
Specialty Retail	23,474,858	—	26,506,829[c]	49,981,687
All Other Equity Investments	2,421,894,473	—	—[c]	2,421,894,473
Corporate Bonds, Notes and Senior Floating Rate Interests	—	708,973,028	—	708,973,028
Companies in Liquidation	—	—	57,296[c]	57,296
Options Purchased	187,500	—	—	187,500
Short Term Investments	561,440,132	54,100,000	—	615,540,132

Total Investments in Securities	$3,354,959,948	$763,073,028	$179,186,761	$4,297,219,737

Other Financial Instruments:
Forward Exchange Contracts	$—	$963,141	$—	$963,141

Liabilities:
Other Financial Instruments:
Options Written	$1,454,500	$—	$—	$1,454,500
Securities Sold Short[a]	33,371,164	—	—	33,371,164
Futures Contracts	1,089,297	—	—	1,089,297
Forward Exchange Contracts	—	14,027,227	—	14,027,227

Total Other Financial Instruments	$35,914,961	$14,027,227	$—	$49,942,188

aFor detailed categories, see the accompanying Statement of Investments.

bIncludes common, preferred and convertible preferred stocks as well as other equity interests.

cIncludes securities determined to have no value at December 31, 2019.

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NOTES TO FINANCIAL STATEMENTS

Franklin Mutual Quest Fund (continued)

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 financial instruments at the beginning and/or end of the year. At December 31, 2019, the reconciliation of assets are as follows:

	Balance at Beginning of Year		Purchases	Sales	Transfer Into Level 3[a]	Transfer Out of Level 3	Cost Basis Adjustments[b]	Net Realized Gain (Loss)	Net Unrealized Appreciation (Depreciation)	Balance at End of Year		Net Change in Unrealized Appreciation (Depreciation) on Assets Held at Year End

Assets:

Investments in Securities:
Equity Investments:[c]
Auto Components	$2,483,009		$—	$(2,968,774)	$—	$—	$—	$(13,337,171)	$13,915,439	$92,503		$(15,486)
Chemicals	—	[d]	—	—	—	—	—	—	—	—		—
Communications Equipment	155,100,344		—	—	—	—	—	—	(3,042,358)	152,057,986		(3,042,358)
Diversified Consumer Services	3,664,436		—	—	—	—	—	—	(3,664,436)	—	[d]	(3,664,436)
Media	217,582		519,612	—	—	—	—	—	(265,047)	472,147		(265,047)
Specialty Retail	—		37,294,851	—	—	—	(3,727,125)	1,242,373	(8,303,270)	26,506,829	[d]	(8,303,270)
Corporate Notes in Reorganization	3,563,602	[d]	—	(426,271)	—	—	—	(17,289,374)	14,152,043	—		—
Companies in Liquidation	—	[d]	—	—	57,296	—	(2,135)	2,135	—	57,296	[d]	—

Total Investments in Securities	$165,028,973		$37,814,463	$(3,395,045)	$57,296	$—	$(3,729,260)	$(29,382,037)	$12,792,371	$179,186,761		$(15,290,597)

aThe investments were transferred into Level 3 as a result of its value being determined using a significant unobservable input.

bMay include accretion, amortization, partnership adjustments, and/or other cost basis adjustments. May also include amounts related to a corporate action.

cIncludes common stocks as well as other equity interests.

dIncludes securities determined to have no value.

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NOTES TO FINANCIAL STATEMENTS

Franklin Mutual Quest Fund (continued)

14. Fair Value Measurements (continued)

Significant unobservable valuation inputs for material Level 3 financial instruments and impact to fair value as a result of changes in unobservable valuation inputs as of December 31, 2019, are as follows:

Description	Fair Value at End of Year		Valuation Technique	Unobservable Inputs	Amount	Impact to Fair Value if Input Increases[a]
Assets:
Investments in Securities:
Equity Investments:
Communications Equipment	$152,057,986		Market transaction	Transaction price weighting	50%	Increase[b]
			Market comparables	EV / EBITDA multiple	4.8x	Increase[c]
Specialty Retail	26,506,829		Market comparables	Discount for lack of marketability	20%	Decrease[d]
				EV / EBITDA multiple	9.3x	Increase[d]
All Other Investments[e]	621,946	[f]
Total	$179,186,761

aRepresents the directional change in the fair value of the Level 3 financial instruments that would result from a significant and reasonable increase in the corresponding input. A significant and reasonable decrease in the input would have the opposite effect. Significant impacts, if any, to fair value and/or net assets have been indicated.

bRepresents a significant impact to fair value and net assets.

cRepresents a significant impact to net assets but not fair value.

dRepresents a significant impact to fair value but not net assets.

eIncludes fair value of immaterial financial instruments developed using various valuation techniques and unobservable inputs. May also include financial instruments with values derived using private transaction prices or non-public third party pricing information which is unobservable.

fIncludes securities determined to have no value at December 31, 2019.

Abbreviations List

EBITDA	Earnings before interest, taxes, depreciation and amortization

EV	Enterprise value

15.   Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure other than those already disclosed in the financial statements.

Abbreviations

Counterparty		Currency		Selected Portfolio

BOFA	Bank of America Corp.	EUR	Euro	ADR	American Depositary Receipt

HSBK	HSBC Bank PLC	GBP	British Pound	FHLB	Federal Home Loan Bank

SSBT	State Street Bank and Trust Co., N.A.	USD	United States Dollar	LIBOR	London InterBank Offered Rate

UBSW	UBS AG

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FRANKLIN MUTUAL SERIES FUNDS

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Franklin Mutual Series Funds and Shareholders of Franklin Mutual Quest Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Franklin Mutual Quest Fund (the “Fund”) (one of the funds constituting Franklin Mutual Series Funds), including the schedule of investments, as of December 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of Franklin Mutual Quest Fund (one of the funds constituting Franklin Mutual Series Funds) at December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Franklin investment companies since 1987.

Boston, Massachusetts

February 21, 2020

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FRANKLIN MUTUAL SERIES FUNDS

Franklin Mutual Quest Fund

Tax Information (unaudited)

Under Section 854(b)(1)(A) of the Internal Revenue Code, the Fund hereby reports 14.95% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2019.

Under Section 854(b)(1)(B) of the Internal Revenue Code, the Fund hereby reports the maximum amount allowable but no less than $64,811,119 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Internal Revenue Code for the fiscal year ended December 31, 2019. Distributions, including qualified dividend income, paid during calendar year 2019 will be reported to shareholders on Form 1099-DIV by mid-February 2020. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

Under Section 871(k)(1)(C) of the Internal Revenue Code, the Fund hereby reports the maximum amount allowable but no less than $77,328,147 as interest related dividends for purposes of the tax imposed under Section 871(a)(1)(A) of the Internal Revenue Code for the fiscal year ended December 31, 2019.

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FRANKLIN MUTUAL SERIES FUNDS

Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during at least the past five years and number of U.S. registered portfolios overseen in the Franklin Templeton fund complex, are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Independent Board Members

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Edward I. Altman, Ph.D. (1941) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2716	Trustee	Since 1987	12	None

Principal Occupation During at Least the Past 5 Years:

Max L. Heine Professor of Finance, Emeritus and Director of The Credit and Debt Markets Research Program, Salomon Center, Stern School of Business, New York University; editor and author of numerous financial publications; financial consultant; an adviser to numerous financial and publishing organizations; and formerly, Vice Director, Salomon Center, Stern School of Business, New York University.

Ann Torre Bates (1958) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2716	Trustee and Chairperson	Trustee since 1995 and Chairperson since January 2020	33	Ares Capital Corporation (specialty finance company) (2010-present), United Natural Foods, Inc. (distributor of natural, organic and specialty foods) (2013-present), Allied Capital Corporation (financial services) (2003-2010), SLM Corporation (Sallie Mae) (1997-2014) and Navient Corporation (loan management, servicing and asset recovery) (2014-2016).

Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Executive Vice President and Chief Financial Officer, NHP Incorporated (manager of multifamily housing) (1995-1997); and Vice President and Treasurer, US Airways, Inc. (until 1995).

Burton J. Greenwald (1929) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2716	Trustee	Since 2002	12	Franklin Templeton Emerging Markets Debt Opportunities Fund PLC (1999-present) and Fiduciary International Ireland Limited (1999-2015).

Principal Occupation During at Least the Past 5 Years:
Managing Director, B.J. Greenwald Associates (management consultants to the financial services industry); and formerly, Chairman, Fiduciary Trust International Funds; Executive Vice President, L.F. Rothschild Fund Management, Inc.; President and Director, Merit Mutual Funds; President, Underwriting Division and Director, National Securities & Research Corporation; Governor, Investment Company Institute; and Chairman, ICI Public Information Committee.

Jan Hopkins Trachtman (1947) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2716	Trustee	Since 2009	12	FinTech Acquisition Corp. III (special purpose fintech acquisition company) (2018-present)

Principal Occupation During at Least the Past 5 Years:

President and Founder, The Jan Hopkins Group (communications consulting firm); serves on Alumni Advisory Board of Knight Bagehot Fellowship; and formerly, President, Economic Club of New York (2007-2015); Anchor/Correspondent, CNN Financial News (until 2003); Managing Director and Head of Client Communications, Citigroup Private Bank (until 2005); Off-Air reporter, ABC News’ World News Tonight; and Editor, CBS Network News.

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FRANKLIN MUTUAL SERIES FUNDS

Independent Board Members (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Keith Mitchell (1954) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2716	Trustee	Since 2009	12	None

Principal Occupation During at Least the Past 5 Years:
Director of various boards of asset management firms; and formerly, Managing Member, Mitchell, Hartley & Bechtel Advisers, LLC (formerly, Mitchell Advisers, LLC) (advisory firm) (2003-2015) and Managing Director, Putman Lovell NBF.

David W. Niemiec (1949) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2716	Trustee	Since 2015	33	Hess Midstream LP (oil and gas midstream infrastructure) (2017-present).

Principal Occupation During at Least the Past 5 Years:
Advisor, Saratoga Partners (private equity fund); and formerly, Managing Director, Saratoga Partners (1998-2001) and SBC Warburg Dillon Read (investment banking) (1997-1998); Vice Chairman, Dillon, Read & Co. Inc. (investment banking) (1991-1997); and Chief Financial Officer, Dillon, Read & Co. Inc. (1982-1997).

Charles Rubens II (1930) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2716	Trustee	Since 1998	12	None

Principal Occupation During at Least the Past 5 Years:
Private investor and president of non-profit organizations; and formerly, an executive of Time, Inc.; and Trustee of Colorado College.

Robert E. Wade (1946) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2716	Trustee	Since 1991	33	El Oro Ltd (investments) (2003-2019).

Principal Occupation During at Least the Past 5 Years:
Attorney at law engaged in private practice as a sole practitioner (1972-2008) and member of various boards.

Gregory H. Williams (1943) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2716	Trustee	Since 2015	12	None

Principal Occupation During at Least the Past 5 Years:
Private investor; Consultant; and formerly, President, University of Cincinnati (2009-2012); President, The City College of New York (2001-2009); Dean, College of Law, Ohio State University (1993-2001); and Associate Vice President, Academic Affairs and Professor of Law, University of Iowa (1977-1993).

Interested Board Members and Officers
Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

**Gregory E. Johnson (1961) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2007	144	None

Principal Occupation During at Least the Past 5 Years:

Chairman of the Board, Member – Office of the Chairman, Director and Chief Executive Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 39 of the investment companies in Franklin Templeton; Vice Chairman, Investment Company Institute; and formerly, President, Franklin Resources, Inc. (1994-2015).

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Interested Board Members and Officers (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

**Peter A. Langerman (1955) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2716	Trustee, President, and Chief Executive Officer – Investment Management	Trustee since 2007, President, and Chief Executive Officer – Investment Management since 2005	7	None

Principal Occupation During at Least the Past 5 Years:
Chairman of the Board, Chief Executive Officer and President, Franklin Mutual Advisers, LLC; and officer and/or director, as the case may be, of three of the investment companies in Franklin Templeton.

Alison E. Baur (1964) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2012	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Deputy General Counsel, Franklin Templeton; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 41 of the investment companies in Franklin Templeton.

Breda M. Beckerle (1958) 280 Park Avenue New York, NY 10017	Interim Chief Compliance Officer	Since January 2020	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Chief Compliance Officer, Fiduciary Investment Management International, Inc., Franklin Advisers, Inc., Franklin Advisory Services, LLC, Franklin Mutual Advisers, LLC, Franklin Templeton Institutional, LLC; and officer of 41 of the investment companies in Franklin Templeton.

Steven J. Gray (1955) One Franklin Parkway San Mateo, CA 94403-1906	Vice President and Secretary	Vice President since 2009 and Secretary since 2005	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton; Vice President, Franklin Templeton Distributors, Inc. and FASA, LLC; and officer of 41 of the investment companies in Franklin Templeton.

Matthew T. Hinkle (1971) One Franklin Parkway San Mateo, CA 94403-1906	Chief Executive Officer – Finance and Administration	Since 2017	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Templeton Services, LLC; officer of 41 of the investment companies in Franklin Templeton; and formerly, Vice President, Global Tax (2012-April 2017) and Treasurer/Assistant Treasurer, Franklin Templeton (2009-2017).

Robert G. Kubilis (1973) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Chief Financial Officer, Chief Accounting Officer and Treasurer	Since 2012	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Treasurer, U.S. Fund Administration & Reporting; and officer of 15 of the investment companies in Franklin Templeton.

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FRANKLIN MUTUAL SERIES FUNDS

Interested Board Members and Officers (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Robert Lim (1948) One Franklin Parkway San Mateo, CA 94403-1906	Vice President – AML Compliance	Since 2016	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Vice President, Franklin Templeton Companies, LLC; Chief Compliance Officer, Franklin Templeton Distributors, Inc. and Franklin Templeton Investor Services, LLC; and officer of 44 of the investment companies in Franklin Templeton Investments.

Navid J. Tofigh (1972) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2015	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Associate General Counsel; and officer of 41 of the investment companies in Franklin Templeton.

Craig S. Tyle (1960) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2005	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
General Counsel and Executive Vice President, Franklin Resources, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 41 of the investment companies in Franklin Templeton.

Lori A. Weber (1964) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Vice President	Since 2011	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Senior Associate General Counsel, Franklin Templeton; Assistant Secretary, Franklin Resources, Inc.; Vice President and Secretary, Templeton Investment Counsel, LLC; and officer of 41 of the investment companies in Franklin Templeton.

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*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

**Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Franklin Resources, Inc. (Resources), which is the parent company of the Fund’s investment manager and distributor. Peter A. Langerman is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer of Franklin Mutual Advisers, LLC, which is the Fund’s investment manager.

Note 1: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the U.S. Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund’s Board has determined that there is at least one such financial expert on the Audit Committee and has designated each of Edward I. Altman, Ph.D., Ann Torre Bates and David W. Niemiec as an audit committee financial expert. The Board believes that Messrs. Altman and Niemiec and Ms. Bates qualify as such an expert in view of their extensive business background and experience. Mr. Altman has served as a member of the Fund Audit Committee since 1987. He currently serves as a Max L. Hine Professor of Finance, Emeritus and Director of The Credit and Debt Markets Research Program, Salomon Center, Stern School of Business, New York University. Ms. Bates has served as a member of the Fund Audit Committee since 1995. She currently serves as a director of Ares Capital Corporation (2010-present) and United Natural Foods, Inc. (2013-present) and was formerly a director of Navient Corporation from 2014 to 2016, SLM Corporation from 1997 to 2014 and Allied Capital Corporation from 2003 to 2010, Executive Vice President and Chief Financial Officer of NHP Incorporated from 1995 to 1997 and Vice President and Treasurer of US Airways, Inc. until 1995. Mr. Niemiec has served as a member of the Fund Audit Committee since 2015, currently serves as an Advisor to Saratoga Partners and was formerly its Managing Director from 1998 to 2001 and serves as a director of Hess Midstream LP (2017-present). Mr. Niemiec was formerly a director of Emeritus Corporation from 1999 to 2010 and OSI Pharmaceuticals, Inc. from 2006 to 2010, Managing Director of SBC Warburg Dillon Read from 1997 to 1998, and was Vice Chairman from 1991 to 1997 and Chief Financial Officer from 1982 to 1997 of Dillon, Read & Co. Inc. As a result of such background and experience, the Board believes that Messrs. Altman and Niemiec and Ms. Bates have each acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Messrs. Altman and Niemiec and Ms. Bates are independent Board members as that term is defined under the applicable U.S. Securities and Exchange Commission Rules and Releases.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request. Shareholders may call (800) DIAL BEN/342-5236 to request the SAI.

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FRANKLIN MUTUAL SERIES FUNDS

FRANKLIN MUTUAL QUEST FUND

Shareholder Information

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust, on behalf of the Fund, files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year as an exhibit to its report on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive the Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

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Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

Annual Report and Shareholder Letter
Franklin Mutual Quest Fund
Investment Manager	Distributor	Shareholder Services
Franklin Mutual Advisers, LLC	Franklin Templeton Distributors, Inc. (800) DIAL BEN® / 342-5236	(800) 632-2301 - (Class A, C, R & R6)
	franklintempleton.com	(800) 448-FUND - (Class Z)

© 2020 Franklin Templeton Investments. All rights reserved.	475 A 02/20

Sign up for electronic delivery at franklintempleton.com/edelivery

Internet Delivery of Fund Reports Unless You Request Paper Copies: Effective January 1, 2021, as permitted by the SEC, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request them from the Fund or your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you have not signed up for electronic delivery, we would encourage you to join fellow shareholders who have. You may elect to receive shareholder reports and other communications electronically from the Fund by calling (800) 632-2301 or by contacting your financial intermediary.

You may elect to continue to receive paper copies of all your future shareholder reports free of charge by contacting your financial intermediary or, if you invest directly with a Fund, calling (800) 632-2301 to let the Fund know of your request. Your election to receive reports in paper will apply to all funds held in your account.

FRANKLIN TEMPLETON

Successful investing begins with ambition. And achievement only comes when you reach for it. That’s why we continually strive to deliver better outcomes for investors. No matter what your goals are, our deep, global investment expertise allows us to offer solutions that can help.

During our more than 70 years of experience, we’ve managed through all kinds of markets—up, down and those in between. We’re always preparing for what may come next. It’s because of this, combined with our strength as one of the world’s largest asset managers that we’ve earned the trust of millions of investors around the world.

Dear Franklin Mutual Shares Fund Shareholder:

As we enter 2020, the factors that lifted stocks to record highs in 2019—accommodative central bank monetary policies and progress on a proposed trade deal between the U.S. and China—continue to be sources of optimism for growth. The near-term threat of recession has eased, with the U.S. economy showing resilience as low unemployment and moderately rising wages have encouraged consumer spending, which has supported the expansion. In contrast, business investment and exports were weak in 2019, but there are nascent signs of increasing industrial activity.

Tariffs, trade battles and geopolitical conflict may continue to dominate headlines in 2020 and account for a disproportionate source of market volatility. The U.S. and China agreed in principle to a phase-one trade agreement in late 2019. However, a re-escalation of the tariff dispute between the world’s two largest economies is not out of the question, as negotiations on a phase-two trade agreement are scheduled to start after the anticipated phase-one signing ceremony in January. There was clarity on Brexit as British voters delivered a resounding election victory to Prime Minister Boris Johnson and his Conservative Party, which should pave the way for a conclusive exit agreement. The terms of U.K. departure, however, must still be finalized. Late in the period, tensions in the Middle East were on the rise, following the death of an American contractor in Iraq in late December and a retaliatory U.S. military strike two days later.

During the period, we took advantage of market turbulence to seek out a larger number of stocks whose risk/reward profiles turned more favorable. Subsequently, we used the market appreciation to exit from or trim select positions that reached or exceeded our estimates of intrinsic value. Market volatility continues to present occasional opportunities in individual stocks, and in certain sectors, notably those considered to be economically sensitive. We continue to focus on situations in which company-specific actions are more important than economic improvement in driving shareholder value.

Valuation is an essential factor in our analysis, and we always ask ourselves if current and potential investments represent an attractive balance of risk and reward. Amid the all-time highs reached by the Standard & Poor’s® 500 Index (S&P 500®) during the period, we maintained our focus on individual securities and the prospects for each business in the context of its valuation and the backdrop of potential political and economic risks.

We continue to adhere to a bottom-up stock selection process that is disciplined, driven by rigorous fundamental analysis, and that attempts to limit downside risk. In our view, actively investing in underappreciated and misunderstood companies with identifiable catalysts for unlocking shareholder value can offer meaningful upside potential and a degree of downside protection in periods of financial market turbulence.

We recognize the important role of financial advisors in today’s markets and encourage investors to continue to seek their advice. Amid changing markets and economic conditions, we are confident investors with a well-diversified portfolio and a patient, long-term outlook will be well positioned for the years ahead.

On the following pages, the Fund’s portfolio management team reviews investment decisions that pertain to performance during the past 12 months considering the

Not FDIC Insured | May Lose Value | No Bank Guarantee

franklintempleton.com	Not part of the annual report	1

economic environment and other factors. Please remember all securities markets fluctuate, as do mutual fund share prices.

We thank you for investing with Franklin Templeton, welcome your questions and comments, and look forward to continuing to serve your investment needs in the years ahead.

Sincerely,

Peter A. Langerman

Chairman, President and Chief Executive Officer

Franklin Mutual Advisers, LLC

This letter reflects our analysis and opinions as of December 31, 2019, unless otherwise indicated. The information is not a complete analysis of every aspect of any market, country, industry, security or fund. Statements of fact are from sources considered reliable.

Visit franklintempleton.com for fund updates, to access your account, or to find helpful financial planning tools.

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ANNUAL REPORT

Franklin Mutual Shares Fund

This annual report for Franklin Mutual Shares Fund covers the fiscal year ended December 31, 2019.

Your Fund’s Goal and Main Investments

The Fund seeks capital appreciation, which may occasionally be short term, with income as a secondary goal. Under normal market conditions, the Fund invests primarily in equity securities, primarily common stock, of U.S. and foreign companies that we believe are available at market prices less than their intrinsic value. To a lesser extent, the Fund also invests in merger arbitrage securities and the debt and equity of distressed companies. The Fund may invest up to 35% of its assets in foreign securities, which may include sovereign debt and participations in foreign government debt. The Geographic Composition bar chart on this page lists the leading countries where the Fund invests.

Performance Overview

The Fund’s Class Z shares posted a cumulative total return of +23.13% for the 12 months ended December 31, 2019. For comparison, the Fund’s benchmark, the Standard & Poor’s 500 Index (S&P 500), which is a broad measure of U.S. stock performance, posted a total return of +31.49%.1 You can find more of the Fund’s performance data in the Performance Summary beginning on page 9.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Economic and Market Overview

Global developed and emerging market stocks, as measured by the MSCI All Country World Index (USD), posted a +27.30% total return during the 12 months ended December 31, 2019.1 Although global economic growth slowed from 2018, interest-rate cuts from many central banks and the easing of trade tensions near period-end

Geographic Composition*

Based on Total Net Assets as of 12/31/19

*Figures are stated as a percentage of total and may not equal 100% or may be negative due to rounding, use of any derivatives, unsettled trades or other factors.

contributed to the generally positive environment for equities worldwide. Reflecting investor optimism and slowing but resilient economic growth, stocks advanced in every major region of the globe.

In the U.S., solid economic growth also supported equities, as healthy consumer spending and a strong labor market kept the economy afloat. The unemployment rate fell during the year, reaching 3.5% in September, November and December 2019, the lowest recorded unemployment rate in 50 years.2 Wages also grew, albeit at a moderate pace, and inflation remained persistently low. In addition, deficit spending by the U.S. government boosted current growth at the expense of long-term debt. Despite the strength in the consumer sector, some parts of the economy struggled, particularly heavy industry. Annual industrial production contracted late in the reporting period, manufacturing output stalled and capital spending declined.

The U.S. Federal Reserve (Fed) provided a substantial boost to equity markets early in the reporting period as it shifted to a more accommodative monetary policy. In January 2019,

1. Source: Morningstar.

The index is unmanaged and includes reinvestment of any income or distributions. It does not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

2. Source: U.S. Bureau of Labor Statistics.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

The SOI begins on page 18.

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the Fed signaled the end of its tightening cycle and cut the federal funds rate three times thereafter, lowering it to a range of 1.50%–1.75%. Stocks responded positively to the interest-rate cuts and gained further in December 2019 after the Fed indicated it would likely leave interest rates unchanged in 2020.

Growth slowed overall in the eurozone, particularly in Germany and Italy. Germany, which is heavily reliant on exports, was adversely affected by the trade conflict between the U.S. and China and the resulting slowdown in global trade. In Italy, political uncertainty and budget concerns caused the country’s annual gross domestic product (GDP) growth to stall in 2019’s first quarter before modestly improving in the second and third quarters. Despite sluggish economic conditions, European developed market equities, as measured by the MSCI Europe Index-NR (Local Currency), posted a +23.75% total return for the 12-month period, as easing trade tensions buoyed investor optimism and an electoral victory by the Conservative Party in the U.K. alleviated uncertainty surrounding Brexit.3 Although the European Central Bank left its headline refinancing rate unchanged, it lowered the deposit rate and restarted its bond-buying stimulus program, further supporting stocks.

Economic growth in Asia was relatively solid overall, despite slowdowns in several large emerging market countries, such as China and India. Japan’s economy grew amid the Bank of Japan’s sizable stimulus program. The trade war between the U.S. and China provided the backdrop for Asian stocks, which rose and fell in sync with investor sentiment regarding a trade deal. A phase one trade agreement between the two countries reached in December 2019 propelled Asian developed and emerging market stocks, which ultimately ended with a +19.23% total return over the 12-month period, as measured by the MSCI All Country Asia Index (USD).4

Emerging market stocks overall experienced several sharp selloffs and subsequent rebounds throughout the reporting period before ending with gains. In aggregate, economic growth slowed somewhat from 2018 but remained solid, although there was some variation among individual countries. Many central banks in emerging markets cut interest rates throughout the reporting period, which, along with resilient GDP growth, provided a supportive environment for equities. Russian stocks posted the highest returns among emerging markets as the threat of further sanctions receded and a solid fiscal environment reassured investors. Overall, global emerging markets, as measured by the MSCI Emerging Markets Index (USD), posted a +18.90% total return for the 12-month period.1

Investment Strategy

At Franklin Mutual Series, we are committed to our distinctive value approach to investing, which we believe can generate above-average risk-adjusted returns over time for our shareholders. Our major investment strategy is investing in undervalued stocks. When selecting undervalued equities, we are attracted to what we believe are fundamentally strong companies with healthy balance sheets, high-quality assets, substantial free cash flow and shareholder-oriented management teams and whose stocks are trading at discounts to our assessment of the companies’ intrinsic or business value. We also look for asset-rich companies whose shares may be trading at depressed levels due to concerns over short-term earnings disappointments, litigation, management strategy or other perceived negatives. This strict value approach is not only intended to improve the likelihood of capital appreciation, but also reduces the risk of substantial declines, in our opinion. While the vast majority of our undervalued equity investments are made in publicly traded companies globally, we may invest occasionally in privately held companies as well.

To a lesser extent, we complement this more traditional investment strategy with two others. One is distressed investing, a highly specialized field that has proven quite profitable during certain periods over the years. Distressed investing is complex and can take many forms. The most common distressed investment the Fund undertakes is the purchase of financially troubled or bankrupt companies’ debt at a substantial discount to face value. After the financially distressed company is reorganized, often in bankruptcy court, the old debt is typically replaced with new securities issued by the financially stronger company.

The other piece of our investment strategy is participating in arbitrage situations, another highly specialized field. When companies announce proposed mergers or takeovers, commonly referred to as deals, the target company may trade at a discount to the bid it ultimately accepts. One form of arbitrage involves purchasing the target company’s stock when it is trading below the value we believe it would receive in a deal. In keeping with our commitment to a relatively conservative investment approach, we typically focus our arbitrage efforts on announced deals, and avoid rumored deals or other situations we consider relatively risky. In

3. Source: Morningstar. Net Returns (NR) include income net of tax withholding when dividend are paid.

4. Source: MSCI.

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FRANKLIN MUTUAL SHARES FUND

addition, it is our practice to hedge the Fund’s currency exposure when we deem it advantageous for our shareholders.

What is meant by “hedge”?

To hedge an investment is to take a position intended to offset potential losses that may be incurred by a companion financial instrument. Hedging an investment may also offset potential gains.

Manager’s Discussion

The end of a decade is a natural time for reflection about the years that have just passed and to look ahead to what the next 10 might have in store. Across Wall Street, we see many prognostications, and while we are not in the forecasting business, we do allow ourselves to think about investment opportunities over such an extended time period. But experience has taught us that while trying to predict the exact course of markets and/or economic and political events that will drive them may be fun, it is not all that useful.

As 2010 began, the global economy was still recovering from the Global Financial Crisis. The U.S. government owned significant portions of the banking and automotive sectors. The Fed had already started quantitative easing (QE), with QE 2 and QE 3 still to come. In Europe, concerns about Greece’s finances were emerging, and in China the effects of 2009’s massive stimulus programs were starting to take hold.

Over the subsequent years we saw ongoing, global QE, culminating in trillions of dollars of debt yielding negative interest rates. The European Union (EU) was in continuous upheaval, with Greece threatening to leave, but eventually staying in the eurozone; the U.K. pursuing and achieving Brexit; and ongoing strain between core members Germany, France, Italy and Spain. In the U.S., average annual economic growth was restrained and finished the decade below 2%, trailing the minimum 3% expectation of prior decades. Strong corporate profits and lower corporate tax rates were bright spots.

Equity markets delivered a very good decade—one of the best in history—with the S&P 500 and the MSCI World Index (USD) posting average annual total returns of +13.56% and +10.08%, respectively.5 During the decade, Franklin Mutual

Top 10 Sectors/Industries

Based on Equity Securities as of 12/31/19

% of Total Net Assets

Pharmaceuticals	9.9%

Banks	9.7%

Insurance	8.2%

Oil, Gas & Consumable Fuels	7.7%

Media	6.1%

Technology Hardware, Storage & Peripherals	4.3%

Tobacco	3.1%

Food Products	3.1%

Health Care Equipment & Supplies	3.0%

Software	3.0%

Shares Fund, Class Z posted an average annual total return of +9.01%, a solid absolute return that nonetheless lagged the S&P 500, its benchmark. The Fund’s value strategy, which seeks to identify mispriced securities and limit downside risk, was out of favor in an environment that generally encouraged investors to assume more risk. Conversely, the Fund’s Class Z shares posted an average annual total return of +5.27% in the prior decade, compared with -0.95% for the S&P 500.1 Our active investment approach focusing on individual opportunities was more conducive to the prior decade’s greater volatility.

In our view, going forward we expect more political and monetary uncertainty and economic growth in unexpected places. Corporate profits will have good years and bad years. Some industries will be massively disrupted, while others will find a way to adjust and prosper, even within the context of artificial intelligence and machine learning. Recent events, such as the coronavirus outbreak, have caused, and may continue to cause, uncertainty and volatility in the Chinese economy, potentially leading to vulnerability in 2020 global growth expectations. As for investment positioning, we intend to avoid forecasts that would lead us to make the Fund’s success dependent on a specific set of outcomes. Rather, we will seek to continue with our time-tested value process and complement it with new tools that enhance our security evaluation and selection process. To that end, we have integrated risk and quantitative portfolio analysis tools that provide us with fresh insights about performance, and help us identify companies and securities that we believe

5. Source: Morningstar.

The indexes are unmanaged and include reinvestment of any income or distributions. They do not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

See www.franklintempletondatasources.com for additional data provider information.

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satisfy our investors’ goals of risk-adjusted returns that are not wholly dependent on any one economic or political scenario.

Fund Performance

Turning to Fund performance, top positive contributors included U.S.-based companies Charter Communications, Citigroup and Walt Disney. These companies are listed among the Fund’s largest positions in the Top 10 Equity Holdings table on this page.

Shares of cable operator Charter Communications surged after the company reported operating and financial results that were broadly ahead of consensus estimates. Capital expenditures were lower than expected and drove free cash flow, which was used during the period to buy back $3.1 billion of the company’s stock. The market was anticipating share repurchases totaling $2.25 billion. Revenue accelerated 5.1% compared with consensus forecasts of 4.5%. The increased revenue, however, did not reflect the impact of a broad-based increase in per subscriber fees implemented during the period, which could drive revenue growth and margin expansion in 2020. According to the company’s management, there has not been a meaningful decrease in customers as a result of the higher per subscriber fees.

Investors bid up shares of bank and financial services provider Citigroup following the release of third-quarter earnings that beat consensus expectations. Highlights included increases in deposits of 6% quarter-over-quarter and 11% year-over-year; growth in revenues and purchase volumes in the North America-branded credit cards division by 11% and 7% year-over-year, respectively; and strong results in the bank’s Asian operations across the board. Management also repurchased 76 million, or 3.3%, of outstanding shares of the company during the period.

Shares of family entertainment and media enterprise Walt Disney surged in late 2019. The rally was kicked off by an earnings report characterized by across-the-board outperformance of Disney legacy assets and a better-than-expected outlook for fiscal-year 2020 earnings. The company’s stock continued to rise following the successful launch of Disney+, its subscription video on-demand streaming service, which reported more than 10 million subscribers on the first day of service, exceeding forecasts. The box office performance of Frozen II, which set a record for Thanksgiving-weekend receipts, also helped boost the stock’s performance.

Top 10 Equity Holdings

12/31/19

Company Sector/Industry, Country	% of Total Net Assets

Medtronic PLC Health Care Equipment & Supplies, U.S.	3.0%

Novartis AG Pharmaceuticals, Switzerland	2.4%

The Walt Disney Co. Entertainment, U.S.	2.3%

Charter Communications Inc. Media, U.S.	2.3%

GlaxoSmithKline PLC Pharmaceuticals, U.K.	2.3%

Alleghany Corp. Insurance, U.S.	2.2%

JPMorgan Chase & Co. Banks, U.S.	2.2%

American International Group Inc. Insurance, U.S.	2.2%

Citigroup Inc. Banks, U.S.	2.1%

Wells Fargo & Co. Banks, U.S.	2.1%

During the period under review, Fund investments that detracted from performance included U.S.-based companies Fluor (not held at period-end), Occidental Petroleum and Walgreens Boots Alliance.

The share price of Fluor, a global engineering and construction company, fell significantly during the period. The company withdrew 2019 guidance after reporting significant project charges and materially lower-than-expected earnings and revenues. Following these disappointing results, the company announced the return of the former chief executive officer (CEO) as executive chairman, promoted the general counsel to CEO, rehired the former chief financial officer and initiated a strategic review that recommends simplifying the company’s business model by divesting of non-core businesses.

The stock of Occidental Petroleum, a petroleum and chemical products company, traded lower in 2019 as investors struggled to accept its acquisition of Anadarko Petroleum, during a period in which energy stocks were under pressure from falling crude oil prices. We think the Anadarko deal should be highly beneficial to the company’s per share metrics, although the acquisition will make the company more dependent on oil prices, while significantly weakening its balance sheet. The acquired Permian Basin

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assets complement Occidental’s existing portfolio, and the considerable free cash flow generated from Anadarko’s Gulf of Mexico operations can help reduce debt and support its dividend. Occidental’s management is strengthening the company’s financial position by disposing of non-core assets, which is key to restoring investor confidence, in our view.

Shares of drug store services provider Walgreens Boots Alliance began to sell off early in 2019, when the chief financial officer cited negative industry trends in drug prices and pharmacy benefit manager (PBM) reimbursement rates. Shares also fell in reaction to the company’s limited success in offsetting those challenges by increasing its volume of drug sales or renegotiating with PBMs. These pressures, and weakness in both its U.S. and U.K. stores, resulted in a cut to full-year guidance in April. However, Walgreens is reducing costs throughout the enterprise, and is attempting to reduce exposure to lower margin categories within the front of its stores, which we believe can help boost growth and profitability over the longer term. The company’s share price rallied in early November based on news that global investment firm KKR had approached the company about taking it private via a leveraged buyout that would likely be the largest in history. However, the stock retreated later when deal terms failed to materialize.

During the period, the Fund held currency forwards and futures seeking to hedge most of the currency risk of the portfolio’s non-U.S. dollar investments. The hedges had a modestly positive overall impact on the Fund’s performance.

What is a currency forward?

A currency forward is a direct agreement between the Fund and a counterparty to buy or sell a foreign currency in exchange for another currency at a specific exchange rate on a future date.

What is a future?

A future is an agreement between the Fund and a counterparty made through a U.S. or foreign futures exchange to buy or sell an underlying instrument or asset at a specific price on a future date.

As fellow shareholders, we found recent relative performance disappointing, but it is not uncommon for our strategy to lag the equity markets at times. We remain committed to our disciplined, value investment approach as we seek to generate attractive, long-term, risk-adjusted returns for shareholders.

Thank you for your participation in Franklin Mutual Shares Fund. We look forward to continuing to serve your investment needs.

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FRANKLIN MUTUAL SHARES FUND

Peter A. Langerman Co-Portfolio Manager

F. David Segal, CFA Co-Portfolio Manager

Debbie A. Turner, CFA Co-Portfolio Manager

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2019, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

CFA® is a trademark owned by CFA Institute.

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FRANKLIN MUTUAL SHARES FUND

Performance Summary as of December 31, 2019

The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 12/31/191

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 5.50% and the minimum is 0%. Class A: 5.50% maximum initial sales charge. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return[2]	Average Annual Total Return[3]

Z

1-Year	+23.13%	+23.13%

5-Year	+35.59%	+6.28%

10-Year	+136.87%	+9.01%

A4

1-Year	+22.86%	+16.09%

5-Year	+33.88%	+4.82%

10-Year	+130.40%	+8.09%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 11 for Performance Summary footnotes.

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FRANKLIN MUTUAL SHARES FUND

PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment1

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

Class Z (1/1/10–12/31/19)

Class A (1/1/10–12/31/19)

See page 11 for Performance Summary footnotes.

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PERFORMANCE SUMMARY

Distributions (1/1/19–12/31/19)

Share Class	Net Investment Income	Short-Term Capital Gain	Long-Term Capital Gain	Total

Z	$0.7149	$0.0648	$1.4468	$2.2265

A	$0.6430	$0.0648	$1.4468	$2.1546

C	$0.4236	$0.0648	$1.4468	$1.9352

R	$0.5479	$0.0648	$1.4468	$2.0595

R6	$0.7317	$0.0648	$1.4468	$2.2433

Total Annual Operating Expenses6

Share Class	With Fee Waiver	Without Fee Waiver
Z	0.77%	0.77%
A	1.02%	1.02%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Value securities may not increase in price as anticipated or may decline further in value. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments. The Fund’s investments in companies engaged in mergers, reorganizations or liquidations also involve special risks as pending deals may not be completed on time or on favorable terms. The Fund may invest in lower rated bonds, which entail higher credit risk. The Fund’s prospectus also includes a description of the main investment risks.

1. The Fund has a fee waiver associated with any investment it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through 4/30/20. Fund investment results reflect the fee waiver; without this waiver, the results would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

4. Prior to 9/10/18, these shares were offered at a higher initial sales charge of 5.75%, thus actual returns (with sales charges) would have differed. Average annual total returns (with sales charges) have been restated to reflect the current maximum initial sales charge of 5.50%.

5. Source: Morningstar. The S&P 500 is a market capitalization-weighted index of 500 stocks designed to measure total U.S. equity market performance.

6. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown. See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN MUTUAL SHARES FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual		Hypothetical
		(actual return after expenses)		(5% annual return before expenses)

			Expenses		Expenses	Net
	Beginning	Ending	Paid During	Ending	Paid During	Annualized
Share	Account	Account	Period	Account	Period	Expense
Class	Value 7/1/19	Value 12/31/19	7/1/19–12/31/191, [2]	Value 12/31/19	7/1/19–12/31/191, [2]	Ratio[2]

Z	$1,000	$1,082.20	$4.09	$1,021.27	$3.97	0.78%
A	$1,000	$1,081.30	$5.40	$1,020.01	$5.24	1.03%
C	$1,000	$1,076.80	$9.32	$1,016.23	$9.05	1.78%
R	$1,000	$1,079.60	$6.71	$1,018.75	$6.51	1.28%
R6	$1,000	$1,082.90	$3.68	$1,021.68	$3.57	0.70%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 184/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include acquired fund fees and expenses.

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FRANKLIN MUTUAL SERIES FUNDS

Financial Highlights

Franklin Mutual Shares Fund

		Year Ended December 31,
	2019	2018	2017	2016		2015

Class Z

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$24.25	$28.63	$28.22	$26.00		$29.52

Income from investment operations[a]:

Net investment income[b]	0.63	0.51	0.65 [c]	0.63	[d]	0.54

Net realized and unrealized gains (losses)	4.90	(3.11)	1.73	3.48		(1.71)

Total from investment operations	5.53	(2.60)	2.38	4.11		(1.17)

Less distributions from:

Net investment income	(0.71)	(0.53)	(0.68)	(0.64)		(0.59)

Net realized gains	(1.51)	(1.25)	(1.29)	(1.25)		(1.76)

Total distributions	(2.22)	(1.78)	(1.97)	(1.89)		(2.35)

Net asset value, end of year	$27.56	$24.25	$28.63	$28.22		$26.00

Total return	23.13%	(8.95)%	8.49%	15.88%		(3.81)%

Ratios to average net assets

Expenses[e,f]	0.78% [g]	0.76% [g]	0.78%	0.80%	[g]	0.81% [g]

Expenses incurred in connection with securities sold short	0.02%	—% [h]	—%	0.01%		0.02%

Net investment income	2.32%	1.77%	2.23% [c]	2.33%	[d]	1.82%

Supplemental data

Net assets, end of year (000’s)	$5,472,276	$5,189,476	$6,229,996	$7,681,881		$6,770,056

Portfolio turnover rate	21.71%	20.72%	18.15%	20.56%		19.99%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.16 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.69%.

dNet investment income per share includes approximately $0.10 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.96%.

eIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(e).

fBenefit of expense reduction rounds to less than 0.01%.

gBenefit of waiver and payments by affiliates rounds to less than 0.01%.

hRounds to less than 0.01%.

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FRANKLIN MUTUAL SERIES FUNDS

FINANCIAL HIGHLIGHTS

Franklin Mutual Shares Fund (continued)

		Year Ended December 31,
	2019	2018	2017	2016		2015

Class A

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$24.00	$28.35	$27.97	$25.78		$29.29

Income from investment operations[a]:

Net investment income[b]	0.56	0.43	0.58 [c]	0.56	[d]	0.45

Net realized and unrealized gains (losses)	4.85	(3.07)	1.70	3.45		(1.69)

Total from investment operations	5.41	(2.64)	2.28	4.01		(1.24)

Less distributions from:

Net investment income	(0.64)	(0.46)	(0.61)	(0.57)		(0.51)

Net realized gains	(1.51)	(1.25)	(1.29)	(1.25)		(1.76)

Total distributions	(2.15)	(1.71)	(1.90)	(1.82)		(2.27)

Net asset value, end of year	$27.26	$24.00	$28.35	$27.97		$25.78

Total return[e]	22.86%	(9.18)%	8.21%	15.61%		(4.10)%

Ratios to average net assets

Expenses[f,g]	1.03% [h]	1.01% [h]	1.03%	1.05%	[h]	1.09% [h]

Expenses incurred in connection with securities sold short	0.02%	—% [i]	—%	0.01%		0.02%

Net investment income	2.07%	1.52%	1.98% [c]	2.08%	[d]	1.54%

Supplemental data

Net assets, end of year (000’s)	$4,042,626	$3,852,134	$4,386,829	$4,737,576		$4,819,868

Portfolio turnover rate	21.71%	20.72%	18.15%	20.56%		19.99%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.16 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.44%.

dNet investment income per share includes approximately $0.10 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.71%.

eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

fIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(e).

gBenefit of expense reduction rounds to less than 0.01%.

hBenefit of waiver and payments by affiliates rounds to less than 0.01%.

iRounds to less than 0.01%.

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FRANKLIN MUTUAL SERIES FUNDS

FINANCIAL HIGHLIGHTS

Franklin Mutual Shares Fund (continued)

	Year Ended December 31,
	2019	2018	2017	2016		2015

Class C

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$23.97	$28.04	$27.68	$25.54		$29.02

Income from investment operations[a]:

Net investment income[b]	0.36	0.21	0.35 [c]	0.35	[d]	0.24

Net realized and unrealized gains (losses)	4.82	(3.00)	1.67	3.40		(1.67)

Total from investment operations	5.18	(2.79)	2.02	3.75		(1.43)

Less distributions from:

Net investment income	(0.42)	(0.03)	(0.37)	(0.36)		(0.29)

Net realized gains	(1.51)	(1.25)	(1.29)	(1.25)		(1.76)

Total distributions	(1.93)	(1.28)	(1.66)	(1.61)		(2.05)

Net asset value, end of year	$27.22	$23.97	$28.04	$27.68		$25.54

Total return[e]	21.93%	(9.87)%	7.37%	14.77%		(4.79)%

Ratios to average net assets

Expenses[f,g]	1.78% [h]	1.76% [h]	1.78%	1.80%	[h]	1.81% [h]

Expenses incurred in connection with securities sold short	0.02%	—% [i]	—%	0.01%		0.02%

Net investment income	1.32%	0.77%	1.23% [c]	1.33%	[d]	0.82%

Supplemental data

Net assets, end of year (000’s)	$302,296	$309,756	$995,665	$1,114,760		$1,101,302

Portfolio turnover rate	21.71%	20.72%	18.15%	20.56%		19.99%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.16 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.69%.

dNet investment income per share includes approximately $0.10 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.96%.

eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

fIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(e).

gBenefit of expense reduction rounds to less than 0.01%.

hBenefit of waiver and payments by affiliates rounds to less than 0.01%.

iRounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	15

FRANKLIN MUTUAL SERIES FUNDS

FINANCIAL HIGHLIGHTS

Franklin Mutual Shares Fund (continued)

	Year Ended December 31,
	2019	2018	2017	2016		2015

Class R

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$23.91	$28.21	$27.83	$25.66		$29.14

Income from investment operations[a]:

Net investment income[b]	0.49	0.36	0.50 [c]	0.49	[d]	0.38

Net realized and unrealized gains (losses)	4.83	(3.05)	1.70	3.42		(1.67)

Total from investment operations	5.32	(2.69)	2.20	3.91		(1.29)

Less distributions from:

Net investment income	(0.55)	(0.36)	(0.53)	(0.49)		(0.43)

Net realized gains	(1.51)	(1.25)	(1.29)	(1.25)		(1.76)

Total distributions	(2.06)	(1.61)	(1.82)	(1.74)		(2.19)

Net asset value, end of year	$27.17	$23.91	$28.21	$27.83		$25.66

Total return	22.55%	(9.41)%	7.96%	15.31%		(4.32)%

Ratios to average net assets

Expenses[e,f]	1.28% [g]	1.26% [g]	1.28%	1.30%	[g]	1.31% [g]

Expenses incurred in connection with securities sold short	0.02%	—% [h]	—%	0.01%		0.02%

Net investment income	1.82%	1.27%	1.73% [c]	1.83%	[d]	1.32%

Supplemental data

Net assets, end of year (000’s)	$66,038	$74,345	$107,660	$123,013		$134,050

Portfolio turnover rate	21.71%	20.72%	18.15%	20.56%		19.99%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.16 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.19%.

dNet investment income per share includes approximately $0.10 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.46%.

eIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(e).

fBenefit of expense reduction rounds to less than 0.01%.

gBenefit of waiver and payments by affiliates rounds to less than 0.01%.

hRounds to less than 0.01%.

16	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN MUTUAL SERIES FUNDS

FINANCIAL HIGHLIGHTS

Franklin Mutual Shares Fund (continued)

	Year Ended December 31,
	2019	2018	2017	2016		2015

Class R6

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$24.23	$28.61	$28.21	$25.98		$29.51

Income from investment operations[a]:

Net investment income[b]	0.64	0.53	0.70 [c]	0.66	[d]	0.57

Net realized and unrealized gains (losses)	4.92	(3.11)	1.71	3.49		(1.71)

Total from investment operations	5.56	(2.58)	2.41	4.15		(1.14)

Less distributions from:

Net investment income	(0.73)	(0.55)	(0.72)	(0.67)		(0.63)

Net realized gains	(1.51)	(1.25)	(1.29)	(1.25)		(1.76)

Total distributions	(2.24)	(1.80)	(2.01)	(1.92)		(2.39)

Net asset value, end of year	$27.55	$24.23	$28.61	$28.21		$25.98

Total return	23.26%	(8.88)%	8.61%	16.05%		(3.71)%

Ratios to average net assets

Expenses[e,f]	0.70% [g]	0.69% [g]	0.67%	0.68%	[g]	0.69% [g]

Expenses incurred in connection with securities sold short	0.02%	—% [h]	—%	0.01%		0.02%

Net investment income	2.40%	1.84%	2.34% [c]	2.45%	[d]	1.94%

Supplemental data

Net assets, end of year (000’s)	$1,680,600	$3,160,186	$3,741,430	$1,896,497		$1,923,466

Portfolio turnover rate	21.71%	20.72%	18.15%	20.56%		19.99%
aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.16 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.80%.

dNet investment income per share includes approximately $0.10 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 2.08%.

eIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(e).

fBenefit of expense reduction rounds to less than 0.01%.

gBenefit of waiver and payments by affiliates rounds to less than 0.01%.

hRounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	17

FRANKLIN MUTUAL SERIES FUNDS

Statement of Investments, December 31, 2019

Franklin Mutual Shares Fund

	Country	Shares/ Rights/ Units/ Warrants	Value

Common Stocks and Other Equity Interests 91.1%
Aerospace & Defense 2.3%
BAE Systems PLC	United Kingdom	15,590,083	$116,621,514
Huntington Ingalls Industries Inc.	United States	609,698	152,961,034

			269,582,548

Auto Components 0.0%†
[a,b,c,d] International Automotive Components Group Brazil LLC	Brazil	7,234,813	262,624

Automobiles 1.2%
General Motors Co.	United States	3,805,294	139,273,760

Banks 9.7%
Cadence Bancorp	United States	1,604,557	29,090,619
CIT Group Inc.	United States	2,228,261	101,675,550
Citigroup Inc.	United States	3,077,706	245,877,932
Citizens Financial Group Inc.	United States	4,361,671	177,127,459
Columbia Banking System Inc.	United States	75,396	3,067,486
JPMorgan Chase & Co.	United States	1,827,190	254,710,286
Synovus Financial Corp.	United States	1,882,029	73,775,537
Wells Fargo & Co.	United States	4,450,830	239,454,654

			1,124,779,523

Building Products 1.2%
Johnson Controls International PLC	United States	3,293,400	134,074,314

Communications Equipment 0.8%
Cisco Systems Inc.	United States	2,020,910	96,922,844

Consumer Finance 1.5%
Capital One Financial Corp.	United States	1,731,205	178,158,307

Containers & Packaging 1.6%
International Paper Co.	United States	3,220,137	148,287,309
WestRock Co.	United States	968,212	41,545,977

			189,833,286

Diversified Financial Services 1.6%
Voya Financial Inc.	United States	2,937,130	179,106,187

Diversified Telecommunication Services 0.7%
Koninklijke KPN NV	Netherlands	26,172,465	77,222,773

Electrical Equipment 1.8%
[a] Sensata Technologies Holding PLC	United States	3,755,370	202,301,782

Electronic Equipment, Instruments & Components 1.0%
Corning Inc.	United States	4,042,414	117,674,671

Energy Equipment & Services 1.7%
Baker Hughes Co., A	United States	2,405,627	61,656,220
Schlumberger Ltd.	United States	3,224,000	129,604,800

			191,261,020

Entertainment 2.3%
The Walt Disney Co.	United States	1,853,574	268,082,408

18	Annual Report	franklintempleton.com

FRANKLIN MUTUAL SERIES FUNDS

STATEMENT OF INVESTMENTS

Franklin Mutual Shares Fund (continued)

	Country	Shares/ Rights/ Units/ Warrants	Value

Common Stocks and Other Equity Interests (continued)
Equity Real Estate Investment Trusts (REITs) 1.7%
Alexander’s Inc.	United States	231,286	$76,405,330
Vornado Realty Trust	United States	1,752,422	116,536,063

			192,941,393

Food & Staples Retailing 2.7%
The Kroger Co.	United States	6,370,986	184,694,884
Walgreens Boots Alliance Inc.	United States	2,104,829	124,100,718

			308,795,602

Food Products 3.1%
Archer-Daniels-Midland Co.	United States	2,402,500	111,355,875
Conagra Brands Inc.	United States	1,481,783	50,736,250
The Kraft Heinz Co.	United States	6,008,600	193,056,318

			355,148,443

Health Care Equipment & Supplies 3.0%
Medtronic PLC	United States	3,107,601	352,557,333

Health Care Providers & Services 1.7%
CVS Health Corp.	United States	2,595,215	192,798,522

Household Durables 3.0%
Lennar Corp., A	United States	2,046,900	114,196,551
Newell Brands Inc.	United States	8,492,195	163,219,988
Toll Brothers Inc.	United States	1,715,500	67,779,405

			345,195,944

Household Products 0.7%
Energizer Holdings Inc.	United States	1,538,433	77,260,105

Independent Power & Renewable Electricity Producers 0.1%
Vistra Energy Corp.	United States	658,165	15,131,213

Industrial Conglomerates 1.1%
General Electric Co.	United States	11,699,600	130,567,536

Insurance 8.2%
[a] Alleghany Corp.	United States	325,189	260,011,369
American International Group Inc.	United States	4,874,739	250,220,353
Chubb Ltd.	United States	195,858	30,487,256
Everest Re Group Ltd.	United States	444,994	123,192,139
The Hartford Financial Services Group Inc.	United States	3,214,299	195,332,950
MetLife Inc.	United States	1,833,830	93,470,315

			952,714,382

IT Services 1.5%
Cognizant Technology Solutions Corp., A	United States	2,857,050	177,194,241

Machinery 0.9%
CNH Industrial NV	United Kingdom	3,744,919	41,115,449
CNH Industrial NV, special voting	United Kingdom	5,296,616	58,151,524

			99,266,973

franklintempleton.com	Annual Report	19

FRANKLIN MUTUAL SERIES FUNDS

STATEMENT OF INVESTMENTS

Franklin Mutual Shares Fund (continued)

	Country	Shares/ Rights/ Units/ Warrants	Value

Common Stocks and Other Equity Interests (continued)
Media 6.1%
[a] Charter Communications Inc., A	United States	543,329	$263,558,031
Comcast Corp., A.	United States	4,398,700	197,809,539
[a] Discovery Inc., C	United States	4,106,800	125,216,332
[a] DISH Network Corp., A	United States	2,477,837	87,888,878
[a] iHeartMedia Inc., A	United States	1,795,072	30,336,717
[a,c] iHeartMedia Inc., B	United States	35,201	505,662
[a] iHeartMedia Inc., wts., A, 5/01/39	United States	1,786	30,182

			705,345,341

Oil, Gas & Consumable Fuels 7.7%
BP PLC	United Kingdom	26,357,264	164,630,268
Kinder Morgan Inc.	United States	9,925,540	210,123,682
Marathon Oil Corp.	United States	9,432,085	128,087,714
Occidental Petroleum Corp.	United States	1,825,516	75,229,514
Plains All American Pipeline LP	United States	3,323,700	61,122,843
Royal Dutch Shell PLC, A (EUR Traded)	United Kingdom	1,219,903	35,795,296
Royal Dutch Shell PLC, A (GBP Traded)	United Kingdom	2,719,064	80,488,256
The Williams Cos. Inc.	United States	5,465,884	129,650,769

			885,128,342

Pharmaceuticals 9.9%
Allergan PLC	United States	703,000	134,392,510
[a] Bristol-Myers Squibb Co., rts., 2/01/49	United States	1,368,343	4,118,712
Eli Lilly & Co.	United States	1,790,643	235,344,210
GlaxoSmithKline PLC	United Kingdom	11,072,484	260,889,483
Merck & Co. Inc.	United States	1,660,972	151,065,403
Novartis AG, ADR	Switzerland	2,881,641	272,862,586
Perrigo Co. PLC	United States	1,643,800	84,918,708

			1,143,591,612

Software 3.0%
[a] Avaya Holdings Corp.	United States	364	4,914
[a] Avaya Holdings Corp., wts., 12/15/22	United States	276,741	332,089
NortonLifeLock Inc.	United States	8,128,551	207,440,622
Oracle Corp.	United States	2,686,800	142,346,664

			350,124,289

Specialty Retail 0.2%
[a,b,c] TRU Kids Parent LLC	United States	7,469	27,867,828
[a,b,c] Wayne Services Legacy Inc.	United States	7,469	—

			27,867,828

Technology Hardware, Storage & Peripherals 4.3%
Hewlett Packard Enterprise Co.	United States	7,532,314	119,462,500
Samsung Electronics Co. Ltd.	South Korea	4,751,619	229,362,140
Western Digital Corp.	United States	2,337,857	148,383,784

			497,208,424

20	Annual Report	franklintempleton.com

FRANKLIN MUTUAL SERIES FUNDS

STATEMENT OF INVESTMENTS

Franklin Mutual Shares Fund (continued)

	Country	Shares/ Rights/ Units/ Warrants	Value

Common Stocks and Other Equity Interests (continued)
Textiles, Apparel & Luxury Goods 1.2%
PVH Corp.	United States	1,285,900	$135,212,385

Tobacco 3.1%
Altria Group Inc.	United States	2,023,360	100,985,898
British American Tobacco PLC	United Kingdom	3,767,740	161,257,769
British American Tobacco PLC, ADR	United Kingdom	1,424,588	60,488,007
Imperial Brands PLC	United Kingdom	1,507,727	37,322,229

			360,053,903

Wireless Telecommunication Services 0.5%
Vodafone Group PLC	United Kingdom	30,709,264	59,691,525

Total Common Stocks and Other Equity Interests (Cost $7,458,792,081)			10,532,331,383

		Principal Amount

Corporate Notes and Senior Floating Rate Interests 3.5%
[e] Banff Merger Sub Inc., senior note, 144A, 9.75%, 9/01/26	United States	$59,688,000	60,584,812
Frontier Communications Corp.,
senior note, 10.50%, 9/15/22	United States	72,365,000	35,481,428
senior note, 11.00%, 9/15/25	United States	81,506,000	39,734,175
[e] senior secured note, first lien, 144A, 8.00%, 4/01/27	United States	19,878,000	20,809,284
[f,g] Veritas U.S. Inc,
Term Loan B1, 6.299%, (1-month USD LIBOR + 4.50%), 1/27/23	United States	48,688,224	47,065,300
Term Loan B1, 6.445%, (3-month USD LIBOR + 4.50%), 1/27/23	United States	9,353,364	9,041,589
[e] Veritas U.S. Inc./Veritas Bermuda Ltd.,
senior note, 144A, 7.50%, 2/01/23	United States	9,656,000	9,660,007
senior note, 144A, 10.50%, 2/01/24	United States	76,705,000	71,175,720
[f,g] Windstream Services LLC,
[h] Revolving Commitment, 7.75%, (Prime + 3.00%), 4/24/20	United States	91,322,291	85,614,648
Term Loan B6, 9.75%, (Prime + 5.00%), 3/30/21	United States	23,496,000	22,543,566

Total Corporate Notes and Senior Floating Rate Interests (Cost $466,961,562)			401,710,529

Corporate Notes in Reorganization (Cost $30,683,169) 0.0%†
[e,i] McDermott Technology Americas Inc., senior note, 144A, 10.625%, 5/01/24	United States	32,043,000	2,813,696

		Shares

Companies in Liquidation 0.0%†
[a,c,j] Clear Channel Communications Inc., Contingent Distribution	United States	74,295,000	—
[a,c,j] iHeartCommunications Inc., Contingent Distribution	United States	125,033,338	—
[a,c,j] Tribune Media, Litigation Trust, Contingent Distribution	United States	1,000,497	—
[a,c,j] Vistra Energy Corp., Litigation Trust, Contingent Distribution	United States	194,177,556	106,797

franklintempleton.com	Annual Report	21

FRANKLIN MUTUAL SERIES FUNDS

STATEMENT OF INVESTMENTS

Franklin Mutual Shares Fund (continued)

	Country	Shares	Value

Companies in Liquidation (continued)
[a,c,j] Walter Energy Inc., Litigation Trust, Contingent Distribution	United States	20,046,000	$—

Total Companies in Liquidation (Cost $6,071,371)			106,797

Total Investments before Short Term Investments (Cost $7,962,508,183)			10,936,962,405

		Principal Amount

Short Term Investments 5.6%

U.S. Government and Agency Securities 5.6%
[k] FHLB, 1/02/20	United States	$16,300,000	16,300,000
[k] U.S. Treasury Bill,
[l] 2/06/20 - 3/19/20	United States	83,000,000	82,794,435
1/02/20 - 5/28/20	United States	550,000,000	548,666,202

Total U.S. Government and Agency Securities (Cost $647,476,582)			647,760,637

Total Investments (Cost $8,609,984,765) 100.2%			11,584,723,042

Securities Sold Short (0.5)%			(53,876,501)

Other Assets, less Liabilities 0.3%			32,989,498

Net Assets 100.0%			$11,563,836,039

		Shares

[m] Securities Sold Short (Proceeds $46,531,474) (0.5)%
Common Stocks (0.5)%
Biotechnology (0.5)%
AbbVie Inc.	United States	608,499	(53,876,501)

†Rounds to less than 0.1% of net assets.

aNon-income producing.

bSee Note 11 regarding holdings of 5% voting securities.

cFair valued using significant unobservable inputs. See Note 13 regarding fair value measurements.

dSee Note 9 regarding restricted securities.

eSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. At December 31, 2019, the aggregate value of these securities was $165,043,519, representing 1.4% of net assets.

fThe coupon rate shown represents the rate at period end.

gSee Note 1(g) regarding senior floating rate interests.

hA portion or all of the security purchased on a delayed delivery basis. See Note 1(c).

iSee Note 8 regarding credit risk and defaulted securities.

jContingent distributions represent the right to receive additional distributions, if any, during the reorganization of the underlying company. Shares represent total underlying principal of debt securities.

kThe security was issued on a discount basis with no stated coupon rate.

lA portion or all of the security has been segregated as collateral for securities sold short and/or open forward exchange contracts. At December 31, 2019, the aggregate value of these securities pledged amounted to $ 32,911,646, representing 0.3% of net assets.

mSee Note 1(e) regarding securities sold short.

22	Annual Report	franklintempleton.com

FRANKLIN MUTUAL SERIES FUNDS

STATEMENT OF INVESTMENTS

Franklin Mutual Shares Fund (continued)

At December 31, 2019, the Fund had the following futures contracts outstanding. See Note 1(d).

Futures Contracts

Description	Type	Number of Contracts	Notional Amount*	Expiration Date	Value/ Unrealized Appreciation (Depreciation)

Currency Contracts
EUR/USD	Short	728	$102,666,200	3/16/20	$(986,062)
GBP/USD	Short	1,814	150,698,050	3/16/20	(1,171,780)

Total Futures Contracts.					$(2,157,842)

*As of period end.

At December 31, 2019, the Fund had the following forward exchange contracts outstanding. See Note 1(d).

Forward Exchange Contracts

Currency	Counterparty[a]	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Exchange Contracts
Euro	BOFA	Buy	10,161,789	$11,340,783	1/15/20	$66,124	$—
Euro	BOFA	Sell	1,218,207	1,354,210	1/15/20	—	(13,263)
Euro	HSBK	Buy	1,110,000	1,247,152	1/15/20	—	(1,144)
Euro	HSBK	Buy	2,961,420	3,298,217	1/15/20	26,065	—
Euro	HSBK	Sell	1,218,207	1,355,146	1/15/20	—	(12,328)
Euro	SSBT	Sell	18,399,108	21,014,725	1/15/20	361,184	—
Euro	UBSW	Sell	18,399,108	21,014,817	1/15/20	361,276	—
British Pound	BOFA	Buy	418,966	548,451	1/16/20	6,712	—
British Pound	BOFA	Sell	7,030,724	8,843,987	1/16/20	—	(472,283)
British Pound	HSBK	Sell	19,661,567	24,815,811	1/16/20	—	(1,237,331)
South Korean Won	HSBK	Sell	72,308,874,616	60,555,797	1/17/20	—	(2,016,839)
South Korean Won	UBSW	Buy	2,494,512,800	2,159,377	1/17/20	—	(746)
South Korean Won	UBSW	Buy	9,612,263,500	8,159,124	1/17/20	158,869	—
South Korean Won	UBSW	Sell	44,474,572,809	37,585,034	1/17/20	—	(901,131)
British Pound	HSBK	Sell	8,780,856	11,016,979	2/14/20	—	(627,650)
British Pound	SSBT	Sell	4,975,490	6,060,595	2/14/20	—	(537,593)
Euro	SSBT	Sell	15,316,719	17,033,110	2/18/20	—	(196,695)
Euro	SSBT	Sell	4,202,801	4,707,276	4/07/20	—	(35,189)
Euro	UBSW	Sell	4,202,802	4,707,251	4/07/20	—	(35,215)
British Pound	BOFA	Sell	5,860,227	7,577,918	4/24/20	—	(208,052)
British Pound	HSBK	Sell	11,856,261	15,358,325	4/24/20	—	(394,050)
South Korean Won	HSBK	Sell	100,408,792,211	86,620,257	5/15/20	—	(604,932)
South Korean Won	UBSW	Sell	58,942,998,018	50,943,023	5/15/20	—	(260,800)
Euro	SSBT	Sell	12,813,030	14,364,816	5/21/20	—	(133,135)
Euro	UBSW	Sell	12,813,030	14,365,905	5/21/20	—	(132,046)
British Pound	BOFA	Sell	6,752,067	8,822,422	5/22/20	—	(155,018)

franklintempleton.com	Annual Report	23

FRANKLIN MUTUAL SERIES FUNDS

STATEMENT OF INVESTMENTS

Franklin Mutual Shares Fund (continued)

Forward Exchange Contracts (continued)

Currency	Counterparty[a]	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Exchange Contracts (continued)
British Pound	HSBK	Sell	62,688,202	$81,305,529	5/22/20	$—	$(2,043,695)

Total Forward Exchange Contracts						$980,230	$(10,019,135)

Net unrealized appreciation (depreciation)							$(9,038,905)

aMay be comprised of multiple contracts with the same counterparty, currency and settlement date.

See Note 10 regarding other derivative information.

See Abbreviations on page 43.

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FRANKLIN MUTUAL SERIES FUNDS

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

December 31, 2019

Franklin Mutual Shares Fund

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$8,568,582,657
Cost - Non-controlled affiliates (Note 3f and 11)	41,402,108

Value - Unaffiliated issuers	$11,556,592,590
Value - Non-controlled affiliates (Note 3f and 11)	28,130,452
Cash	1,113,363
Foreign currency, at value (cost $1,411,958)	1,437,774
Receivables:
Investment securities sold	17,702,299
Capital shares sold	2,350,436
Dividends and interest	38,443,445
European Union tax reclaims	7,226,216
Deposits with brokers for:
Securities sold short	54,941,618
Futures contracts.	6,001,320
Unrealized appreciation on OTC forward exchange contracts	980,230
Other assets	3,404,432

Total assets	11,718,324,175

Liabilities:
Payables:
Investment securities purchased	63,315,638
Capital shares redeemed	14,589,686
Management fees	6,380,412
Distribution fees	1,132,078
Transfer agent fees	1,466,901
Trustees’ fees and expenses	1,035,874
Variation margin on futures contracts	1,921,345
Securities sold short, at value (proceeds $46,531,474)	53,876,501
Unrealized depreciation on OTC forward exchange contracts	10,019,135
Accrued expenses and other liabilities	750,566

Total liabilities	154,488,136

Net assets, at value	$11,563,836,039

Net assets consist of:
Paid-in capital	$8,421,411,264
Total distributable earnings (losses)	3,142,424,775

Net assets, at value	$11,563,836,039

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	25

FRANKLIN MUTUAL SERIES FUNDS

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (continued)

December 31, 2019

Franklin Mutual Shares Fund

Class Z:
Net assets, at value	$5,472,276,431

Shares outstanding	198,525,310

Net asset value and maximum offering price per share	$27.56

Class A:
Net assets, at value	$4,042,625,849

Shares outstanding	148,318,618

Net asset value per share[a]	$27.26

Maximum offering price per share (net asset value per share ÷ 94.50%)	$28.85

Class C:
Net assets, at value	$ 302,296,402

Shares outstanding	11,105,781

Net asset value and maximum offering price per share[a]	$27.22

Class R:
Net assets, at value	$ 66,037,699

Shares outstanding	2,430,462

Net asset value and maximum offering price per share	$27.17

Class R6:
Net assets, at value	$1,680,599,658

Shares outstanding	61,009,188

Net asset value and maximum offering price per share	$27.55

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

26	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN MUTUAL SERIES FUNDS

FINANCIAL STATEMENTS

Statement of Operations

for the year ended December 31, 2019

Franklin Mutual Shares Fund

Investment income:
Dividends: (net of foreign taxes)*
Unaffiliated issuers	$309,359,245
Non-controlled affiliates (Note 3f and 11)	4,162,293
Interest:
Unaffiliated issuers	82,188,646
Income from securities loaned:
Unaffiliated issuers (net of fees and rebates)	1,068,265
Non-controlled affiliates (Note 3f)	72,310
Other income (Note 1h)	793,071

Total investment income.	397,643,830

Expenses:
Management fees (Note 3a)	83,782,616
Distribution fees: (Note 3c)
Class A	10,168,543
Class C	3,090,467
Class R	379,992
Transfer agent fees: (Note 3e)
Class Z	5,200,484
Class A	3,951,134
Class C	300,191
Class R	74,246
Class R6	656,681
Custodian fees (Note 4)	507,645
Reports to shareholders	631,778
Registration and filing fees	203,710
Professional fees[a]	(893,326)
Trustees’ fees and expenses	795,433
Dividends on securities sold short	2,140,623
Other.	295,205

Total expenses	111,285,422
Expense reductions (Note 4)	(52,940)
Expenses waived/paid by affiliates (Note 3f and 3g)	(62,512)

Net expenses	111,169,970

Net investment income	286,473,860

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	599,564,227
Non-controlled affiliates (Note 3f and 11)	(20,456,067)
Foreign currency transactions	1,247,570
Forward exchange contracts	31,064,320
Futures contracts	5,392,979
Securities sold short	(27,564,705)

Net realized gain (loss)	589,248,324

Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	1,754,817,383
Non-controlled affiliates (Note 3f and 11)	35,369,848
Translation of other assets and liabilities denominated in foreign currencies	(90,460)

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	27

FRANKLIN MUTUAL SERIES FUNDS

FINANCIAL STATEMENTS

Statement of Operations (continued)

for the year ended December 31, 2019

Franklin Mutual Shares Fund

Forward exchange contracts	(16,802,196)
Futures contracts	(2,622,855)
Securities sold short	(32,850,352)

Net change in unrealized appreciation (depreciation)	1,737,821,368

Net realized and unrealized gain (loss)	2,327,069,692

Net increase (decrease) in net assets resulting from operations	$2,613,543,552

*Foreign taxes withheld on dividends	$5,327,021

aIncludes unaffiliated reimbursement of legal fees incurred in connection with certain Fund holdings.

28	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN MUTUAL SERIES FUNDS

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

Franklin Mutual Shares Fund

	Year Ended December 31,
	2019	2018

Increase (decrease) in net assets:
Operations:
Net investment income	$286,473,860	$244,198,602
Net realized gain (loss)	589,248,324	1,079,036,473
Net change in unrealized appreciation (depreciation)	1,737,821,368	(2,582,054,169)

Net increase (decrease) in net assets resulting from operations	2,613,543,552	(1,258,819,094)

Distributions to shareholders:
Class Z	(424,957,060)	(359,738,797)
Class A	(310,738,396)	(258,843,422)
Class C	(20,683,973)	(16,133,984)
Class R	(5,167,516)	(4,696,240)
Class R6	(180,523,371)	(218,275,931)

Total distributions to shareholders	(942,070,316)	(857,688,374)

Capital share transactions: (Note 2)
Class Z	(407,966,163)	(162,098,601)
Class A	(326,358,495)	114,605,103
Class C	(49,007,989)	(631,170,380)
Class R	(18,388,105)	(21,048,937)
Class R6	(1,891,813,271)	(59,462,529)

Total capital share transactions	(2,693,534,023)	(759,175,344)

Net increase (decrease) in net assets	(1,022,060,787)	(2,875,682,812)
Net assets:
Beginning of year	12,585,896,826	15,461,579,638

End of year	$11,563,836,039	$12,585,896,826

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	29

FRANKLIN MUTUAL SERIES FUNDS

Notes to Financial Statements

Franklin Mutual Shares Fund

1.  Organization and Significant Accounting Policies

Franklin Mutual Series Funds (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of seven separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Franklin Mutual Shares Fund (Fund) is included in this report. The Fund offers five classes of shares: Class Z, Class A, Class C, Class R and Class R6. Class C shares automatically convert to Class A shares after they have been held for 10 years. Each class of shares may differ by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees due to differing arrangements for distribution and transfer agent fees.

The following summarizes the Fund’s significant accounting policies.

a.   Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share each business day as of 4 p.m. Eastern time or the regularly scheduled close of the New York Stock Exchange (NYSE), whichever is earlier. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The Fund may utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities and derivative financial instruments listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of 4 p.m. Eastern time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.

Investments in open-end mutual funds are valued at the closing NAV.

Certain derivative financial instruments trade in the OTC market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

30	Annual Report	franklintempleton.com

FRANKLIN MUTUAL SERIES FUNDS

NOTES TO FINANCIAL STATEMENTS

Franklin Mutual Shares Fund (continued)

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every Fund’s business day. Occasionally, events occur between the time at which trading in a foreign security is completed and 4 p.m. Eastern time that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at 4 p.m. Eastern time. In order to minimize the potential for these differences, the VC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the Fund’s NAV is not calculated, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b.  Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c.  Securities Purchased on a Delayed Delivery Basis

The Fund purchases securities on a delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

d.  Derivative Financial Instruments

The Fund invested in derivative financial instruments in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown in the Statement of Assets and Liabilities. Realized gain and loss

franklintempleton.com	Annual Report	31

FRANKLIN MUTUAL SERIES FUNDS

NOTES TO FINANCIAL STATEMENTS

Franklin Mutual Shares Fund (continued)

1.  Organization and Significant Accounting Policies (continued)

d.  Derivative Financial Instruments (continued)

and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

Derivative counterparty credit risk is managed through a formal evaluation of the creditworthiness of all potential counterparties. The Fund attempts to reduce its exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, or early termination. Termination events applicable to the counterparty include certain deteriorations in the credit quality of the counterparty. Termination events applicable to the Fund include failure of the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA master agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. However, absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement. At December 31, 2019, the Fund had OTC derivatives in a net liability position of $9,038,905 and the aggregate value of collateral pledged for such contracts was $6,335,838.

Collateral requirements differ by type of derivative. Collateral or initial margin requirements are set by the broker or exchange clearing house for exchange traded and centrally cleared derivatives. Initial margin deposited is held at the exchange and can be in the form of cash and/or securities. For OTC derivatives traded under an ISDA master agreement, posting of collateral is required by either the Fund or the applicable counterparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of the agreement. Generally, collateral is determined at the close of Fund business each day and any additional collateral required due to changes in derivative values may be delivered by the Fund or the counterparty the next business day, or within a few business days. Collateral pledged and/or received by the Fund for OTC derivatives, if any, is held in segregated accounts with the Fund’s custodian/counterparty broker and can be in the form of cash and/or securities. Unrestricted cash may be invested according to the Fund’s investment objectives. To the extent that the amounts due to the Fund from its counterparties are not subject to collateralization or are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance.

The Fund entered into exchange traded futures contracts primarily to manage exposure to certain foreign currencies. A futures contract is an agreement between the Fund and a counterparty to buy or sell an asset at a specified price on a future date. Required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable in the Statement of Assets and Liabilities.

The Fund entered into OTC forward exchange contracts primarily to manage exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

See Note 10 regarding other derivative information.

e.  Securities Sold Short

The Fund is engaged in selling securities short, which obligates the Fund to replace a borrowed security with the same security at current fair value. The Fund incurs a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a gain if the price of the security declines between those dates. Gains are limited to the price at which the Fund sold the security short, while losses are potentially unlimited in size.

The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale to the extent necessary to meet margin requirements until the short position is closed out. A deposit must also be maintained with the Fund’s custodian/counterparty broker consisting of cash and/or securities having a value equal to a specified percentage of the value of the securities sold short.

32	Annual Report	franklintempleton.com

FRANKLIN MUTUAL SERIES FUNDS

NOTES TO FINANCIAL STATEMENTS

Franklin Mutual Shares Fund (continued)

The Fund is obligated to pay fees for borrowing the securities sold short and is required to pay the counterparty any dividends and/or interest due on securities sold short. Such dividends and/or interest and any security borrowing fees are recorded as an expense to the Fund.

f.  Securities Lending

The Fund participates in an agency based securities lending program to earn additional income. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the fair value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the fair value of loaned securities, as determined at the close of Fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is deposited into a joint cash account with other funds and is used to invest in a money market fund managed by Franklin Advisers, Inc., an affiliate of the Fund, and/or a joint repurchase agreement. The Fund may receive income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. Income from securities loaned, net of fees paid to the securities lending agent and/or third-party vendor, is reported separately in the Statement of Operations. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. If the borrower defaults on its obligation to return the securities loaned, the Fund has the right to repurchase the securities in the open market using the collateral received. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower. At December 31, 2019, the Fund had no securities on loan.

g.  Senior Floating Rate Interests

The Fund invests in senior secured corporate loans that pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR). Senior secured corporate loans often require prepayment of principal from excess cash flows or at the discretion of the borrower. As a result, actual maturity may be substantially less than the stated maturity. Senior secured corporate loans in which the Fund invests are generally readily marketable, but may be subject to certain restrictions on resale. On July 27, 2017, the United Kingdom’s Financial Conduct

Authority announced its intention to cease sustaining LIBOR after 2021. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. As such, the potential effect of a transition away from LIBOR on the Fund or the Fund’s investments that use or may use a floating rate based on LIBOR cannot yet be determined.

h.  Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

As a result of several court cases, in certain countries across the European Union, the Fund filed additional tax reclaims for previously withheld taxes on dividends earned in those countries (EU reclaims). These additional filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the European Union, as well as a number of related judicial proceedings. Income recognized, if any, for EU reclaims is reflected as other income in the Statement of Operations and any related receivable, if any, is reflected as European Union tax reclaims in the Statement of Assets and Liabilities. When uncertainty exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these EU reclaims, and the potential timing of payment, no amounts are reflected in the financial statements. For U.S. income tax purposes, EU reclaims received by the Fund, if any, reduce the amounts of foreign taxes Fund shareholders can use as tax credits in their individual income tax returns.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on

franklintempleton.com	Annual Report	33

FRANKLIN MUTUAL SERIES FUNDS

NOTES TO FINANCIAL STATEMENTS

Franklin Mutual Shares Fund (continued)

1. Organization and Significant Accounting Policies (continued)

h.  Income and Deferred Taxes (continued)

its technical merits. As of December 31, 2019, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on the statute of limitations in each jurisdiction in which the Fund invests.

i.  Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income and dividends declared on securities sold short are recorded on the ex-dividend date except for certain dividends from securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust or based on the ratio of number of shareholders of each Fund to the combined number of shareholders of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, excluding class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses.

j.  Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

k.  Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

34	Annual Report	franklintempleton.com

FRANKLIN MUTUAL SERIES FUNDS

NOTES TO FINANCIAL STATEMENTS

Franklin Mutual Shares Fund (continued)

2.  Shares of Beneficial Interest

At December 31, 2019, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,
	2019		2018
	Shares	Amount	Shares	Amount

Class Z Shares:
Shares sold	5,703,921	$154,451,161	10,029,587	$284,766,342
Shares issued in reinvestment of distributions	13,821,998	375,962,807	13,492,550	320,309,753
Shares redeemed	(35,007,575)	(938,380,131)	(27,123,733)	(767,174,696)

Net increase (decrease)	(15,481,656)	$(407,966,163)	(3,601,596)	$(162,098,601)

Class A Shares:
Shares sold[a]	9,660,276	$258,457,935	25,412,499	$710,808,675
Shares issued in reinvestment of distributions	10,821,922	290,798,586	10,148,432	238,431,075
Shares redeemed	(32,673,689)	(875,615,016)	(29,787,083)	(834,634,647)

Net increase (decrease)	(12,191,491)	$(326,358,495)	5,773,848	$114,605,103

Class C Shares:
Shares sold	1,854,760	$49,227,044	2,074,273	$57,275,560
Shares issued in reinvestment of distributions	765,482	20,460,413	675,227	15,942,868
Shares redeemed[a]	(4,437,754)	(118,695,446)	(25,329,240)	(704,388,808)

Net increase (decrease)	(1,817,512)	$(49,007,989)	(22,579,740)	$(631,170,380)

Class R Shares:
Shares sold	246,671	$6,553,429	347,792	$9,776,448
Shares issued in reinvestment of distributions	193,343	5,163,831	199,115	4,662,921
Shares redeemed	(1,118,911)	(30,105,365)	(1,253,910)	(35,488,306)

Net increase (decrease)	(678,897)	$(18,388,105)	(707,003)	$(21,048,937)

Class R6 Shares:
Shares sold	7,406,299	$199,310,809	14,420,824	$412,295,163
Shares issued in reinvestment of distributions	6,673,123	180,428,324	9,195,249	218,103,352
Shares redeemed	(83,508,648)	(2,271,552,404)	(23,959,670)	(689,861,044)

Net increase (decrease)	(69,429,226)	$(1,891,813,271)	(343,597)	$(59,462,529)

aMay include a portion of Class C shares that were automatically converted to Class A.

3.  Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation

Franklin Mutual Advisers, LLC (Franklin Mutual)	Investment manager

Franklin Templeton Services, LLC (FT Services)	Administrative manager

Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter

Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

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FRANKLIN MUTUAL SERIES FUNDS

NOTES TO FINANCIAL STATEMENTS

Franklin Mutual Shares Fund (continued)

3.  Transactions with Affiliates (continued)

a.  Management Fees

The Fund pays an investment management fee to Franklin Mutual based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets

0.675%	Up to and including $5 billion

0.645%	Over $5 billion, up to and including $10 billion

0.625%	Over $10 billion, up to and including $15 billion

0.595%	Over $15 billion, up to and including $20 billion

0.585%	Over $20 billion, up to and including $25 billion

0.565%	Over $25 billion, up to and including $30 billion

0.555%	Over $30 billion, up to and including $35 billion

0.545%	In excess of $35 billion

For the year ended December 31, 2019, the gross effective investment management fee rate was 0.652% of the Fund’s average daily net assets.

b.  Administrative Fees

Under an agreement with Franklin Mutual, FT Services provides administrative services to the Fund. The fee is paid by Franklin Mutual based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c.  Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class Z and Class R6 shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund’s Class C and R compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate for each class. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.35%
Class C	1.00%
Class R	0.50%

The Board has set the current rate at 0.25% per year for Class A shares until further notice and approval by the Board.

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NOTES TO FINANCIAL STATEMENTS

Franklin Mutual Shares Fund (continued)

d.  Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the year:

Sales charges retained net of commissions paid to unaffiliated brokers/dealers	$218,747
CDSC retained	$6,949

e.  Transfer Agent Fees

Each class of shares pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations. The fees are based on an annualized asset based fee of 0.02% plus a transaction based fee. In addition, each class reimburses Investor Services for out of pocket expenses incurred and, except for Class R6, reimburses shareholder servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the year ended December 31, 2019, the Fund paid transfer agent fees of $10,182,736, of which $5,367,848 was retained by Investor Services.

f.  Investments in Affiliated Management Investment Companies

The Fund invests in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment companies, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. During the year ended December 31, 2019, the Fund held investments in affiliated management investment companies as follows:

	Value at Beginning of Year	Purchases	Sales	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value at End of Year		Number of Shares Held at End of Year	Income from securities loaned

Non-Controlled Affiliates
Institutional Fiduciary Trust Money Market Portfolio, 1.26%	$ —	$176,535,000	$(176,535,000)	$ —	$ —	$—	[a]	—	$72,310

aAs of December 31, 2019, no longer held by the Fund.

g.  Waiver and Expense Reimbursements

Investor Services has contractually agreed in advance to waive or limit its fees so that the Class R6 transfer agent fees do not exceed 0.02% based on the average net assets of the class until April 30, 2020.

h.  Other Affiliated Transactions

At December 31, 2019, one or more of the funds in Franklin Fund Allocator Series owned 13.0% of the Fund’s outstanding shares.

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FRANKLIN MUTUAL SERIES FUNDS

NOTES TO FINANCIAL STATEMENTS

Franklin Mutual Shares Fund (continued)

3.  Transactions with Affiliates (continued)

i.  Interfund Transactions

The Fund engaged in purchases and sales of investments with funds or other accounts that have common investment managers (or affiliated investment managers), directors, trustees or officers. During the year ended December 31, 2019, these purchase and sale transactions aggregated $0 and $39,927,317, respectively.

4.  Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2019, the custodian fees were reduced as noted in the Statement of Operations.

5.  Independent Trustees’ Retirement Plan

On January 1, 1993, the Trust adopted an Independent Trustees’ Retirement Plan (Plan). The Plan is an unfunded defined benefit plan that provides benefit payments to Trustees whose length of service and retirement age meets the eligibility requirements of the Plan. Benefits under the Plan are based on years of service and fees paid to each trustee at the time of retirement. Effective in December 1996, the Plan was closed to new participants.

During the year ended December 31, 2019, the Fund’s projected benefit obligation and benefit payments under the Plan were as follows:

[a]Projected benefit obligation at December 31, 2019	$1,035,874
[b]Increase in projected benefit obligation	$96,893
Benefit payments made to retired trustees	$(16,724)

aThe projected benefit obligation is included in trustees’ fees and expenses in the Statement of Assets and Liabilities.

bThe increase in projected benefit obligation is included in trustees’ fees and expenses in the Statement of Operations.

6.  Income Taxes

The tax character of distributions paid during the years ended December 31, 2019 and 2018, was as follows:

	2019	2018
Distributions paid from:
Ordinary income	$304,453,606	$273,584,591
Long term capital gain	637,616,710	584,103,783

	$942,070,316	$857,688,374

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NOTES TO FINANCIAL STATEMENTS

Franklin Mutual Shares Fund (continued)

At December 31, 2019, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

Cost of investments	$8,555,810,833

Unrealized appreciation	$3,304,897,841
Unrealized depreciation	(341,052,602)

Net unrealized appreciation (depreciation)	$2,963,845,239

Distributable earnings:
Undistributed ordinary income	$45,344,212
Undistributed long term capital gains	126,870,225

Total distributable earnings	$172,214,437

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of foreign currency transactions, pass-through entity income and defaulted securities.

The Fund utilized a tax accounting practice to treat a portion of the proceeds from capital shares redeemed as a distribution from realized capital gains.

7.  Investment Transactions

Purchases and sales of investments (excluding short term securities and securities sold short) for the year ended December 31, 2019, aggregated $2,568,929,331 and $5,148,623,495, respectively.

8.  Credit Risk and Defaulted Securities

The Fund may purchase the pre-default or defaulted debt of distressed companies. Distressed companies are financially troubled and could be or are already involved in financial restructuring or bankruptcy. Risks associated with purchasing these securities include the possibility that the bankruptcy or other restructuring process takes longer than expected, or that distributions in restructuring are less than anticipated, either or both of which may result in unfavorable consequences to the Fund. If it becomes probable that the income on debt securities, including those of distressed companies, will not be collected, the Fund discontinues accruing income and recognizes an adjustment for uncollectible interest.

At December 31, 2019, the aggregate long value of distressed company securities for which interest recognition has been discontinued represents less than 0.1% of the Fund’s net assets. For information as to specific securities, see the accompanying Statement of Investments.

9.  Restricted Securities

The Fund invests in securities that are restricted under the Securities Act of 1933 (1933 Act). Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.

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FRANKLIN MUTUAL SERIES FUNDS

NOTES TO FINANCIAL STATEMENTS

Franklin Mutual Shares Fund (continued)

9. Restricted Securities (continued)

At December 31, 2019, investments in restricted securities, excluding securities exempt from registration under the 1933 Act, were as follows:

Shares	Issuer	Acquisition Date	Cost	Value

7,234,813	International Automotive Components Group Brazil LLC, (Value is 0.0%† of Net Assets)	4/13/06 - 12/26/08	$4,804,678	$262,624

†Rounds to less than 0.1% of net assets.

10. Other Derivative Information

At December 31, 2019, investments in derivative contracts are reflected in the Statement of Assets and Liabilities as follows:

	Asset Derivatives		Liability Derivatives

Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value

Foreign exchange contracts	Variation margin on futures contracts	$—	Variation margin on futures contracts	$2,157,842	[a]

	Unrealized appreciation on OTC forward exchange contracts	980,230	Unrealized depreciation on OTC forward exchange contracts	10,019,135

Totals		$980,230		$12,176,977

aThis amount reflects the cumulative appreciation (depreciation) of futures contracts as reported in the Statement of Investments. Only the variation margin receivable/ payable at year end is separately reported within the Statement of Assets and Liabilities. Prior variation margin movements were recorded to cash upon receipt or payment.

For the year ended December 31, 2019, the effect of derivative contracts in the Statement of Operations was as follows:

Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Operations Location	Net Realized Gain (Loss) for the Year	Statement of Operations Location	Net Change in Unrealized Appreciation (Depreciation) for the Year

	Net realized gain (loss) from:		Net change in unrealized appreciation (depreciation) on:

Foreign exchange contracts	Forward exchange contracts	$31,064,320	Forward exchange contracts	$(16,802,196)
	Futures contracts	5,392,979	Futures contracts	(2,622,855)

Totals		$36,457,299		$(19,425,051)

For the year ended December 31, 2019, the average month end notional amount of futures contracts represented $290,533,947. The average month end contract value of forward exchange contracts was $574,888,214.

See Note 1(d) regarding derivative financial instruments.

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FRANKLIN MUTUAL SERIES FUNDS

NOTES TO FINANCIAL STATEMENTS

Franklin Mutual Shares Fund (continued)

11.  Holdings of 5% Voting Securities of Portfolio Companies

The 1940 Act defines “affiliated companies” to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. During the year ended December 31, 2019, investments in “affiliated companies” were as follows:

Name of Issuer	Value at Beginning of Year	Purchases		Sales	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value at End of Year		Number of Shares/Units Held at End of Year		Dividend Income

Non-Controlled Affiliates
Alexander’s Inc.	$99,550,939	$—		$(23,452,339)	$20,501,406	$ — [a]	$—	[a]	—	[a] $	4,162,293
International Automotive Components Group Brazil LLC	306,590	—		—	—	(43,966)	262,624		7,234,813		—
International Automotive Components Group North America LLC	7,519,120	—		(9,398,900)	(42,263,636)	44,143,416	—	[b]	—		—
TRU Kids Parent LLC	—	36,597,430	[c]	—	—	(8,729,602)	27,867,828		7,469		—
Wayne Services Legacy Inc.	—	2,612,332	[c]	(3,918,495)[c]	1,306,163	—	—		7,469		—

Total Affiliated Securities (Value is 0.2% of Net Assets)	$107,376,649	$39,209,762		$(36,769,734)	$(20,456,067)	$35,369,848	$28,130,452				$4,162,293

aAs of December 31, 2019, no longer an affiliate.

bAs of December 31, 2019, no longer held by the Fund.

cMay include accretion, amortization, partnership adjustments, and/or corporate actions.

12.  Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matured on February 7, 2020. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Effective February 7, 2020, the Borrowers renewed the Global Credit Facility for a one year term, maturing February 5, 2021, for a total of $2 billion.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the year ended December 31, 2019, the Fund did not use the Global Credit Facility.

13.  Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments

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FRANKLIN MUTUAL SERIES FUNDS

NOTES TO FINANCIAL STATEMENTS

Franklin Mutual Shares Fund (continued)

13.  Fair Value Measurements (continued)

•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

A summary of inputs used as of December 31, 2019, in valuing the Fund’s assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3		Total

Assets:
Investments in Securities:[a]
Equity Investments:[b]
Auto Components	$—	$—	$262,624		$262,624
Machinery	41,115,449	58,151,524	—		99,266,973
Media	704,839,679	—	505,662		705,345,341
Specialty Retail	—	—	27,867,828	[c]	27,867,828
All Other Equity Investments	9,699,588,617	—	—		9,699,588,617
Corporate Notes and Senior Floating Rate Interests	—	401,710,529	—		401,710,529
Corporate Notes in Reorganization	—	2,813,696	—		2,813,696
Companies in Liquidation	—	—	106,797	[c]	106,797
Short Term Investments	631,460,637	16,300,000	—		647,760,637

Total Investments in Securities	$11,077,004,382	$478,975,749	$28,742,911		$11,584,723,042

Other Financial Instruments:
Forward Exchange Contracts	$—	$980,230	$—		$980,230

Liabilities:
Other Financial Instruments:
Securities Sold Short[a]	$53,876,501	$—	$—		$53,876,501
Futures Contracts	2,157,842	—	—		2,157,842
Forward Exchange Contracts	—	10,019,135	—		10,019,135

Total Other Financial Instruments	$56,034,343	$10,019,135	$—		$66,053,478

aFor detailed categories, see the accompanying Statement of Investments.

bIncludes common stocks as well as other equity interests.

cIncludes securities determined to have no value at December 31, 2019.

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 financial instruments at the beginning and/or end of the year.

14.  Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure other than those already disclosed in the financial statements.

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NOTES TO FINANCIAL STATEMENTS

Franklin Mutual Shares Fund (continued)

Abbreviations

Counterparty		Currency		Selected Portfolio

BOFA	Bank of America Corp.	EUR	Euro	ADR	American Depositary Receipt

HSBK	HSBC Bank PLC	GBP	British Pound	FHLB	Federal Home Loan Bank

SSBT	State Street Bank and Trust Co., N.A.	USD	United States Dollar	LIBOR	London InterBank Offered Rate

UBSW	UBS AG

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FRANKLIN MUTUAL SERIES FUNDS

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Franklin Mutual Series Funds and Shareholders of Franklin Mutual Shares Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Franklin Mutual Shares Fund (the “Fund”) (one of the funds constituting Franklin Mutual Series Funds), including the schedule of investments, as of December 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of Franklin Mutual Shares Fund (one of the funds constituting Franklin Mutual Series Funds) at December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Franklin investment companies since 1987.

Boston, Massachusetts

February 21, 2020

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Franklin Mutual Shares Fund

Tax Information (unaudited)

Under Section 852(b)(3)(C) of the Internal Revenue Code, the Fund hereby reports the maximum amount allowable but no less than $757,400,294 as a long term capital gain dividend for the fiscal year ended December 31, 2019.

Under Section 871(k)(2)(C) of the Internal Revenue Code, the Fund hereby reports the maximum amount allowable but no less than $26,825,217 as a short term capital gain dividend for purposes of the tax imposed under Section 871(a)(1)(A) of the Internal Revenue Code for the fiscal year ended December 31, 2019.

Under Section 854(b)(1)(A) of the Internal Revenue Code, the Fund hereby reports 62.80% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2019.

Under Section 854(b)(1)(B) of the Internal Revenue Code, the Fund hereby reports the maximum amount allowable but no less than $280,960,099 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Internal Revenue Code for the fiscal year ended December 31, 2019. Distributions, including qualified dividend income, paid during calendar year 2019 will be reported to shareholders on Form 1099-DIV by mid-February 2020. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

Under Section 871(k)(1)(C) of the Internal Revenue Code, the Fund hereby reports the maximum amount allowable but no less than $57,644,174 as interest related dividends for purposes of the tax imposed under Section 871(a)(1)(A) of the Internal Revenue Code for the fiscal year ended December 31, 2019.

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FRANKLIN MUTUAL SERIES FUNDS

Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during at least the past five years and number of U.S. registered portfolios overseen in the Franklin Templeton fund complex, are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Independent Board Members

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Edward I. Altman, Ph.D. (1941)	Trustee	Since 1987	12	None
c/o Franklin Mutual Advisers, LLC
101 John F. Kennedy Parkway
Short Hills, NJ 07078-2716

Principal Occupation During at Least the Past 5 Years:

Max L. Heine Professor of Finance, Emeritus and Director of The Credit and Debt Markets Research Program, Salomon Center, Stern School of Business, New York University; editor and author of numerous financial publications; financial consultant; an adviser to numerous financial and publishing organizations; and formerly, Vice Director, Salomon Center, Stern School of Business, New York University.

Ann Torre Bates (1958) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2716	Trustee and Chairperson	Trustee since 1995 and Chairperson since January 2020	33	Ares Capital Corporation (specialty finance company) (2010-present), United Natural Foods, Inc. (distributor of natural, organic and specialty foods) (2013-present), Allied Capital Corporation (financial services) (2003-2010), SLM Corporation (Sallie Mae) (1997-2014) and Navient Corporation (loan management, servicing and asset recovery) (2014-2016).

Principal Occupation During at Least the Past 5 Years:

Director of various companies; and formerly, Executive Vice President and Chief Financial Officer, NHP Incorporated (manager of multifamily housing) (1995-1997); and Vice President and Treasurer, US Airways, Inc. (until 1995).

Burton J. Greenwald (1929) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2716	Trustee	Since 2002	12	Franklin Templeton Emerging Markets Debt Opportunities Fund PLC (1999-present) and Fiduciary International Ireland Limited (1999-2015).

Principal Occupation During at Least the Past 5 Years:

Managing Director, B.J. Greenwald Associates (management consultants to the financial services industry); and formerly, Chairman, Fiduciary Trust International Funds; Executive Vice President, L.F. Rothschild Fund Management, Inc.; President and Director, Merit Mutual Funds; President, Underwriting Division and Director, National Securities & Research Corporation; Governor, Investment Company Institute; and Chairman, ICI Public Information Committee.

Jan Hopkins Trachtman (1947) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2716	Trustee	Since 2009	12	FinTech Acquisition Corp. III (special purpose fintech acquisition company) (2018-present)

Principal Occupation During at Least the Past 5 Years:

President and Founder, The Jan Hopkins Group (communications consulting firm); serves on Alumni Advisory Board of Knight Bagehot Fellowship; and formerly, President, Economic Club of New York (2007-2015); Anchor/Correspondent, CNN Financial News (until 2003); Managing Director and Head of Client Communications, Citigroup Private Bank (until 2005); Off-Air reporter, ABC News’ World News Tonight; and Editor, CBS Network News.

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    -

Independent Board Members (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Keith Mitchell (1954)	Trustee	Since 2009	12	None
c/o Franklin Mutual Advisers, LLC
101 John F. Kennedy Parkway
Short Hills, NJ 07078-2716

Principal Occupation During at Least the Past 5 Years:

Director of various boards of asset management firms; and formerly, Managing Member, Mitchell, Hartley & Bechtel Advisers, LLC (formerly, Mitchell Advisers, LLC) (advisory firm) (2003-2015) and Managing Director, Putman Lovell NBF.

David W. Niemiec (1949) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2716	Trustee	Since 2015	33	Hess Midstream LP (oil and gas midstream infrastructure) (2017-present).

Principal Occupation During at Least the Past 5 Years:

Advisor, Saratoga Partners (private equity fund); and formerly, Managing Director, Saratoga Partners (1998-2001) and SBC Warburg Dillon Read (investment banking) (1997-1998); Vice Chairman, Dillon, Read & Co. Inc. (investment banking) (1991-1997); and Chief Financial Officer, Dillon, Read & Co. Inc. (1982-1997).

Charles Rubens II (1930)	Trustee	Since 1998	12	None
c/o Franklin Mutual Advisers, LLC
101 John F. Kennedy Parkway
Short Hills, NJ 07078-2716

Principal Occupation During at Least the Past 5 Years:
Private investor and president of non-profit organizations; and formerly, an executive of Time, Inc.; and Trustee of Colorado College.

Robert E. Wade (1946)	Trustee	Since 1991	33	El Oro Ltd (investments) (2003-2019).
c/o Franklin Mutual Advisers, LLC
101 John F. Kennedy Parkway
Short Hills, NJ 07078-2716

Principal Occupation During at Least the Past 5 Years:
Attorney at law engaged in private practice as a sole practitioner (1972-2008) and member of various boards.

Gregory H. Williams (1943)	Trustee	Since 2015	12	None
c/o Franklin Mutual Advisers, LLC
101 John F. Kennedy Parkway
Short Hills, NJ 07078-2716

Principal Occupation During at Least the Past 5 Years:

Private investor; Consultant; and formerly, President, University of Cincinnati (2009-2012); President, The City College of New York (2001-2009); Dean, College of Law, Ohio State University (1993-2001); and Associate Vice President, Academic Affairs and Professor of Law, University of Iowa (1977-1993).

Interested Board Members and Officers
Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

**Gregory E. Johnson (1961)	Trustee	Since 2007	144	None
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:

Chairman of the Board, Member – Office of the Chairman, Director and Chief Executive Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 39 of the investment companies in Franklin Templeton; Vice Chairman, Investment Company Institute; and formerly, President, Franklin Resources, Inc. (1994-2015).

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FRANKLIN MUTUAL SERIES FUNDS

Interested Board Members and Officers (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

**Peter A. Langerman (1955) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2716	Trustee, President, and Chief Executive Officer – Investment Management	Trustee since 2007, President, and Chief Executive Officer – Investment Management since 2005	7	None

Principal Occupation During at Least the Past 5 Years:

Chairman of the Board, Chief Executive Officer and President, Franklin Mutual Advisers, LLC; and officer and/or director, as the case may be, of three of the investment companies in Franklin Templeton.

Alison E. Baur (1964) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2012	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Deputy General Counsel, Franklin Templeton; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 41 of the investment companies in Franklin Templeton.

Breda M. Beckerle (1958) 280 Park Avenue New York, NY 10017	Interim Chief Compliance Officer	Since January 2020	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Chief Compliance Officer, Fiduciary Investment Management International, Inc., Franklin Advisers, Inc., Franklin Advisory Services, LLC, Franklin Mutual Advisers, LLC, Franklin Templeton Institutional, LLC; and officer of 41 of the investment companies in Franklin Templeton.

Steven J. Gray (1955) One Franklin Parkway San Mateo, CA 94403-1906	Vice President and Secretary	Vice President since 2009 and Secretary since 2005	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton; Vice President, Franklin Templeton Distributors, Inc. and FASA, LLC; and officer of 41 of the investment companies in Franklin Templeton.

Matthew T. Hinkle (1971) One Franklin Parkway San Mateo, CA 94403-1906	Chief Executive Officer – Finance and Administration	Since 2017	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Senior Vice President, Franklin Templeton Services, LLC; officer of 41 of the investment companies in Franklin Templeton; and formerly,Vice President, Global Tax (2012-April 2017) and Treasurer/Assistant Treasurer, Franklin Templeton (2009-2017).

Robert G. Kubilis (1973) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Chief Financial Officer, Chief Accounting Officer and Treasurer	Since 2012	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Treasurer, U.S. Fund Administration & Reporting; and officer of 15 of the investment companies in Franklin Templeton.

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    -

Interested Board Members and Officers (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Robert Lim (1948) One Franklin Parkway San Mateo, CA 94403-1906	Vice President – AML Compliance	Since 2016	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Vice President, Franklin Templeton Companies, LLC; Chief Compliance Officer, Franklin Templeton Distributors, Inc. and Franklin Templeton Investor Services, LLC; and officer of 44 of the investment companies in Franklin Templeton Investments.

Navid J. Tofigh (1972) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2015	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Associate General Counsel; and officer of 41 of the investment companies in Franklin Templeton.

Craig S. Tyle (1960) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2005	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

General Counsel and Executive Vice President, Franklin Resources, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 41 of the investment companies in Franklin Templeton.

Lori A. Weber (1964) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Vice President	Since 2011	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Senior Associate General Counsel, Franklin Templeton; Assistant Secretary, Franklin Resources, Inc.; Vice President and Secretary, Templeton Investment Counsel, LLC; and officer of 41 of the investment companies in Franklin Templeton.

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*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

**Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Franklin Resources, Inc. (Resources), which is the parent company of the Fund’s investment manager and distributor. Peter A. Langerman is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer of Franklin Mutual Advisers, LLC, which is the Fund’s investment manager.

Note 1: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the U.S. Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund’s Board has determined that there is at least one such financial expert on the Audit Committee and has designated each of Edward I. Altman, Ph.D., Ann Torre Bates and David W. Niemiec as an audit committee financial expert. The Board believes that Messrs. Altman and Niemiec and Ms. Bates qualify as such an expert in view of their extensive business background and experience. Mr. Altman has served as a member of the Fund Audit Committee since 1987. He currently serves as a Max L. Hine Professor of Finance, Emeritus and Director of The Credit and Debt Markets Research Program, Salomon Center, Stern School of Business, New York University. Ms. Bates has served as a member of the Fund Audit Committee since 1995. She currently serves as a director of Ares Capital Corporation (2010-present) and United Natural Foods, Inc. (2013-present) and was formerly a director of Navient Corporation from 2014 to 2016, SLM Corporation from 1997 to 2014 and Allied Capital Corporation from 2003 to 2010, Executive Vice President and Chief Financial Officer of NHP Incorporated from 1995 to 1997 and Vice President and Treasurer of US Airways, Inc. until 1995. Mr. Niemiec has served as a member of the Fund Audit Committee since 2015, currently serves as an Advisor to Saratoga Partners and was formerly its Managing Director from 1998 to 2001 and serves as a director of Hess Midstream LP (2017-present). Mr. Niemiec was formerly a director of Emeritus Corporation from 1999 to 2010 and OSI Pharmaceuticals, Inc. from 2006 to 2010, Managing Director of SBC Warburg Dillon Read from 1997 to 1998, and was Vice Chairman from 1991 to 1997 and Chief Financial Officer from 1982 to 1997 of Dillon, Read & Co. Inc. As a result of such background and experience, the Board believes that Messrs. Altman and Niemiec and Ms. Bates have each acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Messrs. Altman and Niemiec and Ms. Bates are independent Board members as that term is defined under the applicable U.S. Securities and Exchange Commission Rules and Releases.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request. Shareholders may call (800) DIAL BEN/342-5236 to request the SAI.

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FRANKLIN MUTUAL SHARES FUND

Shareholder Information

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust, on behalf of the Fund, files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year as an exhibit to its report on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive the Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “house-holding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

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Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

Annual Report and Shareholder Letter Franklin Mutual Shares Fund

Investment Manager	Distributor	Shareholder Services
Franklin Mutual Advisers, LLC	Franklin Templeton Distributors, Inc. (800) DIAL BEN® / 342-5236	(800) 632-2301 - (Class A, C, R & R6)
	franklintempleton.com	(800) 448-FUND - (Class Z)

© 2020 Franklin Templeton Investments. All rights reserved.	474 A 02/20

 Sign up for electronic delivery at franklintempleton.com/edelivery

Internet Delivery of Fund Reports Unless You Request Paper Copies: Effective January 1, 2021, as permitted by the SEC, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request them from the Fund or your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you have not signed up for electronic delivery, we would encourage you to join fellow shareholders who have. You may elect to receive shareholder reports and other communications electronically from the Fund by calling (800) 632-2301 or by contacting your financial intermediary.

You may elect to continue to receive paper copies of all your future shareholder reports free of charge by contacting your financial intermediary or, if you invest directly with a Fund, calling (800) 632-2301 to let the Fund know of your request. Your election to receive reports in paper will apply to all funds held in your account.

FRANKLIN TEMPLETON

Successful investing begins with ambition. And achievement only comes when you reach for it. That’s why we continually strive to deliver better outcomes for investors. No matter what your goals are, our deep, global investment expertise allows us to offer solutions that can help.

During our more than 70 years of experience, we’ve managed through all kinds of markets—up, down and those in between. We’re always preparing for what may come next. It’s because of this, combined with our strength as one of the world’s largest asset managers that we’ve earned the trust of millions of investors around the world.

Dear Franklin Mutual Financial Services Fund Shareholder:

As we enter 2020, the factors that lifted stocks to record highs in 2019—accommodative central bank monetary policies and progress on a proposed trade deal between the U.S. and China—continue to be sources of optimism for growth. The near-term threat of recession has eased, with the U.S. economy showing resilience as low unemployment and moderately rising wages have encouraged consumer spending, which has supported the expansion. In contrast, business investment and exports were weak in 2019, but there are nascent signs of increasing industrial activity.

Tariffs, trade battles and geopolitical conflict may continue to dominate headlines in 2020 and account for a disproportionate source of market volatility. The U.S. and China agreed in principle to a phase-one trade agreement in late 2019. However, a re-escalation of the tariff dispute between the world’s two largest economies is not out of the question, as negotiations on a phase-two trade agreement are scheduled to start after the anticipated phase-one signing ceremony in January. There was clarity on Brexit as British voters delivered a resounding election victory to Prime Minister Boris Johnson and his Conservative Party, which should pave the way for a conclusive exit agreement. The terms of U.K. departure, however, must still be finalized. Late in the period, tensions in the Middle East were on the rise, following the death of an American contractor in Iraq in late December and a retaliatory U.S. military strike two days later.

During the period, we took advantage of market turbulence to seek out a larger number of stocks whose risk/reward profiles turned more favorable. Subsequently, we used the market appreciation to exit from or trim select positions that reached or exceeded our estimates of intrinsic value. Market volatility continues to present occasional opportunities in individual stocks, and in certain sectors, notably those considered to be economically sensitive. We continue to focus on situations in which company-specific actions are more important than economic improvement in driving shareholder value.

Valuation is an essential factor in our analysis, and we always ask ourselves if current and potential investments represent an attractive balance of risk and reward. Amid the all-time highs reached by the Standard & Poor’s® 500 Index (S&P 500®) during the period, we maintained our focus on individual securities and the prospects for each business in the context of its valuation and the backdrop of potential political and economic risks.

We continue to adhere to a bottom-up stock selection process that is disciplined, driven by rigorous fundamental analysis, and that attempts to limit downside risk. In our view, actively investing in underappreciated and misunderstood companies with identifiable catalysts for unlocking shareholder value can offer meaningful upside potential and a degree of downside protection in periods of financial market turbulence.

We recognize the important role of financial advisors in today’s markets and encourage investors to continue to seek their advice. Amid changing markets and economic conditions, we are confident investors with a well-diversified portfolio and a patient, long-term outlook will be well positioned for the years ahead.

On the following pages, the Fund’s portfolio management team reviews investment decisions that pertain to performance during the past 12 months considering the

Not FDIC Insured | May Lose Value | No Bank Guarantee

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economic environment and other factors. Please remember all securities markets fluctuate, as do mutual fund share prices.

We thank you for investing with Franklin Templeton, welcome your questions and comments, and look forward to continuing to serve your investment needs in the years ahead.

Sincerely,

Peter A. Langerman

Chairman, President and Chief Executive Officer

Franklin Mutual Advisers, LLC

This letter reflects our analysis and opinions as of December 31, 2019, unless otherwise indicated. The information is not a complete analysis of every aspect of any market, country, industry, security or fund. Statements of fact are from sources considered reliable.

Visit franklintempleton.com for fund updates, to access your account, or to find helpful financial planning tools.

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ANNUAL REPORT

Franklin Mutual Financial Services Fund

This annual report for Franklin Mutual Financial Services Fund covers the fiscal year ended December 31, 2019.

Your Fund’s Goal and Main Investments

The Fund seeks capital appreciation, which may occasionally be short term, with income as a secondary goal. Under normal market conditions, the Fund invests at least 80% of its net assets in securities of financial services companies that we believe are available at market prices less than their intrinsic value. The Fund invests primarily in equity securities, mainly common stocks with a current focus on mid- and large cap companies. To a lesser extent, the Fund also invests in merger arbitrage securities and the debt and equity of distressed companies. The Fund may invest in foreign securities without limit. The Geographic Composition bar chart on this page lists the leading countries where the Fund invests.

Performance Overview

The Fund’s Class Z shares posted a cumulative total return of +19.32% for the 12 months ended December 31, 2019. For comparison, the Fund’s primary benchmark, the MSCI World Financials Index (USD), which captures large and midcap representation across developed markets countries, posted a +26.41% total return, while its secondary benchmark, the Standard & Poor’s 500 (S&P 500®) Financials Index, which tracks financials stocks in the S&P 500 Index, posted a +32.13% total return.1 You can find more of the Fund’s performance data in the Performance Summary beginning on page 8.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Economic and Market Overview

Global developed and emerging market stocks, as measured by the MSCI All Country World Index (USD), posted a +27.30% total return during the 12 months ended

Geographic Composition*

Based on Total Net Assets as of 12/31/19

*Figures are stated as a percentage of total and may not equal 100% or may be negative due to rounding, use of any derivatives, unsettled trades or other factors.

December 31, 2019.1 Although global economic growth slowed from 2018, interest-rate cuts from many central banks and the easing of trade tensions near period-end contributed to the generally positive environment for equities worldwide. Reflecting investor optimism and slowing but resilient economic growth, stocks advanced in every major region of the globe.

In the U.S., solid economic growth also supported equities, as healthy consumer spending and a strong labor market kept the economy afloat. The unemployment rate fell during the year, reaching 3.5% in September, November and December 2019, the lowest recorded unemployment rate in

1. Source: Morningstar.

The indexes are unmanaged and include reinvestment of any income or distributions. They do not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

The SOI begins on page 16.

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50 years.2 Wages also grew, albeit at a moderate pace, and inflation remained persistently low. In addition, deficit spending by the U.S. government boosted current growth at the expense of long-term debt. Despite the strength in the consumer sector, some parts of the economy struggled, particularly heavy industry. Annual industrial production contracted late in the reporting period, manufacturing output stalled and capital spending declined.

The U.S. Federal Reserve (Fed) provided a substantial boost to equity markets early in the reporting period as it shifted to a more accommodative monetary policy. In January 2019, the Fed signaled the end of its tightening cycle and cut the federal funds rate three times thereafter, lowering it to a range of 1.50%–1.75%. Stocks responded positively to the interest-rate cuts and gained further in December 2019 after the Fed indicated it would likely leave interest rates unchanged in 2020.

Growth slowed overall in the eurozone, particularly in Germany and Italy. Germany, which is heavily reliant on exports, was adversely affected by the trade conflict between the U.S. and China and the resulting slowdown in global trade. In Italy, political uncertainty and budget concerns caused the country’s annual gross domestic product (GDP) growth to stall in 2019’s first quarter before modestly improving in the second and third quarters. Despite sluggish economic conditions, European developed market equities, as measured by the MSCI Europe Index-NR (Local Currency), posted a +23.75% total return for the 12-month period, as easing trade tensions buoyed investor optimism and an electoral victory by the Conservative Party in the U.K. alleviated uncertainty surrounding Brexit.3 Although the European Central Bank left its headline refinancing rate unchanged, it lowered the deposit rate and restarted its bond-buying stimulus program, further supporting stocks.

Economic growth in Asia was relatively solid overall, despite slowdowns in several large emerging market countries, such as China and India. Japan’s economy grew amid the Bank of Japan’s sizable stimulus program. The trade war between the U.S. and China provided the backdrop for Asian stocks, which rose and fell in sync with investor sentiment regarding a trade deal. A phase one trade agreement between the two countries reached in December 2019 propelled Asian developed and emerging market stocks, which ultimately ended with a +19.23% total return over the 12-month period, as measured by the MSCI All Country Asia Index (USD).4

Emerging market stocks overall experienced several sharp selloffs and subsequent rebounds throughout the reporting period before ending with gains. In aggregate, economic growth slowed somewhat from 2018 but remained solid, although there was some variation among individual countries. Many central banks in emerging markets cut interest rates throughout the reporting period, which, along with resilient GDP growth, provided a supportive environment for equities. Russian stocks posted the highest returns among emerging markets as the threat of further sanctions receded and a solid fiscal environment reassured investors. Overall, global emerging markets, as measured by the MSCI Emerging Markets Index (USD), posted a +18.90% total return for the 12-month period.1

Investment Strategy

We strive to provide investors with superior risk-adjusted returns over time through our distinctive, value investment style, which includes investments in undervalued common stocks, and to a significantly lesser extent, distressed debt and merger arbitrage. Rigorous fundamental analysis drives our investment process. We attempt to determine each investment’s intrinsic value as well as the price at which we would be willing to commit shareholder funds. While valuation remains our key consideration, we utilize numerous fundamental factors such as return on equity, financial leverage and long-term earnings power. We also consider factors such as management quality and competitive position. As always, our approach to investing is as much about assessing risk and containing losses as it is about achieving profits. In addition, it is our practice to hedge the Fund’s currency exposure when we deem it advantageous for our shareholders.

What is return on equity?

Return on equity is a measure of profitability, expressed as a percentage, calculated by dividing a company’s net income by total shareholder equity for a given period. Return on equity tells common shareholders how effectually their money is being employed. Comparing percentages for current and prior periods also reveals trends, and comparison with industry composites reveals how well a company is holding its own against its competitors.

2. Source: U.S. Bureau of Labor Statistics.

3. Source: Morningstar. Net Returns (NR) include income net of tax withholding when dividends are paid.

4. Source: MSCI.

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What is meant by “hedge”?

To hedge an investment is to take a position intended to offset potential losses that may be incurred by a companion financial instrument. Hedging an investment may also offset potential gains.

Manager’s Discussion

The end of a decade is a natural time for reflection about the years that have just passed and to look ahead to what the next 10 might have in store. Across Wall Street, we see many prognostications, and while we are not in the forecasting business, we do allow ourselves to think about investment opportunities over such an extended time period. But experience has taught us that while trying to predict the exact course of markets and/or economic and political events that will drive them may be fun, it is not all that useful.

As 2010 began, the global economy was still recovering from the Global Financial Crisis. The U.S. government owned significant portions of the banking and automotive sectors. The Fed had already started quantitative easing (QE), with QE 2 and QE 3 still to come. In Europe, concerns about Greece’s finances were emerging, and in China the effects of 2009’s massive stimulus programs were starting to take hold.

Over the subsequent years we saw ongoing, global QE, culminating in trillions of dollars of debt yielding negative interest rates. The European Union (EU) was in continuous upheaval, with Greece threatening to leave, but eventually staying in the eurozone; the U.K. pursuing and achieving Brexit; and ongoing strain between core members Germany, France, Italy and Spain. In the U.S., average annual economic growth was restrained and finished the decade below 2%, trailing the minimum 3% expectation of prior decades. Strong corporate profits and lower corporate tax rates were bright spots.

Equity markets delivered a very good decade—one of the best in history—with the MSCI World Financials Index (USD) posting an average annual total return of +7.85%.1 During the decade, Franklin Mutual Financial Services Fund, Class Z posted an average annual total return of +8.94%, surpassing its benchmark above. In the prior decade, the Fund’s value strategy, which seeks to identify mispriced securities and limit downside risk, posted an average annual total return of +6.71%, compared with +0.15% for its benchmark.1

In our view, going forward we expect more political and monetary uncertainty and economic growth in unexpected

Portfolio Composition*

Based on Total Net Assets as of 12/31/19

*Figures are stated as a percentage of total and may not equal 100% or may be negative due to rounding, use of any derivatives, unsettled trades or other factors.

places. Corporate profits will have good years and bad years. Some industries will be massively disrupted, while others will find a way to adjust and prosper, even within the context of artificial intelligence and machine learning. Recent events, such as the coronavirus outbreak, have caused, and may continue to cause, uncertainty and volatility in the Chinese economy, potentially leading to vulnerability in 2020 global growth expectations. As for investment positioning, we intend to avoid forecasts that would lead us to make the Fund’s success dependent on a specific set of outcomes. Rather, we will seek to continue with our time-tested value process and complement it with new tools that enhance our security evaluation and selection process. To that end, we have integrated risk and quantitative portfolio analysis tools that provide us with fresh insights about performance, and help us identify companies and securities that we believe satisfy our investors’ goals of risk-adjusted returns that are not wholly dependent on any one economic or political scenario.

Fund Performance

Turning to Fund performance, top positive contributors included U.S.-based companies Voya Financial, Hartford Financial Services Group and JPMorgan Chase. Voya Financial and Harford Financial Services Group are listed among the Fund’s largest positions in the Top 10 Equity Holdings table on page 6.

Shares of U.S.-based investment and insurance company Voya Financial rallied in September after reporting earnings

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that beat consensus expectations, and the company expanded its stock buyback program. Voya’s shares also surged in December after the company announced that it was selling its individual life and other non-retirement annuities businesses to Resolution Life Group Holdings (not a Fund holding) for $1.7 billion. Voya’s management said it expects to use $600 million to $800 million of the proceeds to pay down debt and between $900 million and $1.1 billion for stock repurchases in 2020.

Shares of insurer and investment products firm Hartford Financial Services Group performed well after the company posted a solid set of quarterly results driven by strong group benefits results, improved market conditions in the property casualty markets and good cost controls. Going forward, we believe Hartford Financial can deliver higher returns through its franchise property/casualty, group benefits and asset management businesses.

The stock price of banking company JPMorgan Chase trended up during the year but rose sharply after it reported third-quarter earnings that beat consensus estimates. The results were broad based, with stronger-than-expected revenues from the company’s consumer and investment banking divisions. A reduction in net interest income, which declines when interest rates fall, was less than expected, mitigated by revenue from JPMorgan Chase’s diversified banking operation.

During the period under review, Fund investments that detracted from performance included Indiabulls Housing Finance, Yes Bank (not held at period-end) and Allied Irish Bank Group5.

Shares of Indiabulls Housing Finance, an India-based consumer finance company, declined beginning in June following an unsubstantiated allegation of fraudulent loans, which the company vigorously disputed. After declining dramatically, the company’s stock price recovered modestly in late 2019 after India’s Ministry of Corporate Affairs filed an affidavit in the Delhi High Court stating that the five loans which were the subject of the false claim were repaid or are standard accounts.

Shares of India-based Yes Bank slid after rating agencies downgraded the bonds of two financial services companies that the bank had exposure to. Additional price deterioration was attributable to an equity issuance that was very dilutive, and we liquidated our position ahead of this event. Yes Bank also posted a significant decline in profits, due to a material

Top 10 Equity Holdings

12/31/19

Company Sector/Industry, Country	% of Total Net Assets

Voya Financial Inc. Diversified Financial Services, U.S.	5.1%

Everest Re Group Ltd. Insurance, U.S.	4.9%

The Hartford Financial Services Group Inc. Insurance, U.S.	4.8%

American International Group Inc. Insurance, U.S.	4.4%

Citizens Financial Group Inc. Banks, U.S.	4.0%

Alleghany Corp. Insurance, U.S.	3.7%

Wells Fargo & Co. Banks, U.S.	3.6%

Capital One Financial Corp. Consumer Finance, U.S.	3.6%

ING Groep NV Banks, Netherlands	3.1%

Shinsei Bank Ltd. Banks, Japan	3.0%

rise in provisions for loan losses. The company’s new chief executive officer has initiated a strategic initiative to focus more on retail and digital banking in an effort to turn the bank around after recent weakness.

The stock of Ireland-based Allied Irish Bank Group declined after the company reported weaker-than-anticipated earnings and higher expenses. The bank has a strong capital ratio and has been reducing the number of non-performing loans on its balance sheet, both of which are positive for the stock, in our view.

During the period, the Fund held currency forwards and futures seeking to hedge most of the currency risk of the portfolio’s non-U.S. dollar investments. The hedges had a modestly positive overall impact on the Fund’s performance.

5. Listed as AIB Group in the SOI.

See www.franklintempletondatasources.com for additional provider information.

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What is a currency forward?

A currency forward is a direct agreement between the Fund and a counterparty to buy or sell a foreign currency in exchange for another currency at a specific exchange rate on a future date.

What is a future?

A future is an agreement between the Fund and a counterparty made through a U.S. or foreign futures exchange to buy or sell an underlying instrument or asset at a specific price on a future date.

As fellow shareholders, we found recent relative performance disappointing, but it is not uncommon for our strategy to lag the equity markets at times. We remain committed to our disciplined, value investment approach as we seek to generate attractive, long-term, risk-adjusted returns for shareholders.

Thank you for your participation in Franklin Mutual Financial Services Fund. We look forward to continuing to serve your investment needs.

Andrew Sleeman, CFA
Co-Portfolio Manager

Andrew B. Dinnhaupt, CFA
Co-Portfolio Manager

Luis Hernandez
Co-Portfolio Manager

CFA® is a trademark owned by CFA Institute.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2019, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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FRANKLIN MUTUAL FINANCIAL SERVICES FUND

Performance Summary as of December 31, 2019

The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 12/31/19

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 5.50% and the minimum is 0%. Class A: 5.50% maximum initial sales charge. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return[1]	Average Annual Total Return[2]

Z
1-Year	+19.32%	+19.32%
5-Year	+37.30%	+6.54%
10-Year	+135.43%	+8.94%

A3
1-Year	+19.06%	+12.49%
5-Year	+35.54%	+5.08%
10-Year	+128.80%	+8.02%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 10 for Performance Summary footnotes.

8	Annual Report	franklintempleton.com

FRANKLIN MUTUAL FINANCIAL SERVICES FUND

PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

Class Z (1/1/10–12/31/19)

Class A (1/1/10–12/31/19)

See page 10 for Performance Summary footnotes.

franklintempleton.com	Annual Report	9

FRANKLIN MUTUAL FINANCIAL SERVICES FUND

PERFORMANCE SUMMARY

Distributions (1/1/19–12/31/19)

Share Class	Net Investment Income

Z	$0.4382

A	$0.3778

C	$0.1743

R6	$0.4680

Total Annual Operating Expenses5

Share Class
Z	1.09%
A	1.34%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Value securities may not increase in price as anticipated or may decline further in value. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments. Investing in a single-sector fund involves special risks, including greater sensitivity to economic, political or regulatory developments impacting the sector. Because the Fund may invest its assets in companies in a specific region, including Europe, it is subject to greater risks of adverse developments in that region and/or the surrounding regions than a fund that is more broadly diversified geographically. Current political and financial uncertainty surrounding the European Union may increase market volatility and the economic risk of investing in companies in Europe. Smaller-company stocks have exhibited greater price volatility than larger-company stocks, particularly over the short term. The Fund’s investments in companies engaged in mergers, reorganizations or liquidations also involve special risks as pending deals may not be completed on time or on favorable terms. The Fund may invest in lower-rated bonds, which entail higher credit risk. The Fund’s prospectus also includes a description of the main investment risks.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

3. Prior to 9/10/18, these shares were offered at a higher initial sales charge of 5.75%, thus actual returns (with sales charges) would have differed. Average annual total returns (with sales charges) have been restated to reflect the current maximum initial sales charge of 5.50%.

4. Source: Morningstar. The MSCI World Financials Index (USD) captures large and midcap representation across developed markets countries. The S&P 500 Financials Index is market capitalization-weighted and consists of all financial stocks in the S&P 500. The S&P 500 is a market capitalization-weighted index of 500 stocks designed to measure total U.S. equity market performance.

5. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

See www.franklintempletondatasources.com for additional data provider information.

10	Annual Report	franklintempleton.com

FRANKLIN MUTUAL FINANCIAL SERVICES FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual		Hypothetical
		(actual return after expenses)		(5% annual return before expenses)
Share Class	Beginning Account Value 7/1/19	Ending Account Value 12/31/19	Expenses Paid During Period 7/1/19–12/31/191, [2]	Ending Account Value 12/31/19	Expenses Paid During Period 7/1/19–12/31/191, [2]	Net Annualized Expense Ratio[2]

Z	$1,000	$1,075.50	$ 5.65	$1,019.76	$ 5.50	1.08%
A	$1,000	$1,074.40	$ 6.95	$1,018.50	$ 6.77	1.33%
C	$1,000	$1,070.10	$10.85	$1,014.72	$10.56	2.08%
R6	$1,000	$1,076.30	$ 5.02	$1,020.37	$ 4.89	0.96%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 184/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements, for Class R6.

franklintempleton.com	Annual Report	11

FRANKLIN MUTUAL SERIES FUNDS

Financial Highlights

Franklin Mutual Financial Services Fund

	Year Ended December 31,

	2019	2018	2017	2016		2015

Class Z

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$19.46	$24.14	$21.65	$19.63		$18.40

Income from investment operations[a]:

Net investment income[b]	0.38	0.38 [c]	0.22	0.31	[d]	0.30	[e]

Net realized and unrealized gains (losses)	3.38	(4.37)	2.76	2.00		1.23

Total from investment operations	3.76	(3.99)	2.98	2.31		1.53

Less distributions from:

Net investment income	(0.44)	(0.17)	(0.49)	(0.29)		(0.30)

Net realized gains	—	(0.52)	—	—		—

Total distributions	(0.44)	(0.69)	(0.49)	(0.29)		(0.30)

Net asset value, end of year	$22.78	$19.46	$24.14	$21.65		$19.63

Total return	19.32%	(16.49)%	13.77%	11.79%		8.34%

Ratios to average net assets

Expenses[f]	1.10%	1.09% [g]	1.09%	1.13%	[g]	1.13%

Net investment income	1.80%	1.61% [c]	0.95%	1.64%	[d]	1.53%	[e]

Supplemental data

Net assets, end of year (000’s)	$139,189	$142,212	$210,825	$162,687		$178,157

Portfolio turnover rate	17.06%	33.11%	67.89%	34.58%		25.43%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.08 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.29%.

dNet investment income per share includes approximately $0.05 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.38%.

eNet investment income per share includes approximately $0.14 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.81%.

fBenefit of expense reduction rounds to less than 0.01%.

gBenefit of waiver and payments by affiliates rounds to less than 0.01%.

12	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN MUTUAL SERIES FUNDS

FINANCIAL HIGHLIGHTS

Franklin Mutual Financial Services Fund (continued)

	Year Ended December 31,

	2019	2018	2017	2016		2015

Class A

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$19.52	$24.21	$21.70	$19.69		$18.46

Income from investment operations[a]:

Net investment income[b]	0.33	0.31 [c]	0.16	0.26	[d]	0.25	[e]

Net realized and unrealized gains (losses)	3.38	(4.36)	2.78	1.99		1.23

Total from investment operations	3.71	(4.05)	2.94	2.25		1.48

Less distributions from:

Net investment income	(0.38)	(0.12)	(0.43)	(0.24)		(0.25)

Net realized gains	—	(0.52)	—	—		—

Total distributions	(0.38)	(0.64)	(0.43)	(0.24)		(0.25)

Net asset value, end of year	$22.85	$19.52	$24.21	$21.70		$19.69

Total return[f]	19.06%	(16.72)%	13.55%	11.46%		8.05%

Ratios to average net assets

Expenses[g]	1.35%	1.34% [h]	1.34%	1.38%	[h]	1.41%

Net investment income	1.55%	1.36% [c]	0.70%	1.39%	[d]	1.25%	[e]

Supplemental data

Net assets, end of year (000’s)	$278,968	$298,878	$368,850	$346,008		$360,278

Portfolio turnover rate	17.06%	33.11%	67.89%	34.58%		25.43%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.08 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.04%.

dNet investment income per share includes approximately $0.05 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.13%.

eNet investment income per share includes approximately $0.14 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.53%.

fTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

gBenefit of expense reduction rounds to less than 0.01%.

hBenefit of waiver and payments by affiliates rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	13

FRANKLIN MUTUAL SERIES FUNDS

FINANCIAL HIGHLIGHTS

Franklin Mutual Financial Services Fund (continued)

	Year Ended December 31,

	2019	2018	2017	2016		2015

Class C

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$19.32	$24.08	$21.60	$19.61		$18.41

Income from investment operations[a]:

Net investment income (loss)[b]	0.18	0.15 [c]	(0.01)	0.12	[d]	0.10	[e]

Net realized and unrealized gains (losses)	3.32	(4.33)	2.74	1.96		1.24

Total from investment operations	3.50	(4.18)	2.73	2.08		1.34

Less distributions from:

Net investment income	(0.17)	(0.06)	(0.25)	(0.09)		(0.14)

Net realized gains	—	(0.52)	—	—		—

Total distributions	(0.17)	(0.58)	(0.25)	(0.09)		(0.14)

Net asset value, end of year	$22.65	$19.32	$24.08	$21.60		$19.61

Total return[f]	18.15%	(17.35)%	12.66%	10.64%		7.30%

Ratios to average net assets

Expenses[g]	2.10%	2.09% [h]	2.09%	2.13%	[h]	2.13%

Net investment income (loss)	0.80%	0.61% [c]	(0.05)%	0.64%	[d]	0.53%	[e]

Supplemental data

Net assets, end of year (000’s)	$46,132	$58,610	$134,117	$128,766		$132,975

Portfolio turnover rate	17.06%	33.11%	67.89%	34.58%		25.43%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.08 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.29%.

dNet investment income per share includes approximately $0.05 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.38%.

eNet investment income per share includes approximately $0.14 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been (0.19)%.

fTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

gBenefit of expense reduction rounds to less than 0.01%.

hBenefit of waiver and payments by affiliates rounds to less than 0.01%.

14	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN MUTUAL SERIES FUNDS

FINANCIAL HIGHLIGHTS

Franklin Mutual Financial Services Fund (continued)

	Year Ended December 31,

	2019	2018	2017	2016		2015

Class R6

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$19.58	$24.30	$21.79	$19.76		$18.52

Income from investment operations[a]:

Net investment income[b]	0.42	0.41 [c]	0.25	0.32	[d]	0.07	[e]

Net realized and unrealized gains (losses)	3.40	(4.41)	2.78	2.03		1.49

Total from investment operations	3.82	(4.00)	3.03	2.35		1.56

Less distributions from:

Net investment income	(0.47)	(0.20)	(0.52)	(0.32)		(0.32)

Net realized gains	—	(0.52)	—	—		—

Total distributions	(0.47)	(0.72)	(0.52)	(0.32)		(0.32)

Net asset value, end of year	$22.93	$19.58	$24.30	$21.79		$19.76

Total return	19.51%	(16.41)%	13.92%	11.93%		8.55%

Ratios to average net assets

Expenses before waiver and payments by affiliates	1.05%	1.06%	0.97%	0.99%		1.16%

Expenses net of waiver and payments by affiliates[f]	0.97%	0.97%	0.95%	0.96%		0.96%

Net investment income	1.93%	1.73% [c]	1.09%	1.81%	[d]	1.70%	[e]

Supplemental data

Net assets, end of year (000’s)	$2,931	$3,371	$4,523	$2,601		$1,421

Portfolio turnover rate	17.06%	33.11%	67.89%	34.58%		25.43%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.08 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.41%.

dNet investment income per share includes approximately $0.05 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.55%.

eNet investment income per share includes approximately $0.14 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.98%.

fBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	15

FRANKLIN MUTUAL SERIES FUNDS

Statement of Investments, December 31, 2019

Franklin Mutual Financial Services Fund

	Country	Shares	Value

Common Stocks 96.5%
Banks 36.5%
[a] AB&T Financial Corp.	United States	226,100	$109,658
AIB Group PLC	Ireland	2,267,537	7,898,339
Barclays PLC	United Kingdom	4,160,905	9,899,800
[b,c] BAWAG Group AG, 144A	Austria	115,000	5,236,050
CIT Group Inc.	United States	88,130	4,021,372
Citigroup Inc.	United States	147,810	11,808,541
Citizens Financial Group Inc.	United States	455,400	18,493,794
[b] Credito Valtellinese SpA	Italy	117,345,631	9,369,725
First Horizon National Corp.	United States	553,729	9,169,752
ING Groep NV.	Netherlands	1,200,685	14,391,480
JPMorgan Chase & Co.	United States	67,580	9,420,652
Shinsei Bank Ltd	Japan	925,211	14,260,211
Southern National Bancorp of Virginia Inc.	United States	649,760	10,623,576
Standard Chartered PLC	United Kingdom	1,267,928	11,963,384
Synovus Financial Corp.	United States	300,311	11,772,191
UniCredit SpA	Italy	362,001	5,285,678
Wells Fargo & Co.	United States	313,670	16,875,446

			170,599,649

Capital Markets 5.8%
Credit Suisse Group AG	Switzerland	712,449	9,648,782
Deutsche Bank AG	Germany	991,436	7,690,638
Guotai Junan Securities Co. Ltd.	China	1,396,063	2,472,398
[b] Tiberius Acquisition Corp.	United States	683,955	7,133,651

			26,945,469

Consumer Finance 5.0%
Capital One Financial Corp.	United States	163,510	16,826,814
Sun Hung Kai & Co. Ltd.	Hong Kong	14,145,704	6,734,926

			23,561,740

Diversified Financial Services 6.7%
[b] M&G PLC	United Kingdom	2,364,966	7,429,766
Voya Financial Inc.	United States	388,650	23,699,877

			31,129,643

Equity Real Estate Investment Trusts (REITs) 1.7%
Brixmor Property Group Inc.	United States	361,000	7,801,210

Household Durables 1.6%
Cairn Homes PLC	Ireland	5,428,109	7,694,414

Insurance 36.8%
[b] Alleghany Corp	United States	21,947	17,548,163
American International Group Inc.	United States	398,758	20,468,248
ASR Nederland NV	Netherlands	340,115	12,724,237
[b] Brighthouse Financial Inc.	United States	86,800	3,405,164
China Pacific Insurance Group Co. Ltd., H	China	1,238,600	4,879,820
Chubb Ltd.	United States	14,450	2,249,287
Direct Line Insurance Group PLC.	United Kingdom	3,006,354	12,443,017
Everest Re Group Ltd.	United States	83,500	23,116,140

16	Annual Report	franklintempleton.com

FRANKLIN MUTUAL SERIES FUNDS

STATEMENT OF INVESTMENTS

Franklin Mutual Financial Services Fund (continued)

	Country	Shares	Value

Common Stocks (continued)
Insurance (continued)
The Hartford Financial Services Group Inc.	United States	366,272	$22,258,349
Lancashire Holdings Ltd.	United Kingdom	461,707	4,690,265
MetLife Inc.	United States	143,270	7,302,472
NN Group NV	Netherlands	352,791	13,380,459
RSA Insurance Group PLC	United Kingdom	1,866,729	13,983,833
Sabre Insurance Group PLC	United Kingdom	881,672	3,596,610
T&D Holdings Inc.	Japan	768,169	9,860,555

			171,906,619

Real Estate Management & Development 1.6%
[b] Dolphin Capital Investors Ltd.	Greece	3,979,650	226,646
Kenedix Inc.	Japan	1,350,600	7,071,465

			7,298,111

Thrifts & Mortgage Finance 0.8%
Indiabulls Housing Finance Ltd.	India	907,348	3,982,642

Total Common Stocks (Cost $435,713,823)			450,919,497

		Principal Amount

Short Term Investments 3.7%

U.S. Government and Agency Securities 3.7%
[d] FHLB, 1/02/20	United States	$8,500,000	8,500,000
[d] U.S. Treasury Bill,
1/02/20 - 3/19/20	United States	5,700,000	5,693,529
[e] 3/26/20	United States	3,000,000	2,989,481

Total U.S. Government and Agency Securities (Cost $17,177,384)			17,183,010

Total Investments (Cost $452,891,207) 100.2%			468,102,507

Other Assets, less Liabilities (0.2)%			(882,688)

Net Assets 100.0%			$467,219,819

aSee Note 10 regarding holdings of 5% voting securities.

bNon-income producing.

cSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. At December 31, 2019, the value of this security was $5,236,050, representing 1.1% of net assets.

dThe security was issued on a discount basis with no stated coupon rate.

eA portion or all of the security has been segregated as collateral for open forward exchange contracts. At December 31, 2019, the value of this security pledged amounted to $2,238,126, representing 0.5% of net assets.

franklintempleton.com	Annual Report	17

FRANKLIN MUTUAL SERIES FUNDS

STATEMENT OF INVESTMENTS

Franklin Mutual Financial Services Fund (continued)

At December 31, 2019, the Fund had the following futures contracts outstanding. See Note 1(c).

Futures Contracts

Description	Type	Number of Contracts	Notional Amount*	Expiration Date	Value/ Unrealized Appreciation (Depreciation)

Currency Contracts
EUR/USD	Short	154	$21,717,850	3/16/20	$(209,054)
GBP/USD	Short	134	11,132,050	3/16/20	(81,712)

Total Futures Contracts					$(290,766)

*As of period end.

At December 31, 2019, the Fund had the following forward exchange contracts outstanding. See Note 1(c).

Forward Exchange Contracts

Currency	Counterparty[a]	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Exchange Contracts
Swiss Franc	HSBK	Sell	55,928	$56,752	1/13/20	$—	$(1,100)
Swiss Franc	UBSW	Sell	9,177,586	9,282,301	1/13/20	—	(211,084)
Euro	BOFA	Sell	2,020,390	2,247,368	1/15/20	—	(20,579)
Euro	HSBK	Sell	1,273,672	1,421,370	1/15/20	—	(8,365)
Euro	SSBT	Sell	1,069,676	1,195,678	1/15/20	—	(5,064)
Euro	SSBT	Sell	13,244,866	15,127,757	1/15/20	260,004	—
Euro	UBSW	Sell	1,705,323	1,903,718	1/15/20	—	(10,558)
Euro	UBSW	Sell	13,355,376	15,254,142	1/15/20	262,339	—
British Pound	HSBK	Buy	825,467	1,068,801	1/16/20	25,010	—
British Pound	HSBK	Sell	825,467	1,043,725	1/16/20	—	(50,085)
British Pound	BOFA	Buy	398,298	527,972	2/14/20	226	—
British Pound	HSBK	Sell	13,616,046	16,650,938	2/14/20	—	(1,405,823)
British Pound	SSBT	Sell	13,341,046	16,267,728	2/14/20	—	(1,424,345)
British Pound	UBSW	Sell	500,000	627,335	2/14/20	—	(35,734)
Euro	BOFA	Sell	177,447	197,925	2/18/20	—	(1,685)
Euro	HSBK	Sell	786,853	881,417	2/18/20	—	(3,715)
Euro	SSBT	Sell	178,591	199,252	2/18/20	—	(1,645)
Japanese Yen	HSBK	Buy	29,922,796	276,048	2/18/20	59	—
Japanese Yen	SSBT	Sell	3,419,738,376	31,484,955	2/18/20	—	(70,107)
Euro	HSBK	Sell	604,415	674,697	4/07/20	—	(7,329)
Euro	SSBT	Sell	1,928,286	2,159,744	4/07/20	—	(16,145)
Euro	UBSW	Sell	2,674,217	2,991,684	4/07/20	—	(25,918)
British Pound	BOFA	Sell	55,773	72,221	4/24/20	—	(1,879)
British Pound	HSBK	Sell	2,899,252	3,756,679	4/24/20	—	(95,303)
Euro	BOFA	Sell	2,625,897	2,939,758	5/21/20	—	(31,446)
Euro	HSBK	Sell	864,630	965,644	5/21/20	—	(12,685)
Euro	SSBT	Sell	6,567,050	7,362,346	5/21/20	—	(68,276)
Euro	UBSW	Sell	5,102,096	5,724,967	5/21/20	—	(48,058)
British Pound	BOFA	Sell	335,350	450,410	5/22/20	4,533	—
British Pound	BOFA	Sell	3,461,831	4,567,646	5/22/20	—	(35,147)

18	Annual Report	franklintempleton.com

FRANKLIN MUTUAL SERIES FUNDS

STATEMENT OF INVESTMENTS

Franklin Mutual Financial Services Fund (continued)

Forward Exchange Contracts (continued)

Currency	Counterparty	[a]	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Exchange Contracts (continued)
British Pound	HSBK		Sell	570,589	$751,035	5/22/20	$ —	$(7,610)
British Pound	HSBK		Sell	577,578	775,589	5/22/20	7,651	—
British Pound	UBSW		Sell	335,350	450,708	5/22/20	4,832	—

Total Forward Exchange Contracts							$564,654	$(3,599,685)

Net unrealized appreciation (depreciation)								$(3,035,031)

aMay be comprised of multiple contracts with the same counterparty, currency and settlement date.

See Note 9 regarding other derivative information.

See Abbreviations on page 34.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	19

FRANKLIN MUTUAL SERIES FUNDS

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

December 31, 2019

Franklin Mutual Financial Services Fund

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$450,664,452
Cost - Non-controlled affiliates (Note 10)	2,226,755

Value - Unaffiliated issuers	$467,992,849
Value - Non-controlled affiliates (Note 10)	109,658
Cash	83,393
Foreign currency, at value (cost $454,389)	456,006
Receivables:
Investment securities sold	329,062
Capital shares sold	390,109
Dividends	759,850
European Union tax reclaims	829,335
Deposits with brokers for:
Futures contracts	618,360
Unrealized appreciation on OTC forward exchange contracts	564,654
Other assets	382,330

Total assets	472,515,606

Liabilities:
Payables:
Capital shares redeemed	750,602
Management fees	346,656
Distribution fees	98,419
Transfer agent fees	107,534
Trustees’ fees and expenses	36,034
Variation margin on futures contracts	173,876
Unrealized depreciation on OTC forward exchange contracts	3,599,685
Accrued expenses and other liabilities	182,981

Total liabilities	5,295,787

Net assets, at value	$467,219,819

Net assets consist of:
Paid-in capital	$466,772,042
Total distributable earnings (losses)	447,777

Net assets, at value	$467,219,819

20	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN MUTUAL SERIES FUNDS

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (continued)

December 31, 2019

Franklin Mutual Financial Services Fund

Class Z:
Net assets, at value	$139,188,813

Shares outstanding	6,110,235

Net asset value and maximum offering price per share	$22.78

Class A:
Net assets, at value	$278,968,292

Shares outstanding	12,208,646

Net asset value per share[a]	$22.85

Maximum offering price per share (net asset value per share ÷ 94.50%)	$24.18

Class C:
Net assets, at value	$ 46,131,729

Shares outstanding	2,036,686

Net asset value and maximum offering price per share[a]	$22.65

Class R6:
Net assets, at value	$ 2,930,985

Shares outstanding	127,828

Net asset value and maximum offering price per share	$22.93

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	21

FRANKLIN MUTUAL SERIES FUNDS

FINANCIAL STATEMENTS

Statement of Operations

for the year ended December 31, 2019

Franklin Mutual Financial Services Fund

Investment income:
Dividends: (net of foreign taxes)*
Unaffiliated issuers	$13,361,139
Non-controlled affiliates (Note 10)	861
Interest:
Unaffiliated issuers	715,675

Total investment income	14,077,675

Expenses:
Management fees (Note 3a)	4,249,976
Distribution fees: (Note 3c)
Class A	720,633
Class C	527,404
Transfer agent fees: (Note 3e)
Class Z	211,538
Class A	432,976
Class C	79,221
Class R6	3,696
Custodian fees (Note 4)	39,797
Reports to shareholders	71,432
Registration and filing fees	77,376
Professional fees	109,782
Trustees’ fees and expenses	30,389
Other	30,023

Total expenses	6,584,243
Expense reductions (Note 4)	(3,419)
Expenses waived/paid by affiliates (Note 3f)	(2,859)

Net expenses	6,577,965

Net investment income	7,499,710

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	(4,980,619)
Foreign currency transactions	10,602
Forward exchange contracts	8,270,852
Futures contracts	1,158,767

Net realized gain (loss)	4,459,602

Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers.	78,037,482
Non-controlled affiliates (Note 10)	(16,958)
Translation of other assets and liabilities denominated in foreign currencies	(110,676)
Forward exchange contracts	(4,607,388)
Futures contracts	(317,435)

Net change in unrealized appreciation (depreciation)	72,985,025

Net realized and unrealized gain (loss)	77,444,627

Net increase (decrease) in net assets resulting from operations	$84,944,337

*Foreign taxes withheld on dividends	$465,414

22	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN MUTUAL SERIES FUNDS

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

Franklin Mutual Financial Services Fund

	Year Ended December 31,

	2019	2018
Increase (decrease) in net assets:
Operations:
Net investment income	$7,499,710	$8,665,785
Net realized gain (loss)	4,459,602	9,412,447
Net change in unrealized appreciation (depreciation)	72,985,025	(127,980,059)

Net increase (decrease) in net assets resulting from operations	84,944,337	(109,901,827)

Distributions to shareholders:
Class Z	(2,651,907)	(4,996,108)
Class A	(4,583,542)	(9,609,536)
Class C	(357,699)	(1,856,107)
Class R6	(62,332)	(115,264)

Total distributions to shareholders	(7,655,480)	(16,577,015)

Capital share transactions: (Note 2)
Class Z	(25,248,222)	(32,948,539)
Class A	(65,850,270)	734,715
Class C	(21,041,157)	(56,197,465)
Class R6	(1,001,103)	(354,486)

Total capital share transactions	(113,140,752)	(88,765,775)

Net increase (decrease) in net assets	(35,851,895)	(215,244,617)
Net assets:
Beginning of year	503,071,714	718,316,331

End of year	$467,219,819	$503,071,714

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	23

FRANKLIN MUTUAL SERIES FUNDS

Notes to Financial Statements

Franklin Mutual Financial Services Fund

1.   Organization and Significant Accounting Policies

Franklin Mutual Series Funds (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of seven separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Franklin Mutual Financial Services Fund (Fund) is included in this report. The Fund offers four classes of shares: Class Z, Class A, Class C and Class R6. Class C shares automatically convert to Class A shares after they have been held for 10 years. Each class of shares may differ by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees due to differing arrangements for distribution and transfer agent fees.

The following summarizes the Fund’s significant accounting policies.

a.   Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share each business day as of 4 p.m. Eastern time or the regularly scheduled close of the New York Stock Exchange (NYSE), whichever is earlier. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The Fund may utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities and derivative financial instruments listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of 4 p.m. Eastern time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.

Certain derivative financial instruments trade in the OTC market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every Fund’s business day. Occasionally,

24	Annual Report	franklintempleton.com

FRANKLIN MUTUAL SERIES FUNDS

NOTES TO FINANCIAL STATEMENTS

Franklin Mutual Financial Services Fund (continued)

events occur between the time at which trading in a foreign security is completed and 4 p.m. Eastern time that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at 4 p.m. Eastern time. In order to minimize the potential for these differences, the VC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the Fund’s NAV is not calculated, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b.   Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c.   Derivative Financial Instruments

The Fund invested in derivative financial instruments in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown in the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

Derivative counterparty credit risk is managed through a formal evaluation of the creditworthiness of all potential counterparties. The Fund attempts to reduce its exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, or early termination. Termination events applicable to the counterparty include certain deteriorations in the credit quality of the counterparty. Termination events applicable to the Fund include failure of the Fund to maintain certain net asset levels and/or limit the decline in net assets over various

franklintempleton.com	Annual Report	25

FRANKLIN MUTUAL SERIES FUNDS

NOTES TO FINANCIAL STATEMENTS

Franklin Mutual Financial Services Fund (continued)

1.   Organization and Significant Accounting Policies (continued)

c.   Derivative Financial Instruments (continued)

periods of time. In the event of default or early termination, the ISDA master agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. However, absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement. At December 31, 2019, the Fund had OTC derivatives in a net liability position of $3,035,031 and the aggregate value of collateral pledged for such contracts was $2,238,126.

Collateral requirements differ by type of derivative. Collateral or initial margin requirements are set by the broker or exchange clearing house for exchange traded and centrally cleared derivatives. Initial margin deposited is held at the exchange and can be in the form of cash and/or securities. For OTC derivatives traded under an ISDA master agreement, posting of collateral is required by either the Fund or the applicable counterparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of the agreement. Generally, collateral is determined at the close of Fund business each day and any additional collateral required due to changes in derivative values may be delivered by the Fund or the counterparty the next business day, or within a few business days. Collateral pledged and/or received by the Fund for OTC derivatives, if any, is held in segregated accounts with the Fund’s custodian/counterparty broker and can be in the form of cash and/or securities. Unrestricted cash may be invested according to the Fund’s investment objectives. To the extent that the amounts due to the Fund from its counterparties are not subject to collateralization or are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance.

At December 31, 2019, the Fund received $105,817 in U.S. Treasury Bills, Bonds and Notes as collateral for derivatives.

The Fund entered into exchange traded futures contracts primarily to manage exposure to certain foreign currencies. A futures contract is an agreement between the Fund and a counterparty to buy or sell an asset at a specified price on a future date. Required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable in the Statement of Assets and Liabilities.

The Fund entered into OTC forward exchange contracts primarily to manage exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

See Note 9 regarding other derivative information.

d.   Securities Lending

The Fund participates in an agency based securities lending program to earn additional income. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the fair value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the fair value of loaned securities, as determined at the close of Fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is deposited into a joint cash account with other funds and is used to invest in a money market fund managed by Franklin Advisers, Inc., an affiliate of the Fund, and/or a joint repurchase agreement. The Fund may receive income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. Income from securities loaned, net of fees paid to the securities lending agent and/or third-party vendor, is reported separately in the Statement of Operations. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. If the borrower defaults on its obligation to return the securities loaned, the Fund has the right to repurchase the securities in the open market using the collateral received. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower. At December 31, 2019, the Fund had no securities on loan.

26	Annual Report	franklintempleton.com

FRANKLIN MUTUAL SERIES FUNDS

NOTES TO FINANCIAL STATEMENTS

Franklin Mutual Financial Services Fund (continued)

e.   Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

As a result of several court cases, in certain countries across the European Union, the Fund filed additional tax reclaims for previously withheld taxes on dividends earned in those countries (EU reclaims). These additional filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the European Union, as well as a number of related judicial proceedings. Income recognized, if any, for EU reclaims is reflected as other income in the Statement of Operations and any related receivable, if any, is reflected as European Union tax reclaims in the Statement of Assets and Liabilities. When uncertainty exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these EU reclaims, and the potential timing of payment, no amounts are reflected in the financial statements. For U.S. income tax purposes, EU reclaims received by the Fund, if any, reduce the amounts of foreign taxes Fund shareholders can use as tax credits in their individual income tax returns.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of December 31, 2019, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on the statute of limitations in each jurisdiction in which the Fund invests.

f.   Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income is recorded on the ex-dividend date except for certain dividends from securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust or based on the ratio of number of shareholders of each Fund to the combined number of shareholders of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, excluding class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses.

g.   Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

h.   Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust.

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FRANKLIN MUTUAL SERIES FUNDS

NOTES TO FINANCIAL STATEMENTS

Franklin Mutual Financial Services Fund (continued)

1.   Organization and Significant Accounting Policies (continued)

h.   Guarantees and Indemnifications (continued)

Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2.   Shares of Beneficial Interest

At December 31, 2019, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,
	2019		2018
	Shares	Amount	Shares	Amount

Class Z Shares:

Shares sold	812,603	$17,390,341	1,795,911	$42,587,212

Shares issued in reinvestment of distributions	105,805	2,403,432	232,915	4,484,624

Shares redeemed	(2,116,626)	(45,041,995)	(3,453,297)	(80,020,375)

Net increase (decrease)	(1,198,218)	$(25,248,222)	(1,424,471)	$(32,948,539)

Class A Shares:

Shares sold[a]	938,834	$20,168,898	3,840,652	$88,515,496

Shares issued in reinvestment of distributions	195,362	4,450,004	483,446	9,333,950

Shares redeemed	(4,240,433)	(90,469,172)	(4,247,680)	(97,114,731)

Net increase (decrease)	(3,106,237)	$(65,850,270)	76,418	$734,715

Class C Shares:

Shares sold	185,573	$3,904,208	619,361	$14,593,999

Shares issued in reinvestment of distributions	15,462	346,913	92,903	1,798,559

Shares redeemed[a]	(1,197,724)	(25,292,278)	(3,248,605)	(72,590,023)

Net increase (decrease)	(996,689)	$(21,041,157)	(2,536,341)	$(56,197,465)

Class R6 Shares:

Shares sold	82,219	$1,781,383	79,359	$1,851,756

Shares issued in reinvestment of distributions	2,727	62,332	5,949	115,264

Shares redeemed	(129,250)	(2,844,818)	(99,309)	(2,321,506)

Net increase (decrease)	(44,304)	$(1,001,103)	(14,001)	$(354,486)

aMay include a portion of Class C shares that were automatically converted to Class A.

28	Annual Report	franklintempleton.com

FRANKLIN MUTUAL SERIES FUNDS

NOTES TO FINANCIAL STATEMENTS

Franklin Mutual Financial Services Fund (continued)

3.   Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation

Franklin Mutual Advisers, LLC (Franklin Mutual)	Investment manager

Franklin Templeton Services, LLC (FT Services)	Administrative manager

Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter

Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a.   Management Fees

The Fund pays an investment management fee to Franklin Mutual based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets

0.875%	Up to and including $1 billion

0.845%	Over $1 billion, up to and including $2 billion

0.825%	Over $2 billion, up to and including $5 billion

0.805%	In excess of $5 billion

b.   Administrative Fees

Under an agreement with Franklin Mutual, FT Services provides administrative services to the Fund. The fee is paid by Franklin Mutual based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c.   Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class Z and Class R6 shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund’s Class C compensation distribution plan, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.35%
Class C	1.00%

The Board has set the current rate at 0.25% per year for Class A shares until further notice and approval by the Board.

franklintempleton.com	Annual Report	29

FRANKLIN MUTUAL SERIES FUNDS

NOTES TO FINANCIAL STATEMENTS

Franklin Mutual Financial Services Fund (continued)

3.   Transactions with Affiliates (continued)

d.   Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the year:

Sales charges retained net of commissions paid to unaffiliated brokers/dealers.	$15,249
CDSC retained	$5,567

e.   Transfer Agent Fees

Each class of shares pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations. The fees are based on an annualized asset based fee of 0.02% plus a transaction based fee. In addition, each class reimburses Investor Services for out of pocket expenses incurred and, except for Class R6, reimburses shareholder servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the year ended December 31, 2019, the Fund paid transfer agent fees of $727,431, of which $350,262 was retained by Investor Services.

f.   Waiver and Expense Reimbursements

Investor Services has contractually agreed in advance to waive or limit its fees so that the Class R6 transfer agent fees do not exceed 0.02% based on the average net assets of the class until April 30, 2020. Prior to May 1, 2019, the Class R6 transfer agent fees were limited to 0.03%.

g.   Interfund Transactions

The Fund engaged in purchases and sales of investments with funds or other accounts that have common investment managers (or affiliated investment managers), directors, trustees or officers. During the year ended December 31, 2019, these purchase and sale transactions aggregated $2,646,846 and $2,231,546, respectively.

4.   Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2019, the custodian fees were reduced as noted in the Statement of Operations.

5.   Independent Trustees’ Retirement Plan

On January 1, 1993, the Trust adopted an Independent Trustees’ Retirement Plan (Plan). The Plan is an unfunded defined benefit plan that provides benefit payments to Trustees whose length of service and retirement age meets the eligibility requirements of the Plan. Benefits under the Plan are based on years of service and fees paid to each trustee at the time of retirement. Effective in December 1996, the Plan was closed to new participants.

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NOTES TO FINANCIAL STATEMENTS

Franklin Mutual Financial Services Fund (continued)

During the year ended December 31, 2019, the Fund’s projected benefit obligation and benefit payments under the Plan were as follows:

[a]Projected benefit obligation at December 31, 2019	$36,034
[b]Increase in projected benefit obligation	$3,753
Benefit payments made to retired trustees	$(632)

aThe projected benefit obligation is included in trustees’ fees and expenses in the Statement of Assets and Liabilities.

bThe increase in projected benefit obligation is included in trustees’ fees and expenses in the Statement of Operations.

6.   Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains.

At December 31, 2019, the capital loss carryforwards were as follows:

Capital loss carryforwards not subject to expiration:
Short term	$5,515,313
Long term	5,361,458

Total capital loss carryforwards	$10,876,771

The tax character of distributions paid during the years ended December 31, 2019 and 2018, was as follows:

	2019	2018
Distributions paid from:
Ordinary income	$7,655,480	$3,323,724
Long term capital gain	—	13,253,291

	$7,655,480	$16,577,015

At December 31, 2019, the cost of investments, net unrealized appreciation (depreciation) and undistributed ordinary income for income tax purposes were as follows:

Cost of investments	$454,251,359

Unrealized appreciation	$ 66,323,839
Unrealized depreciation	(55,797,777)

Net unrealized appreciation (depreciation)	$ 10,526,062

Distributable earnings:
Undistributed ordinary income	$ 62,965

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of foreign currency transactions and corporate actions.

7.   Investment Transactions

Purchases and sales of investments (excluding short term securities) for the year ended December 31, 2019, aggregated $76,742,800 and $156,785,193, respectively.

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FRANKLIN MUTUAL SERIES FUNDS

NOTES TO FINANCIAL STATEMENTS

Franklin Mutual Financial Services Fund (continued)

8.   Concentration of Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local, regional and global economic, political and social conditions, which may result in greater market volatility. Current political and financial uncertainty surrounding the European Union may increase market volatility and the economic risk of investing in securities in Europe. In addition, certain foreign securities may not be as liquid as U.S. securities.

9.   Other Derivative Information

At December 31, 2019, investments in derivative contracts are reflected in the Statement of Assets and Liabilities as follows:

	Asset Derivatives		Liability Derivatives

Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value

Foreign exchange contracts	Variation margin on futures contracts	$—	Variation margin on futures contracts	$290,766	[a]

	Unrealized appreciation on OTC forward exchange contracts	564,654	Unrealized depreciation on OTC forward exchange contracts	3,599,685

Totals		$564,654		$3,890,451

aThis amount reflects the cumulative appreciation (depreciation) of futures contracts as reported in the Statement of Investments. Only the variation margin receivable/ payable at year end is separately reported within the Statement of Assets and Liabilities. Prior variation margin movements were recorded to cash upon receipt or payment.

For the year ended December 31, 2019, the effect of derivative contracts in the Statement of Operations was as follows:

Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Operations Location	Net Realized Gain (Loss) for the Year	Statement of Operations Location	Net Change in Unrealized Appreciation (Depreciation) for the Year

	Net realized gain (loss) from:		Net change in unrealized appreciation (depreciation) on:

Foreign exchange contracts	Forward exchange contracts	$8,270,852	Forward exchange contracts	$(4,607,388)

	Futures contracts	1,158,767	Futures contracts	(317,435)

Totals		$9,429,619		$(4,924,823)

For the year ended December 31, 2019, the average month end notional amount of futures contracts represented $32,923,963. The average month end contract value of forward exchange contracts was $172,353,439.

See Note 1(c) regarding derivative financial instruments.

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NOTES TO FINANCIAL STATEMENTS

Franklin Mutual Financial Services Fund (continued)

10.   Holdings of 5% Voting Securities of Portfolio Companies

The 1940 Act defines "affiliated companies" to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. During the year ended December 31, 2019, investments in “affiliated companies” were as follows:

Name of Issuer	Value at Beginning of Year	Purchases	Sales	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value at End of Year	Number of Shares Held at End of Year	Dividend Income

Non-Controlled Affiliates
AB&T Financial Corp. (Value is —%† of Net Assets)	$126,616	$ —	$ —	$ —	$(16,958)	$109,658	226,100	$861

†Rounds to less than 0.1% of net assets.

11.   Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matured on February 7, 2020. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Effective February 7, 2020, the Borrowers renewed the Global Credit Facility for a one year term, maturing February 5, 2021, for a total of $2 billion.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the year ended December 31, 2019, the Fund did not use the Global Credit Facility.

12.   Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments

•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

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NOTES TO FINANCIAL STATEMENTS

Franklin Mutual Financial Services Fund (continued)

12.   Fair Value Measurements (continued)

A summary of inputs used as of December 31, 2019, in valuing the Fund’s assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total

Assets:

Investments in Securities:[a]

Equity Investments	$450,919,497	$—	$—	$450,919,497

Short Term Investments	8,683,010	8,500,000	—	17,183,010

Total Investments in Securities	$459,602,507	$8,500,000	$—	$468,102,507

Other Financial Instruments:

Forward Exchange Contracts	$—	$564,654	$—	$564,654

Liabilities:

Other Financial Instruments:

Futures Contracts	$290,766	$—	$—	$290,766

Forward Exchange Contracts	—	3,599,685	—	3,599,685

Total Other Financial Instruments	$290,766	$3,599,685	$—	$3,890,451

aFor detailed categories, see the accompanying Statement of Investments.

13.   Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure other than those already disclosed in the financial statements.

Abbreviations

Counterparty		Currency		Selected Portfolio

BOFA	Bank of America Corp.	EUR	Euro	FHLB	Federal Home Loan Bank

HSBK	HSBC Bank PLC	GBP	British Pound

SSBT	State Street Bank and Trust Co., N.A.	USD	United States Dollar

UBSW	UBS AG

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Franklin Mutual Series Funds and Shareholders of Franklin Mutual Financial Services Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Franklin Mutual Financial Services Fund (the “Fund”) (one of the funds constituting Franklin Mutual Series Funds), including the schedule of investments, as of December 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of Franklin Mutual Financial Services Fund (one of the funds constituting Franklin Mutual Series Funds) at December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Franklin investment companies since 1987.

Boston, Massachusetts

February 21, 2020

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FRANKLIN MUTUAL SERIES FUNDS

Franklin Mutual Financial Services Fund

Tax Information (unaudited)

Under Section 854(b)(1)(A) of the Internal Revenue Code, the Fund hereby reports 62.47% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2019.

Under Section 854(b)(1)(B) of the Internal Revenue Code, the Fund hereby reports the maximum amount allowable but no less than $11,872,327 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Internal Revenue Code for the fiscal year ended December 31, 2019. Distributions, including qualified dividend income, paid during calendar year 2019 will be reported to shareholders on Form 1099-DIV by mid-February 2020. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

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Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during at least the past five years and number of U.S. registered portfolios overseen in the Franklin Templeton fund complex, are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Independent Board Members

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Edward I. Altman, Ph.D. (1941) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2716	Trustee	Since 1987	12	None

Principal Occupation During at Least the Past 5 Years:
Max L. Heine Professor of Finance, Emeritus and Director of The Credit and Debt Markets Research Program, Salomon Center, Stern School of Business, New York University; editor and author of numerous financial publications; financial consultant; an adviser to numerous financial and publishing organizations; and formerly, Vice Director, Salomon Center, Stern School of Business, New York University.

Ann Torre Bates (1958) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2716	Trustee and Chairperson	Trustee since 1995 and Chairperson since January 2020	33	Ares Capital Corporation (specialty finance company) (2010-present), United Natural Foods, Inc. (distributor of natural, organic and specialty foods) (2013-present), Allied Capital Corporation (financial services) (2003-2010), SLM Corporation (Sallie Mae) (1997-2014) and Navient Corporation (loan management, servicing and asset recovery) (2014-2016).

Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Executive Vice President and Chief Financial Officer, NHP Incorporated (manager of multifamily housing) (1995-1997); and Vice President and Treasurer, US Airways, Inc. (until 1995).

Burton J. Greenwald (1929) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2716	Trustee	Since 2002	12	Franklin Templeton Emerging Markets Debt Opportunities Fund PLC (1999-present) and Fiduciary International Ireland Limited (1999-2015).

Principal Occupation During at Least the Past 5 Years:
Managing Director, B.J. Greenwald Associates (management consultants to the financial services industry); and formerly, Chairman, Fiduciary Trust International Funds; Executive Vice President, L.F. Rothschild Fund Management, Inc.; President and Director, Merit Mutual Funds; President, Underwriting Division and Director, National Securities & Research Corporation; Governor, Investment Company Institute; and Chairman, ICI Public Information Committee.

Jan Hopkins Trachtman (1947) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2716	Trustee	Since 2009	12	FinTech Acquisition Corp. III (special purpose fintech acquisition company) (2018-present)

Principal Occupation During at Least the Past 5 Years:
President and Founder, The Jan Hopkins Group (communications consulting firm); serves on Alumni Advisory Board of Knight Bagehot Fellowship; and formerly, President, Economic Club of New York (2007-2015); Anchor/Correspondent, CNN Financial News (until 2003); Managing Director and Head of Client Communications, Citigroup Private Bank (until 2005); Off-Air reporter, ABC News’ World News Tonight; and Editor, CBS Network News.

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Independent Board Members (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Keith Mitchell (1954) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2716	Trustee	Since 2009	12	None

Principal Occupation During at Least the Past 5 Years:
Director of various boards of asset management firms; and formerly, Managing Member, Mitchell, Hartley & Bechtel Advisers, LLC (formerly, Mitchell Advisers, LLC) (advisory firm) (2003-2015) and Managing Director, Putman Lovell NBF.

David W. Niemiec (1949) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2716	Trustee	Since 2015	33	Hess Midstream LP (oil and gas midstream infrastructure) (2017-present).

Principal Occupation During at Least the Past 5 Years:
Advisor, Saratoga Partners (private equity fund); and formerly, Managing Director, Saratoga Partners (1998-2001) and SBC Warburg Dillon Read (investment banking) (1997-1998); Vice Chairman, Dillon, Read & Co. Inc. (investment banking) (1991-1997); and Chief Financial Officer, Dillon, Read & Co. Inc. (1982-1997).

Charles Rubens II (1930) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2716	Trustee	Since 1998	12	None

Principal Occupation During at Least the Past 5 Years:
Private investor and president of non-profit organizations; and formerly, an executive of Time, Inc.; and Trustee of Colorado College.

Robert E. Wade (1946) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2716	Trustee	Since 1991	33	El Oro Ltd (investments) (2003-2019).

Principal Occupation During at Least the Past 5 Years:
Attorney at law engaged in private practice as a sole practitioner (1972-2008) and member of various boards.

Gregory H. Williams (1943) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2716	Trustee	Since 2015	12	None

Principal Occupation During at Least the Past 5 Years:
Private investor; Consultant; and formerly, President, University of Cincinnati (2009-2012); President, The City College of New York (2001-2009); Dean, College of Law, Ohio State University (1993-2001); and Associate Vice President, Academic Affairs and Professor of Law, University of Iowa (1977-1993).

Interested Board Members and Officers

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

**Gregory E. Johnson (1961) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2007	144	None

Principal Occupation During at Least the Past 5 Years:
Chairman of the Board, Member – Office of the Chairman, Director and Chief Executive Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 39 of the investment companies in Franklin Templeton; Vice Chairman, Investment Company Institute; and formerly, President, Franklin Resources, Inc. (1994-2015).

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Interested Board Members and Officers (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

**Peter A. Langerman (1955) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2716	Trustee, President, and Chief Executive Officer – Investment Management	Trustee since 2007, President, and Chief Executive Officer – Investment Management since 2005	7	None

Principal Occupation During at Least the Past 5 Years:
Chairman of the Board, Chief Executive Officer and President, Franklin Mutual Advisers, LLC; and officer and/or director, as the case may be, of three of the investment companies in Franklin Templeton.

Alison E. Baur (1964) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2012	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Deputy General Counsel, Franklin Templeton; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 41 of the investment companies in Franklin Templeton.

Breda M. Beckerle (1958) 280 Park Avenue New York, NY 10017	Interim Chief Compliance Officer	Since January 2020	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Chief Compliance Officer, Fiduciary Investment Management International, Inc., Franklin Advisers, Inc., Franklin Advisory Services, LLC, Franklin Mutual Advisers, LLC, Franklin Templeton Institutional, LLC; and officer of 41 of the investment companies in Franklin Templeton.

Steven J. Gray (1955) One Franklin Parkway San Mateo, CA 94403-1906	Vice President and Secretary	Vice President since 2009 and Secretary since 2005	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton; Vice President, Franklin Templeton Distributors, Inc. and FASA, LLC; and officer of 41 of the investment companies in Franklin Templeton.

Matthew T. Hinkle (1971) One Franklin Parkway San Mateo, CA 94403-1906	Chief Executive Officer – Finance and Administration	Since 2017	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Templeton Services, LLC; officer of 41 of the investment companies in Franklin Templeton; and formerly, Vice President, Global Tax (2012-April 2017) and Treasurer/Assistant Treasurer, Franklin Templeton (2009-2017).

Robert G. Kubilis (1973) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Chief Financial Officer, Chief Accounting Officer and Treasurer	Since 2012	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Treasurer, U.S. Fund Administration & Reporting; and officer of 15 of the investment companies in Franklin Templeton.

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Interested Board Members and Officers (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Robert Lim (1948) One Franklin Parkway San Mateo, CA 94403-1906	Vice President – AML Compliance	Since 2016	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Vice President, Franklin Templeton Companies, LLC; Chief Compliance Officer, Franklin Templeton Distributors, Inc. and Franklin Templeton Investor Services, LLC; and officer of 44 of the investment companies in Franklin Templeton Investments.

Navid J. Tofigh (1972) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2015	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Associate General Counsel; and officer of 41 of the investment companies in Franklin Templeton.

Craig S. Tyle (1960) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2005	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
General Counsel and Executive Vice President, Franklin Resources, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 41 of the investment companies in Franklin Templeton.

Lori A. Weber (1964) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Vice President	Since 2011	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton; Assistant Secretary, Franklin Resources, Inc.; Vice President and Secretary, Templeton Investment Counsel, LLC; and officer of 41 of the investment companies in Franklin Templeton.

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*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

**Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Franklin Resources, Inc. (Resources), which is the parent company of the Fund’s investment manager and distributor. Peter A. Langerman is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer of Franklin Mutual Advisers, LLC, which is the Fund’s investment manager.

Note 1: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the U.S. Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund’s Board has determined that there is at least one such financial expert on the Audit Committee and has designated each of Edward I. Altman, Ph.D., Ann Torre Bates and David W. Niemiec as an audit committee financial expert. The Board believes that Messrs. Altman and Niemiec and Ms. Bates qualify as such an expert in view of their extensive business background and experience. Mr. Altman has served as a member of the Fund Audit Committee since 1987. He currently serves as a Max L. Hine Professor of Finance, Emeritus and Director of The Credit and Debt Markets Research Program, Salomon Center, Stern School of Business, New York University. Ms. Bates has served as a member of the Fund Audit Committee since 1995. She currently serves as a director of Ares Capital Corporation (2010-present) and United Natural Foods, Inc. (2013-present) and was formerly a director of Navient Corporation from 2014 to 2016, SLM Corporation from 1997 to 2014 and Allied Capital Corporation from 2003 to 2010, Executive Vice President and Chief Financial Officer of NHP Incorporated from 1995 to 1997 and Vice President and Treasurer of US Airways, Inc. until 1995. Mr. Niemiec has served as a member of the Fund Audit Committee since 2015, currently serves as an Advisor to Saratoga Partners and was formerly its Managing Director from 1998 to 2001 and serves as a director of Hess Midstream LP (2017-present). Mr. Niemiec was formerly a director of Emeritus Corporation from 1999 to 2010 and OSI Pharmaceuticals, Inc. from 2006 to 2010, Managing Director of SBC Warburg Dillon Read from 1997 to 1998, and was Vice Chairman from 1991 to 1997 and Chief Financial Officer from 1982 to 1997 of Dillon, Read & Co. Inc. As a result of such background and experience, the Board believes that Messrs. Altman and Niemiec and Ms. Bates have each acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Messrs. Altman and Niemiec and Ms. Bates are independent Board members as that term is defined under the applicable U.S. Securities and Exchange Commission Rules and Releases.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request. Shareholders may call (800) DIAL BEN/342-5236 to request the SAI.

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FRANKLIN MUTUAL FINANCIAL SERVICES FUND

Shareholder Information

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust, on behalf of the Fund, files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year as an exhibit to its report on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive the Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

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Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

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Annual Report and Shareholder Letter
Franklin Mutual Financial Services Fund
Investment Manager Franklin Mutual Advisers, LLC	Distributor Franklin Templeton Distributors, Inc. (800) DIAL BEN® / 342-5236 franklintempleton.com	Shareholder Services (800) 632-2301 - (Class A, C & R6) (800) 448-FUND - (Class Z)

© 2020 Franklin Templeton Investments. All rights reserved.	479 A 02/20

Sign up for electronic delivery at franklintempleton.com/edelivery

Internet Delivery of Fund Reports Unless You Request Paper Copies: Effective January 1, 2021, as permitted by the SEC, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request them from the Fund or your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you have not signed up for electronic delivery, we would encourage you to join fellow shareholders who have. You may elect to receive shareholder reports and other communications electronically from the Fund by calling (800) 632-2301 or by contacting your financial intermediary.

You may elect to continue to receive paper copies of all your future shareholder reports free of charge by contacting your financial intermediary or, if you invest directly with a Fund, calling (800) 632-2301 to let the Fund know of your request. Your election to receive reports in paper will apply to all funds held in your account.

FRANKLIN TEMPLETON

Successful investing begins with ambition. And achievement only comes when you reach for it. That’s why we continually strive to deliver better outcomes for investors. No matter what your goals are, our deep, global investment expertise allows us to offer solutions that can help.

During our more than 70 years of experience, we’ve managed through all kinds of markets—up, down and those in between. We’re always preparing for what may come next. It’s because of this, combined with our strength as one of the world’s largest asset managers that we’ve earned the trust of millions of investors around the world.

Dear Franklin Mutual International Fund Shareholder:

As we enter 2020, the factors that lifted stocks to record highs in 2019—accommodative central bank monetary policies and progress on a proposed trade deal between the U.S. and China—continue to be sources of optimism for growth. The near-term threat of recession has eased, with the U.S. economy showing resilience as low unemployment and moderately rising wages have encouraged consumer spending, which has supported the expansion. In contrast, business investment and exports were weak in 2019, but there are nascent signs of increasing industrial activity.

Tariffs, trade battles and geopolitical conflict may continue to dominate headlines in 2020 and account for a disproportionate source of market volatility. The U.S. and China agreed in principle to a phase-one trade agreement in late 2019. However, a re-escalation of the tariff dispute between the world’s two largest economies is not out of the question, as negotiations on a phase-two trade agreement are scheduled to start after the anticipated phase-one signing ceremony in January. There was clarity on Brexit as British voters delivered a resounding election victory to Prime Minister Boris Johnson and his Conservative Party, which should pave the way for a conclusive exit agreement. The terms of U.K. departure, however, must still be finalized. Late in the period, tensions in the Middle East were on the rise, following the death of an American contractor in Iraq in late December and a retaliatory U.S. military strike two days later.

During the period, we took advantage of market turbulence to seek out a larger number of stocks whose risk/reward profiles turned more favorable. Subsequently, we used the market appreciation to exit from or trim select positions that reached or exceeded our estimates of intrinsic value. Market volatility continues to present occasional opportunities in individual stocks, and in certain sectors, notably those considered to be economically sensitive. We continue to focus on situations in which company-specific actions are more important than economic improvement in driving shareholder value.

Valuation is an essential factor in our analysis, and we always ask ourselves if current and potential investments represent an attractive balance of risk and reward. Amid the all-time highs reached by the Standard & Poor’s® 500 Index (S&P 500®) during the period, we maintained our focus on individual securities and the prospects for each business in the context of its valuation and the backdrop of potential political and economic risks.

We continue to adhere to a bottom-up stock selection process that is disciplined, driven by rigorous fundamental analysis, and that attempts to limit downside risk. In our view, actively investing in underappreciated and misunderstood companies with identifiable catalysts for unlocking shareholder value can offer meaningful upside potential and a degree of downside protection in periods of financial market turbulence.

We recognize the important role of financial advisors in today’s markets and encourage investors to continue to seek their advice. Amid changing markets and economic conditions, we are confident investors with a well-diversified portfolio and a patient, long-term outlook will be well positioned for the years ahead.

On the following pages, the Fund’s portfolio management team reviews investment decisions that pertain to performance during the past 12 months considering the

Not FDIC Insured | May Lose Value | No Bank Guarantee

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economic environment and other factors. Please remember all securities markets fluctuate, as do mutual fund share prices.

The reorganization of Franklin Mutual International Fund into Franklin Mutual Global Discovery Fund, as approved by shareholders, was completed on February 21, 2020. Shares of Franklin Mutual International Fund share classes A, C, R, R6 and Z were exchanged for shares in Franklin Mutual Global Discovery Fund share classes A, C, R, R6 and Z, respectively.

We thank you for investing with Franklin Templeton, welcome your questions and comments, and look forward to continuing to serve your investment needs in the years ahead. We appreciate your trust and participation in Franklin Mutual International Fund. It has been our privilege to serve you.

Sincerely,

Peter A. Langerman

Chairman, President and Chief Executive Officer

Franklin Mutual Advisers, LLC

This letter reflects our analysis and opinions as of December 31, 2019, unless otherwise indicated. The information is not a complete analysis of every aspect of any market, country, industry, security or fund. Statements of fact are from sources considered reliable.

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ANNUAL REPORT

Franklin Mutual International Fund

This annual report for Franklin Mutual International Fund covers the fiscal year ended December 31, 2019. The reorganization of Franklin Mutual International Fund into Franklin Mutual Global Discovery Fund, as approved by shareholders, was completed on February 21, 2020. Shares of Franklin Mutual International Fund share classes A, C, R, R6 and Z were exchanged for shares in Franklin Mutual Global Discovery Fund share classes A, C, R, R6 and Z, respectively.

Your Fund’s Goal and Main Investments

The Fund seeks capital appreciation, which may occasionally be short term, with income as a secondary goal. Under normal market conditions, the Fund invests at least 80% of its net assets in securities of non-U.S. issuers, primarily Asian and European companies. We focus the Fund’s investments on securities believed to be available at market prices less than their intrinsic value. The Fund invests primarily in equity securities, mainly common stocks, with a current focus on mid- and large-cap companies. To a lesser extent, the Fund also invests in merger arbitrage securities and the debt and equity of distressed companies. The Geographic Composition bar chart on page 4 lists the leading countries where the Fund invests.

Performance Overview

The Fund’s Class Z shares posted a +14.78% cumulative total return for the 12 months ended December 31, 2019. In comparison, the Fund’s benchmark, the MSCI All Country World Index (ACWI) ex USA Index-NR (Local Currency), which is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed and emerging markets, posted a +20.75% total return.1 Also for comparison, the Fund’s secondary benchmark, the MSCI ACWI ex USA Index-NR (USD) posted a +21.51% total return.1 You can find more of the Fund’s performance data in the Performance Summary beginning on page 8.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Economic and Market Overview

Global developed and emerging market stocks, as measured by the MSCI All Country World Index (USD), posted a +27.30% total return during the 12 months ended December 31, 2019.1 Although global economic growth slowed from 2018, interest-rate cuts from many central banks and the easing of trade tensions near period-end contributed to the generally positive environment for equities worldwide. Reflecting investor optimism and slowing but resilient economic growth, stocks advanced in every major region of the globe.

In the U.S., solid economic growth also supported equities, as healthy consumer spending and a strong labor market kept the economy afloat. The unemployment rate fell during the year, reaching 3.5% in September, November and December 2019, the lowest recorded unemployment rate in 50 years.2 Wages also grew, albeit at a moderate pace, and inflation remained persistently low. In addition, deficit spending by the U.S. government boosted current growth at the expense of long-term debt. Despite the strength in the consumer sector, some parts of the economy struggled, particularly heavy industry. Annual industrial production contracted late in the reporting period, manufacturing output stalled and capital spending declined.

The U.S. Federal Reserve (Fed) provided a substantial boost to equity markets early in the reporting period as it shifted to a more accommodative monetary policy. In January 2019, the Fed signaled the end of its tightening cycle and cut the federal funds rate three times thereafter, lowering it to a range of 1.50%–1.75%. Stocks responded positively to the interest-rate cuts and gained further in December 2019 after the Fed indicated it would likely leave interest rates unchanged in 2020.

1. Source: Morningstar.

The index is unmanaged and includes reinvestment of any income or distributions. It does not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Net Returns (NR) include income net of tax withholding when dividends are paid.

2. Source: U.S. Bureau of Labor Statistics.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 17.

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Growth slowed overall in the eurozone, particularly in Germany and Italy. Germany, which is heavily reliant on exports, was adversely affected by the trade conflict between the U.S. and China and the resulting slowdown in global trade. In Italy, political uncertainty and budget concerns caused the country’s annual gross domestic product (GDP) growth to stall in 2019’s first quarter before modestly improving in the second and third quarters. Despite sluggish economic conditions, European developed market equities, as measured by the MSCI Europe Index-NR (Local Currency), posted a +23.75% total return for the 12-month period, as easing trade tensions buoyed investor optimism and an electoral victory by the Conservative Party in the U.K. alleviated uncertainty surrounding Brexit.1 Although the European Central Bank left its headline refinancing rate unchanged, it lowered the deposit rate and restarted its bond-buying stimulus program, further supporting stocks.

Economic growth in Asia was relatively solid overall, despite slowdowns in several large emerging market countries, such as China and India. Japan’s economy grew amid the Bank of Japan’s sizable stimulus program. The trade war between the U.S. and China provided the backdrop for Asian stocks, which rose and fell in sync with investor sentiment regarding a trade deal. A phase one trade agreement between the two countries reached in December 2019 propelled Asian developed and emerging market stocks, which ultimately ended with a +19.23% total return over the 12-month period, as measured by the MSCI All Country Asia Index (USD).3

Emerging market stocks overall experienced several sharp selloffs and subsequent rebounds throughout the reporting period before ending with gains. In aggregate, economic growth slowed somewhat from 2018 but remained solid, although there was some variation among individual countries. Many central banks in emerging markets cut interest rates throughout the reporting period, which, along with resilient GDP growth, provided a supportive environment for equities. Russian stocks posted the highest returns among emerging markets as the threat of further sanctions receded and a solid fiscal environment reassured investors. Overall, global emerging markets, as measured by the MSCI Emerging Markets Index (USD), posted a +18.90% total return for the 12-month period.1

Investment Strategy

At Franklin Mutual Series, we are committed to our distinctive value approach to investing, which we believe can generate

Geographic Composition*

Based on Total Net Assets as of 12/31/19

*Figures are stated as a percentage of total and may not equal 100% or may be negative due to rounding, use of any derivatives, unsettled trades or other factors.

above-average risk-adjusted returns over time for our shareholders. Our major investment strategy is investing in undervalued stocks in Asia and Europe. We have the ability to invest in emerging markets, although this is unlikely to be a significant focus of our strategy. When selecting undervalued equities, we are attracted to what we believe are fundamentally strong companies with healthy balance sheets, high-quality assets, substantial free cash flow and shareholder-oriented management teams and whose stocks are trading at discounts to our assessment of the

3. Source: MSCI.

See www.franklintempletondatasources.com for additional data provider information.

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companies’ intrinsic or business value. We also look for asset-rich companies whose shares may be trading at depressed levels due to concerns over short-term earnings disappointments, litigation, management strategy or other perceived negatives. This strict value approach is not only intended to improve the likelihood of capital appreciation, but also reduces the risk of substantial declines, in our opinion. While the vast majority of our undervalued equity investments are made in publicly traded companies internationally, we may invest occasionally in privately held companies as well.

To a significantly lesser extent, we complement this more traditional investment strategy with two others. One is distressed investing, a highly specialized field that has proven quite profitable during certain periods over the years. Distressed investing is complex and can take many forms. The most common distressed investment the Fund undertakes is the purchase of financially troubled or bankrupt companies’ debt at a substantial discount to face value. After the financially distressed company is reorganized, the old debt is typically replaced with new securities issued by the financially stronger company.

The other piece of our investment strategy is participating in arbitrage situations, another highly specialized field. When companies announce proposed mergers or takeovers, commonly referred to as deals, the target company may trade at a discount to the bid it ultimately accepts. One form of arbitrage involves purchasing the target company’s stock when it is trading below the value we believe it would receive in a deal. In keeping with our commitment to a relatively conservative investment approach, we typically focus our arbitrage efforts on announced deals, and avoid rumored deals or other situations we consider relatively risky. In addition, it is our practice to hedge the Fund’s currency exposure when we deem it advantageous for our shareholders.

What is meant by “hedge”?

To hedge an investment is to take a position intended to offset potential losses that may be incurred by a companion financial instrument. Hedging an investment may also offset potential gains.

Manager’s Discussion

The end of a decade is a natural time for reflection about the years that have just passed and to look ahead to what the next 10 might have in store. Across Wall Street, we see many prognostications, and while we are not in the forecasting business, we do allow ourselves to think about

Top 10 Sectors/Industries

Based on Equity Securities as of 12/31/19

% of Total Net Assets

Insurance	16.5%

Oil, Gas & Consumable Fuels	16.1%

Banks	11.3%

Pharmaceuticals	6.2%

Hotels, Restaurants & Leisure	3.7%

Capital Markets	3.7%

Technology Hardware, Storage & Peripherals	3.6%

Tobacco	3.4%

Semiconductors & Semiconductor Equipment	3.2%

Chemicals	2.6%

investment opportunities over such an extended time period. But experience has taught us that while trying to predict the exact course of markets and/or economic and political events that will drive them may be fun, it is not all that useful.

As 2010 began, the global economy was still recovering from the Global Financial Crisis. The U.S. government owned significant portions of the banking and automotive sectors. The Fed had already started quantitative easing (QE), with QE 2 and QE 3 still to come. In Europe, concerns about Greece’s finances were emerging, and in China the effects of 2009’s massive stimulus programs were starting to take hold.

Over the subsequent years we saw ongoing, global QE, culminating in trillions of dollars of debt yielding negative interest rates. The European Union (EU) was in continuous upheaval, with Greece threatening to leave, but eventually staying in the eurozone; the U.K. pursuing and achieving Brexit; and ongoing strain between core members Germany, France, Italy and Spain. In the U.S., average annual economic growth was restrained and finished the decade below 2%, trailing the minimum 3% expectation of prior decades. Strong corporate profits and lower corporate tax rates were bright spots.

Equity markets delivered a very good decade—one of the best in history—with the MSCI ACWI ex-USA Index-NR (Local Currency) posting an average annual total return of +6.89%.1 During the decade, Franklin Mutual International Fund, Class Z posted an average annual total return of +4.59%, a solid absolute return that nonetheless lagged its benchmark above. The Fund’s value strategy, which seeks to identify mispriced securities and limit downside risk, was out of favor in an environment that generally encouraged investors to assume more risk. However, the Fund launched

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on May 1, 2009, and through the end of 2009, its Class Z shares posted a cumulative total return of +28.27%, compared with +27.41% for the MSCI ACWI ex-USA Index-NR (Local Currency).1

In our view, going forward we expect more political and monetary uncertainty and economic growth in unexpected places. Corporate profits will have good years and bad years. Some industries will be massively disrupted, while others will find a way to adjust and prosper, even within the context of artificial intelligence and machine learning. Recent events, such as the coronavirus outbreak, have caused, and may continue to cause, uncertainty and volatility in the Chinese economy, potentially leading to vulnerability in 2020 global growth expectations. As for investment positioning, we intend to avoid forecasts that would lead us to make the Fund’s success dependent on a specific set of outcomes. Rather, we will seek to continue with our time-tested value process and complement it with new tools that enhance our security evaluation and selection process. To that end, we have integrated risk and quantitative portfolio analysis tools that provide us with fresh insights about performance, and help us identify companies and securities that we believe satisfy our investors’ goals of risk-adjusted returns that are not wholly dependent on any one economic or political scenario.

Fund Performance

Turning to Fund performance, top positive contributors included Samsung Electronics, Renesas Electronics and Novartis. These companies are listed among the Fund’s largest positions in the Top 10 Equity Holdings table on this page.

The stock price of electronics and computer peripherals manufacturer Samsung Electronics rose based on improved investor sentiment that the market for semiconductor chips was approaching a bottom, and that prices may begin rising in 2020. A glut in the market for dynamic random access memory (DRAM) chips has weighed on the company, the world’s largest manufacturer of DRAMs.

Similarly, shares of Japanese semiconductor company Renesas Electronics rallied as the broader semiconductor industry bounced back, beginning in mid-summer 2019. The stock had been under pressure due to weakness in the company’s end-markets, such as automobiles.

The market responded positively to Novartis’ announcement of the official process and dates for its tax-free spinoff of Alcon, its eye care device and consumer products business. In addition, the Switzerland-based drug maker made good

Top 10 Equity Holdings

12/31/19

Company Sector/Industry, Country	% of Total Net Assets

Samsung Electronics Co. Ltd. Technology Hardware, Storage & Peripherals, South Korea	3.6%

British American Tobacco PLC Tobacco, U.K.	3.4%

NN Group NV Insurance, Netherlands	3.3%

GlaxoSmithKline PLC Pharmaceuticals, U.K.	3.3%

RSA Insurance Group PLC Insurance, U.K.	3.2%

JXTG Holdings Inc. Oil, Gas & Consumable Fuels, Japan	3.2%

Renesas Electronics Corp. Semiconductors & Semiconductor Equipment, Japan	3.2%

BP PLC Oil, Gas & Consumable Fuels, U.K.	3.1%

ING Groep NV Banks, Netherlands	3.0%

Novartis AG Pharmaceuticals, Switzerland	3.0%

progress on its pipeline and delivered solid operational results. The company’s share price pulled back later in the period due to concerns about pharmaceutical drug pricing and fallout from a subsidiary’s data manipulation regarding gene therapy Zolgensma. Zolgensma remains on the market, although the U.S. Food and Drug Administration was critical of the delay in informing them of the issue. We believe Novartis’ innovative product pipeline remains underappreciated and that the company’s management has room to further improve operating margins.

During the period under review, Fund investments that detracted from performance included Indiabulls Housing Finance (not held at period-end), Yes Bank (not held at period-end) and Baidu.

Shares of Indiabulls Housing Finance, an India-based consumer finance company, declined beginning in June following an unsubstantiated allegation of fraudulent loans, which the company vigorously disputed. After declining dramatically, the company’s stock price recovered modestly in late 2019 after India’s Ministry of Corporate Affairs filed an affidavit in the Delhi High Court stating that the five loans which were the subject of the false claim were repaid or are standard accounts.

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Shares of India-based Yes Bank slid after rating agencies downgraded the bonds of two financial services companies that the bank had exposure to. Additional price deterioration was attributable to an equity issuance that was very dilutive, and we liquidated our position ahead of this event. Yes Bank also posted a significant decline in profits, due to a material rise in provisions for loan losses. The company’s new chief executive officer has initiated a strategic initiative to focus more on retail and digital banking in an effort to turn the bank around after recent weakness.

Shares of China-based internet search firm Baidu slid after the company posted a 2019 first-quarter loss, attributable to a weaker Chinese economy and increased governmental regulation that hindered advertising sales growth. Earnings improved in subsequent quarters, but the overhang from the U.S.-China trade dispute hampered the stock price. Management continues to invest heavily in its video-streaming platform and other initiatives, such as artificial intelligence. We believe these investments may help Baidu further diversify its business into new growth markets.

During the period, the Fund held currency forwards and futures seeking to hedge most of the currency risk of the portfolio’s non-U.S. dollar investments. The hedges had a modestly positive overall impact on the Fund’s performance.

What is a currency forward?

A currency forward is a direct agreement between the Fund and a counterparty to buy or sell a foreign currency in exchange for another currency at a specific exchange rate on a future date.

What is a future?

A future is an agreement between the Fund and a counterparty made through a U.S. or foreign futures exchange to buy or sell an underlying instrument or asset at a specific price on a future date.

As fellow shareholders, we found recent relative performance disappointing, but it is not uncommon for our strategy to lag the equity markets at times. We remain committed to our disciplined, value investment approach as we seek to generate attractive, long-term, risk-adjusted returns for shareholders.

Thank you for your participation in Franklin Mutual International Fund. It has been our privilege to serve your investment needs.

Andrew Sleeman, CFA Co-Portfolio Manager

Timothy Rankin, CFA Co-Portfolio Manager

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2019, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

CFA® is a trademark owned by CFA Institute.

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FRANKLIN MUTUAL INTERNATIONAL FUND

Performance Summary as of December 31, 2019

The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 12/31/191

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 5.50% and the minimum is 0%. Class A: 5.50% maximum initial sales charge. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return[2]	Average Annual Total Return[3]

Z

1-Year	+14.78%	+14.78%

5-Year	+11.68%	+2.23%

10-Year	+56.68%	+4.59%

A4

1-Year	+14.49%	+8.22%

5-Year	+10.20%	+0.81%

10-Year	+52.34%	+3.71%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 10 for Performance Summary footnotes.

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PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment1

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

Class Z (5/1/09–12/31/19)

Class A (5/1/09–12/31/19)

See page 10 for Performance Summary footnotes.

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PERFORMANCE SUMMARY

Distributions (1/1/19–12/31/19)

Share Class	Net Investment Income	Long-Term Capital Gain	Total

Z	$0.4345	$0.0346	$0.4691

A	$0.3997	$0.0346	$0.4343

C	$0.2770	$0.0346	$0.3116

R	$0.3561	$0.0346	$0.3907

R6	$0.4577	$0.0346	$0.4923

Total Annual Operating Expenses[6]
Share Class	With Fee Waiver	Without Fee Waiver

Z	0.97%	1.21%

A	1.22%	1.46%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Value securities may not increase in price as anticipated or may decline further in value. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments; investments in emerging markets involve heightened risks related to the same factors. Because the Fund may invest its assets in companies in a specific region, including Europe, it is subject to greater risks of adverse developments in that region and/or the surrounding regions than a fund that is more broadly diversified geographically. Current political and financial uncertainty surrounding the European Union may increase market volatility and the economic risk of investing in companies in Europe. Smaller and midsize company stocks have exhibited greater price volatility than larger-company stocks, particularly over the short term. The Fund’s investments in companies engaged in mergers, reorganizations or liquidations also involve special risks as pending deals may not be completed on time or on favorable terms. The Fund may invest in lower-rated bonds, which entail higher credit risk. The Fund’s prospectus also includes a description of the main investment risks.

1. The Fund has an expense reduction contractually guaranteed through 4/30/20. Fund investment results reflect the expense reduction; without this reduction, the results would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

4. Prior to 9/10/18, these shares were offered at a higher initial sales charge of 5.75%, thus actual returns (with sales charges) would have differed. Average annual total returns (with sales charges) have been restated to reflect the current maximum initial sales charge of 5.50%.

5. Source: Morningstar. the MSCI ACWI ex USA Index-NR (Local Currency and USD) is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed and emerging markets. The NR or Net Dividends Index reflects the deduction of withholding taxes on reinvested dividends.

6. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

See www.franklintempletondatasources.com for additional data provider information.

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Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)
Share Class	Beginning Account Value 7/1/19	Ending Account Value 12/31/19	Expenses Paid During Period 7/1/19–12/31/191, [2]	Ending Account Value 12/31/19	Expenses Paid During Period 7/1/19–12/31/191, [2]	Net Annualized Expense Ratio[2]

Z	$1,000	$1,069.40	$ 5.06	$1,020.32	$4.94	0.97%
A	$1,000	$1,068.00	$ 6.36	$1,019.06	$6.21	1.22%
C	$1,000	$1,063.30	$10.19	$1,015.32	$9.96	1.96%
R	$1,000	$1,066.00	$ 7.65	$1,017.80	$7.48	1.47%
R6	$1,000	$1,069.60	$ 4.23	$1,021.12	$4.13	0.81%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 184/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements.

franklintempleton.com	Annual Report	11

FRANKLIN MUTUAL SERIES FUNDS

Financial Highlights

Franklin Mutual International Fund

		Year Ended December 31,
	2019	2018	2017	2016	2015

Class Z

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$12.82	$15.96	$14.32	$14.17	$14.59

Income from investment operations[a]:

Net investment income[b]	0.37	0.31	0.21	0.27 [c]	0.18 [d]

Net realized and unrealized gains (losses)	1.51	(3.11)	1.78	0.20	(0.17)

Total from investment operations	1.88	(2.80)	1.99	0.47	0.01

Less distributions from:

Net investment income	(0.43)	(0.25)	(0.35)	(0.27)	(0.16)

Net realized gains	(0.03)	(0.09)	—	(0.05)	(0.27)

Total distributions	(0.46)	(0.34)	(0.35)	(0.32)	(0.43)

Net asset value, end of year	$14.24	$12.82	$15.96	$14.32	$14.17

Total return	14.78%	(17.52)%	13.99%	3.34%	0.15%

Ratios to average net assets

Expenses before waiver and payments by affiliates	1.31%	1.21%	1.17%	1.22%	1.24%

Expenses net of waiver and payments by affiliates[e]	0.97%	0.99%	1.16%	1.17%	1.15%

Net investment income	2.70%	2.00%	1.41%	2.07% [c]	1.26% [d]

Supplemental data

Net assets, end of year (000’s)	$37,986	$52,271	$86,274	$40,875	$49,963

Portfolio turnover rate	10.66%	28.75%	38.77%	24.87%	28.64%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.06 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.63%.

dNet investment income per share includes approximately $0.08 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.71%.

eBenefit of expense reduction rounds to less than 0.01%.

12	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN MUTUAL SERIES FUNDS

FINANCIAL HIGHLIGHTS

Franklin Mutual International Fund (continued)

		Year Ended December 31,
	2019	2018	2017	2016	2015

Class A

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$12.77	$15.90	$14.25	$14.10	$14.54

Income from investment operations[a]:

Net investment income[b]	0.33	0.27	0.18	0.24 [c]	0.15 [d]

Net realized and unrealized gains (losses)	1.51	(3.10)	1.78	0.19	(0.19)

Total from investment operations	1.84	(2.83)	1.96	0.43	(0.04)

Less distributions from:

Net investment income	(0.40)	(0.21)	(0.31)	(0.23)	(0.13)

Net realized gains	(0.03)	(0.09)	—	(0.05)	(0.27)

Total distributions	(0.43)	(0.30)	(0.31)	(0.28)	(0.40)

Net asset value, end of year	$14.18	$12.77	$15.90	$14.25	$14.10

Total return[e]	14.49%	(17.73)%	13.67%	3.14%	(0.20)%

Ratios to average net assets

Expenses before waiver and payments by affiliates	1.56%	1.46%	1.42%	1.47%	1.52%

Expenses net of waiver and payments by affiliates[f]	1.22%	1.24%	1.41%	1.42%	1.43%

Net investment income	2.45%	1.75%	1.16%	1.82% [c]	0.98% [d]

Supplemental data

Net assets, end of year (000’s)	$44,178	$53,082	$82,965	$82,626	$110,591

Portfolio turnover rate	10.66%	28.75%	38.77%	24.87%	28.64%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.06 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.38%.

dNet investment income per share includes approximately $0.08 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.43%.

eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

fBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	13

FRANKLIN MUTUAL SERIES FUNDS

FINANCIAL HIGHLIGHTS

Franklin Mutual International Fund (continued)

		Year Ended December 31,

	2019	2018	2017	2016	2015

Class C

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$12.68	$15.69	$14.08	$13.92	$14.38

Income from investment operations[a]:

Net investment income[b]	0.22	0.16	0.08	0.15 [c]	0.04[d]

Net realized and unrealized gains (losses)	1.51	(3.04)	1.72	0.18	(0.18)

Total from investment operations	1.73	(2.88)	1.80	0.33	(0.14)

Less distributions from:

Net investment income	(0.28)	(0.04)	(0.19)	(0.12)	(0.05)

Net realized gains	(0.03)	(0.09)	—	(0.05)	(0.27)

Total distributions	(0.31)	(0.13)	(0.19)	(0.17)	(0.32)

Net asset value, end of year	$14.10	$12.68	$15.69	$14.08	$13.92

Total return[e]	13.62%	(18.39)%	12.79%	2.44%	(0.93)%

Ratios to average net assets

Expenses before waiver and payments by affiliates	2.30%	2.21%	2.17%	2.22%	2.24%

Expenses net of waiver and payments by affiliates[f]	1.96%	1.99%	2.16%	2.17%	2.15%

Net investment income	1.71%	1.00%	0.41%	1.07% [c]	0.26%[d]

Supplemental data

Net assets, end of year (000’s)	$11,074	$13,685	$29,109	$25,860	$34,611

Portfolio turnover rate	10.66%	28.75%	38.77%	24.87%	28.64%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.06 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.63%.

dNet investment income per share includes approximately $0.08 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been (0.29)%.

eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

fBenefit of expense reduction rounds to less than 0.01%.

14	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN MUTUAL SERIES FUNDS

FINANCIAL HIGHLIGHTS

Franklin Mutual International Fund (continued)

		Year Ended December 31,

	2019	2018	2017	2016	2015

Class R

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$12.69	$15.80	$14.19	$14.05	$14.51

Income from investment operations[a]:

Net investment income[b]	0.30	0.23	0.10	0.20 [c]	0.04[d]

Net realized and unrealized gains (losses)	1.49	(3.07)	1.80	0.20	(0.10)

Total from investment operations	1.79	(2.84)	1.90	0.40	(0.06)

Less distributions from:

Net investment income	(0.36)	(0.18)	(0.29)	(0.21)	(0.13)

Net realized gains	(0.03)	(0.09)	—	(0.05)	(0.27)

Total distributions	(0.39)	(0.27)	(0.29)	(0.26)	(0.40)

Net asset value, end of year	$14.09	$12.69	$15.80	$14.19	$14.05

Total return	14.16%	(17.96)%	13.43%	2.90%	(0.38)%

Ratios to average net assets

Expenses before waiver and payments by affiliates	1.81%	1.71%	1.64%	1.72%	1.74%

Expenses net of waiver and payments by affiliates[e]	1.47%	1.49%	1.63%	1.67%	1.65%

Net investment income	2.20%	1.50%	0.94%	1.57% [c]	0.76%[d]

Supplemental data

Net assets, end of year (000’s)	$1,452	$1,673	$1,867	$694	$662

Portfolio turnover rate	10.66%	28.75%	38.77%	24.87%	28.64%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.06 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.13%.

dNet investment income per share includes approximately $0.08 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.21%.

eBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	15

FRANKLIN MUTUAL SERIES FUNDS

FINANCIAL HIGHLIGHTS

Franklin Mutual International Fund (continued)

		Year Ended December 31,

	2019	2018	2017	2016	2015

Class R6

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$12.82	$15.97	$14.32	$14.17	$14.59

Income from investment operations[a]:

Net investment income[b]	0.45	0.33	0.24	0.33 [c]	0.22[d]

Net realized and unrealized gains (losses)	1.45	(3.11)	1.78	0.17	(0.20)

Total from investment operations	1.90	(2.78)	2.02	0.50	0.02

Less distributions from:

Net investment income	(0.46)	(0.28)	(0.37)	(0.30)	(0.17)

Net realized gains	(0.03)	(0.09)	—	(0.05)	(0.27)

Total distributions	(0.49)	(0.37)	(0.37)	(0.35)	(0.44)

Net asset value, end of year	$14.23	$12.82	$15.97	$14.32	$14.17

Total return	14.89%	(17.40)%	14.11%	3.58%	0.23%

Ratios to average net assets

Expenses before waiver and payments by affiliates	1.22%	1.11%	1.03%	1.06%	1.06%

Expenses net of waiver and payments by affiliates[e]	0.81%	0.85%	1.01%	1.00%	1.02%

Net investment income	2.86%	2.14%	1.56%	2.24% [c]	1.39%[d]

Supplemental data

Net assets, end of year (000’s)	$5,314	$20,128	$25,697	$16,687	$23,793

Portfolio turnover rate	10.66%	28.75%	38.77%	24.87%	28.64%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.06 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.80%.

dNet investment income per share includes approximately $0.08 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.84%.

eBenefit of expense reduction rounds to less than 0.01%.

16	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN MUTUAL SERIES FUNDS

Statement of Investments, December 31, 2019

Franklin Mutual International Fund

	Country	Shares	Value

Common Stocks 91.2%

Aerospace & Defense 1.7%

BAE Systems PLC	United Kingdom	229,000	$1,713,033

Auto Components 1.6%

Cie Generale des Etablissements Michelin SCA	France	12,904	1,578,807

Banks 11.3%

AIB Group PLC	Ireland	516,975	1,800,740

[a] Credito Valtellinese SpA	Italy	25,464,429	2,033,264

ING Groep NV	Netherlands	252,834	3,030,483

Shinsei Bank Ltd.	Japan	162,827	2,509,641

Standard Chartered PLC	United Kingdom	198,100	1,869,149

			11,243,277

Capital Markets 3.7%

Credit Suisse Group AG	Switzerland	129,527	1,754,200

Deutsche Bank AG	Germany	254,188	1,971,754

			3,725,954

Chemicals 2.6%

BASF SE	Germany	34,111	2,576,392

Construction Materials 1.9%

LafargeHolcim Ltd., B	Switzerland	34,929	1,938,394

Consumer Finance 0.8%

Sun Hung Kai & Co. Ltd.	Hong Kong	1,735,748	826,409

Diversified Financial Services 2.3%

Metro Pacific Investments Corp.	Philippines	33,698,700	2,313,960

Diversified Telecommunication Services 1.6%

Koninklijke KPN NV	Netherlands	555,623	1,639,385

Hotels, Restaurants & Leisure 3.7%

Accor SA	France	44,182	2,068,625

Sands China Ltd.	Macau	312,200	1,668,715

			3,737,340

Household Durables 2.0%

Cairn Homes PLC	Ireland	1,397,177	1,980,516

Insurance 16.5%

ASR Nederland NV	Netherlands	51,344	1,920,860

China Pacific Insurance Group Co. Ltd., H	China	608,045	2,395,567

Direct Line Insurance Group PLC	United Kingdom	668,514	2,766,917

NN Group NV	Netherlands	86,936	3,297,260

RSA Insurance Group PLC	United Kingdom	425,931	3,190,687

T&D Holdings Inc.	Japan	225,033	2,888,622

			16,459,913

Interactive Media & Services 2.0%

[a] Baidu Inc., ADR	China	16,131	2,038,958

franklintempleton.com	Annual Report	17

FRANKLIN MUTUAL SERIES FUNDS

STATEMENT OF INVESTMENTS

Franklin Mutual International Fund (continued)

	Country	Shares	Value

Common Stocks (continued)

Oil, Gas & Consumable Fuels 16.1%

BP PLC	United Kingdom	495,900	$3,097,444

Caltex Australia Ltd.	Australia	30,065	716,179

Canadian Natural Resources Ltd.	Canada	84,900	2,745,880

Crescent Point Energy Corp.	Canada	585,600	2,610,984

JXTG Holdings Inc.	Japan	693,300	3,176,389

Royal Dutch Shell PLC, B	United Kingdom	79,534	2,359,063

Saras SpA	Italy	877,091	1,410,502

			16,116,441

Pharmaceuticals 6.2%

GlaxoSmithKline PLC	United Kingdom	138,343	3,259,633

Novartis AG	Switzerland	31,288	2,971,495

			6,231,128

Real Estate Management & Development 1.3%

Kenedix Inc.	Japan	243,134	1,273,000

Semiconductors & Semiconductor Equipment 3.2%

[a] Renesas Electronics Corp.	Japan	459,862	3,173,651

Specialty Retail 1.7%

Dufry AG	Switzerland	17,401	1,726,703

Technology Hardware, Storage & Peripherals 3.6%

Samsung Electronics Co. Ltd.	South Korea	74,519	3,597,056

Tobacco 3.4%

British American Tobacco PLC	United Kingdom	78,471	3,358,527

Trading Companies & Distributors 1.4%

Rexel SA	France	101,939	1,354,114

Wireless Telecommunication Services 2.6%

Vodafone Group PLC	United Kingdom	1,324,860	2,575,214

Total Common Stocks (Cost $97,237,877)			91,178,172

Preferred Stocks (Cost $1,084,080) 1.6%

Automobiles 1.6%

[b] Volkswagen AG, 2.758%, pfd.	Germany	8,416	1,663,375

Total Investments before Short Term Investments (Cost $98,321,957)			92,841,547

18	Annual Report	franklintempleton.com

FRANKLIN MUTUAL SERIES FUNDS

STATEMENT OF INVESTMENTS

Franklin Mutual International Fund (continued)

	Country	Principal Amount	Value

Short Term Investments 6.5%

U.S. Government and Agency Securities 6.5%

[c] FHLB, 1/02/20	United States	$5,600,000	$5,600,000

[c] U.S. Treasury Bill, 1/02/20 - 1/23/20	United States	900,000	899,573

Total U.S. Government and Agency Securities (Cost $6,499,099)			6,499,573

Total Investments (Cost $104,821,056) 99.3%			99,341,120

Other Assets, less Liabilities 0.7%			663,526

Net Assets 100.0%			$100,004,646

aNon-income producing.

bVariable rate security. The rate shown represents the yield at period end.

cThe security was issued on a discount basis with no stated coupon rate.

At December 31, 2019, the Fund had the following futures contracts outstanding. See Note 1(c).

Futures Contracts

Description	Type	Number of Contracts	Notional Amount*	Expiration Date	Value/ Unrealized Appreciation (Depreciation)

Currency Contracts
EUR/USD	Short	118	$16,640,950	3/16/20	$(160,042)
GBP/USD	Short	66	5,482,950	3/16/20	(38,019)

Total Futures Contracts					$(198,061)

*As of period end.

franklintempleton.com	Annual Report	19

FRANKLIN MUTUAL SERIES FUNDS

STATEMENT OF INVESTMENTS

Franklin Mutual International Fund (continued)

At December 31, 2019, the Fund had the following forward exchange contracts outstanding. See Note 1(c).

Forward Exchange Contracts

Currency	Counterparty[a]	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Exchange Contracts

Swiss Franc	UBSW	Sell	1,678,781	$1,708,648	1/13/20	$—	$(27,900)

Euro	BOFA	Buy	594,410	657,404	1/15/20	9,841	—

Euro	BOFA	Buy	702,856	794,907	1/15/20	—	(5,930)

Euro	HSBK	Buy	1,199,036	1,353,687	1/15/20	—	(7,733)

Euro	HSBK	Buy	1,353,471	1,504,874	1/15/20	14,436	—

Euro	SSBT	Buy	159,177	178,778	1/15/20	—	(97)

Euro	SSBT	Buy	1,550,000	1,722,864	1/15/20	17,057	—

Euro	SSBT	Sell	7,929,191	9,056,405	1/15/20	155,654	—

Euro	UBSW	Sell	8,185,413	9,349,322	1/15/20	160,954	—

Australian Dollar	UBSW	Sell	1,015,897	701,395	1/16/20	—	(11,704)

British Pound	BOFA	Buy	91,879	121,694	1/16/20	52	—

British Pound	HSBK	Buy	146,913	196,638	1/16/20	—	(1,966)

British Pound	HSBK	Sell	12,856,251	16,876,642	1/16/20	—	(158,915)

Japanese Yen	HSBK	Buy	11,877,336	109,377	1/16/20	14	—

Japanese Yen	SSBT	Buy	12,349,401	113,002	1/16/20	737	—

Japanese Yen	SSBT	Sell	1,094,420,313	10,057,808	1/16/20	—	(21,894)

Philippine Peso	BONY	Buy	15,838,389	311,902	1/16/20	468	—

Philippine Peso	BONY	Sell	130,413,969	2,563,919	1/16/20	—	(8,147)

South Korean Won	HSBK	Sell	1,595,420,211	1,349,868	1/17/20	—	(30,732)

South Korean Won	UBSW	Buy	512,453,000	430,816	1/17/20	12,636	—

South Korean Won	UBSW	Sell	3,057,755,543	2,581,910	1/17/20	—	(64,126)

Total Forward Exchange Contracts						$371,849	$(339,144)

Net unrealized appreciation (depreciation)						$32,705

aMay be comprised of multiple contracts with the same counterparty, currency and settlement date.

See Note 9 regarding other derivative information.

See Abbreviations on page 35.

20	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN MUTUAL SERIES FUNDS

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

December 31, 2019

Franklin Mutual International Fund

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$104,821,056

Value - Unaffiliated issuers	$ 99,341,120
Cash	31,062
Receivables:
Investment securities sold	156,488
Capital shares sold	38,745
Dividends	424,598
European Union tax reclaims	47,531
Affiliates	2,577
Deposits with brokers for:
Futures contracts	375,840
Unrealized appreciation on OTC forward exchange contracts	371,849
Other assets	19

Total assets	100,789,829

Liabilities:
Payables:
Capital shares redeemed	189,561
Management fees	36,051
Distribution fees	19,391
Trustees’ fees and expenses	3,627
Variation margin on futures contracts	99,076
Unrealized depreciation on OTC forward exchange contracts	339,144
Accrued expenses and other liabilities	98,333

Total liabilities	785,183

Net assets, at value	$100,004,646

Net assets consist of:
Paid-in capital	$114,685,487
Total distributable earnings (losses)	(14,680,841)

Net assets, at value	$100,004,646

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	21

FRANKLIN MUTUAL SERIES FUNDS

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (continued)

December 31, 2019

Franklin Mutual International Fund

Class Z:

Net assets, at value	$37,986,457

Shares outstanding	2,667,971

Net asset value and maximum offering price per share	$14.24

Class A:

Net assets, at value	$44,178,026

Shares outstanding	3,115,136

Net asset value per share[a]	$14.18

Maximum offering price per share (net asset value per share ÷ 94.50%)	$15.01

Class C:

Net assets, at value	$11,074,186

Shares outstanding	785,669

Net asset value and maximum offering price per share[a]	$14.10

Class R:

Net assets, at value	$ 1,452,392

Shares outstanding	103,059

Net asset value and maximum offering price per share	$14.09

Class R6:

Net assets, at value	$ 5,313,585

Shares outstanding	373,334

Net asset value and maximum offering price per share	$14.23

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

22	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN MUTUAL SERIES FUNDS

FINANCIAL STATEMENTS

Statement of Operations

for the year ended December 31, 2019

Franklin Mutual International Fund

Investment income:
Dividends: (net of foreign taxes)*
Unaffiliated issuers	$4,527,752
Interest:
Unaffiliated issuers	166,386

Total investment income	4,694,138

Expenses:
Management fees (Note 3a)	1,119,858
Distribution fees: (Note 3c)
Class A	121,988
Class C	124,319
Class R	8,240
Transfer agent fees: (Note 3e)
Class Z	102,497
Class A	99,817
Class C	25,583
Class R	3,372
Class R6	16,506
Custodian fees (Note 4)	25,180
Reports to shareholders	35,516
Registration and filing fees	83,776
Professional fees	100,446
Trustees’ fees and expenses	8,385
Other	53,390

Total expenses	1,928,873
Expense reductions (Note 4)	(3,009)
Expenses waived/paid by affiliates (Note 3f)	(453,083)

Net expenses	1,472,781

Net investment income	3,221,357

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	(8,916,433)
Foreign currency transactions	13,698
Forward exchange contracts	1,922,383
Futures contracts	1,001,804

Net realized gain (loss)	(5,978,548)

Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	20,585,867
Translation of other assets and liabilities denominated in foreign currencies	555
Forward exchange contracts	(857,492)
Futures contracts	(212,193)

Net change in unrealized appreciation (depreciation)	19,516,737

Net realized and unrealized gain (loss)	13,538,189

Net increase (decrease) in net assets resulting from operations	$16,759,546

*Foreign taxes withheld on dividends	$355,011

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	23

FRANKLIN MUTUAL SERIES FUNDS

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

Franklin Mutual International Fund

	Year Ended December 31,

	2019	2018

Increase (decrease) in net assets:
Operations:
Net investment income	$3,221,357	$3,528,615
Net realized gain (loss)	(5,978,548)	9,920,269
Net change in unrealized appreciation (depreciation)	19,516,737	(46,528,018)

Net increase (decrease) in net assets resulting from operations	16,759,546	(33,079,134)

Distributions to shareholders:
Class Z	(1,312,058)	(1,369,385)
Class A	(1,347,125)	(1,270,437)
Class C	(245,479)	(150,699)
Class R	(39,723)	(35,634)
Class R6	(180,611)	(566,278)

Total distributions to shareholders	(3,124,996)	(3,392,433)

Capital share transactions: (Note 2)
Class Z	(19,496,686)	(20,389,727)
Class A	(14,221,831)	(16,207,014)
Class C	(3,971,113)	(11,485,192)
Class R	(386,368)	206,051
Class R6	(16,392,849)	(724,964)

Total capital share transactions	(54,468,847)	(48,600,846)

Net increase (decrease) in net assets	(40,834,297)	(85,072,413)
Net assets:
Beginning of year	140,838,943	225,911,356

End of year	$100,004,646	$140,838,943

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FRANKLIN MUTUAL SERIES FUNDS

Notes to Financial Statements

Franklin Mutual International Fund

1.  Organization and Significant Accounting Policies

Franklin Mutual Series Funds (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of seven separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Franklin Mutual International Fund (Fund) is included in this report. The Fund offers five classes of shares: Class Z, Class A, Class C, Class R and Class R6. Class C shares automatically convert to Class A shares after they have been held for 10 years. Each class of shares may differ by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees due to differing arrangements for distribution and transfer agent fees.

The following summarizes the Fund’s significant accounting policies.

a.  Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share each business day as of 4 p.m. Eastern time or the regularly scheduled close of the New York Stock Exchange (NYSE), whichever is earlier. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The Fund may utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities and derivative financial instruments listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of 4 p.m. Eastern time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.

Certain derivative financial instruments trade in the OTC market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every Fund’s business day. Occasionally,

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FRANKLIN MUTUAL SERIES FUNDS

NOTES TO FINANCIAL STATEMENTS

Franklin Mutual International Fund (continued)

1.  Organization and Significant Accounting Policies (continued)

a.  Financial Instrument Valuation (continued)

events occur between the time at which trading in a foreign security is completed and 4 p.m. Eastern time that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at 4 p.m. Eastern time. In order to minimize the potential for these differences, the VC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the Fund’s NAV is not calculated, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b.  Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c.  Derivative Financial Instruments

The Fund invested in derivative financial instruments in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown in the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

Derivative counterparty credit risk is managed through a formal evaluation of the creditworthiness of all potential counterparties. The Fund attempts to reduce its exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, or early termination. Termination events applicable to the counterparty include certain deteriorations in the credit

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FRANKLIN MUTUAL SERIES FUNDS

NOTES TO FINANCIAL STATEMENTS

Franklin Mutual International Fund (continued)

quality of the counterparty. Termination events applicable to the Fund include failure of the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA master agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. However, absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement. At December 31, 2019, the Fund had OTC derivatives in a net liability position of $192,575.

Collateral requirements differ by type of derivative. Collateral or initial margin requirements are set by the broker or exchange clearing house for exchange traded and centrally cleared derivatives. Initial margin deposited is held at the exchange and can be in the form of cash and/or securities. For OTC derivatives traded under an ISDA master agreement, posting of collateral is required by either the Fund or the applicable counterparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of the agreement. Generally, collateral is determined at the close of Fund business each day and any additional collateral required due to changes in derivative values may be delivered by the Fund or the counterparty the next business day, or within a few business days. Collateral pledged and/or received by the Fund for OTC derivatives, if any, is held in segregated accounts with the Fund’s custodian/counterparty broker and can be in the form of cash and/or securities. Unrestricted cash may be invested according to the Fund’s investment objectives. To the extent that the amounts due to the Fund from its counterparties are not subject to collateralization or are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance.

At December 31, 2019, the Fund received $486,227 in U.S. Treasury Bills, Bonds and Notes as collateral for derivatives.

The Fund entered into exchange traded futures contracts primarily to manage exposure to certain foreign currencies. A futures contract is an agreement between the Fund and a counterparty to buy or sell an asset at a specified price on a future date. Required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable in the Statement of Assets and Liabilities.

The Fund entered into OTC forward exchange contracts primarily to manage exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

See Note 9 regarding other derivative information.

d.  Securities Lending

The Fund participates in an agency based securities lending program to earn additional income. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the fair value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the fair value of loaned securities, as determined at the close of Fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is deposited into a joint cash account with other funds and is used to invest in a money market fund managed by Franklin Advisers, Inc., an affiliate of the Fund, and/or a joint repurchase agreement. The Fund may receive income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. Income from securities loaned, net of fees paid to the securities lending agent and/or third-party vendor, is reported separately in the Statement of Operations. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. If the borrower defaults on its obligation to return the securities loaned, the Fund has the right to repurchase the securities in the open market using the collateral received. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower. At December 31, 2019, the Fund had no securities on loan.

e.  Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

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FRANKLIN MUTUAL SERIES FUNDS

NOTES TO FINANCIAL STATEMENTS

Franklin Mutual International Fund (continued)

1.  Organization and Significant Accounting Policies (continued)

e.  Income and Deferred Taxes (continued)

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

As a result of several court cases, in certain countries across the European Union, the Fund filed additional tax reclaims for previously withheld taxes on dividends earned in those countries (EU reclaims). These additional filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the European Union, as well as a number of related judicial proceedings. Income recognized, if any, for EU reclaims is reflected as other income in the Statement of Operations and any related receivable, if any, is reflected as European Union tax reclaims in the Statement of Assets and Liabilities. When uncertainty exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these EU reclaims, and the potential timing of payment, no amounts are reflected in the financial statements. For U.S. income tax purposes, EU reclaims received by the Fund, if any, reduce the amounts of foreign taxes Fund shareholders can use as tax credits in their individual income tax returns.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of December 31, 2019, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on the statute of limitations in each jurisdiction in which the Fund invests.

f.  Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income is recorded on the ex-dividend date except for certain dividends from securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust or based on the ratio of number of shareholders of each Fund to the combined number of shareholders of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, excluding class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses.

g.  Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

h.  Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust.

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FRANKLIN MUTUAL SERIES FUNDS

NOTES TO FINANCIAL STATEMENTS

Franklin Mutual International Fund (continued)

Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2.  Shares of Beneficial Interest

At December 31, 2019, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,

	2019		2018

	Shares	Amount	Shares	Amount

Class Z Shares:
Shares sold	594,641	$8,171,934	2,069,714	$29,602,759
Shares issued in reinvestment of distributions	89,276	1,257,074	104,086	1,342,966
Shares redeemed	(2,093,240)	(28,925,694)	(3,501,255)	(51,335,452)

Net increase (decrease)	(1,409,323)	$(19,496,686)	(1,327,455)	$(20,389,727)

Class A Shares:
Shares sold[a]	311,163	$4,237,738	1,021,682	$15,233,084
Shares issued in reinvestment of distributions	95,181	1,335,417	97,868	1,258,830
Shares redeemed	(1,447,114)	(19,794,986)	(2,182,962)	(32,698,928)

Net increase (decrease)	(1,040,770)	$(14,221,831)	(1,063,412)	$(16,207,014)

Class C Shares:
Shares sold	63,396	$859,057	222,976	$3,422,701
Shares issued in reinvestment of distributions	17,649	244,848	11,409	150,533
Shares redeemed[a]	(374,326)	(5,075,018)	(1,010,609)	(15,058,426)

Net increase (decrease)	(293,281)	$(3,971,113)	(776,224)	$(11,485,192)

Class R Shares:
Shares sold	23,758	$321,122	50,432	$776,090
Shares issued in reinvestment of distributions	2,853	39,723	2,782	35,634
Shares redeemed	(55,438)	(747,213)	(39,495)	(605,673)

Net increase (decrease)	(28,827)	$(386,368)	13,719	$206,051

Class R6 Shares:
Shares sold	170,009	$2,342,662	360,960	$5,502,994
Shares issued in reinvestment of distributions	12,811	180,611	44,003	566,278
Shares redeemed	(1,379,626)	(18,916,122)	(443,682)	(6,794,236)

Net increase (decrease)	(1,196,806)	$(16,392,849)	(38,719)	$(724,964)

aMay include a portion of Class C shares that were automatically converted to Class A.

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FRANKLIN MUTUAL SERIES FUNDS

NOTES TO FINANCIAL STATEMENTS

Franklin Mutual International Fund (continued)

3.  Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation

Franklin Mutual Advisers, LLC (Franklin Mutual)	Investment manager

Franklin Templeton Services, LLC (FT Services)	Administrative manager

Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter

Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a.  Management Fees

The Fund pays an investment management fee to Franklin Mutual of 0.875% per year of the average daily net assets of the Fund.

b.  Administrative Fees

Under an agreement with Franklin Mutual, FT Services provides administrative services to the Fund. The fee is paid by Franklin Mutual based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c.  Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class Z and Class R6 shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund’s Class C and R compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate for each class. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.35%
Class C	1.00%
Class R	0.50%

The Board has set the current rate at 0.25% per year for Class A shares until further notice and approval by the Board.

d.  Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the year:

Sales charges retained net of commissions paid to unaffiliated brokers/dealers	$3,307
CDSC retained	$(1,150)

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FRANKLIN MUTUAL SERIES FUNDS

NOTES TO FINANCIAL STATEMENTS

Franklin Mutual International Fund (continued)

e.  Transfer Agent Fees

Each class of shares pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations. The fees are based on an annualized asset based fee of 0.02% plus a transaction based fee. In addition, each class reimburses Investor Services for out of pocket expenses incurred and, except for Class R6, reimburses shareholder servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the year ended December 31, 2019, the Fund paid transfer agent fees of $247,775, of which $136,007 was retained by Investor Services.

f.  Waiver and Expense Reimbursements

Franklin Mutual and Investor Services have contractually agreed in advance to waive or limit their respective fees and to assume as their own expense certain expenses otherwise payable by the Fund so that the expenses (excluding distribution fees, acquired fund fees and expenses and certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) for each class of the Fund do not exceed 0.97%, and Class R6 does not exceed 0.81%, based on the average net assets of each class until April 30, 2020. Total expenses waived or paid are not subject to recapture subsequent to the Fund’s fiscal year end.

Prior to May 1, 2019, the expenses (excluding certain fees and expenses as previously disclosed) for Class R6 were limited to 0.83% based on the average net assets of the class.

4.  Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2019, the custodian fees were reduced as noted in the Statement of Operations.

5.  Independent Trustees’ Retirement Plan

On January 1, 1993, the Trust adopted an Independent Trustees’ Retirement Plan (Plan). The Plan is an unfunded defined benefit plan that provides benefit payments to Trustees whose length of service and retirement age meets the eligibility requirements of the Plan. Benefits under the Plan are based on years of service and fees paid to each trustee at the time of retirement. Effective in December 1996, the Plan was closed to new participants.

During the year ended December 31, 2019, the Fund’s projected benefit obligation and benefit payments under the Plan were as follows:

[a]Projected benefit obligation at December 31, 2019	$3,627
[b]Increase in projected benefit obligation	$899
Benefit payments made to retired trustees	$(171)

aThe projected benefit obligation is included in trustees’ fees and expenses in the Statement of Assets and Liabilities.

bThe increase in projected benefit obligation is included in trustees’ fees and expenses in the Statement of Operations.

franklintempleton.com	Annual Report	31

FRANKLIN MUTUAL SERIES FUNDS

NOTES TO FINANCIAL STATEMENTS

Franklin Mutual International Fund (continued)

6.  Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains.

At December 31, 2019, the capital loss carryforwards were as follows:

Capital loss carryforwards not subject to expiration:
Short term	$380,285
Long term	8,303,435

Total capital loss carryforwards	$8,683,720

For tax purposes, the Fund may elect to defer any portion of a post-October capital loss or late-year ordinary loss to the first day of the following fiscal year. At December 31, 2019, the Fund deferred late-year ordinary losses of $40,094.

The tax character of distributions paid during the years ended December 31, 2019 and 2018, was as follows:

	2019	2018
Distributions paid from:
Ordinary income	$2,846,811	$2,390,052
Long term capital gain	278,185	1,002,381

	$3,124,996	$3,392,433

At December 31, 2019, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$105,179,827

Unrealized appreciation	$9,082,492
Unrealized depreciation	(15,086,101)

Net unrealized appreciation (depreciation)	$(6,003,609)

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of foreign currency transactions and passive foreign investment company shares.

7.  Investment Transactions

Purchases and sales of investments (excluding short term securities) for the year ended December 31, 2019, aggregated $12,569,736 and $60,806,629, respectively.

8.  Concentration of Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local, regional and global economic, political and social conditions, which may result in greater market volatility. Current political and financial uncertainty surrounding the European Union may increase market volatility and the economic risk of investing in securities in Europe. In addition, certain foreign securities may not be as liquid as U.S. securities.

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FRANKLIN MUTUAL SERIES FUNDS

NOTES TO FINANCIAL STATEMENTS

Franklin Mutual International Fund (continued)

9.  Other Derivative Information

At December 31, 2019, investments in derivative contracts are reflected in the Statement of Assets and Liabilities as follows:

	Asset Derivatives		Liability Derivatives

Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value

Foreign exchange contracts	Variation margin on futures contracts	$ —	Variation margin on futures contracts	$198,061	[a]

	Unrealized appreciation on OTC forward exchange contracts	371,849	Unrealized depreciation on OTC forward exchange contracts	339,144

Totals		$371,849		$537,205

aThis amount reflects the cumulative appreciation (depreciation) of futures contracts as reported in the Statement of Investments. Only the variation margin receivable/ payable at year end is separately reported within the Statement of Assets and Liabilities. Prior variation margin movements were recorded to cash upon receipt or payment.

For the year ended December 31, 2019, the effect of derivative contracts in the Statement of Operations was as follows:

Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Operations Location	Net Realized Gain (Loss) for the Year	Statement of Operations Location	Net Change in Unrealized Appreciation (Depreciation) for the Year

	Net realized gain (loss) from:		Net change in unrealized appreciation (depreciation) on:

Foreign exchange contracts	Forward exchange contracts	$1,922,383	Forward exchange contracts	$ (857,492)

	Futures contracts	1,001,804	Futures contracts	(212,193)

Totals		$2,924,187		$(1,069,685)

For the year ended December 31, 2019, the average month end notional amount of futures contracts represented $23,331,352. The average month end contract value of forward exchange contracts was $71,605,661.

See Note 1(c) regarding derivative financial instruments.

10.  Upcoming Acquisitions/Reorganization

On July 16, 2019, the Board approved a proposal to reorganize the Fund with and into Franklin Mutual Global Discovery Fund (Surviving Fund). On December 6, 2019, shareholders of the Fund approved the proposal. Upon completion of the reorganization on or about February 21, 2020, assets in the Fund will be transferred into the Surviving Fund.

11.  Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matured on February 7, 2020. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Effective February 7, 2020, the Borrowers renewed the Global Credit Facility for a one year term, maturing February 5, 2021, for a total of $2 billion.

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FRANKLIN MUTUAL SERIES FUNDS

NOTES TO FINANCIAL STATEMENTS

Franklin Mutual International Fund (continued)

11.  Credit Facility (continued)

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the year ended December 31, 2019, the Fund did not use the Global Credit Facility.

12.  Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments

•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

A summary of inputs used as of December 31, 2019, in valuing the Fund’s assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total

Assets:
Investments in Securities:[a]
Equity Investments[b]	$92,841,547	$—	$—	$92,841,547
Short Term Investments	899,573	5,600,000	—	6,499,573

Total Investments in Securities	$93,741,120	$5,600,000	$—	$99,341,120
Other Financial Instruments:
Forward Exchange Contracts	$—	$371,849	$—	$371,849

Liabilities:
Other Financial Instruments:
Futures Contracts	$198,061	$—	$—	$198,061
Forward Exchange Contracts	—	339,144	—	339,144

Total Other Financial Instruments	$198,061	$339,144	$—	$537,205
aFor detailed categories, see the accompanying Statement of Investments.

bIncludes common and preferred stocks.

13.  Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure other than those already disclosed in the financial statements.

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NOTES TO FINANCIAL STATEMENTS

Franklin Mutual International Fund (continued)

Abbreviations

Counterparty		Currency		Selected Portfolio

BOFA	Bank of America Corp.	EUR	Euro	ADR	American Depositary Receipt
BONY	The Bank of New York Mellon Corp.	GBP	British Pound	FHLB	Federal Home Loan Bank
HSBK	HSBC Bank PLC	USD	United States Dollar
SSBT	State Street Bank and Trust Co., N.A.
UBSW	UBS AG

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FRANKLIN MUTUAL SERIES FUNDS

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Franklin Mutual Series Funds and Shareholders of Franklin Mutual International Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Franklin Mutual International Fund (the “Fund”) (one of the funds constituting Franklin Mutual Series Funds), including the schedule of investments, as of December 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of Franklin Mutual International Fund (one of the funds constituting Franklin Mutual Series Funds) at December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (‘‘PCAOB’’) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Franklin investment companies since 1987.

Boston, Massachusetts

February 21, 2020

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Franklin Mutual International Fund

Tax Information (unaudited)

Under Section 852(b)(3)(C) of the Internal Revenue Code, the Fund hereby reports the maximum amount allowable but no less than $278,185 as a long term capital gain dividend for the fiscal year ended December 31, 2019.

Under Section 854(b)(1)(B) of the Internal Revenue Code, the Fund hereby reports the maximum amount allowable but no less than $3,992,580 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Internal Revenue Code for the fiscal year ended December 31, 2019. Distributions, including qualified dividend income, paid during calendar year 2019 will be reported to shareholders on Form 1099-DIV by mid-February 2020. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

At December 31, 2019, more than 50% of the Fund’s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. As shown in the table below, the Fund hereby reports to shareholders the foreign source income and foreign taxes paid, pursuant to Section 853 of the Internal Revenue Code. This written statement will allow shareholders of record on December 19, 2019, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The following table provides a detailed analysis of foreign tax paid, foreign source income and foreign source qualified dividends as reported by the Fund, to Class Z, Class A, Class C, Class R and Class R6 shareholders of record.

Class	Foreign Tax Paid Per Share	Foreign Source Income Per Share	Foreign Source Qualified Dividends Per Share

Class Z	$0.0593	$0.5288	$0.4324
Class A	$0.0593	$0.4955	$0.4052
Class C	$0.0593	$0.3794	$0.3102
Class R	$0.0593	$0.4538	$0.3709
Class R6	$0.0593	$0.5504	$0.4499

Foreign Tax Paid Per Share is the amount per share available to you, as a tax credit (assuming you held your shares in the Fund for a minimum of 16 days during the 31-day period beginning 15 days before the ex-dividend date of the Fund’s distribution to which the foreign taxes relate), or, as a tax deduction.

Foreign Source Income Per Share is the amount per share of income dividends attributable to foreign securities held by the Fund, plus any foreign taxes withheld on these dividends. The amounts reported include foreign source qualified dividends that have not been adjusted for the rate differential applicable to such dividend income.1

Foreign Source Qualified Dividends Per Share is the amount per share of foreign source qualified dividends plus any foreign taxes withheld on these dividends. These amounts represent the portion of the Foreign Source Income Per Share that were derived from qualified foreign securities held by the Fund.1

At the beginning of each calendar year, shareholders will receive Form 1099-DIV which will include their share of taxes paid and foreign source income distributed during the prior calendar year. The Foreign Source Income reported on Form 1099-DIV has not been adjusted for the rate differential on foreign source qualified dividend income. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

1Qualified dividends are taxed at reduced long term capital gains tax rates. In determining the amount of foreign tax credit that may be applied against the U.S. tax liability of individuals receiving foreign source qualified dividends, adjustments may be required to the foreign tax credit limitation calculation to reflect the rate differential applicable to such dividend income. The rules however permit certain individuals to elect not to apply the rate differential adjustments for capital gains and/or dividends for any taxable year. Please consult your tax advisor and the instructions to Form 1116 for more information.

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Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during at least the past five years and number of U.S. registered portfolios overseen in the Franklin Templeton fund complex, are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Independent Board Members

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Edward I. Altman, Ph.D. (1941) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2716	Trustee	Since 1987	12	None

Principal Occupation During at Least the Past 5 Years:
Max L. Heine Professor of Finance, Emeritus and Director of The Credit and Debt Markets Research Program, Salomon Center, Stern School of Business, New York University; editor and author of numerous financial publications; financial consultant; an adviser to numerous financial and publishing organizations; and formerly, Vice Director, Salomon Center, Stern School of Business, New York University.

Ann Torre Bates (1958) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2716	Trustee and Chairperson	Trustee since 1995 and Chairperson since January 2020	33	Ares Capital Corporation (specialty finance company) (2010-present), United Natural Foods, Inc. (distributor of natural, organic and specialty foods) (2013-present), Allied Capital Corporation (financial services) (2003-2010), SLM Corporation (Sallie Mae) (1997-2014) and Navient Corporation (loan management, servicing and asset recovery) (2014-2016).

Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Executive Vice President and Chief Financial Officer, NHP Incorporated (manager of multifamily housing) (1995-1997); and Vice President and Treasurer, US Airways, Inc. (until 1995).

Burton J. Greenwald (1929) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2716	Trustee	Since 2002	12	Franklin Templeton Emerging Markets Debt Opportunities Fund PLC (1999-present) and Fiduciary International Ireland Limited (1999-2015).

Principal Occupation During at Least the Past 5 Years:
Managing Director, B.J. Greenwald Associates (management consultants to the financial services industry); and formerly, Chairman, Fiduciary Trust International Funds; Executive Vice President, L.F. Rothschild Fund Management, Inc.; President and Director, Merit Mutual Funds; President, Underwriting Division and Director, National Securities & Research Corporation; Governor, Investment Company Institute; and Chairman, ICI Public Information Committee.

Jan Hopkins Trachtman (1947) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2716	Trustee	Since 2009	12	FinTech Acquisition Corp. III (special purpose fintech acquisition company) (2018-present)

Principal Occupation During at Least the Past 5 Years:
President and Founder, The Jan Hopkins Group (communications consulting firm); serves on Alumni Advisory Board of Knight Bagehot Fellowship; and formerly, President, Economic Club of New York (2007-2015); Anchor/Correspondent, CNN Financial News (until 2003); Managing Director and Head of Client Communications, Citigroup Private Bank (until 2005); Off-Air reporter, ABC News’ World News Tonight; and Editor, CBS Network News.

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Independent Board Members (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Keith Mitchell (1954) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2716	Trustee	Since 2009	12	None

Principal Occupation During at Least the Past 5 Years:
Director of various boards of asset management firms; and formerly, Managing Member, Mitchell, Hartley & Bechtel Advisers, LLC (formerly, Mitchell Advisers, LLC) (advisory firm) (2003-2015) and Managing Director, Putman Lovell NBF.

David W. Niemiec (1949) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2716	Trustee	Since 2015	33	Hess Midstream LP (oil and gas midstream infrastructure) (2017-present).

Principal Occupation During at Least the Past 5 Years:
Advisor, Saratoga Partners (private equity fund); and formerly, Managing Director, Saratoga Partners (1998-2001) and SBC Warburg Dillon Read (investment banking) (1997-1998); Vice Chairman, Dillon, Read & Co. Inc. (investment banking) (1991-1997); and Chief Financial Officer, Dillon, Read & Co. Inc. (1982-1997).

Charles Rubens II (1930) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2716	Trustee	Since 1998	12	None

Principal Occupation During at Least the Past 5 Years:
Private investor and president of non-profit organizations; and formerly, an executive of Time, Inc.; and Trustee of Colorado College.

Robert E. Wade (1946) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2716	Trustee	Since 1991	33	El Oro Ltd (investments) (2003-2019).

Principal Occupation During at Least the Past 5 Years:
Attorney at law engaged in private practice as a sole practitioner (1972-2008) and member of various boards.

Gregory H. Williams (1943) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2716	Trustee	Since 2015	12	None

Principal Occupation During at Least the Past 5 Years:
Private investor; Consultant; and formerly, President, University of Cincinnati (2009-2012); President, The City College of New York (2001-2009); Dean, College of Law, Ohio State University (1993-2001); and Associate Vice President, Academic Affairs and Professor of Law, University of Iowa (1977-1993).

Interested Board Members and Officers

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

**Gregory E. Johnson (1961) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2007	144	None

Principal Occupation During at Least the Past 5 Years:
Chairman of the Board, Member – Office of the Chairman, Director and Chief Executive Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 39 of the investment companies in Franklin Templeton; Vice Chairman, Investment Company Institute; and formerly, President, Franklin Resources, Inc. (1994-2015).

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Interested Board Members and Officers (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

**Peter A. Langerman (1955) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2716	Trustee, President, and Chief Executive Officer – Investment Management	Trustee since 2007, President, and Chief Executive Officer – Investment Management since 2005	7	None

Principal Occupation During at Least the Past 5 Years:
Chairman of the Board, Chief Executive Officer and President, Franklin Mutual Advisers, LLC; and officer and/or director, as the case may be, of three of the investment companies in Franklin Templeton.

Alison E. Baur (1964) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2012	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Deputy General Counsel, Franklin Templeton; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 41 of the investment companies in Franklin Templeton.

Breda M. Beckerle (1958) 280 Park Avenue New York, NY 10017	Interim Chief Compliance Officer	Since January 2020	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Chief Compliance Officer, Fiduciary Investment Management International, Inc., Franklin Advisers, Inc., Franklin Advisory Services, LLC, Franklin Mutual Advisers, LLC, Franklin Templeton Institutional, LLC; and officer of 41 of the investment companies in Franklin Templeton.

Steven J. Gray (1955) One Franklin Parkway San Mateo, CA 94403-1906	Vice President and Secretary	Vice President since 2009 and Secretary since 2005	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton; Vice President, Franklin Templeton Distributors, Inc. and FASA, LLC; and officer of 41 of the investment companies in Franklin Templeton.

Matthew T. Hinkle (1971) One Franklin Parkway San Mateo, CA 94403-1906	Chief Executive Officer – Finance and Administration	Since 2017	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Templeton Services, LLC; officer of 41 of the investment companies in Franklin Templeton; and formerly,Vice President, Global Tax (2012-April 2017) and Treasurer/Assistant Treasurer, Franklin Templeton (2009-2017).

Robert G. Kubilis (1973) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Chief Financial Officer, Chief Accounting Officer and Treasurer	Since 2012	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Treasurer, U.S. Fund Administration & Reporting; and officer of 15 of the investment companies in Franklin Templeton.

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Interested Board Members and Officers (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Robert Lim (1948) One Franklin Parkway San Mateo, CA 94403-1906	Vice President – AML Compliance	Since 2016	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Vice President, Franklin Templeton Companies, LLC; Chief Compliance Officer, Franklin Templeton Distributors, Inc. and Franklin Templeton Investor Services, LLC; and officer of 44 of the investment companies in Franklin Templeton Investments.

Navid J. Tofigh (1972) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2015	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Associate General Counsel; and officer of 41 of the investment companies in Franklin Templeton.

Craig S. Tyle (1960) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2005	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
General Counsel and Executive Vice President, Franklin Resources, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 41 of the investment companies in Franklin Templeton.

Lori A. Weber (1964) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Vice President	Since 2011	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton; Assistant Secretary, Franklin Resources, Inc.; Vice President and Secretary, Templeton Investment Counsel, LLC; and officer of 41 of the investment companies in Franklin Templeton.

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*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

**Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Franklin Resources, Inc. (Resources), which is the parent company of the Fund’s investment manager and distributor. Peter A. Langerman is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer of Franklin Mutual Advisers, LLC, which is the Fund’s investment manager.

Note 1: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the U.S. Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund’s Board has determined that there is at least one such financial expert on the Audit Committee and has designated each of Edward I. Altman, Ph.D., Ann Torre Bates and David W. Niemiec as an audit committee financial expert. The Board believes that Messrs. Altman and Niemiec and Ms. Bates qualify as such an expert in view of their extensive business background and experience. Mr. Altman has served as a member of the Fund Audit Committee since 1987. He currently serves as a Max L. Hine Professor of Finance, Emeritus and Director of The Credit and Debt Markets Research Program, Salomon Center, Stern School of Business, New York University. Ms. Bates has served as a member of the Fund Audit Committee since 1995. She currently serves as a director of Ares Capital Corporation (2010-present) and United Natural Foods, Inc. (2013-present) and was formerly a director of Navient Corporation from 2014 to 2016, SLM Corporation from 1997 to 2014 and Allied Capital Corporation from 2003 to 2010, Executive Vice President and Chief Financial Officer of NHP Incorporated from 1995 to 1997 and Vice President and Treasurer of US Airways, Inc. until 1995. Mr. Niemiec has served as a member of the Fund Audit Committee since 2015, currently serves as an Advisor to Saratoga Partners and was formerly its Managing Director from 1998 to 2001 and serves as a director of Hess Midstream LP (2017-present). Mr. Niemiec was formerly a director of Emeritus Corporation from 1999 to 2010 and OSI Pharmaceuticals, Inc. from 2006 to 2010, Managing Director of SBC Warburg Dillon Read from 1997 to 1998, and was Vice Chairman from 1991 to 1997 and Chief Financial Officer from 1982 to 1997 of Dillon, Read & Co. Inc. As a result of such background and experience, the Board believes that Messrs. Altman and Niemiec and Ms. Bates have each acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Messrs. Altman and Niemiec and Ms. Bates are independent Board members as that term is defined under the applicable U.S. Securities and Exchange Commission Rules and Releases.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request. Shareholders may call (800) DIAL BEN/342-5236 to request the SAI.

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FRANKLIN MUTUAL INTERNATIONAL FUND

Shareholder Information

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust, on behalf of the Fund, files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year as an exhibit to its report on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive the Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

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Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

Annual Report and Shareholder Letter Franklin Mutual International Fund

Investment Manager	Distributor	Shareholder Services
Franklin Mutual Advisers, LLC	Franklin Templeton Distributors, Inc. (800) DIAL BEN® / 342-5236 franklintempleton.com	(800) 632-2301 - (Class A, C, R & R6) (800) 448-FUND - (Class Z)

© 2020 Franklin Templeton Investments. All rights reserved.	373 A 02/20

Item 2.	Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 13(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3.	Audit Committee Financial Expert.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial experts are Edward I. Altman, Ann Torre Bates and David W. Niemiec and they are “independent” as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4.	Principal Accountant Fees and Services.

(a)    Audit Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $466,362 for the fiscal year ended December 31, 2019 and $457,217 for the fiscal year ended December 31, 2018.

(b)    Audit-Related Fees

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of Item 4.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c)    Tax Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning were $22,310 the fiscal year ended December 31, 2019 and $20,026 for the fiscal year ended December 31, 2018. The services for which these fees were paid included identifying passive foreign investment companies to manage exposure to tax liabilities and India tax compliance services.

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning were $70,000 for the fiscal year ended December 31, 2019 and $70,000 for the fiscal year ended December 31, 2018. The services for which these fees were paid included technical tax consultation for withholding tax report to foreign governments, application of local country tax laws and tax advice.

(d)    All Other Fees

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4 were $0 for the fiscal year ended December 31, 2019 and $25,000 for the fiscal year ended December 31, 2018. The services for which these fees were paid included additional procedures performed as a result of a material weakness identified during the 2017 audit.

There were no fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant other than the services reported in paragraphs (a)-(c) of Item 4.

(e) (1) The registrant’s audit committee is directly responsible for approving the services to be provided by the auditors, including:

(i)    pre-approval of all audit and audit related services;

(ii)    pre-approval of all non-audit related services to be provided to the Fund by the auditors;

(iii)    pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant’s investment adviser or to any entity that controls, is controlled by or is under common control with the registrant’s investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

(iv)    establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs (b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f)     No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $92,310 for the fiscal year ended December 31, 2019 and $115,026 for the fiscal year ended December 31, 2018.

(h) The registrant’s audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants. N/A

Item 6.	Schedule of Investments. N/A

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. N/A

Item 8.	Portfolio Managers of Closed-End Management Investment Companies. N/A

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. N/A

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that would require disclosure herein.

Item 11.	Controls and Procedures.

(a) Evaluation of Disclosure Controls and Procedures The Registrant maintains disclosure controls and procedures that are designed to provide reasonable assurance that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures. Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b)    Changes in Internal Controls. There have been no changes in the Registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect the internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Company. N/A

Item 13.	Exhibits.

(a)(1) Code of Ethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Matthew T. Hinkle, Chief Executive Officer - Finance and Administration, and Robert G. Kubilis, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Matthew T. Hinkle, Chief Executive Officer - Finance and Administration, and Robert G. Kubilis, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN MUTUAL SERIES FUNDS

By	S\MATTHEW T. HINKLE
Matthew T. Hinkle
Chief Executive Officer – Finance and Administration
Date	February 28, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	S\MATTHEW T. HINKLE
Matthew T. Hinkle
Chief Executive Officer – Finance and Administration
Date	February 28, 2020

By	S\ROBERT G. KUBILIS
Robert G. Kubilis
Chief Financial Officer and Chief Accounting Officer
Date	February 28, 2020